As filed with the Securities and Exchange
                         Commission on December 30, 2005


                                                         File Nos. 333-87002
                                                                   811-21081

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                           Pre-Effective Amendment No.
                        Post-Effective Amendment No. 12     X

                                     and/or

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                               Amendment No. 15             X

                  AllianceBernstein Blended Style Series, Inc.
              1345 Avenue of the Americas, New York, New York 10105
                                 (800) 221-5672

                                 MARK R. MANLEY
                        Alliance Capital Management L.P.
                           1345 Avenue of the Americas
                            New York, New York 10105
                     (Name and address of agent for service)

                          Copies of Communications to:
                              Patricia A. Poglinco
                               Seward & Kissel LLP
                             One Battery Park Plaza
                            New York, New York 10004

It is proposed that this filing will become effective (check appropriate box)

[X]  immediately upon filing pursuant to paragraph (b)
[_]  on (date) pursuant to paragraph (b)
[_]  60 days after filing pursuant to paragraph (a)(1)
[_]  on (date) pursuant to paragraph (a)(1)
[_]  75 days after filing pursuant to paragraph (a)(2)
[_]  on (date) pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following box:

____ This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

This Post-Effective Amendment No. 12 relates solely to the Class A, Class B, Class C, Class R, Class K, Class I or Advisor Class shares of the U.S. Large Cap Portfolio. No information contained in the Registrant's Registration Statement relating to the Class A, Class B, Class C, Class R, Class K, Class I and Adviser Class shares of the AllianceBernstein 2000 Retirement Strategy, the AllianceBernstein 2005 Retirement Strategy, the AllianceBernstein 2010 Retirement Strategy, the AllianceBernstein 2015 Retirement Strategy, the AllianceBernstein 2020 Retirement Strategy, the AllianceBernstein 2025 Retirement Strategy, the AllianceBernstein 2030 Retirement Strategy, the AllianceBernstein 2035 Retirement Strategy, the AllianceBernstein 2040 Retirement Strategy and the AllianceBernstein 2045 Retirement Strategy of the Registrant is amended or superseded hereby.

  [LOGO]ALLIANCEBERNSTEIN(R)
        Investment Research and Management

  AllianceBernstein Blended Style Series

The AllianceBernstein Blended Style Series--U.S. Large Cap Portfolio is an equity fund designed to provide investors with an efficiently diversified blend of the growth and value investment styles of Alliance and its Bernstein unit in a single investment portfolio.


--------------------------------------------------------------------------------

                                                    PROSPECTUS-December 30, 2005

--------------------------------------------------------------------------------


> U.S. Large Cap Portfolio

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Investment Products Offered
---------------------------
> Are Not FDIC Insured
> May Lose Value
> Are Not Bank Guaranteed
---------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------


                                                                            Page

RISK/RETURN SUMMARY .....................................................     3

FEES AND EXPENSES OF THE FUND ...........................................     6

INVESTING IN THE FUND ...................................................     7

How To Buy Shares .......................................................     7
The Different Share Class Expenses ......................................     8
Sales Charge Reduction Programs .........................................     9
CDSC Waivers and Other Programs .........................................    10
The "Pros" and "Cons" of Different Share Classes ........................    11
Payments to Financial Advisors and Their Firms ..........................    11
How To Exchange Shares ..................................................    13
How To Sell or Redeem Shares ............................................    13
Frequent Purchases and Redemptions of Fund Shares .......................    13
How the Fund Values Its Shares ..........................................    15

GLOSSARY ................................................................    15

DESCRIPTION OF THE FUND .................................................    16

Description of Underlying Portfolios ....................................    16
Investment Objectives and Principal Policies of Underlying Portfolios ...    16
Additional Investment Practices .........................................    17

MANAGEMENT OF THE FUND ..................................................    18

DIVIDENDS, DISTRIBUTIONS AND TAXES ......................................    20

CONVERSION FEATURE ......................................................    21

GENERAL INFORMATION .....................................................    22

FINANCIAL HIGHLIGHTS ....................................................    23

APPENDIX A ..............................................................    26

The Fund's investment adviser is Alliance Capital Management L.P., a global investment manager providing diversified services to institutions and individuals through a broad line of investments including 120 mutual funds.


RISK/RETURN SUMMARY
--------------------------------------------------------------------------------

The following is a summary of certain key information about the U.S. Large Cap Portfolio of AllianceBernstein Blended Style Series. This Summary describes the Fund's objectives, principal investment strategies, principal risks and fees. This Summary includes a short discussion of some of the principal risks of investing in the Fund.

A more detailed description of the Fund, including the risks associated with investing in the Fund, can be found further back in this Prospectus. Please be sure to read this additional information BEFORE you invest. The Fund may at times use certain types of investment derivatives such as options, futures, forwards and swaps. The use of these techniques involves special risks that are discussed in this Prospectus.

This Summary includes a table showing the Fund's average annual returns before and after taxes and a bar chart showing its annual returns. The table and bar chart provide an indication of the historical risk of an investment in the Fund by showing:

o how the Fund's average returns, before (and for Class A shares) after taxes, for one year and over the life of the Fund; and

o changes in the Fund's performance from year to year over the life of the Fund.


The Fund's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future. As with all investments, you may lose money by investing in the Fund.

U.S. Large Cap Portfolio
--------------------------------------------------------------------------------

OBJECTIVE:

The investment objective of the Fund is long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:

The Fund will seek to achieve its investment objective by investing in two portfolios of The AllianceBernstein Pooling Portfolios, representing growth and value equity investment styles (the "Underlying Portfolios"). Under normal circumstances, the Fund will invest at least 80% of its net assets in Underlying Portfolios that invest in large capitalization companies. By investing in the Underlying Portfolios, the Adviser efficiently diversifies the Fund between growth and value styles. Normally, approximately 50% of the value of the Fund's investments in the Underlying Portfolios will consist of growth stocks and 50% of value stocks, although this allocation will vary within a narrow range around this 50/50 target. Beyond this range, Alliance will rebalance the investments in the Underlying Portfolios as necessary to maintain this targeted allocation.

The value of your investment in the Fund will change with changes in the value of the Fund's investments in the Underlying Portfolios. Many factors can affect those values. In this summary, we describe the principal risks that may affect the Fund's performance as a whole. This Prospectus includes more information about the Underlying Portfolios, their investments, and related risks under "Description of Underlying Portfolios" below.

o Market Risk The value of an Underlying Portfolio's investments will fluctuate as the stock or bond markets fluctuate and prices overall may decline over short- or long-term periods.

o Allocation Risk The allocation of investments between growth and value companies may have a more significant effect on the Fund's net asset value when one of these styles is performing more poorly than the other.

o Management Risk The Fund is subject to management risk because the Underlying Portfolios are actively managed investment portfolios. Alliance will apply its investment techniques and risk analyses in making investment decisions for each Underlying Portfolio, but there is no guarantee that its decisions will produce the desired results.

--------------------------------------------------------------------------------

PERFORMANCE TABLE
--------------------------------------------------------------------------------


Average Total Annual Returns*
(For the periods ended December 31, 2004)
--------------------------------------------------------------------------------
                                                     1            Since
                                                    Year       Inception**
--------------------------------------------------------------------------------
Class A***         Return Before Taxes              5.38%         9.47%
                   -------------------------------------------------------------
                   Return After Taxes on
                   Distributions                    4.86%         9.21%
                   -------------------------------------------------------------
                   Return After Taxes
                   on Distributions and
                   Sale of Fund Shares              4.20%         8.11%
--------------------------------------------------------------------------------
Class B            Return Before Taxes              5.25%         9.96%
--------------------------------------------------------------------------------
Class C            Return Before Taxes              8.25%        10.66%
--------------------------------------------------------------------------------
Advisor Class      Return Before Taxes             10.34%        11.74%
--------------------------------------------------------------------------------
S&P 500**** Stock  (reflects no deduction for
Index              fees, expenses or taxes)        10.88%        14.53%
--------------------------------------------------------------------------------


* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.

**    Inception Date for Class A, B, C and Advisor Class shares: 7/15/02.

***   After-tax Returns:

      -- Are shown for Class A shares only and will vary for Class B, C and Advisor Class shares because these shares have different expense ratios.

      -- Are an estimate, which is based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

      -- Are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.


****  Since-inception return is as of 7/31/02.


BAR CHART
--------------------------------------------------------------------------------


The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be lower than those shown. Through September 30, 2005, the year to date unannualized return for Class A shares was 0.08%.


   [THE FOLLOWING TABLE WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL.]

   n/a     n/a     n/a     n/a     n/a     n/a     n/a    n/a     23.09   10.02
--------------------------------------------------------------------------------
   95       96      97      98      99      00      01     02       03      04

                                                           Calendar Year End (%)


You should consider an investment in the Fund as long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart the Fund's:

Best quarter was up 12.19%, 2nd quarter, 2003; and Worst quarter was down -2.22%, 3rd quarter, 2004.

FEES AND EXPENSES OF THE FUND
--------------------------------------------------------------------------------

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)


                                           Class A Shares   Class B Shares   Class C Shares   Advisor Class Shares
                                           --------------   --------------   --------------   --------------------
Maximum Sales Charge (Load) Imposed
on Purchases (as a percentage of
offering price)                               4.25%(a)           None             None                None

Maximum Deferred Sales Charge (Load)
(as a percentage of original purchase
price or redemption proceeds, whichever
is lower)                                     None (a)           4.00%*(a)        1.00%**(a)          None

Exchange Fee                                  None               None             None                None

(a) Class A sales charges may be reduced or eliminated in certain circumstances, typically for large purchases. In some cases, however, a 1%, 1-year contingent deferred sales charge or CDSC may apply. CDSCs for Class A, B, and C shares may also be subject to waiver in certain circumstances. See "Investing in the Fund - CDSC Waivers and Other Programs" in this Prospectus and "Purchase of Shares" in the Statement of Additional Information, or SAI.


* Class B shares automatically convert to Class A shares after 8 years. The CDSC decreases over time. For Class B shares, the CDSC decreases 1.00% annually to 0% after the 4th year.

**    For Class C shares, the CDSC is 0% after the first year.

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets) and EXAMPLES


The Fund's operating expense table shows the fees and expenses (including Underlying Portfolio fees) that you may pay if you buy and hold shares of the Fund. The Fund will bear its pro rata share of the expenses incurred by the Underlying Portfolios as a shareholder in the Underlying Portfolios. The Examples are to help you compare the cost of investing in the Fund with the cost of investing in other funds. They assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. They also assume that your investment has a 5% return each year, that the Fund's Underlying Portfolios' operating expenses stay the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower. The expenses illustrated in the Examples are based on the Estimated Annual Fund and Underlying Portfolios Net Expenses. If the Examples reflected only the Net Expenses of the Fund, the expenses would be lower.

                                          Operating Expenses
                                ---------------------------------------
                                                                Advisor
                                Class A    Class B    Class C    Class
                                -------    -------    -------   -------
Management fees                     .65%       .65%       .65%      .65%
Distribution and/or
    service (12b-1) fees            .30%      1.00%      1.00%     None
Other expenses:
    Transfer agent                  .13%       .13%       .13%      .13%
    Other expenses (a)              .28%       .28%       .28%      .28%
                                -------    -------    -------   -------
Total other expenses                .41%       .41%       .41%      .41%
Total Fund operating
    expenses (b)                   1.36%      2.06%      2.06%     1.06%
                                =======    =======    =======   =======
Estimated indirect
    expenses of Underlying
    Portfolios (c)                  .02%       .02%       .02%      .02%
                                -------    -------    -------   -------
Total expenses                     1.38%      2.08%      2.08%     1.08%
                                =======    =======    =======   =======

                                                            Examples
                          -----------------------------------------------------------------------------
                                                                                               Advisor
                          Class A       Class B+    Class B++      Class C+       Class C++     Class
                          -------      ---------    ---------      ---------      ---------   ---------
After 1 Year              $   560      $     611    $     211      $     311      $     211   $     110
After 3 Years             $   843      $     852    $     652      $     652      $     652   $     343
After 5 Years             $ 1,148      $   1,119    $   1,119      $   1,119      $   1,119   $     595
After 10 Years            $ 2,012      $   2,231(d) $   2,231(d)   $   2,410      $   2,410   $   1,317

--------------------------------------------------------------------------------

+     Assumes redemption at end of period.

++    Assumes no redemption at end of period.

(a) Expense information has been restated to reflect a reduction in custody fees.

(b) Restated to exclude expenses attributable to estimated costs of proxy solicitation that have been incurred during 2005 or that are expected to be incurred in 2006 in the amount of 0.05%.

(c) Estimated indirect expenses of Underlying Portfolios are based upon the target allocation of the Fund's assets among the Underlying Portfolios, as well as estimated expenses of the Underlying Portfolios, and may be higher or lower than those shown above.

(d)   Assumes Class B shares convert to Class A shares after eight years.

INVESTING IN THE FUND

This section discusses how to buy, sell or redeem, or exchange different classes of shares in the Fund that are offered in this Prospectus. The Fund offers four classes of shares through this Prospectus. Retirement shares of the Fund are available through a separate prospectus.


Each share class represents an investment in the same portfolio of securities, but the classes may have different sales charges and bear different on-going distribution expenses. For additional information on the differences between the different classes of shares and factors to consider when choosing among them, please see "The Different Share Class Expenses" and "The Pros and Cons of Different Share Classes" below. Keep in mind that only Class A shares offer Quantity Discounts on sales charges, as described more fully under "Sales Charge Reduction Programs" below. Also, you can learn more about payments to brokers, financial planners, banks, insurance companies, registered investment advisors, or other "financial intermediaries" who distribute shares of the Fund and your individual financial advisor under "Payments to Financial Advisors and their Firms."

HOW TO BUY SHARES

Class A, Class B and Class C Shares

You may purchase the Fund's Class A, Class B, or Class C shares through financial intermediaries, such as broker-dealers or banks. You also may purchase shares directly from the Fund's principal underwriter, AllianceBernstein Investment Research and Management, Inc., or ABIRM.

Purchases Minimums and Maximums

Minimums:*

      --Initial:                     $   2,500
      --Subsequent:                  $      50


* These purchase minimums may not apply to some accounts established in connection with the Automatic Investment Program and to some retirement-related investment programs. Please see "Automatic Investment Program" and "Employee Benefit Plans" below. Additionally, these investment minimums do not apply to persons participating in a fee-based program sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by ABIRM.


Maximum Individual Purchase Amount:

      --Class A shares                    None
      --Class B shares             $   100,000
      --Class C shares             $ 1,000,000

Your broker or financial advisor must receive your purchase request by 4:00 p.m., Eastern time, and submit it to the Fund by a prearranged time for you to receive the next-determined net asset value or NAV, less any applicable initial sales charge.

If you are an existing Fund shareholder and you have completed the appropriate section of the Subscription Application, you may purchase additional shares by telephone with payment by electronic funds transfer in amounts not exceeding $500,000. Alliance Global Investor Services, Inc., or AGIS, must receive and confirm telephone requests before 4:00 p.m., Eastern time, to receive that day's public offering price. Call 800-221-5672 to arrange a transfer from your bank account.

Advisor Class Shares

You may purchase Advisor Class shares through your financial advisor at NAV. Advisor Class shares may be purchased and held solely:

o through accounts established under a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by ABIRM;


o through a defined contribution employee benefit plan (e.g., a 401(k) plan) that has at least $10,000,000 in assets and that purchases shares directly without the involvement of a financial intermediary; and


o by investment advisory clients of, and certain other persons associated with, Alliance and its affiliates or the Fund.

The Fund's SAI has more detailed information about who may purchase and hold Advisor Class shares.


Employee Benefit Plans

Special eligibility rules apply to some employee benefit plans. Except as indicated, there are no investment minimums for the plans listed below. Class A shares are available to:


o     Traditional and ROTH IRAs (the minimums listed in the table above apply);

o     SEPs, SAR-SEPs, SIMPLE IRAs, and individual 403(b) plans;


o AllianceBernstein-sponsored Coverdell Education Savings Accounts ($2,000 initial investment minimum, $150 automatic investment program monthly minimum);

o AllianceBernstein Link, AllianceBernstein Individual 401(k), and AllianceBernstein SIMPLE IRA plans; and

o certain defined contribution retirement plans that do not have plan level or omnibus accounts on the books of the Fund.

Class B shares are generally not available to group retirement plans; however, group retirement plans that selected Class B shares as an investment alternative under their plan before September 2, 2003 may continue to purchase Class B shares.

Class C shares are available to:

o AllianceBernstein Link, AllianceBernstein Individual 401(k), and AllianceBernstein SIMPLE IRA plans with less than $250,000 in plan assets and 100 employees; and

o     group retirement plans with plan assets of less than $1,000,000.

Required Information

The Fund is required by law to obtain, verify and record certain personal information from you or persons on your behalf in order to establish an account. Required information includes name, date of birth, permanent residential address and taxpayer identification number (for most investors, your social security number). The Fund may also ask to see other identifying documents. If you do not provide the information, the Fund will not be able to open your account. If the Fund is unable to verify your identity, or that of another person(s) authorized to act on your behalf, or if the Fund believes it has identified potential criminal activity, the Fund reserves the right to take action it deems appropriate or as required by law, which may include closing your account. If you are not a U.S. citizen or Resident Alien, your account must be affiliated with a NASD member firm.

The Fund is required to withhold 28% of taxable dividends, capital gains distributions, and redemptions paid to any shareholder who has not provided the Fund with his or her certified taxpayer identification number. To avoid this, you must provide your correct tax identification number (social security number for most investors) on your Subscription Application.

General

ABIRM may refuse any order to purchase shares. The Fund reserves the right to suspend the sale of its shares to the public in response to conditions in the securities markets or for other reasons.

THE DIFFERENT SHARE CLASS EXPENSES

This section describes the different expenses of investing in each class and explains factors to consider when choosing a class of shares. The expenses can include distribution and/or service fees (12b-1 fees), initial sales charges and/or CDSCs. Please see below for a discussion of how CDSCs are calculated. If you are not eligible to buy Advisor Class shares, you will need to choose among Class A, Class B and Class C shares. Only Class A shares offer Quantity Discounts, as described below under "Sales Charge Reduction Programs."

--------------------------------------------------------------------------------
                            WHAT IS A RULE 12b-1 FEE?

A Rule 12b-1 fee is a fee deducted from a Fund's assets that is used to pay for personal service, maintenance of shareholder accounts and distribution costs, such as advertising and compensation of financial intermediaries. The amount of each share class's 12b-1 fee, if any, is disclosed below and in the Fund's fee table near the front of the Prospectus.
--------------------------------------------------------------------------------

Asset-based Sales Charges or Distribution and/or Service (Rule 12b-1) Fees

The Fund has adopted plans under Commission Rule 12b-1 that allows the Fund to pay asset-based sales charges or distribution and/or service fees for the distribution and sale of its shares. The amount of these fees for each class of the Fund's shares is:

                        Distribution and/or Service (Rule
                         12b-1) Fee (as a Percentage of
                       Aggregate Average Daily Net Assets)
                       -----------------------------------
Class A                              .30%
Class B                             1.00%
Class C                             1.00%
Advisor Class                       None

Because these fees are paid out of the Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales fees. Class B and Class C shares are subject to higher Rule 12b-1 fees than Class A shares. Class B shares are subject to these higher fees for a period of eight years, after which they convert to Class A shares. The higher fees mean a higher expense ratio, so Class B and Class C shares pay correspondingly lower dividends and may have a lower NAV (and returns) than Class A shares. All or some of these fees may be paid to financial intermediaries, including your financial advisor's firm.

Class A Shares--Initial Sales Charge Alternative


You can purchase Class A shares at their public offering price (or cost), which is NAV plus an initial sales charge of up to 4.25% of the offering price. Purchases of Class A shares in excess of $1,000,000 are not subject to a sales charge but, if redeemed within one year, may be subject to a CDSC of up to 1%. When a non-AllianceBernstein sponsored group retirement plan terminates the Fund as an investment option within one year, all investments in Class A shares of the Fund through the plan are subject to a 1% CDSC upon redemption. Furthermore, when a group retirement plan ceases to participate in an AllianceBernstein-sponsored group retirement plan program, investments in the Fund's Class A shares through the plan are subject to a 1%, 1-year CDSC upon redemption. The CDSC is applied to the lesser of NAV at the time of redemption of shares or the original cost of shares being redeemed.


Class B Shares--Deferred Sales Charge Alternative

You can purchase Class B shares at NAV without an initial sales charge. This means that the full amount of your purchase is invested in the Fund. Your investment, however, is subject to a CDSC if you redeem shares within four years of purchase. The CDSC varies depending on the number of years you hold the shares. The CDSC amounts for Class B shares are:

                  Year Since Purchase        CDSC
                  -------------------        ----
                  First                       4.0%
                  Second                      3.0%
                  Third                       2.0%
                  Fourth                      1.0%
                  Fifth and thereafter        None

If you exchange your shares for the Class B shares of another AllianceBernstein Mutual Fund, the CDSC also will apply to the Class B shares received. The CDSC period begins with the date of your original purchase, not the date of exchange for the other Class B shares.

Class B shares purchased for cash automatically convert to Class A shares eight years after the end of the month of your purchase. If you purchase shares by exchange for the Class B shares of another AllianceBernstein Mutual Fund, the conversion period runs from the date of your original purchase.

Class C Shares--Asset-Based Sales Charge Alternative

You can purchase Class C shares at NAV without an initial sales charge. This means that the full amount of your purchase is invested in the Fund. Your investment, however, is subject to a 1% CDSC if you redeem your shares within 1 year. If you exchange your shares for the Class C shares of another AllianceBernstein Mutual Fund, the 1% CDSC also will apply to the Class C shares received. The 1-year period for the CDSC begins with the date of your original purchase, not the date of the exchange for the other Class C shares.

Class C shares do not convert to any other class of shares of the Fund.

--------------------------------------------------------------------------------
                           HOW IS THE CDSC CALCULATED?

The CDSC is applied to the lesser of NAV at the time of redemption or the original cost of shares being redeemed (or, as to Fund shares acquired through an exchange, the cost of the AllianceBernstein Mutual Fund shares originally purchased for cash). This means that no sales charge is assessed on increases in NAV above the initial purchase price. Shares obtained from dividend or distribution reinvestment are not subject to the CDSC. In determining the CDSC, it will be assumed that the redemption is, first, of any shares not subject to a CDSC and, second, of shares held the longest.
--------------------------------------------------------------------------------

Advisor Class Shares--Fee Based Program Alternative

You may purchase Advisor Class shares through your financial advisor. Advisor Class shares are not subject to any initial or contingent sales charges. However, when you purchase Advisor Class shares through your financial advisor, your financial advisor may charge a fee. Advisor Class shares are not available to everyone. See "How to Buy Shares" above.

SALES CHARGE REDUCTION PROGRAMS

This section includes important information about sales charge reduction programs available to investors in Class A shares and describes information or records you may need to provide to the Fund or your financial intermediary in order to be eligible for sales charge reduction programs.


Information about sales charge reduction programs also is available free of charge and in a clear and prominent format on our website at www.AllianceBernstein.com (click on "Reducing or Eliminating Sales Charges"). More information on Breakpoints and other sales charge waivers is available in the Fund's SAI.


Required Shareholder Information and Records

In order for shareholders to take advantage of sales charge reductions, a shareholder or his or her financial intermediary must notify the Fund that the shareholder qualifies for a reduction. Without notification, the Fund is unable to ensure that the reduction is applied to the shareholder's account. A shareholder may have to provide information or records to his or her financial intermediary or the Fund to verify eligibility for breakpoint privileges or other sales charge waivers. This may include information or records, including account statements, regarding shares of the Fund or other AllianceBernstein Mutual Funds held in:

o     all of the shareholder's accounts at the Fund or a financial intermediary;

o     any account of the shareholder at another financial intermediary; and

o accounts of related parties of the shareholder, such as members of the same family, at any financial intermediary.

--------------------------------------------------------------------------------
                          You Can Reduce Sales Charges
                           When Buying Class A Shares
--------------------------------------------------------------------------------

Breakpoints or Quantity Discounts Offered by the Fund

The Fund offers investors the benefit of discounts on the sales charges that apply to purchases of Class A shares in certain circumstances. These discounts, which are also known as Breakpoints, can reduce or, in some cases, eliminate the initial sales charges that would otherwise apply to your Class A investment. Mutual funds are not required to offer breakpoints and different mutual fund groups may offer different types of breakpoints.

Breakpoints or Quantity Discounts allow larger investments in Class A shares to be charged lower sales charges. A shareholder investing more than $100,000 in Class A shares of the Fund is eligible for a reduced sales charge. Initial sales charges are eliminated completely for purchases of $1,000,000 or more, although a 1%, 1-year CDSC may apply.

The sales charge schedule of Class A share Quantity Discounts is as follows:

                                      Initial Sales Charge
                                 -----------------------------
                                   As % of           As % of
                                  Net Amount        Offering
Amount Purchased                   Invested          Price
                                 -------------     -----------

Up to $100,000                       4.44%            4.25%
$100,000 up to $250,000              3.36             3.25
$250,000 up to $500,000              2.30             2.25
$500,000 up to $1,000,000            1.78             1.75
$1,000,000 and above                 0.00             0.00

Rights of Accumulation

To determine if a new investment in Class A shares is eligible for a Quantity Discount, a shareholder can combine the value of the new investment of the Fund with the value of existing investments in the Fund, any other AllianceBernstein Mutual Fund, AllianceBernstein Institutional Funds and certain CollegeBoundfund accounts for which the shareholder, his or her spouse, or child under the age of 21 is the participant. The AllianceBernstein Mutual Funds use the current NAV of your existing investments when combining them with your new investment.

Combined Purchase Privileges

A shareholder may qualify for a Quantity Discount by combining purchases of shares of the Fund into a single "purchase." A "purchase" means a single purchase or concurrent purchases of shares of the Fund or any other AllianceBernstein Mutual Fund, including AllianceBernstein Institutional Funds, by:

o an individual, his or her spouse, or the individual's children under the age of 21 purchasing shares for his, her or their own account(s), including certain CollegeBoundfund accounts;

o a trustee or other fiduciary purchasing shares for a single trust, estate or single fiduciary account with one or more beneficiaries involved;

o     the employee benefit plans of a single employer; or

o any company that has been in existence for at least six months or has a purpose other than the purchase of shares of the Fund.

Letter of Intent

An investor may not immediately invest a sufficient amount to reach a Quantity Discount, but may plan to make one or more additional investments over a period of time that, in the end, would qualify for a Quantity Discount. For these situations, the Fund offers a Letter of Intent, which permits the investor to express the intention, in writing, to invest at least $100,000 in Class A shares of the Fund or any AllianceBernstein Mutual Fund within 13 months. The Fund will then apply the Quantity Discount to each of the investor's purchases of Class A shares that would apply to the total amount stated in the Letter of Intent. If an investor fails to invest the total amount stated in the Letter of Intent, the Fund will retroactively collect the sales charges otherwise applicable by redeeming shares in the investor's account at their then current NAV. Investors qualifying for a Combined Purchase Privilege may purchase shares under a single Letter of Intent.

Other Programs

Class A shareholders may be able to purchase additional Class A shares with a reduced or eliminated sales charge through the following AllianceBernstein programs: Dividend Reinvestment Program, Dividend Direction Plan and Reinstatement Privilege. These additional programs are described under "CDSC Waivers and Other Programs" below.

Class A Shares--Sales at NAV

The Fund may sell its Class A shares at NAV without an initial sales charge to some categories of investors, including:

o AllianceBernstein Link, AllianceBernstein Individual 401(k), and AllianceBernstein SIMPLE IRA plans with at least $250,000 in plan assets or 100 employees;

o investment management clients of Alliance or its affiliates, including clients and prospective clients of Alliance's AllianceBernstein Institutional Investment Management division;

o present or retired full-time employees and former employees (for subsequent investment in accounts established during the course of their employment) of Alliance, ABIRM, AGIS and their affiliates or their spouses, siblings, direct ancestors or direct descendants or any trust, individual retirement account or retirement plan account for the benefit of such person;

o officers, directors and present full-time employees of selected dealers or agents, their spouses, or any trust, individual retirement account or retirement plan account for the benefit of such person; or

o persons participating in a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by ABIRM, under which such persons pay an asset-based fee for service in the nature of investment advisory or administrative services.

CDSC WAIVERS AND OTHER PROGRAMS

--------------------------------------------------------------------------------
                         Here Are Some Ways To Avoid Or
                         Minimize Charges On Redemption
--------------------------------------------------------------------------------

CDSC Waivers

The Fund will waive the CDSCs on redemptions of shares in the following circumstances, among others:

o     permitted exchanges of shares;


o     following the death or disability of a shareholder;

o if the redemption represents a minimum required distribution from an IRA or other retirement plan to a shareholder who has attained the age of 70 1/2; or

o if the redemption is necessary to meet a plan participant's or beneficiary's request for a distribution or a loan from a group retirement plan participant's or beneficiary's direction to allocate his or her plan account among other investment alternatives available under a group retirement plan.


Dividend Reinvestment Program

Shareholders may elect to have all income and capital gains distributions from their account paid to them in the form of additional shares of the same class of the Fund under the Fund's Dividend Reinvestment Program. There is no initial sales charge or CDSC imposed on shares issued pursuant to the Dividend Reinvestment Program.

Dividend Direction Plan

A shareholder who already maintains accounts in more than one AllianceBernstein Mutual Fund may direct the automatic investment of income dividends and/or capital gains by the Fund, in any amount, without the payment of any sales charges, in shares of the same class of one or more other AllianceBernstein Mutual Fund(s).

Automatic Investment Program


The Automatic Investment Program allows investors to purchase shares of the Fund through pre-authorized transfers of funds from the investor's bank account. Under the Automatic Investment Program, an investor may (i) make an initial purchase of at least $2,500 and invest at least $50 monthly or (ii) make an initial purchase of less than $2,500 and commit to a monthly investment of $200 or more until the investor's account balance is $2,500 or more. Shareholders who committed to monthly investments of $25 or more through the Automatic Investment Program by October 15, 2004 will be able to continue their program despite the $50 monthly minimum discussed above. Please see the Fund's SAI for more details.


Reinstatement Privilege


A shareholder who has redeemed all or any portion of his or her Class A or Class B shares may reinvest all or any portion of the proceeds from the redemption in Class A shares of any AllianceBernstein Mutual Fund at NAV without any sales charge, if the reinvestment is made within 120 calendar days after the redemption date, and, for Class B shares, a CDSC has been paid and ABIRM has approved, at its discretion, the reinstatement of the shares.

Systematic Withdrawal Plan


The Fund offers a systematic withdrawal plan that permits the redemption of Class A, Class B or Class C shares without payment of a CDSC. Under this plan, redemptions equal to 1% a month, 2% every two months or 3% a quarter of the value of the Fund account would be free of a CDSC. Shares would be redeemed so that Class B shares not subject to a CDSC (such as shares acquired with reinvested dividends or distributions) would be redeemed first and Class B shares that are held the longest would be redeemed next. For Class A and Class C shares, shares held the longest would be redeemed first.


THE "PROS" AND "CONS" OF DIFFERENT SHARE CLASSES

The decision as to which class of shares is most beneficial to you depends on the amount and intended length of your investment. If you are making a large investment that qualifies for a reduced sales charge, you might consider purchasing Class A shares. Class A shares, with their lower 12b-1 fees, are designed for investors with a long-term investing time frame.

Although investors in Class B shares do not pay an initial sales charge, Class B shares can be more costly than Class A shares over the long run due to their substantially higher 12b-1 fees. Class B shares redeemed within four years of purchase are also subject to a CDSC. Class B shares are designed for investors with an intermediate-term investing time frame.

Class C shares should not be considered as a long-term investment because they do not convert to Class A shares and are subject to a higher distribution fee indefinitely. Class C shares do not, however, have an initial sales charge or a CDSC so long as the shares are held for one year or more. Class C shares are designed for investors with a short-term investing time frame.

Your financial intermediary may receive differing compensation for selling Class A, Class B, or Class C shares. See "Payments to Financial Advisors and their Firms" below.

Other

A transaction, service, administrative or other similar fee may be charged by your broker-dealer, agent, or other financial intermediary, with respect to the purchase, sale, or exchange of Class A, Class B, Class C or Advisor Class shares made through your financial advisor. The financial intermediaries or your fee-based program also may impose requirements on the purchase, sale, or exchange of shares that are different from, or in addition to, those imposed by the Fund, including requirements as to the minimum initial and subsequent investment amounts.

You should consult your financial advisor for assistance in choosing a class of Fund shares.

PAYMENTS TO FINANCIAL ADVISORS AND THEIR FIRMS

Financial intermediaries market and sell shares of the Fund. These financial intermediaries employ financial advisors and receive compensation for selling shares of the Fund. This compensation is paid from various sources, including any sales charge, CDSC and/or Rule 12b-1 fee that you or the Fund may pay. Your individual financial advisor may receive some or all of the amounts paid to the financial intermediary that employs him or her.

--------------------------------------------------------------------------------
                        WHAT IS A FINANCIAL INTERMEDIARY?

A financial intermediary is a firm that receives compensation for selling shares of the Fund offered in this Prospectus and/or provides services to the Fund's shareholders. Financial intermediaries may include, among others, your broker, your financial planner or advisor, banks, and insurance companies. Financial intermediaries employ financial advisors who deal with you and other investors on an individual basis.
--------------------------------------------------------------------------------

In the case of Class A shares, all or a portion of the initial sales charge that you pay may be paid by ABIRM to financial intermediaries selling Class A shares. ABIRM may also pay these financial intermediaries a fee of up to 1% on purchases of $1,000,000 or more. Additionally, up to 100% of the Rule 12b-1 fees applicable to Class A shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class A shares.


In the case of Class B shares, ABIRM may pay, at the time of your purchase, a commission to financial intermediaries selling Class B shares in an amount equal to 4% of your investment. Additionally, up to 30% of the Rule 12b-1 fees applicable to Class B shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class B shares.

In the case of Class C shares, ABIRM may pay, at the time of your purchase, a commission to firms selling Class C shares in an amount equal to 1% of your investment. Additionally, up to 100% of the Rule 12b-1 fee applicable to Class C shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class C shares.

In the case of Advisor Class shares, your financial advisor may charge ongoing fees or transactional fees.


--------------------------------------------------------------------------------
Your financial advisor's firm receives compensation from the Fund, ABIRM and/or Alliance in several ways from various sources, which include some or all of the following:

-     upfront sales commissions

-     12b-1 fees

-     additional distribution support

-     defrayal of costs for educational seminars and training

- payments related to providing shareholder record-keeping and/or transfer agency services

Please read this Prospectus carefully for information on this compensation.
--------------------------------------------------------------------------------

Other Payments for Distribution Services and Educational Support


In addition to the commissions paid to financial intermediaries at the time of sale and the fees described under "Asset-Based Sales Charges or Distribution and/or Service (Rule 12b-1) Fees," some or all of which may be paid to financial intermediaries (and, in turn, to your financial advisor), ABIRM, at its expense, currently provides additional payments to firms that sell shares of the AllianceBernstein Mutual Funds. Although the individual components may be higher and the total amount of payments made to each qualifying firm in any given year may vary, the total amount paid to a financial intermediary in connection with the sale of shares of the AllianceBernstein Mutual Funds will generally not exceed the sum of (a) 0.25% of the current year's fund sales by that firm and
(b) 0.10% of average daily net assets attributable to that firm over the year. These sums include payments to reimburse directly or indirectly the costs incurred by these firms and their employees in connection with educational seminars and training efforts about the AllianceBernstein Mutual Funds for the firms' employees and/or their clients and potential clients. The costs and expenses associated with these efforts may include travel, lodging, entertainment and meals. ABIRM may pay a portion of "ticket" or other transactional charges.


For 2005, ABIRM's additional payments to these firms for distribution services and educational support related to the AllianceBernstein Mutual Funds is expected to be approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds, or approximately $17,500,000. In 2004, ABIRM paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $16,000,000 for distribution services and educational support related to the AllianceBernstein Mutual Funds.

A number of factors are considered in determining the additional payments, including each firm's AllianceBernstein Mutual Fund sales, assets and redemption rates, and the willingness and ability of the firm to give ABIRM access to its financial advisors for educational and marketing purposes. In some cases, firms will include the AllianceBernstein Mutual Funds on a "preferred list." ABIRM's goal is to make the financial advisors who interact with current and prospective investors and shareholders more knowledgeable about the AllianceBernstein Mutual Funds so that they can provide suitable information and advice about the funds and related investor services.

The Fund and ABIRM also make payments for recordkeeping and other transfer agency services to financial intermediaries that sell AllianceBernstein Mutual Fund shares. Please see "Management of the Fund--Transfer Agency Services" below. These expenses paid by the Fund are included in "Other Expenses" under "Fees and Expenses of the Fund--Annual Operating Expenses" in the Prospectus.

--------------------------------------------------------------------------------
If one mutual fund sponsor makes greater distribution assistance payments than another, your financial advisor and his or her firm may have an incentive to recommend one fund complex over another. Similarly, if your financial advisor or his or her firm receives more distribution assistance for one share class versus another, then they may have an incentive to recommend that class.

Please speak with your financial advisor to learn more about the total amounts paid to your financial advisor and his or her firm by the Fund, Alliance, ABIRM and by sponsors of other mutual funds he or she may recommend to you. You should also consult disclosures made by your financial advisor at the time of purchase.
--------------------------------------------------------------------------------

As of the date of the Prospectus, ABIRM anticipates that the firms that will receive additional payments for distribution services and/or educational support include:


   Advest
   A.G. Edwards
   AIG Financial Advisors
   Ameriprise Financial Services
   AXA Advisors
   Banc of America
   Bank One Securities Corp.
   BNY Investment Center
   Charles Schwab
   Chase Investment Services
   Citicorp Investment Services
   Citigroup Global Markets
   Commonwealth Financial Network
   Independent Financial Marketing Group
   ING Advisors Network
   Legg Mason
   Lincoln Financial Advisors
   Linsco/Private Ledger
   McDonald Investments
   Merrill Lynch
   Morgan Stanley
   Mutual Service Corporation
   National Financial
   National Planning Holdings
   New England Securities
   PFS Investments
   Piper Jaffray
   Raymond James
   RBC Dain Rauscher
   Securities America
   Signator Investors
   SunTrust Bank
   UBS AG
   UBS Financial Services
   Uvest Financial Services
   Wachovia Securities
   Walnut Street Securities
   Wells Fargo Investments

Although the Fund may use brokers and dealers who sell shares of the Fund to effect portfolio transactions, the Fund does not consider the sale of AllianceBernstein Mutual Fund shares as a factor when selecting brokers and dealers to effect portfolio transactions.


HOW TO EXCHANGE SHARES

You may exchange your Fund shares for shares of the same class of other AllianceBernstein Mutual Funds (including AllianceBernstein Exchange Reserves, a money market fund managed by Alliance). Exchanges of shares are made at the next-determined NAV, without sales or service charges. You may request an exchange by mail or telephone. In order to receive a day's NAV, AGIS must receive and confirm your telephone exchange request by 4:00 p.m., Eastern time, on that day. The Fund may modify, restrict, or terminate the exchange privilege on 60 days' written notice.

HOW TO SELL OR REDEEM SHARES

You may "redeem" your shares (i.e., sell your shares to the Fund) on any day the New York Stock Exchange is open, either directly or through your financial intermediary. Your sale price will be the next-determined NAV, less any applicable CDSC, after the Fund receives your redemption request in proper form. Normally, redemption proceeds are sent to you within 7 days. If you recently purchased your shares by check or electronic funds transfer, your redemption payment may be delayed until the Fund is reasonably satisfied that the check or electronic funds transfer has been collected (which may take up to 15 days). For Advisor Class shares, if you are in doubt about what procedures or documents are required by your fee-based program or employee benefit plan to sell your shares, you should contact your financial advisor.

o     Selling Shares Through Your Broker or other Financial Advisor

Your broker or financial advisor must receive your sales request by 4:00 p.m., Eastern time, and submit it to the Fund by a prearranged time for you to receive the next-determined NAV, less any applicable CDSC. Your broker or financial advisor is responsible for submitting all necessary documentation to the Fund and may charge you a fee for this service.

o     Selling Shares Directly to the Fund

By Mail:

      o Send a signed letter of instruction or stock power, along with certificates, to:


                Alliance Global Investor Services, Inc.
                        P.O. Box 786003
                     San Antonio, TX 78278-6003


      o     For certified or overnight deliveries, send to:


                Alliance Global Investor Services, Inc.
                        8000 IH 10 W, 4th floor
                        San Antonio, TX 78230


      o For your protection, a bank, a member firm of a national stock exchange, or other eligible guarantor institution, must guarantee signatures. Stock power forms are available from your financial intermediary, AGIS, and many commercial banks. Additional documentation is required for the sale of shares by corporations, intermediaries, fiduciaries, and surviving joint owners. If you have any questions about these procedures, contact AGIS.

By Telephone

      o You may redeem your shares for which no stock certificates have been issued by telephone request. Call AGIS at 800-221-5672 with instructions on how you wish to receive your sale proceeds.

      o AGIS must receive and confirm a telephone redemption request by 4:00 p.m., Eastern time, for you to receive that day's NAV, less any applicable CDSC.


      o For your protection, AGIS will request personal or other information from you to verify your identity and will generally record the calls. Neither the Fund nor Alliance, AGIS, ABIRM or other Fund agent will be liable for any loss, injury, damage or expense as a result of acting upon telephone instructions purporting to be on your behalf that AGIS reasonably believes to be genuine.


      o If you have selected electronic funds transfer in your Subscription Application, the redemption proceeds will be sent directly to your bank. Otherwise, the proceeds will be mailed to you.


      o Redemption requests by electronic funds transfer or check may not exceed $100,000 per Fund account per day.


      o Telephone redemption is not available for shares held in nominee or "street name" accounts, retirement plan accounts, or shares held by a shareholder who has changed his or her address of record within the previous 30 calendar days.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

The Fund's Board of Directors has adopted policies and procedures designed to detect and deter frequent purchases and redemptions of Fund shares or excessive or short-term trading that may disadvantage long-term Fund shareholders. These policies are described below. The Fund reserves the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any shareholder's financial intermediary.

Risks Associated With Excessive Or Short-term Trading Generally. While the Fund will try to prevent market timing by utilizing the procedures described below, these procedures may not be successful in identifying or stopping excessive or short-term trading in all circumstances. By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of the Fund's shares dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of Fund shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, the Fund may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. Excessive purchases and sales or exchanges of the Fund's shares may force the Fund to sell portfolio securities at inopportune times to raise cash to accommodate short-term trading activity. In addition, the Fund may incur increased expenses if one or more shareholders engage in excessive or short-term trading. For example, the Fund may be forced to liquidate investments as a result of short-term trading and incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. Similarly, the Fund may bear increased administrative costs due to asset level and investment volatility that accompanies patterns of short-term trading activity. All of these factors may adversely affect Fund performance.

Investments in foreign securities may be particularly susceptible to short-term trading strategies. This is because foreign securities are typically traded on markets that close well before the time the Fund calculates its NAV at 4:00 p.m., Eastern time, which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a shareholder engaging in a short-term trading strategy to exploit differences in share prices that are based on closing prices of foreign securities established some time before the Fund calculates its own share price (referred to as "time zone arbitrage"). The Fund has procedures, referred to as fair value pricing, designed to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time the Fund calculates its NAV. While there is no assurance, the Fund expects that the use of fair value pricing, in addition to the short-term trading policies discussed below, will significantly reduce a shareholder's ability to engage in time zone arbitrage to the detriment of other Fund shareholders.


A shareholder engaging in a short-term trading strategy may also target a fund that does not invest primarily in foreign securities. If the Fund invests in securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid, it has the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price arbitrage"). Investments in small cap securities, technology and other specific industry sector securities may be adversely affected by price arbitrage.

Policy Regarding Short-term Trading. Purchases and exchanges of shares of the Fund should be made for investment purposes only. The Fund seeks to prevent patterns of excessive purchases and sales or exchanges of Fund shares. The Fund will seek to prevent such practices to the extent they are detected by the procedures described below. The Fund reserves the right to modify this policy, including any surveillance or account blocking procedures established from time to time to effectuate this policy, at any time without notice.

o Transaction Surveillance Procedures. The Fund, through its agents, ABIRM and AGIS, maintains surveillance procedures to detect excessive or short-term trading in Fund shares. This surveillance process involves several factors, which include scrutinizing transactions in Fund shares that exceed certain monetary thresholds or numerical limits within a specified period of time. Generally, more than two exchanges of Fund shares during any 90-day period or purchases of shares followed by a sale within 90 days will be identified by these surveillance procedures. For purposes of these transaction surveillance procedures, the Fund may consider trading activity in multiple accounts under common ownership, control, or influence. Trading activity identified by either, or a combination, of these factors, or as a result of any other information available at the time, will be evaluated to determine whether such activity might constitute excessive or short-term trading. These surveillance procedures may be modified from time to time, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances, such as for certain retirement plans, to conform to plan exchange limits or U.S. Department of Labor regulations, or for certain automated or pre-established exchange, asset allocation or dollar cost averaging programs, or omnibus account arrangements.

o Account Blocking Procedures. If the Fund determines, in its sole discretion, that a particular transaction or pattern of transactions identified by the transaction surveillance procedures described above is excessive or short-term trading in nature, the relevant Fund account(s) will be immediately "blocked" and no future purchase or exchange activity will be permitted. However, sales of Fund shares back to the Fund or redemptions will continue to be permitted in accordance with the terms of the Fund's current Prospectus. In the event an account is blocked, certain account-related privileges, such as the ability to place purchase, sale and exchange orders over the internet or by phone, may also be suspended. A blocked account will generally remain blocked unless and until the account holder or the associated broker, dealer or other financial intermediary provides evidence or assurance acceptable to the Fund that the account holder did not or will not in the future engage in excessive or short-term trading.

o Applications of Surveillance Procedures and Restrictions to Omnibus Accounts. Omnibus account arrangements are common forms of holding shares of the Fund, particularly among certain brokers, dealers, and other financial intermediaries, including sponsors of retirement plans and variable insurance products. The Fund seeks to apply its surveillance procedures to these omnibus account arrangements. If an intermediary does not have the capabilities, or declines, to provide individual account level detail to the Fund, the Fund will monitor turnover of assets to purchases and redemptions of the omnibus account. If excessive turnover, defined as annualized purchases and redemptions exceeding 50% of assets is detected, the Fund will notify the intermediary and request that the intermediary review individual account transactions for excessive or short-term trading activity and confirm to the Fund that appropriate action has been taken to curtail the activity, which may include applying blocks to accounts to prohibit future purchases and exchanges of Fund shares. For certain retirement plan accounts, the Fund may request that the retirement plan or other intermediary revoke the relevant participant's privilege to effect transactions in Fund shares via the internet or telephone, in which case the relevant participant must submit future transaction orders via the U.S. Postal Service (i.e., regular mail). The Fund will continue to monitor the turnover attributable to an intermediary's omnibus account arrangement and may consider whether to terminate the relationship if the intermediary does not demonstrate that appropriate action has been taken.

Risks to Shareholders Resulting From Imposition of Account Blocks in Response to Excessive Short-term Trading Activity. A shareholder identified as having engaged in excessive or short-term trading activity whose account is "blocked" and who may not otherwise wish to redeem his or her shares effectively may be "locked" into an investment in the Fund that the shareholder did not intend to hold on a long-term basis or that may not be appropriate for the shareholder's risk profile. To rectify this situation, a shareholder with a "blocked" account may be forced to redeem Fund shares, which could be costly if, for example, these shares have declined in value, the shareholder recently paid a front-end sales charge or the shares are subject to a CDSC, or the sale results in adverse tax consequences to the shareholder. To avoid this risk, a shareholder should carefully monitor the purchases, sales, and exchanges of Fund shares and avoid frequent trading in Fund shares.

Limitations on Ability to Detect and Curtail Excessive Trading Practices. Shareholders seeking to engage in excessive short-term trading activities may deploy a variety of strategies to avoid detection and, despite the efforts of the Fund and its agents to detect excessive or short duration trading in Fund shares, there is no guarantee that the Fund will be able to identify these shareholders or curtail their trading practices. In particular, the Fund may not be able to detect excessive or short-term trading in Fund shares attributable to a particular investor who effects purchase and/or exchange activity in Fund shares through omnibus accounts. Also, multiple tiers of these entities may exist, each utilizing an omnibus account arrangement, which may further compound the difficulty of detecting excessive or short duration trading activity in Fund shares.

HOW THE FUND VALUES ITS SHARES


The Fund's NAV is calculated at the close of regular trading on the Exchange (ordinarily, 4:00 p.m., Eastern time), only on days when the Exchange is open for business. The Fund's NAV is based on the NAV of the Underlying Portfolios. To calculate NAV, the Fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. Because the Underlying Portfolios may invest in securities that are primarily traded on foreign exchanges that trade on weekends or other days when the Fund does not price its shares, the NAV of the Fund's shares may change on days when shareholders will not be able to purchase or redeem their shares in the Fund.


Each Underlying Portfolio values its securities at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Underlying Portfolios' Trustees. When an Underlying Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. An Underlying Portfolio may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets) and/or U.S. sector or broader stock market indices. The prices of securities used by an Underlying Portfolio to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

Each Underlying Portfolio expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security. An Underlying Portfolio may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before the Underlying Portfolio values its securities at 4:00 p.m., Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. For example, if an Underlying Portfolio believes that foreign security values may be affected by events that occur after the close of foreign securities markets, it may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

Subject to the oversight of the Trustees, the Trustees have delegated responsibility for valuing each Underlying Portfolio's assets to Alliance. Alliance has established a Valuation Committee, which operates under the policies and procedures approved by the Trustees, to value each Underlying Portfolio's assets on behalf of the Underlying Portfolio. The Valuation Committee values Underlying Portfolio assets as described above.

Your order for purchase, sale, or exchange of shares is priced at the next-determined NAV after your order is received in proper form by the Fund.

GLOSSARY
--------------------------------------------------------------------------------

This Prospectus uses the following terms.

TYPES OF SECURITIES

Convertible securities are fixed-income securities that are convertible into common stock.

Equity securities include (i) common stocks, partnership interests, business trust shares and other equity or ownership interests in business enterprises and
(ii) securities convertible into, and rights and warrants to subscribe for the purchase of, such stocks, shares and interests.


RATING AGENCIES AND INDEXES


Fitch is Fitch Ratings, the international rating agency formed through the merger of Fitch IBCA, Inc. and Duff & Phelps Credit Rating Co.

Moody's is Moody's Investors Service, Inc.

Russell 1000(R) universe of securities is compiled by Frank Russell Company and is segmented into two style indices, based on a "non-linear probability" method to assign stocks to the growth and value style indexes. The term "probability" is used to indicate the degree of certainty that a stock is value or growth based on its relative book-to-price ratio and I/B/E/S forecast long-term growth mean. The Russell 1000(R) Growth Index is designed to include those Russell 1000 securities higher price-to-book ratios and higher forecasted growth values. In contrast, the Russell 1000(R) Value Index is designed to include those Russell 1000 securities with lower price-to-book ratios and lower forecasted growth values.

S&P is Standard & Poor's Ratings Services.

S&P 500 Index is S&P's 500 Composite Stock Price Index, a widely recognized unmanaged index of market activity.

OTHER

1940 Act is the Investment Company Act of 1940, as amended.

Code is the Internal Revenue Code of 1986, as amended.

Commission is the Securities and Exchange Commission.

Exchange is the New York Stock Exchange.

Net assets means the Fund's net assets plus any borrowings for investment purposes.

Securities Act is the Securities Act of 1933, as amended.

DESCRIPTION OF THE FUND
--------------------------------------------------------------------------------

This section of the Prospectus provides a more complete description of the Fund's investment objectives, principal strategies and risks. Of course, there can be no assurance that the Fund will achieve its investment objective.

Please note that:

o Additional descriptions of each Underlying Portfolio's strategies, investments and risks may be found in the Fund's SAI.


o The Fund's investment objective is fundamental and may not be changed without shareholder approval. Where an investment policy or restriction has a percentage limitation, such limitation is applied at the time of investment. Changes in the market value of securities in the Fund's portfolio after they are purchased by the Fund will not cause the Fund to be in violation of such limitation.


INVESTMENT OBJECTIVES AND PRINCIPAL POLICIES

The Fund seeks long-term growth of capital by investing in two Underlying Portfolios, which represent growth and value equity investment styles.

Under normal circumstances, the Fund will invest at least 80% of its net assets in Underlying Portfolios that invest in large capitalization companies. Large capitalization companies are companies with market capitalizations at the time of investment within the range of the market capitalization of companies included in the Russell 1000(R) Index. This policy will not be changed without 60 days' prior written notice to shareholders.


Investment in the two Underlying Portfolios is intended to result in a single unified portfolio that is designed to provide an efficiently diversified portfolio of the most attractive growth and value stocks. The process targets 50% of the value of the portfolio to an Underlying Portfolio that invests in growth stocks and 50% to an Underlying Portfolio that invests in value stocks. Depending on market conditions, however, the actual weighting of securities from each investment discipline in the portfolio will vary within a narrow range. In extraordinary circumstances, when conditions favoring one investment style are compelling, the range may be 40%-60% before rebalancing occurs.


DESCRIPTION OF UNDERLYING PORTFOLIOS

Principal Risks Of Underlying Portfolios

The Underlying Portfolios have risks similar to the overall risks discussed for the Fund above. The risks include:

o Market Risk--risk of losses due to adverse changes in the stock or bond market.

o Focused Portfolio Risk--risk that changes in the value of a single security may have a more significant effect, either negative or positive, on the NAV of an Underlying Portfolio that invests in a limited number of companies.

o Foreign Risk--risk that investments in issuers located in foreign countries may have more risks because their markets tend to be more volatile than the U.S. stock market. Investments in emerging markets may have more risk due to market changes or other factors, including political instability and unpredictable economic conditions.

o Currency Risk--risk that fluctuations in the exchange rates between the U.S. Dollar and foreign currencies may negatively affect the value of an Underlying Portfolio's investments.

o Management Risk--each Underlying Portfolio is subject to management risk because it is an actively managed investment portfolio. Alliance will apply its investment techniques and risk analyses in making investment decisions for the Underlying Portfolios, but there can be no guarantee that its decisions will produce the desired results. In some cases, derivative and other investment techniques may be unavailable or Alliance may determine not to use them, possibly even under market conditions where their use could benefit an Underlying Portfolio.

Investment Objectives and Principal Policies of Underlying Portfolios


The following provides information about the objectives and policies of the Underlying Portfolios. Additional details are available in the Underlying Portfolios' prospectus or SAI. You may request a free copy of the Underlying Portfolios' prospectus and/or SAI by contacting your broker or other financial intermediary, or by contacting Alliance:

By Mail:         c/o Alliance Global Investor Services, Inc.
                 P.O. Box 786003
                 San Antonio, TX 78278-6003


By Phone:        For Information: (800) 221-5672
                 For Literature: (800) 227-4618

AllianceBernstein U.S. Value Portfolio's investment objective is long-term growth of capital. The Portfolio invests primarily in a diversified portfolio of equity securities of U.S. companies with relatively larger market capitalizations as compared to the overall U.S. equity market. The Portfolio's investment policies emphasize investment in companies that Alliance's Bernstein unit ("Bernstein") determines to be undervalued. In selecting securities for the Portfolio, Bernstein uses its fundamental research to identify companies whose long-term earnings power and dividend paying capability are not reflected in the current market price of their securities. Under normal circumstances, the Portfolio invests at least 80% of its net assets in equity securities issued by U.S. companies.

Among the principal risks of investing in the Portfolio is market risk, which is the risk of losses from adverse changes in the stock market. To the extent the Portfolio invests in securities of non-U.S. issuers, it may have non-U.S. issuer risk and currency risk.

AllianceBernstein U.S. Large Cap Growth Portfolio's investment objective is long-term growth of capital. The Portfolio invests primarily in equity securities of U.S. companies with relatively larger market capitalizations as compared to the overall U.S. equity market. Unlike most equity funds, the Portfolio focuses on a relatively small number of large, intensively researched U.S. companies that Alliance believes have strong management, superior industry positions, excellent balance sheets and superior earnings growth prospects. Alliance relies heavily on the fundamental analysis and research of its internal research staff to select the Portfolio's investments.

Under normal circumstances, the Portfolio invests at least 80% of its net assets in equity securities issued by large-cap U.S. companies. For these purposes, "large-cap U.S. companies" are those that, at the time of investment, have market capitalizations within the range of market capitalizations of companies appearing in the Russell 1000(R) Growth Index. While the market capitalizations of companies in the Russell 1000(R) Growth Index ranged from $501 million to almost $381 billion as of March 31, 2005, the Portfolio normally will invest in comon stocks of companies with market capitalizations of at least $5 billion at the time of purchase.

Among the principal risks of investing in the Portfolio is market risk, which is the risk of losses from adverse changes in the stock market. Because the Portfolio invests in a smaller number of companies than many other equity funds, the Portfolio also has focused portfolio risk, which is the risk that changes in the value of a single security may have a more significant effect, either negative or positive, on the Portfolio's net asset value. To the extent the Portfolio invests in securities of non-U.S. issuers, it may have non-U.S. issuer risk and currency risk.

ADDITIONAL INVESTMENT PRACTICES

Each of the Underlying Portfolios also may:


o Write covered put and call options and purchase and buy put and call options on U.S. and non-U.S. securities, currencies, market and financial indices, and other derivatives and financial instruments;


o Enter into forward commitments, futures contracts, and options on futures contracts with respect to U.S. and non-U.S. securities, currencies, and market and financial indices;

o     Enter into forward currency exchange contracts;

o     Enter into swap transactions;

o     Enter into repurchase agreements and reverse repurchase agreements;

o     Enter into standby commitment agreements;

o     Invest in convertible securities;

o Invest in the securities of supranational agencies and other "semi-governmental" issuers;

o Make short sales of securities or maintain a short position, but only if at all times when a short position is open not more than 33% of the Portfolio's net assets is held as collateral for such sales;

o Make secured loans of portfolio securities of up to 33-1/3% of its total assets;

o     Invest up to 15% of its net assets in illiquid securities;

o     Invest up to 20% of its total assets in rights and warrants; and

o Invest in depositary receipts, Exchange Traded Funds ("ETFs"), and other derivative instruments representing securities of companies or market indices.

More information about the Underlying Portfolios' investment practices and associated risks can be found in the Fund's SAI.

Future Developments. An Underlying Portfolio may, following written notice to its shareholders, take advantage of other investment practices that are not currently contemplated for use by the Underlying Portfolio, or are not available but may yet be developed, to the extent such investment practices are consistent with the Underlying Portfolio's investment objective and legally permissible for the Underlying Portfolio. Such investment practices, if they arise, may involve risks that exceed those involved in the activities described above.

Underlying Portfolio Turnover. Each of the Underlying Portfolios is actively managed and, in some cases in response to market conditions, an Underlying Portfolio's portfolio turnover may exceed 100%. A higher rate of portfolio turnover increases brokerage and other expenses, which must be borne by the Underlying Portfolio and its shareholders. High portfolio turnover also may result in the realization of substantial net short-term capital gains, which, when distributed, are taxable to shareholders.


Temporary Defensive Position. For temporary defensive purposes to attempt to respond to adverse market, economic, political or other conditions, an Underlying Portfolio may reduce its position in equity securities and invest, without limit, in certain types of short-term, liquid, high grade or high quality debt securities and in lower-rated securities and convertible securities. These securities may include U.S. Government securities, qualifying bank deposits, money market instruments, prime commercial paper and other types of debt securities including notes and bonds. Such securities also may include foreign currency denominated securities of the type mentioned above issued by foreign governmental entities, companies, and supranational organizations. While an Underlying Portfolio invests for temporary defensive purposes, it may not meet its investment objective.

Portfolio Holdings. Alliance publishes a complete schedule of the portfolio holdings for each Underlying Portfolio monthly on www.AllianceBernstein.com (click on the "U.S. Investor" link, then click on the "Pricing & Performance" quick link, then select the Fund, then click on the "Holdings" link). Alliance posts the schedule on the website, as of the last day of each calendar month, approximately 30 days after the end of that month. This posted information generally remains accessible on the website for three months. In addition, Alliance may post information about the number of securities an Underlying Portfolio holds, a summary of an Underlying Portfolio's top ten holdings (including name and the percentage of the Underlying Portfolio's assets invested in each holding), and a percentage breakdown of the Underlying Portfolio's investments by country, sector and industry, as applicable. The SAI includes a description of the policies and procedures that apply to disclosure of each Underlying Portfolio's portfolio holdings.

MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER


The Fund's investment adviser is Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, NY 10105. Alliance is a leading international investment adviser supervising client accounts with assets as of September 30, 2005 totaling approximately $555 billion (of which approximately $74 billion represented assets of investment companies). As of September 30, 2005, Alliance managed retirement assets for many of the largest public and private employee benefit plans (including 33 of the nation's FORTUNE 100 companies), for public employee retirement funds in 47 states, for investment companies, and for foundations, endowments, banks and insurance companies worldwide. The 43 registered investment companies, comprising 120 separate investment portfolios, currently have approximately 4.0 million shareholder accounts.


Alliance provides investment advisory services and order placement facilities for the Fund and for directing the purchase and sale of the Underlying Portfolios in which it invests. For these advisory services, the Fund paid Alliance 0.65% as a percentage of average daily net assets for the fiscal year ended August 31, 2005. Alliance is responsible for the selection and management of the Underlying Portfolios' portfolio investments. Alliance does not receive a fee for managing the Underlying Portfolios.


A discussion regarding the basis for the Board of Directors' approval of the Fund's investment advisory agreement is available in the Fund's semi-annual report to shareholders for the fiscal period ending March 31, 2005.


Alliance may act as an investment adviser to other persons, firms or corporations, including investment companies, hedge funds, pension funds and other institutional investors. Alliance may receive management fees, including performance fees, that may be higher or lower than the advisory fees it receives from the Fund. Certain other clients of Alliance may have investment objectives and policies similar to those of the Fund or an Underlying Portfolio. Alliance may, from time to time, make recommendations that result in the purchase or sale of a particular security by its other clients simultaneously with the Fund or an Underlying Portfolio. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price or quantity. It is the policy of Alliance to allocate advisory recommendations and the placing of orders in a manner which is deemed equitable by Alliance to the accounts involved, including the Fund or an Underlying Portfolio. When two or more of the clients of Alliance (including the Fund or an Underlying Portfolio) are purchasing or selling the same security on a given day from the same broker-dealer, such transactions may be averaged as to price.

PORTFOLIO MANAGERS


The management of and investment decisions for the Fund are made by the Blend Investment Policy Team, comprised of senior Blend portfolio managers. The Blend Investment Policy Team relies heavily on Alliance's growth, value and fixed-income investment teams and, in turn, the fundamental research of Alliance's large internal research staff. No one person is principally responsible for coordinating the Fund's investments.

The following table lists the five persons within the Blend Investment Policy Team with the most significant responsibility for day-to-day management of the Fund, the length of time that each person has been jointly and primarily responsible for the Fund, and each person's principal occupation during the past five years:

                                          Principal Occupation During
Employee; Year; Title                       the Past Five (5) Years
--------------------------------------------------------------------------------
Drew Demakis; since inception;      Senior Vice President of ACMC, with
Senior Vice President of Alliance   which he has been associated in
Capital Management Corporation      a similar capacity to his current
("ACMC")                            position since prior to 2000.

Thomas J. Fontaine; since           Vice President of ACMC, with which he
inception; Vice President of ACMC   has been associated in a similar capacity
                                    to his current position since prior to 2000.

Joshua Lisser; since inception;     Senior Vice President of ACMC, with
Senior Vice President of ACMC       which he has been associated in a
                                    similar capacity to his current position since prior to 2000.

Seth Masters; since                 Executive Vice President of ACMC, with
inception; Executive Vice           which he has been associated in a similar
President of ACMC                   capacity to his current position since
                                    prior to 2000.

Christopher Nikolich; since         Vice President of ACMC, with which he
inception; Vice President of ACMC   has been associated in a similar capacity
                                    to his current position since prior to 2000.

The Fund's SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the Fund.


LEGAL PROCEEDINGS


As has been previously reported, the Staff of the Commission and the Office of the New York Attorney General ("NYAG") have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that Alliance provide information to them. Alliance has been cooperating and will continue to cooperate with all of these authorities.


On December 18, 2003, Alliance confirmed that it had reached terms with the Commission and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the Commission is reflected in an Order of the Commission ("Commission Order"). The agreement with the NYAG is memorialized in an Assurance of Discontinuance dated

September 1, 2004 ("NYAG Order"). Among the key provisions of these agreements are the following:

(i) Alliance agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the Commission Order. According to the Commission Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (a) their aliquot share of losses suffered by the fund due to market timing, and (b) a proportionate share of advisory fees paid by such fund during the period of such market timing;

(ii) Alliance agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds until December 31, 2008 and

(iii) Alliance agreed to implement changes to its governance and compliance procedures. Additionally, the Commission Order and the NYAG Order contemplate that Alliance's registered investment company clients, including the Fund, will introduce governance and compliance changes.


A special committee of Alliance's Board of Directors, comprised of the members of Alliance's Audit Committee and the other independent member of the Board, is continuing to direct and oversee an internal investigation and a comprehensive review of the facts and circumstances relevant to the Commission's and the NYAG's investigations.


In addition, the Independent Directors of the Fund have designated an independent economic consultant and independent counsel to advise in the investigation of the above-mentioned matters.


On October 2, 2003, a putative class action complaint entitled Hindo et al. v. AllianceBernstein Growth & Income Fund et al. (the "Hindo Complaint") was filed against Alliance; Alliance Capital Management Holding L.P.; Alliance Capital Management Corporation; AXA Financial, Inc.; the AllianceBernstein Mutual Funds; certain officers of Alliance (collectively, the "Alliance Capital defendants"); and certain other defendants not affiliated with Alliance. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Mutual Funds. The Hindo Complaint alleges that certain of the Alliance Capital defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in "late trading" and "market timing" of AllianceBernstein Mutual Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act, and Sections 206 and 215 of the Investment Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with Alliance, including recovery of all fees paid to Alliance pursuant to such contracts.

Since October 2, 2003, numerous additional lawsuits making factual allegations similar to those in the Hindo Complaint were filed in various state and federal courts against Alliance and certain other defendants, and others may be filed. The plaintiffs in such lawsuits have asserted a variety of theories for recovery including, but not limited to, violations of the Securities Act, the Exchange Act, the Advisers Act, the Investment Company Act, the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), certain state securities laws, and common law. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred all federal actions, and removed all state court actions, to the United States District Court for the District of Maryland (the "Mutual Fund MDL"). The plaintiffs in the removed actions have since moved for a remand, and that motion is pending.

On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of Alliance. All four complaints include substantially identical factual allegations, which appear to be based in large part on the Commission Order and the NYAG Order. The claims in the mutual fund derivative consolidated amended complaint are generally based on the theory that all fund advisory agreements, distribution agreements and 12b-1 plans between Alliance and the AllianceBernstein Funds should be invalidated, regardless of whether market timing occurred in each individual fund, because each was approved by fund trustees on the basis of materially misleading information with respect to the level of market timing permitted in funds managed by Alliance. The claims asserted in the other three consolidated amended complaints are similar to those that the respective plaintiffs asserted in their previous federal lawsuits. All of these lawsuits seek an unspecified amount of damages. The Alliance defendants have moved to dismiss the complaints, and those motions are pending.

On February 10, 2004, Alliance received (i) a subpoena duces tecum from the Office of the Attorney General of the State of West Virginia and (ii) a request for information from West Virginia's Office of the State Auditor, Securities Commission (the "West Virginia Securities Commission") (together, the "Information Requests"). Both Information Requests require Alliance to produce documents concerning, among other things, any market timing or late trading in Alliance's sponsored mutual funds. Alliance responded to the Information Requests and has been cooperating fully with the investigation.

On April 11, 2005, a complaint entitled The Attorney General of the State of West Virginia v. AIM Advisors, Inc., et al. ("WVAG Complaint") was filed against Alliance, Alliance Holding, and various other defendants not affiliated with Alliance. The WVAG Complaint was filed in the Circuit Court of Marshall County, West Virginia by the Attorney General of the State of West Virginia. The WVAG Complaint makes factual allegations generally similar to those in the Hindo Complaint. On May 31, 2005, defendants removed the WVAG Complaint to the United States District Court for the Northern District of West Virginia. On July 12, 2005, plaintiff moved to remand. That motion is pending.

On August 30, 2005, the deputy commissioner of securities of the West Virginia Securities Commission signed a "Summary Order to Cease and Desist, and Notice of Right to Hearing" addressed to Alliance and Alliance Holding. The Summary Order claims that Alliance and Alliance Holding violated the West Virginia Uniform Securities Act, and makes factual allegations generally similar to those in the Hindo Complaint. The time for Alliance and Alliance Holding to respond to the Summary Order has been extended. Alliance intends to vigorously defend against the allegations in the WVAG Complaint.


As a result of the matters described above, investors in the AllianceBernstein Mutual Funds may choose to redeem their investments. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds.

On June 22, 2004, a purported class action complaint entitled Aucoin, et al. v. Alliance Capital Management L.P., et al. (the "Aucoin Complaint") was filed against Alliance, Alliance Capital Management Holding L.P., Alliance Capital Management Corporation, AXA Financial, Inc., AllianceBernstein Investment Research and Management, Inc., certain current and former directors of the AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin Compliant names certain of the AllianceBernstein Mutual Funds, including the Fund, as nominal defendants. The Aucoin Complaint was filed in the United States District Court for the Southern District of New York by an alleged shareholder of an AllianceBernstein mutual fund. The Aucoin Complaint alleges, among other things,
(i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from AllianceBernstein Fund assets to broker-dealers in exchange for preferential marketing services, (ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violation of Sections 34(b), 36(b) and 48(a) of the 1940 Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their contracts with Alliance, including recovery of all fees paid to Alliance pursuant to such contracts, an accounting of all AllianceBernstein Fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.


Since June 22, 2004, numerous additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against Alliance and certain other defendants. The complaints have been consolidated in the Southern District of New York. On October 19, 2005, the District Court granted in part, and denied in part, defendant's motion to dismiss the Aucoin Complaint and as a result the only claim remaining is plaintiffs' Section 36(b) claim.


It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the Fund's shares or other adverse consequences to the Fund. However, Alliance believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the Fund.

TRANSFER AGENCY SERVICES

AGIS acts as the transfer agent for the Fund. AGIS, an indirect wholly-owned subsidiary of Alliance, registers the transfer, issuance and redemption of Fund shares and disburses dividends and other distributions to Fund shareholders.


Many Fund shares are owned by financial intermediaries for the benefit of their customers. In those cases, the Fund often does not maintain an account for you. Thus, some or all of the transfer agency functions for these accounts are performed by the financial intermediaries. The Fund, ABIRM and/or Alliance pay to these financial intermediaries, including those that sell shares of the AllianceBernstein Mutual Funds, fees for sub-transfer agency and related recordkeeping services in amounts ranging up to $19 per customer fund account per annum and/or up to 0.20% per annum of the average daily assets held through the intermediary. To the extent any of these payments for recordkeeping services or transfer agency services are made by the Fund, they are included in the amount appearing opposite the caption "Other Expenses" found in the Fund expense table under "Fees and Expenses of the Fund." In addition, financial intermediaries may be affiliates of entities that receive compensation from Alliance or ABIRM for maintaining retirement plan
"platforms" that facilitate trading by affiliated and non-affiliated financial intermediaries and recordkeeping for retirement plans.


Because financial intermediaries and plan recordkeepers may be paid varying amounts per class for sub-transfer agency and related record-keeping services, the service requirements of which may also vary by class, this may create an additional incentive for financial intermediaries and their financial advisors to favor one fund complex over another or one class of shares over another.

DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

Income dividends and capital gains distributions, if any, declared by the Fund on its outstanding shares will, at the election of each shareholder, be paid in cash or in additional shares of the same class of shares of the Fund. If paid in additional shares, the shares will have an aggregate net asset value as of the close of business on the declaration date of the dividend or distribution equal to the cash amount of the dividend or distribution. You may make an election to receive dividends and distributions in cash or in shares at the time you purchase shares. Your election can be changed at any time prior to a record date for a dividend. There is no sales or other charge in connection with the reinvestment of dividends or capital gains distributions. Cash dividends may be paid in check, or at your election, electronically via the ACH network.

If you receive an income dividend or capital gains distribution in cash you may, within 120 days following the date of its payment, reinvest the dividend or distribution in additional shares of the Fund without charge by returning to Alliance, with appropriate instructions, the check representing the dividend or distribution. Thereafter, unless you otherwise specify, you will be deemed to have elected to reinvest all subsequent dividends and distributions in shares of the Fund.

For federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund or an Underlying Portfolio owned the investments that generated them, rather than how long you have owned your shares. Distributions of net capital gains from the sale of investments that the Fund or an Underlying Portfolio owned for more than one year and that are properly designated by the Fund as capital gain dividends will be taxable as long-term capital gains (which may be taxed at preferential rates in the hands of non-corporate U.S. shareholders). Distributions of gains from the sale of investments that the Fund or an Underlying Portfolio owned for one year or less will be taxable as ordinary income. For taxable years beginning on or before December 31, 2008, distributions of investment income designated by the Fund as derived from "qualified dividend income"--as further defined in the Fund's SAI--will be taxed in the hands of non-corporate shareholders at the rates applicable to long-term capital gain provided holding period and other requirements are met at both the shareholder and the Fund level.

While it is the intention of the Fund to distribute to its shareholders substantially all of each fiscal year's net income and net realized capital gains, if any, the amount and timing of any dividend or distribution will depend on the realization by the Fund of income and capital gains from investments. There is no fixed dividend rate and there can be no assurance that the Fund will pay any dividends or realize any capital gains. The final determination of the amount of the Fund's return of capital distributions for the period will be made after the end of each calendar year.

An investment by the Fund or an Underlying Portfolio in foreign securities may be subject to foreign income taxes, including taxes withheld at the source. In that case, the Fund's yield (either directly or indirectly as a result of such taxes being imposed on the Underlying Portfolio) on those securities would be decreased. The Fund generally does not expect that shareholders will be able to claim a credit or a deduction with respect to foreign taxes. In addition, the Fund's or an Underlying Portfolio's investment in foreign securities or foreign currencies may increase or decrease the Fund's recognition of ordinary income and may affect the timing or amount of the Fund's distributions.

An Underlying Portfolio's or the Fund's investment in certain debt obligations may cause the Underlying Portfolio or the Fund to recognize taxable income in excess of the cash generated by such obligations. Thus, the Fund or an Underlying Portfolio could be required to sell other investments in order to satisfy their distribution requirements.

If you buy shares just before the Fund deducts a distribution from its NAV, you will pay the full price for the shares and then receive a portion of the price back as a taxable distribution.

The sale or exchange of Fund shares is a taxable transaction for federal income tax purposes.

Each year shortly after December 31, the Fund will send its shareholders tax information stating the amount and type of all its distributions for the year. Consult your tax adviser about the federal, state, and local tax consequences in your particular circumstances.

If you are neither a citizen nor resident of the United States, the Fund will withhold U.S. federal income tax at the rate of 30% on income dividends and other payments that are subject to such withholding. You may be able to arrange for a lower withholding rate under an applicable tax treaty if you supply the appropriate documentation required by the Fund. Under the American Jobs Creation Act of 2004, for taxable years of the Fund beginning after December 31, 2004 and before January 1, 2008, the Fund is not required to withhold with respect to distributions of net short-term capital gains in excess of net long-term capital losses nor with respect to distributions of interest income that would not be subject to U.S. federal income tax if earned directly by a non-resident foreign person.

The Fund is also required to apply backup withholding on distributions and redemption proceeds otherwise payable to any noncorporate shareholder (including a shareholder who is neither a citizen nor a resident of the United States) who does not furnish to the Fund certain information and certifications or, in the case of distributions, who is otherwise subject to backup withholding. Backup withholding is not an additional tax. Rather, the federal income tax liability of persons subject to backup withholding will be offset by the amount of tax withheld. If backup withholding results in an overpayment of United States federal income tax, a refund or credit may be obtained from the Internal Revenue Service, provided that required information is furnished. The backup withholding rate is 28% for amounts paid through 2010 and will be 31% for amounts paid after December 31, 2010.

CONVERSION FEATURE
--------------------------------------------------------------------------------

As described above, Advisor Class shares may be held solely through certain fee based program accounts and employee benefit plans, and by investment advisory clients of, and certain persons associated with, Alliance and its affiliates or the Fund. If a holder of Advisor Class shares (i) ceases to participate in the fee based program or plan, or (ii) is otherwise no longer eligible to purchase Advisor Class shares (each a "Conversion Event"), then all Advisor Class shares held by the shareholder will convert automatically to Class A shares of the same Fund. The Fund will provide the shareholder with at least 30 days advance notice of such conversion. The failure of a shareholder or a fee based program to satisfy the minimum investment requirements to purchase Advisor Class shares will not constitute a Conversion Event. The conversion would occur on the basis of the relative NAV of the two classes and without the imposition of any sales load, fee or other charge. Class A shares have a higher expense ratio, may pay lower dividends, and may have a lower NAV than Advisor Class shares.

GENERAL INFORMATION
--------------------------------------------------------------------------------


Under unusual circumstances, the Fund may suspend redemptions or postpone payment for up to seven days or longer, as permitted by federal securities law. The Fund reserves the right to close out an account that has remained below $500 for 90 days.


During drastic economic or market developments, you might have difficulty in reaching AGIS by telephone, in which event you should issue written instructions to AGIS. AGIS is not responsible for the authenticity of telephone requests to purchase, sell, or exchange shares. AGIS will employ reasonable procedures to verify that telephone requests are genuine, and could be liable for losses resulting from unauthorized transactions if it failed to do so. Dealers and agents may charge a commission for handling telephone requests. The telephone service may be suspended or terminated at any time without notice.

Shareholder Services. AGIS offers a variety of shareholder services. For more information about these services or your account, call AGIS's toll-free number, 800-221-5672. Some services are described in the Subscription Application.

Householding. Many shareholders of the AllianceBernstein Mutual Funds have family members living in the same home who also own shares of the same Funds. In order to reduce the amount of duplicative mail that is sent to homes with more than one Fund account and to reduce expenses of the Fund, all AllianceBernstein Mutual Funds will, until notified otherwise, send only one copy of each prospectus, shareholder report and proxy statement to each household address. This process, known as "householding", does not apply to account statements, confirmations, or personal tax information. If you do not wish to participate in householding, or wish to discontinue householding at any time, call AGIS at 800-221-5672. We will resume separate mailings for your account within 30 days of your request.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the Fund's financial performance for the period of the Fund's operations. Certain information reflects financial results for a single share of a class of the Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming investment of all dividends and distributions). Except as otherwise indicated, this information has been audited by PricewaterhouseCoopers LLP, the independent registered public accounting firm for the Fund, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report, which is available upon request.

                                                              Income from Investment Operations
                                                      --------------------------------------------------
                                                                         Net Realized
                                                                        and Unrealized    Net Increase
                                                      Net Investment     Gain (Loss)     (Decrease) in
                                   Net Asset Value,       Income         on Investment  Net Asset Value
    Fiscal Year or Period        Beginning of Period     (Loss)(a)       Transactions   from Operations
------------------------------   -------------------  --------------    --------------  ----------------
AllianceBernstein
U.S. Large Cap Portfolio
   Class A
   10/1/04 - 8/31/05 (c) .....       $    11.87       $   .01(d)         $     1.44       $     1.45
   7/1/04 - 9/30/04 (c) ......            12.14           .00(d)(e)            (.27)            (.27)
   7/1/03 - 6/30/04 ..........            10.68           .01(d)(g)            1.47             1.48
   7/15/02 (h) - 6/30/03 .....            10.00           .02(d)                .68              .70
   Class B
   10/1/04 - 8/31/05 (c) .....       $    11.71       $  (.07)(d)        $     1.42       $     1.35
   7/1/04 - 9/30/04 (c) ......            11.99          (.02)(d)              (.26)            (.28)
   7/1/03 - 6/30/04 ..........            10.62          (.07)(d)(g)           1.46             1.39
   7/15/02 (h) - 6/30/03 .....            10.00          (.04)(d)               .67              .63
   Class C
   10/1/04 - 8/31/05 (c) .....       $    11.71       $  (.07)(d)        $     1.42       $     1.35
   7/1/04 - 9/30/04 (c) ......            11.99          (.02)(d)              (.26)            (.28)
   7/1/03 - 6/30/04 ..........            10.62          (.07)(d)(g)           1.46             1.39
   7/15/02 (h) - 6/30/03 .....            10.00          (.04)(d)               .67              .63
   Advisor Class
   10/1/04 - 8/31/05 (c) .....       $    11.92       $   .04(d)         $     1.46       $     1.50
   7/1/04 - 9/30/04 (c) ......            12.18           .01(d)               (.27)            (.26)
   7/1/03 - 6/30/04 ..........            10.71           .04(d)(g)            1.48             1.52
   7/15/02 (h) - 6/30/03 .....            10.00           .04(d)                .69              .73

                                              Less: Dividends
                                   -------------------------------------
                                                                              Total
                                   Dividends                   Net Asset   Investment
                                    from Net   Distributions    Value,    Return Based
                                   Investment     from Net      End of    on Net Asset
    Fiscal Year or Period            Income    Realized Gains   Period      Value(b)
------------------------------     ----------  --------------  ---------  ------------
AllianceBernstein
U.S. Large Cap Portfolio
   Class A
   10/1/04 - 8/31/05 (c) .....      $   .00       $   (.43)    $   12.89    12.35%
   7/1/04 - 9/30/04 (c) ......          .00            .00         11.87    (2.22)
   7/1/03 - 6/30/04 ..........          .00           (.02)        12.14    13.88
   7/15/02 (h) - 6/30/03 .....         (.02)           .00         10.68     6.96
   Class B

   10/1/04 - 8/31/05 (c) .....      $   .00       $   (.43)    $   12.63    11.64%
   7/1/04 - 9/30/04 (c) ......          .00            .00         11.71    (2.34)
   7/1/03 - 6/30/04 ..........          .00           (.02)        11.99    13.11
   7/15/02 (h) - 6/30/03 .....         (.01)           .00         10.62     6.25
   Class C
   10/1/04 - 8/31/05 (c) .....      $   .00       $   (.43)    $   12.63    11.64%
   7/1/04 - 9/30/04 (c) ......          .00            .00         11.71    (2.34)
   7/1/03 - 6/30/04 ..........          .00           (.02)        11.99    13.11
   7/15/02 (h) - 6/30/03 .....         (.01)           .00         10.62     6.25
   Advisor Class
   10/1/04 - 8/31/05 (c) .....      $   .00       $   (.43)    $   12.99    12.73%
   7/1/04 - 9/30/04 (c) ......          .00            .00         11.92    (2.13)
   7/1/03 - 6/30/04 ..........         (.03)          (.02)        12.18    14.20
   7/15/02 (h) - 6/30/03 .....         (.02)           .00         10.71     7.32


--------------------------------------------------------------------------------
(a)   Based on average shares outstanding.

(b) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(c)   Change in fiscal year.


(d)   Net of fees and expenses waived/reimbursed by the Adviser.


(e)   Amount is less than $0.001.

(f)   Annualized.


(g)   Net of fees and expenses waived by the Transfer Agent.


(h)   Commencement of operations.


(i) Expense ratios do not include expenses of the Underlying Portfolios in which the Fund invests.

                                                                   Ratios/Supplemental Data
                                      -------------------------------------------------------------------------------------
                                                        Ratio to Average Net Assets of:
                                                        -------------------------------
                                                           Expenses,        Expenses,        Ratio of Net
                                        Net Assets,         Net of           Before       Investment Income
                                       End of Period       Waivers/         Waivers/      (Loss) to Average     Portfolio
       Fiscal Year or Period          (000's omitted)   Reimbursements   Reimbursements      Net Assets       Turnover Rate
-----------------------------------   ---------------   --------------   --------------   -----------------   -------------
AllianceBernstein
U.S. Large Cap Portfolio
   Class A
   10/1/04 - 8/31/05 (c) ..........      $  55,567       1.47%(f)(i)      1.52%(f)(i)         .06%(d)(f)          44%
   7/1/04 - 9/30/04 (c) ...........         52,492       1.47(f)          1.74(f)             .01(d)(f)           11
   7/1/03 - 6/30/04 ...............         54,956       1.53             1.76                .09(d)(g)           39
   7/15/02 (h) - 6/30/03 ..........         37,789       1.65(f)          2.62(f)             .20(d)(f)           25
   Class B
   10/1/04 - 8/31/05 (c) ..........      $  64,829       2.19%(f)(i)      2.24%(f)(i)        (.66)%(d)(f)         44%
   7/1/04 - 9/30/04 (c) ...........         64,399       2.19(f)          2.46(f)            (.71)(d)(f)          11
   7/1/03 - 6/30/04 ...............         67,551       2.25             2.48               (.63)(d)(g)          39
   7/15/02 (h) - 6/30/03 ..........         47,963       2.35(f)          3.28(f)            (.50)(d)(f)          25
   Class C
   10/1/04 - 8/31/05 (c) ..........      $  36,807       2.17%(f)(i)      2.22%(f)(i)        (.63)%(d)(f)         44%
   7/1/04 - 9/30/04 (c) ...........         39,267       2.18(f)          2.45(f)            (.71)(d)(f)          11
   7/1/03 - 6/30/04 ...............         42,854       2.24             2.47               (.62)(d)(g)          39
   7/15/02 (h) - 6/30/03 ..........         28,806       2.35(f)          3.26(f)            (.47)(d)(f)          25
   Advisor Class
   10/1/04 - 8/31/05 (c) ..........      $   9,737       1.17%(f)(i)      1.22%(f)(i)         .36%(d)(f)          44%
   7/1/04 - 9/30/04 (c) ...........          9,251       1.17(f)          1.44(f)             .31(d)(f)           11
   7/1/03 - 6/30/04 ...............          9,261       1.23             1.46                .39(d)(g)           39
   7/15/02 (h) - 6/30/03 ..........          7,263       1.35(f)          4.78(f)             .48(d)(f)           25

--------------------------------------------------------------------------------
Please refer to footnotes on page 24.

APPENDIX A
--------------------------------------------------------------------------------

Hypothetical Investment and Expense Information

The following supplemental hypothetical investment information provides additional information in a different format about the effect of the Fund's expenses, including investment advisory fees and other Fund costs, on the Fund's returns over a 10-year period. The chart shows the estimated expenses that would be charged on a hypothetical investment of $10,000 in Class A shares of the Fund assuming a 5% return each year. The chart also assumes that the current annual expense ratio stays the same throughout the 10-year period. The current annual expense ratio for the Fund, which is the same as stated in the Fee Table above and includes the expenses incurred by the Underlying Portfolios, is reflected in the chart and is net of any fee waiver or expense reimbursement. If you wish to obtain hypothetical investment information for other classes of shares of the Fund, please refer to the "Mutual Fund Fees & Expenses Calculators" on www.AllianceBernstein.com. Your actual expenses may be higher or lower.

                            U.S. Large Cap Portfolio
-------------------------------------------------------------------------------
                                                     Hypothetical
                                                       Expenses
                          Hypothetical   Investment    (Current    Hypothetical
            Hypothetical    Earnings       After       Expense        Ending
   Year      Investment    Performance    Returns    Ratio=1.38%)   Investment
----------  ------------  ------------  -----------  ------------  ------------
1           $ 10,000.00    $   500.00   $ 10,500.00   $   144.90   $ 10,355.10
2           $ 10,355.10    $   517.76   $ 10,872.86   $   150.05   $ 10,722.81
3           $ 10,722.81    $   536.14   $ 11,258.95   $   155.37   $ 11,103.58
4           $ 11,103.58    $   555.18   $ 11,658.76   $   160.89   $ 11,497.86
5           $ 11,497.86    $   574.89   $ 12,072.76   $   166.60   $ 11,906.15
6           $ 11,906.15    $   595.31   $ 12,501.46   $   172.52   $ 12,328.94
7           $ 12,328.94    $   616.45   $ 12,945.39   $   178.65   $ 12,766.74
8           $ 12,766.74    $   638.34   $ 13,405.08   $   184.99   $ 13,220.09
9           $ 13,220.09    $   661.00   $ 13,881.09   $   191.56   $ 13,689.53
10          $ 13,689.53    $   684.48   $ 14,374.01   $   198.36   $ 14,175.65
            -------------------------------------------------------------------
Cumulative                 $ 5,879.54                 $ 1,703.89
                           ----------                 ----------

--------------------------------------------------------------------------------

                     (This page left intentionally blank.)

For more information about the Fund, the following documents are available upon request:

o     Annual/Semi-Annual Reports to Shareholders

The Fund's annual and semi-annual reports to shareholders contain additional information on the Fund's investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

o     Statement of Additional Information (SAI)

The Fund has an SAI, which contains more detailed information about the Fund, including its operations and investment policies. The Fund's SAI is incorporated by reference into (and is legally part of) this Prospectus.

You may request a free copy of the current annual/semi-annual report or SAI, or make shareholder inquiries of the Fund, by contacting your broker or other financial intermediary, or by contacting Alliance:


By Mail:         c/o Alliance Global Investor Services, Inc.
                 P.O. Box 786003
                 San Antonio, TX 78278-6003


By Phone:        For Information: (800) 221-5672
                 For Literature: (800) 227-4618

Or you may view or obtain these documents from the Commission:


o Call the Commission at 1-202-551-5850 for information on the operation of the Public Reference Room.


o Reports and other information about the Fund are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov.

o Copies of the information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, DC 20549-0102.

You also may find these documents and more information about Alliance and the Fund on the Internet at: www.AllianceBernstein.com.

--------------------------------------------------------------------------------
Privacy Notice

Alliance Capital Management L.P., the AllianceBernstein Family of Funds and AllianceBernstein Investment Research and Management, Inc. (collectively, "Alliance" or "we") understand the importance of maintaining the confidentiality of our customers' nonpublic personal information. In order to provide financial products and services to our customers efficiently and accurately, we may collect nonpublic personal information about our customers from the following sources: (1) information we receive from account documentation, including applications or other forms (which may include information such as a customer's name, address, social security number, assets and income) and (2) information about our customers' transactions with us, our affiliates and others (including information such as a customer's account balances and account activity).

It is our policy not to disclose nonpublic personal information about our customers (or former customers) except to our affiliates, or to others as permitted or required by law. From time to time, Alliance may disclose nonpublic personal information that we collect about our customers (or former customers), as described above, to non-affiliated third party providers, including those that perform processing or servicing functions and those that provide marketing services for us or on our behalf pursuant to a joint marketing agreement that requires the third party provider to adhere to Alliance's privacy policy. We have policies and procedures to safeguard nonpublic personal information about our customers (or former customers) which include: (1) restricting access to such nonpublic personal information and (2) maintaining physical, electronic and procedural safeguards that comply with federal standards to safeguard such nonpublic personal information.
--------------------------------------------------------------------------------


SEC File No: 811-21081                                         ABBLENDLCPPRO1205

  [LOGO]ALLIANCEBERNSTEIN(R)
        Investment Research and Management


AllianceBernstein Blended Style Series

The AllianceBernstein Blended Style Series-U.S. Large Cap Portfolio is an equity fund designed to provide investors with an efficiently diversified blend of the growth and value investment styles of Alliance and its Bernstein unit in a single investment portfolio.

--------------------------------------------------------------------------------
RETIREMENT SHARES PROSPECTUS
--------------------------------------------------------------------------------

December 30, 2005


>     U.S. Large Cap Portfolio


The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Investment Products Offered
---------------------------
> Are Not FDIC Insured
> May Lose Value
> Are Not Bank Guaranteed
---------------------------


2



TABLE OF CONTENTS
--------------------------------------------------------------------------------
Page
RISK/RETURN SUMMARY                                                         3
FEES AND EXPENSES OF THE FUND                                               5
INVESTING IN THE FUND                                                       6
How To Buy Shares                                                           6
The Different Share Class Expenses                                          6
Distribution Arrangements for Group
  Retirement Plans                                                          7
Payments to Financial Intermediaries                                        7
How ToExchange Shares                                                       8
How To Sell or Redeem Shares                                                8
Frequent Purchases and Redemptions of
  Fund Shares                                                               8
How the Fund Values Its Shares                                             10
GLOSSARY                                                                   10
DESCRIPTION OF THE FUND                                                    11
Investment Objectives and Principal Policies                               11
Description of Underlying Portfolios                                       11
Additional Investment Practices                                            12
MANAGEMENT OF THE FUND                                                     13
DIVIDENDS, DISTRIBUTIONS AND TAXES                                         16
GENERAL INFORMATION                                                        17
FINANCIAL HIGHLIGHTS                                                       17
APPENDIX A                                                                 20


The Fund's investment adviser is Alliance Capital Management L.P., a global investment manager providing diversified services to institutions and individuals through a broad line of investments including 120 mutual funds.


RISK/RETURN SUMMARY

The following is a summary of certain key information about the U.S. Large Cap Portfolio of AllianceBernstein Blended Style Series. This Summary describes the Fund's objectives, principal investment strategies, principal risks and fees. This Summary includes a short discussion of some of the principal risks of investing in the Fund.

A more detailed description of the Fund, including the risks associated with investing in the Fund, can be found further back in this Prospectus. Please be sure to read this additional information BEFORE you invest. The Fund may at times use certain types of investment derivatives such as options, futures, forwards and swaps. The use of these techniques involves special risks that are discussed in this Prospectus.

The Risk/Return Summary includes a table for the Fund showing its average annual returns and a bar chart showing its annual returns. The table and bar chart provide an indication of the historical risk of an investment in the Fund by showing:

o how the Fund's average annual returns for one year and over the life of the Fund compare to those of a broad-based securities market index; and

o changes in the Fund's performance from year to year over the life of the Fund.

The Fund's past performance, of course, does not necessarily indicate how it will perform in the future. As with all investments, you may lose money by investing in the Fund.


3


U.S. Large Cap Portfolio
-------------------------------------------------------------------------------

OBJECTIVE:
The investment objective of the Fund is long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:

The Fund will seek to achieve its investment objective by investing in two portfolios of The AllianceBernstein Pooling Portfolios, representing growth and value equity investment styles (the "Underlying Portfolios"). Under normal circumstances, the Fund will invest at least 80% of its net assets in Underlying Portfolios that invest in large capitalization companies. By investing in the Underlying Portfolios, the Adviser efficiently diversifies the Fund between growth and value styles. Normally, approximately 50% of the value of the Fund's investments in the Underlying Portfolios will consist of growth stocks and 50% of value stocks, although this allocation will vary within a narrow range around this 50/50 target. Beyond this range, Alliance will rebalance the investments in the Underlying Portfolios as necessary to maintain this targeted allocation.

The value of your investment in the Fund will change with changes in the value of the Fund's investments in the Underlying Portfolios. Many factors can affect those values. In this summary, we describe the principal risks that may affect the Fund's performance as a whole. This Prospectus includes more information about the Underlying Portfolios, their investments, and related risks under "Description of Underlying Portfolios" below.

o Market Risk--The value of an Underlying Portfolio's investments will fluctuate as the stock or bond markets fluctuate and prices overall may decline over short- or long-term periods.

o Allocation Risk--The allocation of investments between growth and value companies may have a more significant effect on the Fund's net asset value when one of these styles is performing more poorly than the other.

o Management Risk--The Fund is subject to management risk because the Underlying Portfolios are actively managed investment portfolios. Alliance will apply its investment techniques and risk analyses in making investment decisions for each Underlying Portfolio, but there is no guarantee that its decisions will produce the desired results.


PERFORMANCE TABLE
Average Total Annual Returns
(For the periods ended December 31, 2004)
                                                         1         Since
                                                        Year     Inception*
-------------------------------------------------------------------------------
Class A                                                 9.02%**   11.41%
-------------------------------------------------------------------------------
Class R                                                 9.82%     11.19%
-------------------------------------------------------------------------------
Class K                                                10.07%     11.46%
-------------------------------------------------------------------------------
Class I                                                10.35%     11.74%
-------------------------------------------------------------------------------
S&P 500***    (reflects no deduction for
Stock Index   fees, expenses or taxes)                 10.88%     14.53%
-------------------------------------------------------------------------------

* Inception Date for Class A shares: 7/15/02, for Class R shares: 2/2/04 and for Class K and I shares: 3/1/05. Performance information for the period prior to the inception of the Class R, K and I shares is the performance of the Fund's Class A shares adjusted to reflect the higher expense ratio of Class R shares and the lower expense ratio of Class K and I shares, respectively.


** Average annual total returns reflect imposition of the contingent deferred sales charges.


*** Since-inception return is as of 7/31/02.


BAR CHART

The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown. Through September 30, 2005, the year to date unannualized return for Class A shares was 0.08%.

   [THE FOLLOWING TABLE WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL.]

   0       0       0       0       0       0       0       0      23.09   10.02
-------------------------------------------------------------------------------
   95      96      97      98      99      00      01      02      03      04

                                                              Calendar Year End

You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart the Fund's:

Best quarter was up 12.19%, 2nd quarter, 2003; and Worst quarter was down -2.22%, 3rd quarter, 2004.


4


FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)

                                             Class A   Class R  Class K  Class I
                                              Shares    Shares   Shares   Shares
                                             -------   -------  -------  -------
Maximum Sales Charge (Load) Imposed on
Purchases (as a percentage of offering price)  None      None    None     None

Maximum Deferred Sales Charge (Load) (as a
   percentage of original purchase price or
   redemption proceeds, whichever is lower)    None (a)  None    None     None

Exchange Fee                                   None      None    None     None

(a) In some cases, a 1%, 1-year contingent deferred sales charge or CDSC may apply to Class A shares. CDSCs for Class A shares may also be subject to waiver in certain circumstances. See "Investing in the Funds" in this Prospectus and "Purchase of Shares" in the Statement of Additional Information, or SAI.

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets) and EXAMPLES

The Fund's operating expense table shows the fees and expenses (including Underlying Portfolio fees) that you may pay if you buy and hold shares of the Fund. The Fund will bear its pro rata share of the expenses incurred by the Underlying Portfolios as a shareholder in the Underlying Portfolios. The Examples are to help you compare the cost of investing in the Fund with the cost of investing in other funds. They assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. They also assume that your investment has a 5% return each year, that the Fund's Underlying Portfolios' operating expenses stay the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower. The expenses illustrated in the Examples are based on the Estimated Annual Fund and Underlying Portfolios Net Expenses. If the Examples reflected only the Net Expenses of the Fund, the expenses would be lower.


                          Operating Expenses
------------------------------------------------------------------------
                                   Class A   Class R   Class K   Class I
                                   -------   -------   -------   -------
Management fees                      .65%      .65%      .65%      .65%
Distribution and/or
  service (12b-1) fees               .30%      .50%      .25%      None
Other expenses:
  Transfer agent                     .13%      .26%(d)   .20%(e)   .12%(e)
  Other expenses (a)                 .28%      .28%      .28%      .28%
                                 -------   -------   -------   -------
Total other expenses                 .41%      .54%      .48%      .40%
Total Fund operating
  expenses (b)                      1.36%     1.69%     1.38%     1.05%
                                 =======   =======   =======   =======
Estimated indirect
  expenses of
  Underlying
  Portfolios (c)                     .02%      .02%      .02%      .02%
                                 -------   -------   -------   -------
Total expenses                      1.38%     1.71%     1.40%     1.07%
                                 =======   =======   =======   =======


                              Examples
----------------------------------------------------------------------
                                 Class A   Class R   Class K   Class I
                                 -------   -------   -------   -------
After 1 Year                      $  560   $  174     $  143    $  109
After 3 Years                     $  843   $  539     $  443    $  340
After 5 Years                     $1,148   $  928     $  766    $  590
After 10 Years                    $2,012   $2,019     $1,680    $1,306

(a) Expense information has been restated to reflect a reduction in custody fees.


(b) Restated to exclude expenses attributable to estimated costs of proxy solicitation that have been incurred during 2005 or that are expected to be incurred in 2006 in the amount of 0.05%.

(c) Estimated indirect expenses of Underlying Portfolios are based upon the target allocation of the Fund's assets among the Underlying Portfolios, as well as estimated expenses of the Underlying Portfolios assets, and may be higher or lower than those shown above.

(d) The transfer agent fees for Class R shares are estimated for the current fiscal year to reflect a change in the amount of the fees. Effective March 1, 2005, the transfer agent fee payable as a percentage of average net assets is 0.06%. The transfer agent fees also include an administrative services fee for third-party recordkeeping services that is payable as a percentage of average net assets in the amount of up to 0.20%.

(e) The transfer agent fee payable as a percentage of average net assets is 0.05% for Class K shares and 0.02% for Class I shares. The transfer agent fees also include an administrative services fee for third-party recordkeeping services that is payable as a percentage of average net assets in the amount of up to 0.15% for Class K shares and 0.10% for Class I shares.



5


INVESTING IN THE FUND

This section discusses how to buy, sell or redeem, or exchange different classes of shares in the Fund that are offered in this Prospectus. The Fund offers four classes of shares through this Prospectus.

Each share class represents an investment in the same portfolio of securities, but the classes may have different sales charges and bear different on-going distribution expenses. For additional information on the differences between the different classes of shares and factors to consider when choosing among them, please see "The Different Share Class Expenses" below. Also, you can learn more about payments to brokers, financial planners, banks, insurance companies, registered investment advisors, pension plan consultants or other "financial intermediaries" who distribute shares of the Fund and your individual financial advisor under "Payments to Financial Intermediaries."

HOW TO BUY SHARES

Class A, Class R, Class K and Class I shares are available at net asset value, or NAV, to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans where plan level or omnibus accounts are held on the books of a Fund ("group retirement plans"), as follows:

Class A shares offered through this prospectus are designed for group retirement plans with assets in excess of $10,000,000. Class A shares are also available at NAV to the AllianceBernstein Link, AllianceBernstein Individual 401(k) and AllianceBernstein SIMPLE IRA plans with at least $250,000 in plan assets or 100 employees.

Class R shares are designed for group retirement plans with plan assets up to $10,000,000.

Class K shares are designed for group retirement plans with at least $1,000,000 in plan assets.

Class I shares are designed for group retirement plans with at least $10,000,000 in plan assets and are available to certain institutional clients of Alliance who invest at least $2 million in a Fund.

Class A, Class R, Class K and Class I shares are also available to certain AllianceBernstein-sponsored group retirement plans. Class R, Class K and Class I shares generally are not available to retail non-retirement accounts, traditional and ROTH IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs, and individual 403(b) plans.

Required Information

The Fund is required by law to obtain, verify and record certain personal information from you or persons on your behalf in order to establish an account. Required information includes name, date of birth, permanent residential address and taxpayer identification number (for most investors, your social security number). The Fund may also ask to see other identifying documents. If you do not provide the information, the Fund will not be able to open your account. If the Fund is unable to verify your identity, or that of another person(s) authorized to act on your behalf, or if the Fund believes it has identified potential criminal activity, the Fund reserves the right to take action it deems appropriate or as required by law, which may include closing your account. If you are not a U.S. citizen or Resident Alien, your account must be affiliated with a NASD member firm.

General

The Fund may refuse any order to purchase shares. The Fund reserves the right to suspend the sale of its shares to the public in response to conditions in the securities markets or for other reasons.

THE DIFFERENT SHARE CLASS EXPENSES

This section describes the different expenses of investing in each class and explains factors to consider when choosing a class of shares. The expenses can include distribution and/or service fees (12b-1 fees) or CDSCs. Please see below for a discussion of how CDSCs are calculated.

-------------------------------------------------------------------------------
WHAT IS A RULE 12b-1 FEE?

A Rule 12b-1 fee is a fee deducted from a Fund's assets that is used to pay for personal service, maintenance of shareholder accounts and distribution costs, such as advertising and compensation of financial intermediaries. The amount of each share class's 12b-1 fee, if any, is disclosed below and in the Fund's fee table near the front of this Prospectus.
-------------------------------------------------------------------------------

Asset-based Sales Charges or Distribution and/or Service (Rule 12b-1) Fees

The Fund has adopted plans under Commission Rule 12b-1 that allows the Fund to pay asset-based sales charges or distribution and/or service fees for the distribution and sale of its shares. The amount of these fees for each class of the Fund's shares is:

                    Distribution and/or Service (Rule
                     12b-1) Fee (as a Percentage of
                   Aggregate Average Daily Net Assets)
                   -----------------------------------
Class A                         .30%
Class R                         .50%
Class K                         .25%
Class I                         None


Because these fees are paid out of the Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales fees. Class R shares are subject to higher Rule 12b-1 fees than Class A shares. The higher fees mean a higher expense ratio, so Class R shares pay correspondingly lower dividends and may have a lower NAV (and returns) than Class A shares. Conversely, Class K and Class I shares have a lower or no Rule 12b-1 fee. Therefore, Class K and Class I shares have a lower expense ratio and may have a higher NAV (and returns) than Class A or Class R shares. All or some of these fees may be paid to financial intermediaries, including your financial advisor's firm.


Class A Shares

Class A shares offered through this prospectus do not have an initial sales charge. Class A shares may be subject to a CDSC of up to 1%.


6


When a non-AllianceBernstein-sponsored group retirement plan terminates a Fund as an investment option, all investments in Class A shares of that Fund through the plan are subject to a 1%, 1-year CDSC upon redemption. Furthermore, when a group retirement plan ceases to participate in an AllianceBernstein-sponsored group retirement plan program, investments in the Fund's Class A shares through the plan are subject to a 1%, 1-year CDSC upon redemption. The CDSC is applied to the lesser of NAV at the time of redemption of shares or the original cost of shares being redeemed.

Class R, K and I Shares

Class R, K and I shares do not have an initial sales charge or CDSC.

DISTRIBUTION ARRANGEMENTS FOR GROUP RETIREMENT PLANS

The Fund offers distribution arrangements for group retirement plans. However, plan sponsors, plan fiduciaries and other financial intermediaries may establish requirements for the group retirement plans as to the purchase, sale or exchange of shares of the Fund, including maximum and minimum initial investment requirements, that are different from those described in this Prospectus and the Fund's SAI. Therefore, plan sponsors or fiduciaries may not impose the same share class parameters as set forth in this Prospectus and the Fund's SAI. Group retirement plans also may not offer all classes of shares of the Fund. The Fund is not responsible for, and has no control over, the decision of any plan sponsor or fiduciary to impose such differing requirements.

PAYMENTS TO FINANCIAL INTERMEDIARIES

Financial intermediaries market and sell shares of the Fund. These financial intermediaries may receive compensation for selling shares of the Fund. This compensation is paid from various sources, including any CDSC and/or Rule 12b-1 fee that you may pay.

-------------------------------------------------------------------------------
WHAT IS A FINANCIAL INTERMEDIARY?


A financial intermediary is a firm that receives compensation for selling shares of the Fund offered in this Prospectus and/or provides services to the Fund's shareholders. Financial intermediaries may include, among others, brokers, financial planners or advisors, banks, and insurance companies. Financial intermediaries may employ financial advisors who deal with you and other investors on an individual basis.

-------------------------------------------------------------------------------

In the case of Class A shares, the Fund's principal underwriter, AllianceBernstein Investment Research and Management, Inc., or ABIRM, may pay financial intermediaries a fee of up to 1%. Additionally, up to 100% of the Rule 12b-1 fees applicable to Class A shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class A shares.

In the case of Class R shares, up to 100% of the Rule 12b-1 fee applicable to Class R shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class R shares.

In the case of Class K shares, up to 100% of the Rule 12b-1 fee applicable to Class K shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class K shares.

-------------------------------------------------------------------------------
Your financial intermediary receives compensation from the Fund, ABIRM and/or Alliance in several ways from various sources, which include some or all of the following:

- 12b-1 fees
- additional distribution support
- defrayal of costs for educational seminars and training
- payments related to providing shareholder record-keeping and/or transfer agency services

Please read this Prospectus carefully for information on this compensation.
-------------------------------------------------------------------------------

Other Payments for Distribution Services and Educational Support

In addition to the Rule 12b-1 fees described above, some or all of which may be paid to financial intermediaries, ABIRM, at its expense, currently provides additional payments to firms that sell shares of the AllianceBernstein Mutual Funds. Although the individual components may be higher and the total amount of payments made to each qualifying firm in any given year may vary, the total amount paid to a financial intermediary in connection with the sale of shares of the AllianceBernstein Mutual Funds will generally not exceed the sum of (a) 0.25% of the current year's fund sales by that firm and (b) 0.10% of average daily net assets attributable to that firm over the year. These sums include payments to reimburse directly or indirectly the costs incurred by these firms in connection with educational seminars and training efforts about the AllianceBernstein Mutual Funds. The costs and expenses associated with these efforts may include travel, lodging, entertainment and meals.

For 2005, ABIRM's additional payments to these firms for distribution services and educational support related to the AllianceBernstein Mutual Funds is expected to be approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds, or approximately $17,500,000. In 2004, ABIRM paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $16,000,000 for distribution services and educational support related to the AllianceBernstein Mutual Funds.

A number of factors are considered in determining the additional payments, including each firm's AllianceBernstein Mutual Fund sales, assets and redemption rates, and the willingness and ability of the firm to allow ABIRM to provide information for educational and marketing purposes. ABIRM's goal is to make the financial intermediaries who interact with current and prospective investors and shareholders more knowledgeable about the AllianceBernstein Mutual Funds so that they can provide suitable information and advice about the Fund.

The Fund and ABIRM also make payments for recordkeeping and other transfer agency services to financial intermediaries that sell AllianceBernstein Mutual Fund shares. Please see "Management of the Fund--Transfer Agency and Retirement Plan Services" below.


7


These expenses paid by the Fund are included in "Other Expenses" under "Fees and Expenses of the Fund--Annual Fund Operating Expenses" in this Prospectus.

-------------------------------------------------------------------------------
If one mutual fund sponsor makes greater distribution assistance payments than another, a financial intermediary and his or her firm may have an incentive to recommend one fund complex over another. Similarly, if a financial intermediary receives more distribution assistance for one share class versus another, the financial intermediary may have an incentive to recommend that class.
-------------------------------------------------------------------------------

As of the date of the Prospectus, ABIRM anticipates that the firms that will receive additional payments for distribution services and/or educational support include:


     Advest
     A.G. Edwards
     AIG Financial Advisors
     Ameriprise Financial Services
     AXA Advisors
     Banc of America
     Bank One Securities Corp.
     BNY Investment Center
     Charles Schwab
     Chase Investment Services
     Citicorp Investment Securities
     Citigroup Global Markets
     Commonwealth Financial Network
     Independent Financial Marketing Group
     ING Advisors Network
     Legg Mason
     Lincoln Financial Advisors
     Linsco/Private Ledger
     McDonald Investments
     Merrill Lynch
     Morgan Stanley
     Mutual Service Corporation
     National Financial
     National Planning Holdings
     New England Securities
     PFS Investments
     Piper Jaffray
     Raymond James
     RBC Dain Rauscher
     Securities America
     Signator Investors
     SunTrust Bank
     UBS AG
     UBS Financial Services
     Uvest Financial Services
     Wachovia Securities
     Walnut Street Securities
     Wells Fargo Investments


Although the Fund may use brokers and dealers or other financial intermediaries who sell shares of the Fund to effect portfolio transactions, the Fund does not consider the sale of AllianceBernstein Mutual Fund shares as a factor when selecting brokers and dealers to effect portfolio transactions.

HOW TO EXCHANGE SHARES


You may exchange your Fund shares for shares of the same class of other AllianceBernstein Mutual Funds (including AllianceBernstein Exchange Reserves, a money market fund managed by Alliance). Exchanges of shares are made at the next-determined NAV, without sales or service charges. You may request an exchange through your financial intermediary. In order to receive a day's NAV, your financial intermediary must receive and confirm your telephone exchange request by 4:00 p.m., Eastern time, on that day. The Fund may modify, restrict, or terminate the exchange privilege on 60 days' written notice.


HOW TO SELL OR REDEEM SHARES

You may "redeem" your shares (i.e., sell your shares to the Fund) on any day the New York Stock Exchange is open. Your sale price will be the next-determined NAV, less any applicable CDSC, after the Fund receives your redemption request in proper form. Normally, redemption proceeds are sent to you within 7 days. If you recently purchased your shares by check or electronic funds transfer, your redemption payment may be delayed until the Fund is reasonably satisfied that the check or electronic funds transfer has been collected (which may take up to 15 days).

Your financial intermediary must receive your sales request by 4:00 p.m., Eastern time, and submit it to the Fund by a pre-arranged time for you to receive the next-determined NAV, less any applicable CDSC. Your financial intermediary is responsible for submitting all necessary documentation to the Fund and may charge you a fee for this service.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

The Fund's Board of Directors has adopted policies and procedures designed to detect and deter frequent purchases and redemptions of Fund shares or excessive or short-term trading that may disadvantage long-term Fund shareholders. These policies are described below. The Fund reserves the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any shareholder's financial intermediary.

Risks Associated With Excessive Or Short-term Trading Generally. While the Fund will try to prevent market timing by utilizing the procedures described below, these procedures may not be successful in identifying or stopping excessive or short-term trading in all circumstances. By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of the Fund's shares dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of Fund shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, the Fund may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. Excessive purchases and sales or exchanges of the Fund's shares may force the Fund to sell portfolio securities at inopportune times to raise cash to accommodate short-term trading activity. In addition,


8


the Fund may incur increased expenses if one or more shareholders engage in excessive or short-term trading. For example, the Fund may be forced to liquidate investments as a result of short-term trading and incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. Similarly, the Fund may bear increased administrative costs due to asset level and investment volatility that accompanies patterns of short-term trading activity. All of these factors may adversely affect Fund performance.

Investments in foreign securities may be particularly susceptible to short-term trading strategies. This is because foreign securities are typically traded on markets that close well before the time the Fund calculates its NAV at 4:00 p.m., Eastern time, which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a shareholder engaging in a short-term trading strategy to exploit differences in share prices that are based on closing prices of foreign securities established some time before the Fund calculates its own share price (referred to as "time zone arbitrage"). The Fund has procedures, referred to as fair value pricing, designed to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time the Fund calculates its NAV. While there is no assurance, the Fund expects that the use of fair value pricing, in addition to the short-term trading policies discussed below, will significantly reduce a shareholder's ability to engage in time zone arbitrage to the detriment of other Fund shareholders.

A shareholder engaging in a short-term trading strategy may also target a fund that does not invest primarily in foreign securities. If the Fund invests in securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid, it has the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price arbitrage"). Investments in small cap securities, technology and other specific industry sector securities may be adversely affected by price arbitrage.

Policy Regarding Short-term Trading. Purchases and exchanges of shares of the Fund should be made for investment purposes only. The Fund seeks to prevent patterns of excessive purchases and sales or exchanges of Fund shares. The Fund will seek to prevent such practices to the extent they are detected by the procedures described below. The Fund reserves the right to modify this policy, including any surveillance or account blocking procedures established from time to time to effectuate this policy, at any time without notice.

o Transaction Surveillance Procedures. The Fund, through its agents, ABIRM and AGIS, maintains surveillance procedures to detect excessive or short-term trading in Fund shares. This surveillance process involves several factors, which include scrutinizing transactions in Fund shares that exceed certain monetary thresholds or numerical limits within a specified period of time. Generally, more than two exchanges of Fund shares during any 90-day period or purchases of shares followed by a sale within 90 days will be identified by these surveillance procedures. For purposes of these transaction surveillance procedures, the Fund may consider trading activity in multiple accounts under common ownership, control, or influence. Trading activity identified by either, or a combination, of these factors, or as a result of any other information available at the time, will be evaluated to determine whether such activity might constitute excessive or short-term trading. These surveillance procedures may be modified from time to time, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances, such as for certain retirement plans, to conform to plan exchange limits or U.S. Department of Labor regulations, or for certain automated or pre-established exchange, asset allocation or dollar cost averaging programs, or omnibus account arrangements.

o Account Blocking Procedures. If the Fund determines, in its sole discretion, that a particular transaction or pattern of transactions identified by the transaction surveillance procedures described above is excessive or short-term trading in nature, the relevant Fund account(s) will be immediately "blocked" and no future purchase or exchange activity will be permitted. However, sales of Fund shares back to the Fund or redemptions will continue to be permitted in accordance with the terms of the Fund's current Prospectus. In the event an account is blocked, certain account-related privileges, such as the ability to place purchase, sale and exchange orders over the internet or by phone, may also be suspended. A blocked account will generally remain blocked unless and until the account holder or the associated broker, dealer or other financial intermediary provides evidence or assurance acceptable to the Fund that the account holder did not or will not in the future engage in excessive or short-term trading.

o Applications of Surveillance Procedures and Restrictions to Omnibus Accounts. Omnibus account arrangements are common forms of holding shares of the Fund, particularly among certain brokers, dealers, and other financial intermediaries, including sponsors of retirement plans and variable insurance products. The Fund seeks to apply its surveillance procedures to these omnibus account arrangements. If an intermediary does not have the capabilities, or declines, to provide individual account level detail to the Fund, the Fund will monitor turnover of assets to purchases and redemptions of the omnibus account. If excessive turnover, defined as annualized purchases and redemptions exceeding 50% of assets is detected, the Fund will notify the intermediary and request that the intermediary review individual account transactions for excessive or short-term trading activity and confirm to the Fund that appropriate action has been taken to curtail the activity, which may include applying blocks to accounts to prohibit future purchases and exchanges of Fund shares. For certain retirement plan accounts, the Fund may request that the retirement plan or other intermediary revoke the relevant participant's privilege to effect transactions in Fund shares via the internet or telephone, in which case the relevant participant must submit future transaction orders via the U.S. Postal Service (i.e., regular mail). The Fund will continue to monitor the turnover attributable to an intermediary's omnibus account arrangement and may consider whether to terminate the


9


relationship if the intermediary does not demonstrate that appropriate action has been taken.

Risks to Shareholders Resulting From Imposition of Account Blocks in Response to Excessive Short-term Trading Activity. A shareholder identified as having engaged in excessive or short-term trading activity whose account is "blocked" and who may not otherwise wish to redeem his or her shares effectively may be "locked" into an investment in the Fund that the shareholder did not intend to hold on a long-term basis or that may not be appropriate for the shareholder's risk profile. To rectify this situation, a shareholder with a "blocked" account may be forced to redeem Fund shares, which could be costly if, for example, these shares have declined in value, the shares are subject to a CDSC, or the sale results in adverse tax consequences to the shareholder. To avoid this risk, a shareholder should carefully monitor the purchases, sales, and exchanges of Fund shares and avoid frequent trading in Fund shares.

Limitations on Ability to Detect and Curtail Excessive Trading Practices. Shareholders seeking to engage in excessive short-term trading activities may deploy a variety of strategies to avoid detection and, despite the efforts of the Fund and its agents to detect excessive or short duration trading in Fund shares, there is no guarantee that the Fund will be able to identify these shareholders or curtail their trading practices. In particular, the Fund may not be able to detect excessive or short-term trading in Fund shares attributable to a particular investor who effects purchase and/or exchange activity in Fund shares through omnibus accounts. Also, multiple tiers of these entities may exist, each utilizing an omnibus account arrangement, which may further compound the difficulty of detecting excessive or short duration trading activity in Fund shares.

HOW THE FUND VALUES ITS SHARES


The Fund's NAV is calculated at the close of regular trading on the Exchange (ordinarily, 4:00 p.m., Eastern time), only on days when the Exchange is open for business. The Fund's NAV is based on the NAV of the Underlying Portfolios. To calculate NAV, the Fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. Because the Underlying Portfolios may invest in securities that are primarily traded on foreign exchanges that trade on weekends or other days when the Fund does not price its shares, the NAV of the Fund's shares may change on days when shareholders will not be able to purchase or redeem their shares in the Fund.


Each Underlying Portfolio values its securities at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Underlying Portfolios' Trustees. When an Underlying Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. An Underlying Portfolio may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets) and/or U.S. sector or broader stock market indices. The prices of securities used by an Underlying Portfolio to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

Each Underlying Portfolio expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security. An Underlying Portfolio may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before the Underlying Portfolio values its securities at 4:00 p.m., Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. For example, if the Underlying Portfolio believes that foreign security values may be affected by events that occur after the close of foreign securities markets, it may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

Subject to the oversight of the Trustees, the Trustees have delegated responsibility for valuing each Underlying Portfolio's assets to Alliance. Alliance has established a Valuation Committee, which operates under the policies and procedures approved by the Trustees, to value each Underlying Portfolio's assets on behalf of the Underlying Portfolio. The Valuation Committee values Fund assets as described above.

Your order for purchase, sale, or exchange of shares is priced at the next-determined NAV after your order is received in proper form by the Fund.

GLOSSARY

This Prospectus uses the following terms.

TYPES OF SECURITIES

Convertible securities are fixed-income securities that are convertible into common stock.



Equity securities include (i) common stocks, partnership interests, business trust shares and other equity or ownership interests in business enterprises and (ii) securities convertible into, and rights and warrants to subscribe for the purchase of, such stocks, shares and interests.



RATING AGENCIES AND INDEXES

Fitch is Fitch Ratings, the international rating agency formed through the merger of Fitch IBCA, Inc. and Duff & Phelps Credit Rating Co.

Moody's is Moody's Investors Service, Inc.

Russell 1000(R) Index universe of securities is compiled by Frank Russell Company and is segmented into two style indices, based on a "non-linear probability" method to assign stocks to the growth and value style indexes. The term "probability" is used to indicate


10


the degree of certainty that a stock is value or growth based on its relative book-to-price ratio and I/B/E/S forecast long-term growth mean. The Russell 1000(R) Growth Index is designed to include those Russell 1000 securities higher price-to-book ratios and higher forecasted growth values. In contrast, the Russell 1000R Value Index is designed to include those Russell 1000 securities with lower price-to-book ratios and lower forecasted growth values.

S&P is Standard & Poor's Ratings Services.

S&P 500 Index is S&P's 500 Composite Stock Price Index, a widely recognized unmanaged index of market activity.

OTHER
1940 Act is the Investment Company Act of 1940, as amended.

Code is the Internal Revenue Code of 1986, as amended.

Commission is the Securities and Exchange Commission.

Exchange is the New York Stock Exchange.

Net assets means the Fund's net assets plus borrowings for investment purposes.

Securities Act is the Securities Act of 1933, as amended.

DESCRIPTION OF THE FUND

This section of the Prospectus provides a more complete description of the Fund's investment objectives, principal strategies and risks. Of course, there can be no assurance that the Fund will achieve its investment objective.

Please note that:

o Additional descriptions of each Underlying Portfolio's strategies, investments and risks may be found in the Fund's SAI.

o The Fund's investment objective is fundamental and may not be changed without a shareholder approval. Where an investment policy or restriction has a percentage limitation, such limitation is applied at the time of investment. Changes in the market value of securities in the Fund's portfolio after they are purchased by the Fund will not cause the Fund to be in violation of such limitation.

INVESTMENT OBJECTIVES AND PRINCIPAL POLICIES

The Fund seeks long-term growth of capital by investing in two Underlying Portfolios, which represent growth and value equity styles.

Under normal circumstances, the Fund will invest at least 80% of its net assets in Underlying Portfolios that invest in large capitalization companies. Large capitalization companies are companies with market capitalizations at the time of investment within the range of the market capitalization of companies included in the Russell 1000R Index. This policy will not be changed without 60 days' prior written notice to shareholders.

Investment in the two Underlying Portfolios is intended to result in a single unified portfolio that is designed to provide an efficiently diversified portfolio of the most attractive growth and value stocks. The process targets 50% of the value of the portfolio to an Underlying Portfolio that invests in growth stocks and 50% to an Underlying Portfolio that invests in value stocks. Depending on market conditions, however, the actual weighting of securities from each investment discipline in the portfolio will vary within a narrow range. In extraordinary circumstances, when conditions favoring one investment style are compelling, the range may be 40%-60% before rebalancing occurs.

DESCRIPTION OF UNDERLYING PORTFOLIOS

Principal Risks Of Underlying Portfolios

The Underlying Portfolios have risks similar to the overall risks discussed for the Fund above. The risks include:

o Market Risk--risk of losses due to adverse changes in the stock or bond market.

o Focused Portfolio Risk--risk that changes in the value of a single security may have a more significant effect, either negative or positive, on the NAV of an Underlying Portfolio that invests in a limited number of companies.

o Foreign Risk--risk that investments in issuers located in foreign countries may have more risks because their markets tend to be more volatile than the U.S. stock market. Investments in emerging markets may have more risk due to market changes or other factors, including political instability and unpredictable economic conditions.

o Currency Risk--risk that fluctuations in the exchange rates between the U.S. Dollar and foreign currencies may negatively affect the value of an Underlying Portfolio's investments.

o Management Risk--each Underlying Portfolio is subject to management risk because it is an actively managed investment portfolio. Alliance will apply its investment techniques and risk analyses in making investment decisions for the Underlying Portfolios, but there can be no guarantee that its decisions will produce the desired results. In some cases, derivative and other investment techniques may be unavailable or Alliance may determine not to use them, possibly even under market conditions where their use could benefit an Underlying Portfolio.

Investment Objectives and Principal Policies of Underlying Portfolios

The following provides information about the objectives and policies of the Underlying Portfolios. Additional details are available in the SAI and the Underlying Portfolios' prospectus or SAI. You may request a free copy of the Underlying Portfolios' prospectus and/or SAI by contacting your broker or other financial intermediary, or by contacting Alliance:

By Mail:   c/o Alliance Global Investor Services, Inc.
           P.O. Box 786003
           San Antonio, TX 78278-6003

By Phone:  For Information:  (800) 221-5672
           For Literature:   (800) 227-4618


11


AllianceBernstein U.S. Value Portfolio's investment objective is long-term growth of capital. The Portfolio invests primarily in a diversified portfolio of equity securities of U.S. companies with relatively larger market capitalizations as compared to the overall U.S. equity market. The Portfolio's investment policies emphasize investment in companies that Alliance's Bernstein unit ("Bernstein") determines to be undervalued. In selecting securities for the Portfolio, Bernstein uses its fundamental research to identify companies whose long-term earnings power and dividend paying capability are not reflected in the current market price of their securities. Under normal circumstances, the Portfolio invests at least 80% of its net assets in equity securities issued by U.S. companies.

Among the principal risks of investing in the Portfolio is market risk, which is the risk of losses from adverse changes in the stock market. To the extent the Portfolio invests in securities of non-U.S. issuers, it may have non-U.S. issuer risk and currency risk.

AllianceBernstein U.S. Large Cap Growth Portfolio's investment objective is long-term growth of capital. The Portfolio invests primarily in equity securities of U.S. companies with relatively larger market capitalizations as compared to the overall U.S. equity market. Unlike most equity funds, the Portfolio focuses on a relatively small number of large, intensively researched U.S. companies that Alliance believes have strong management, superior industry positions, excellent balance sheets and superior earnings growth prospects. Alliance relies heavily on the fundamental analysis and research of its internal research staff to select the Portfolio's investments.

Under normal circumstances, the Portfolio invests at least 80% of its net assets in equity securities issued by large-cap U.S. companies. For these purposes, "large-cap U.S. companies" are those that, at the time of investment, have market capitalizations within the range of market capitalizations of companies appearing in the Russell 1000R Growth Index. While the market capitalizations of companies in the Russell 1000R Growth Index ranged from $501 million to almost $381 billion as of March 31, 2005, the Portfolio normally will invest in common stocks of companies with market capitalizations of at least $5 billion at the time of purchase.

Among the principal risks of investing in the Portfolio is market risk, which is the risk of losses from adverse changes in the stock market. Because the Portfolio invests in a smaller number of companies than many other equity funds, the Portfolio also has focused portfolio risk, which is the risk that changes in the value of a single security may have a more significant effect, either negative or positive, on the Portfolio's net asset value. To the extent the Portfolio invests in securities of non-U.S. issuers, it may have non-U.S. issuer risk and currency risk.

ADDITIONAL INVESTMENT PRACTICES

Each of the Underlying Portfolios also may:


o Write covered put and call options and purchase and buy put and call options on U.S. and non-U.S. securities, currencies, market and financial indices, and other derivatives and financial instruments;

o Enter into forward commitments, futures contracts, and options on futures contracts with respect to U.S. and non-U.S. securities, currencies, and market and financial indices;
o   Enter into forward currency exchange contracts;
o   Enter into swap transactions;
o   Enter into repurchase agreements and reverse repurchase agreements;
o   Enter into standby commitment agreements;
o   Invest in convertible securities;
o Invest in the securities of supranational agencies and other "semi-governmental" issuers;
o Make short sales of securities or maintain a short position, but only if at all times when a short position is open not more than 33% of the Portfolio's net assets is held as collateral for such sales;
o Make secured loans of portfolio securities of up to 33-1/3% of its total assets;
o   Invest up to 15% of its net assets in illiquid securities;
o   Invest up to 20% of its total assets in rights and warrants; and
o Invest in depositary receipts, Exchange Traded Funds ("ETFs"), and other derivative instruments representing securities of companies or market indices.

More information about the Underlying Portfolios' investment practices and associated risks can be found in the Fund's SAI.

Future Developments. An Underlying Portfolio may, following written notice to its shareholders, take advantage of other investment practices that are not currently contemplated for use by the Underlying Portfolio, or are not available but may yet be developed, to the extent such investment practices are consistent with the Underlying Portfolio's investment objective and legally permissible for the Underlying Portfolio. Such investment practices, if they arise, may involve risks that exceed those involved in the activities described above.

Underlying Portfolio Turnover. Each Underlying Portfolio is actively managed and, in some cases in response to market conditions, an Underlying Portfolio's portfolio turnover may exceed 100%. A higher rate of portfolio turnover increases brokerage and other expenses, which must be borne by the Underlying Portfolio and its shareholders. High portfolio turnover also may result in the realization of substantial net short-term capital gains, which, when distributed, are taxable to shareholders.

Temporary Defensive Position. For temporary defensive purposes to attempt to respond to adverse market, economic, political or other conditions, an Underlying Portfolio may reduce its position in equity securities and invest, without limit, in certain types of short-term, liquid, high grade or high quality debt securities and in lower-rated securities and convertible securities. These securities may include U.S. Government securities, qualifying bank deposits, money market instruments, prime commercial paper and other types


12


of debt securities including notes and bonds. Such securities also may include foreign currency denominated securities of the type mentioned above issued by foreign governmental entities, companies, and supranational organizations. While an Underlying Portfolio invests for temporary defensive purposes, it may not meet its investment objective.


Portfolio Holdings. Alliance publishes a complete schedule of the portfolio holdings for each Underlying Portfolio monthly on www.alliancebernstein.com (click on the "U.S. Investor" link, then on the "Pricing & Performance" quick link, then select the Fund, then click on the "Holdings" link). Alliance posts the schedule on the website, as of the last day of each calendar month, approximately 30 days after the end of that month. This posted information generally remains accessible on the website for three months. In addition, Alliance may post information about the number of securities an Underlying Portfolio holds, a summary of the Underlying Portfolio's top ten holdings (including name and the percentage of the Underlying Portfolio's assets invested in each holding), and a percentage breakdown of the Underlying Portfolio's investments by country, sector and industry, as applicable. The Fund's SAI includes a description of the policies and procedures that apply to disclosure of each Underlying Portfolio's portfolio holdings.


MANAGEMENT OF THE FUND

INVESTMENT ADVISER

The Fund's investment adviser is Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, NY 10105. Alliance is a leading international investment adviser supervising client accounts with assets as of September 30, 2005 totaling approximately $555 billion (of which approximately $74 billion represented assets of investment companies). As of September 30, 2005, Alliance managed retirement assets for many of the largest public and private employee benefit plans (including 33 of the nation's FORTUNE 100 companies), for public employee retirement funds in 47 states, for investment companies, and for foundations, endowments, banks and insurance companies worldwide. The 43 registered investment companies, comprising 120 separate investment portfolios, currently have approximately 4.0 million shareholder accounts.

Alliance provides investment advisory services and order placement facilities for the Fund and for directing the purchase and sale of the Underlying Portfolios in which it invests. For these advisory services, the Fund paid Alliance 0.65% of average daily net assets for the fiscal year ended August 31, 2005. Alliance is responsible for the selection and management of the Underlying Portfolios' portfolio investments. Alliance does not receive a fee for managing the Underlying Portfolios.


A discussion regarding the basis for the Board of Directors' approval of the Fund's investment advisory agreement is available in the Fund's semi-annual report to shareholders for the fiscal period ended March 31, 2005.


Alliance may act as an investment adviser to other persons, firms or corporations, including investment companies, hedge funds, pension funds and other institutional investors. Alliance may receive management fees, including performance fees, that may be higher or lower than the advisory fees it receives from the Fund. Certain other clients of Alliance may have investment objectives and policies similar to those of the Fund or an Underlying Portfolio. Alliance may, from time to time, make recommendations that result in the purchase or sale of a particular security by its other clients simultaneously with the Fund or an Underlying Portfolio. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price or quantity. It is the policy of Alliance to allocate advisory recommendations and the placing of orders in a manner which is deemed equitable by Alliance to the accounts involved, including the Fund or an Underlying Portfolio. When two or more of the clients of Alliance (including the Fund or an Underlying Portfolio) are purchasing or selling the same security on a given day from the same broker-dealer, such transactions may be averaged as to price.


PORTFOLIO MANAGERS

The management of and investment decisions for the Fund are made by the Blend Investment Policy Team, comprised of senior Blend portfolio managers. The Blend Investment Policy Team relies heavily on Alliance's growth, value and fixed-income investment teams and, in turn, the fundamental research of Alliance's large internal research staff. No one person is principally responsible for coordinating the Fund's investments.

The following table lists the five persons within the Blend Investment Policy Team with the most significant responsibility for day-to-day management of the Fund, the length of time that each person has been jointly and primarily responsible for the Fund, and each person's principal occupation during the past five years:


                              Principal Occupation During
Employee; Year; Title         the Past Five (5) Years
-------------------------------------------------------------------------------
Drew Demakis; since           Senior Vice President of
inception; Senior Vice        ACMC, with which he has been
President of Alliance         associated in a similar
Capital Management            capacity to his current
Corporation ("ACMC")          position since prior to 2000.

Thomas J. Fontaine; since     Vice President of ACMC, with
inception; Vice President of  which he has been associated
ACMC                          in a similar capacity to
                              his current position since
                              prior to 2000.

Joshua Lisser; since          Senior Vice President of
inception; Senior Vice        ACMC, with which he has been
President of ACMC             associated in a similar
                              capacity to his current
                              position since prior to
                              2000.

Seth Masters; since           Executive Vice President of
inception; Executive Vice     ACMC, with which he has been
President of ACMC             associated in a similar
                              capacity to his current
                              position since prior to
                              2000.



13



                              Principal Occupation During
Employee; Year; Title         the Past Five (5) Years
-------------------------------------------------------------------------------
Christopher Nikolich; since   Vice President of ACMC, with
inception; Vice President of  which he has been associated
ACMC                          in a similar capacity to
                              his current position since
                              prior to 2000.

The Fund's SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the Fund.


LEGAL PROCEEDINGS

As has been previously reported, the Staff of the Commission and the Office of the New York Attorney General ("NYAG") have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that Alliance provide information to them. Alliance has been cooperating and will continue to cooperate with all of these authorities.


On December 18, 2003, Alliance confirmed that it had reached terms with the Commission and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the Commission is reflected in an Order of the Commission ("Commission Order"). The agreement with the NYAG is memorialized in an Assurance of Discontinuance dated September 1, 2004 ("NYAG Order"). Among the key provisions of these agreements are the following:

(i) Alliance agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the Commission Order. According to the Commission Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (a) their aliquot share of losses suffered by the fund due to market timing, and (b) a proportionate share of advisory fees paid by such fund during the period of such market timing;

(ii) Alliance agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds until December 31, 2008 and

(iii) Alliance agreed to implement changes to its governance and compliance procedures. Additionally, the Commission Order and the NYAG Order contemplate that Alliance's registered investment company clients, including the Fund, will introduce governance and compliance changes.

A special committee of Alliance's Board of Directors, comprised of the members of Alliance's Audit Committee and the other independent member of the Board, is continuing to direct and oversee an internal investigation and a comprehensive review of the facts and circumstances relevant to the Commission's and the NYAG's investigations.

In addition, the Independent Directors of the Fund have designated an independent economic consultant and independent counsel to advise in the investigation of the above-mentioned matters.

On October 2, 2003, a putative class action complaint entitled Hindo et al. v. AllianceBernstein Growth & Income Fund et al. (the "Hindo Complaint") was filed against Alliance; Alliance Capital Management Holding L.P.; Alliance Capital Management Corporation; AXA Financial, Inc.; the AllianceBernstein Mutual Funds; certain officers of Alliance (collectively, the "Alliance defendants"); and certain other defendants not affiliated with Alliance. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Mutual Funds. The Hindo Complaint alleges that certain of the Alliance Capital defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in "late trading" and "market timing" of AllianceBernstein Mutual Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act, and Sections 206 and 215 of the Investment Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with Alliance, including recovery of all fees paid to Alliance pursuant to such contracts.


Since October 2, 2003, numerous additional lawsuits making factual allegations similar to those in the Hindo Complaint were filed in various state and federal courts against Alliance and certain other defendants, and others may be filed. The plaintiffs in such lawsuits have asserted a variety of theories for recovery including, but not limited to, violations of the Securities Act, the Exchange Act, the Advisers Act, the Investment Company Act, the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), certain state securities laws, and common law. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred all federal actions, and removed all state court actions, to the United States District Court for the District of Maryland (the "Mutual Fund MDL"). The plaintiffs in the removed actions have since moved for a remand, and that motion is pending.


On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of Alliance. All four complaints include substantially identical factual allegations, which appear to be based in large part on the Commission Order and the NYAG Order. The claims in the mutual fund derivative consolidated amended complaint are generally based on the theory that all fund advisory agreements, distribution agreements and 12b-1 plans between Alliance and the AllianceBernstein Funds should be invalidated, regardless of whether market timing occurred in each individual fund, because each was approved by fund trustees on the basis of materially misleading information with respect to the level of market timing permitted in funds managed by Alliance. The claims asserted in the other three consolidated amended complaints are similar to those that the respective plaintiffs asserted in their previous federal lawsuits. All of these lawsuits seek an unspecified amount of


14


damages. The Alliance defendants have moved to dismiss the complaints, and those motions are pending.

On February 10, 2004, Alliance received (i) a subpoena duces tecum from the Office of the Attorney General of the State of West Virginia and (ii) a request for information from West Virginia's Office of the State Auditor, Securities Commission (the "West Virginia Securities Commission") (together, the "Information Requests"). Both Information Requests require Alliance to produce documents concerning, among other things, any market timing or late trading in Alliance's sponsored mutual funds. Alliance responded to the Information Requests and has been cooperating fully with the investigation.

On April 11, 2005, a complaint entitled The Attorney General of the State of West Virginia v. AIM Advisors, Inc., et al. ("WVAG Complaint") was filed against Alliance, Alliance Holding, and various other defendants not affiliated with Alliance. The WVAG Complaint was filed in the Circuit Court of Marshall County, West Virginia by the Attorney General of the State of West Virginia. The WVAG Complaint makes factual allegations generally similar to those in the Hindo Complaint. On May 31, 2005, defendants removed the WVAG Complaint to the United States District Court for the Northern District of West Virginia. On July 12, 2005, plaintiff moved to remand. That motion is pending.


On August 30, 2005, the deputy commissioner of securities of the West Virginia Securities Commission signed a "Summary Order to Cease and Desist, and Notice of Right to Hearing" addressed to Alliance and Alliance Holding. The Summary Order claims that Alliance and Alliance Holding violated the West Virginia Uniform Securities Act, and makes factual allegations generally similar to those in the Hindo Complaint. The time for Alliance and Alliance Holding to respond to the Summary Order has been extended. Alliance intends to vigorously defend against the allegations in the WVAG Complaint.


As a result of the matters described above, investors in the AllianceBernstein Mutual Funds may choose to redeem their investments. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds.

On June 22, 2004, a purported class action complaint entitled Aucoin, et al. v. Alliance Capital Management L.P., et al. (the "Aucoin Complaint") was filed against Alliance, Alliance Capital Management Holding L.P., Alliance Capital Management Corporation, AXA Financial, Inc., AllianceBernstein Investment Research and Management, Inc., certain current and former directors of the AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin Compliant names certain of the AllianceBernstein Mutual Funds, including certain Funds, as nominal defendants. The Aucoin Complaint was filed in the United States District Court for the Southern District of New York by an alleged shareholder of an AllianceBernstein mutual fund. The Aucoin Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from AllianceBernstein Fund assets to broker-dealers in exchange for preferential marketing services, (ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violation of Sections 34(b), 36(b) and 48(a) of the 1940 Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their contracts with Alliance, including recovery of all fees paid to Alliance pursuant to such contracts, an accounting of all AllianceBernstein Fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.


Since June 22, 2004, numerous additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against Alliance and certain other defendants. The complaints have been consolidated in the Southern District of New York. On October 19, 2005, the District Court granted in part, and denied in part, defendant's motion to dismiss the Aucoin Complaint and as a result the only claim remaining is plaintiffs' Section 36(b) claim.


It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the Fund's shares or other adverse consequences to the Fund. However, Alliance believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the Fund.

TRANSFER AGENCY AND RETIREMENT PLAN SERVICES

AGIS acts as the transfer agent for the Fund. AGIS, an indirect wholly-owned subsidiary of Alliance, registers the transfer, issuance and redemption of Fund shares and disburses dividends and other distributions to Fund shareholders.

Retirement plans may hold Fund shares in the name of the plan, rather than the participant. Plan recordkeepers, who may have affiliated financial intermediaries who sell shares of the Fund, may be paid for each plan participant fund account in amounts up to $19 per account per annum and/or up to 0.20% per annum of the average daily assets held in the plan. To the extent any of these payments for recordkeeping services, transfer agency services or retirement plan accounts are made by the Fund, they are included in the amount appearing opposite the caption "Other Expenses" found in the Fund expense tables under "Fees and Expenses of the Fund." In addition, financial intermediaries may be affiliates of entities that receive compensation from Alliance or ABIRM for maintaining retirement plan "platforms" that facilitate trading by affiliated and non-affiliated financial intermediaries and recordkeeping for retirement plans.


Because financial intermediaries and plan recordkeepers may be paid varying amounts per class for sub-transfer agency and related recordkeeping services, the service requirements of which may also vary by class, this may create an additional incentive for financial intermediaries and their financial advisors to favor one fund complex over another or one class of shares over another.



15


DIVIDENDS, DISTRIBUTIONS AND TAXES

Income dividends and capital gains distributions, if any, declared by the Fund on its outstanding shares will, at the election of each shareholder, be paid in cash or in additional shares of the same class of shares of the Fund. If paid in additional shares, the shares will have an aggregate net asset value as of the close of business on the declaration date of the dividend or distribution equal to the cash amount of the dividend or distribution. You may make an election to receive dividends and distributions in cash or in shares at the time you purchase shares. Your election can be changed at any time prior to a record date for a dividend. There is no sales or other charge in connection with the reinvestment of dividends or capital gains distributions. Cash dividends may be paid in check, or at your election, electronically via the ACH network.

If you receive an income dividend or capital gains distribution in cash you may, within 120 days following the date of its payment, reinvest the dividend or distribution in additional shares of the Fund without charge by returning to Alliance, with appropriate instructions, the check representing the dividend or distribution. Thereafter, unless you otherwise specify, you will be deemed to have elected to reinvest all subsequent dividends and distributions in shares of the Fund.

For federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund or an Underlying Portfolio owned the investments that generated them, rather than how long you have owned your shares. Distributions of net capital gains from the sale of investments that the Fund or an Underlying Portfolio owned for more than one year and that are properly designated by the Fund as capital gain dividends will be taxable as long-term capital gains (which may be taxed at preferential rates in the hands of non-corporate U.S. shareholders). Distributions of gains from the sale of investments that the Fund or an Underlying Portfolio owned for one year or less will be taxable as ordinary income. For taxable years beginning on or before December 31, 2008, distributions of investment income designated by the Fund as derived from "qualified dividend income"--as further defined in the Fund's SAI--will be taxed in the hands of non-corporate shareholders at the rates applicable to long-term capital gain provided holding period and other requirements are met at both the shareholder and the Fund level.

While it is the intention of the Fund to distribute to its shareholders substantially all of each fiscal year's net income and net realized capital gains, if any, the amount and timing of any dividend or distribution will depend on the realization by the Fund of income and capital gains from investments. There is no fixed dividend rate and there can be no assurance that the Fund will pay any dividends or realize any capital gains. The final determination of the amount of a Fund's return of capital distributions for the period will be made after the end of each calendar year.

An investment by the Fund or an Underlying Portfolio in foreign securities may be subject to foreign income taxes, including taxes withheld at the source. In that case, the Fund's yield (either directly or indirectly as a result of such taxes being imposed on the Underlying Portfolio) on those securities would be decreased. The Fund generally does not expect that shareholders will be able to claim a credit or a deduction with respect to foreign taxes. In addition, the Fund's or an Underlying Portfolio's investment in foreign securities or foreign currencies may increase or decrease the Fund's recognition of ordinary income and may affect the timing or amount of the Fund's distributions.

An Underlying Portfolio's or the Fund's investment in certain debt obligations may cause the Underlying Portfolio or the Fund to recognize taxable income in excess of the cash generated by such obligations. Thus, the Fund or an Underlying Portfolio could be required to sell other investments in order to satisfy their distribution requirements.

If you buy shares just before the Fund deducts a distribution from its NAV, you will pay the full price for the shares and then receive a portion of the price back as a taxable distribution.

The sale or exchange of Fund shares is a taxable transaction for federal income tax purposes.

Each year shortly after December 31, the Fund will send its shareholders tax information stating the amount and type of all its distributions for the year. Consult your tax adviser about the federal, state, and local tax consequences in your particular circumstances.

If you are neither a citizen nor resident of the United States, the Fund will withhold U.S. federal income tax at the rate of 30% on income dividends and other payments that are subject to such withholding. You may be able to arrange for a lower withholding rate under an applicable tax treaty if you supply the appropriate documentation required by the Fund. Under the American Jobs Creation Act of 2004, for taxable years of each Fund beginning after December 31, 2004 and before January 1, 2008, the Fund is not required to withhold with respect to distributions of net short-term capital gains in excess of net long-term capital losses nor with respect to distributions of interest income that would not be subject to U.S. federal income tax if earned directly by a non-resident foreign person.

The Fund is also required to apply backup withholding on distributions and redemption proceeds otherwise payable to any noncorporate shareholder (including a shareholder who is neither a citizen nor a resident of the United States) who does not furnish to the Fund certain information and certifications or, in the case of distributions, who is otherwise subject to backup withholding. Backup withholding is not an additional tax. Rather, the federal income tax liability of persons subject to backup withholding will be offset by the amount of tax withheld. If backup withholding results in an overpayment of United States federal income tax, a refund or credit may be obtained from the Internal Revenue Service, provided that required information is furnished. The backup withholding rate is 28% for amounts paid through 2010 and will be 31% for amounts paid after December 31, 2010.


16


GENERAL INFORMATION

Under unusual circumstances, the Fund may suspend redemptions or postpone payment for up to seven days or longer, as permitted by federal securities law. The Fund reserves the right to close out an account that has remained below $500 for 90 days.

During drastic economic or market developments, you might have difficulty in reaching AGIS by telephone, in which event you should issue written instructions to AGIS. AGIS is not responsible for the authenticity of telephone requests to purchase, sell, or exchange shares. AGIS will employ reasonable procedures to verify that telephone requests are genuine, and could be liable for losses resulting from unauthorized transactions if it failed to do so. Dealers and agents may charge a commission for handling telephone requests. The telephone service may be suspended or terminated at any time without notice.

Shareholder Services. AGIS offers a variety of shareholder services. For more information about these services or your account, call AGIS's toll-free number, 800-221-5672. Some services are described in the Subscription Application.

Householding. Many shareholders of the AllianceBernstein Mutual Funds have family members living in the same home who also own shares of the same Funds. In order to reduce the amount of duplicative mail that is sent to homes with more than one Fund account and to reduce expenses of the Fund, all AllianceBernstein Mutual Funds will, until notified otherwise, send only one copy of each prospectus, shareholder report and proxy statement to each household address. This process, known as "householding", does not apply to account statements, confirmations, or personal tax information. If you do not wish to participate in householding, or wish to discontinue householding at any time, call AGIS at 800-221-5672. We will resume separate mailings for your account within 30 days of your request.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the period of the Fund's operations. Certain information reflects financial results for a single share of a class of the Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming investment of all dividends and distributions). Except as otherwise indicated, this information has been audited by PricewaterhouseCoopers LLP, the independent registered public accounting firm for the Fund, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report, which is available upon request.


17



                                                              Income from Investment Operations
                                                     ----------------------------------------------------
                                                                        Net Realized        Net Increase
                                                      Net Investment   Gain (Loss) on      (Decrease) in
                                 Net Asset Value,         Income         Investment       Net Asset Value
   Fiscal Year or Period       Beginning of Period       (Loss)(a)      Transactions      from Operations
----------------------------------------------------------------------------------------------------------
AllianceBernstein
U.S. Large Cap Portfolio
   Class A
   10/1/04 - 8/31/05 (c)               $11.87             $.01(e)           $1.44               $1.45
   7/1/04 - 9/30/04 (c)                 12.14              .00(d)(e)        (0.27)              (0.27)
   7/1/03 - 6/30/04                     10.68              .01(e)(g)         1.47                1.48
   7/15/02(h) - 6/30/03                 10.00              .02(e)            0.68                0.70
   Class R
   10/1/04 - 8/31/05 (c)               $11.86            $(.02)(e)          $1.44               $1.42
   7/1/04 - 9/30/04 (c)                 12.13             (.01)(e)          (0.26)              (0.27)
   2/2/04(i) - 6/30/04                  12.27             (.01)(e)(g)       (0.13)              (0.14)
   Class K
   3/1/05(i) - 8/31/05 (c)             $12.31            $(.03)(e)          $0.62               $0.59
   Class I
   3/1/05(i) - 8/31/05 (c)             $12.31            $(.01)(e)          $0.62               $0.61


                                 Less: Dividends and Distributions                            Total
                                 ---------------------------------                          Investment
                                    Dividends                            Net Asset            Return
                                     from Net       Distributions          Value,            Based on
                                    Investment        from Net             End of           Net Asset
                                      Income        Realized Gain          Period            Value(b)
----------------------------------------------------------------------------------------------------------
AllianceBernstein
U.S. Large Cap Portfolio
  Class A
  10/1/04 - 8/31/05 (c)                 $0.00           ($0.43)            $12.89               12.35%
  7/1/04 - 9/30/04 (c)                   0.00             0.00              11.87               (2.22)
  7/1/03 - 6/30/04                       0.00            (0.02)             12.14               13.88
  7/15/02(h) - 6/30/03                  (0.02)            0.00              10.68                6.96
  Class R
  10/1/04 - 8/31/05 (c)                 $0.00           ($0.43)            $12.85               12.10%
  7/1/04 - 9/30/04 (c)                   0.00             0.00              11.86               (2.23)
  2/2/04(i) - 6/30/04                    0.00             0.00              12.13               (1.14)
  Class K
  3/1/05(i) - 8/31/05 (c)               $0.00            $0.00             $12.90                4.79%
  Class I
  3/1/05(i) - 8/31/05 (c)               $0.00            $0.00             $12.92                4.96%




(a)   Based on average shares outstanding.

(b) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(c)   Change in fiscal year.

(d)   Amount is less than $0.001.
(e)   Net of fees and expenses waived/reimbursed by the Adviser.

(f)   Annualized.

(g)   Net of fees and expenses waived by the Transfer Agent.

(h)   Commencement of operations.

(i)   Commencement of distribution.

(j) Expense ratios do not include expenses of the Underlying Portfolios in which the Fund invests.


18


                                                             Ratios/Supplemental Data
                            ------------------------------------------------------------------------------------------------
                                                           Ratio to Net Assets of:               Ratio of
                                                     -----------------------------------      Net Investment
                                 Net Assets,         Expenses, Net      Expenses, Before       Income (Loss)
                                End of Period         of Waivers/            Waivers/          to Average        Portfolio
                               (000's omitted)       Reimbursements       Reimbursements       Net Assets      Turnover Rate
----------------------------------------------------------------------------------------------------------------------------
AllianceBernstein
U.S. Large Cap Portfolio
  Class A
  10/1/04 - 8/31/05 (c)             $55,567             1.47%(f)(j)        1.52%(f)(j)          .06%(e)(f)          44%
  7/1/04 - 9/30/04 (c)               52,492             1.47(f)            1.74(f)              .01(e)(f)           11
  7/1/03 - 6/30/04                   54,956             1.53               1.76                 .09(e)(g)           39
  7/15/02(h) - 6/30/03               37,789             1.65(f)            2.62(f)              .20(e)(f)           25
  Class R
  10/1/04 - 8/31/05 (c)                 $11             1.72%(f)(j)        1.77%(f)(j)         (.20)%(e)(f)         44%
  7/1/04 - 9/30/04 (c)                   10             1.66(f)            1.93(f)             (.18)(e)(f)          11
  2/2/04(i) - 6/30/04                    10             1.78(f)            2.15(f)             (.12)(e)(f)(g)       39
  Class K
  3/1/05(i) - 8/31/05 (c)               $10             1.51%(f)(j)        1.56%(f)(j)         (.50)%(e)(f)         44%
  Class I
  3/1/05(i) - 8/31/05 (c)               $10             1.19%(f)(j)        1.24%(f)(j)         (.17)%(e)(f)         44%



Please refer to footnotes on page 18.


19


APPENDIX A

Hypothetical Investment and Expense Information

The following supplemental hypothetical investment information provides additional information in a different format about the effect of the Fund's expenses, including investment advisory fees and other Fund costs, on the Fund's returns over a 10-year period. The chart shows the estimated expenses that would be charged on a hypothetical investment of $10,000 in Class A shares of the Fund assuming a 5% return each year. The chart also assumes that the current annual expense ratio stays the same throughout the 10-year period. The current annual expense ratio for the Fund, which is the same as stated in the Fee Table above and includes the expenses incurred by the Underlying Portfolios, is reflected in the chart and is net of any fee waiver or expense reimbursement. If you wish to obtain hypothetical investment information for other classes of shares of the Fund, please refer to the "Mutual Fund Fees & Expenses Calculators" on www.AllianceBernstein.com. Your actual expenses may be higher or lower.

                                   U.S. Large Cap Portfolio
----------------------------------------------------------------------------------------------------
                                                                   Hypothetical
                                                                    Expenses
                              Hypothetical        Investment        (Current          Hypothetical
           Hypothetical         Earnings            After            Expense            Ending
Year       Investment         Performance          Returns        Ratio = 1.38%)      Investment
----------------------------------------------------------------------------------------------------
1           $10,000.00         $500.00           $10,500.00          $144.90          $10,355.10
2           $10,355.10         $517.76           $10,872.86          $150.05          $10,722.81
3           $10,722.81         $536.14           $11,258.95          $155.37          $11,103.58
4           $11,103.58         $555.18           $11,658.76          $160.89          $11,497.86
5           $11,497.86         $574.89           $12,072.76          $166.60          $11,906.15
6           $11,906.15         $595.31           $12,501.46          $172.52          $12,328.94
7           $12,328.94         $616.45           $12,945.39          $178.65          $12,766.74
8           $12,766.74         $638.34           $13,405.08          $184.99          $13,220.09
9           $13,220.09         $661.00           $13,881.09          $191.56          $13,689.53
10          $13,689.53         $684.48           $14,374.01          $198.36          $14,175.65
Cumulative                   $5,879.54                             $1,703.89



20


For more information about the Fund, the following documents are available upon request:

o   Annual/Semi-Annual Reports to Shareholders

The Fund's annual and semi-annual reports to shareholders contain additional information on the Fund's investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

o   Statement of Additional Information (SAI)


The Fund has an SAI, which contains more detailed information about the Fund, including its operations and investment policies. The Fund's SAI and the auditors' report and financial statements in the Fund's most recent annual report to shareholders are incorporated by reference into (and is legally part of) this Prospectus.

You may request a free copy of the current annual/semi-annual report or SAI, or make inquiries concerning the Fund, by contacting your broker or other financial intermediary, or by contacting Alliance:


By Mail:    c/o Alliance Global Investor Services, Inc.
            P.O. Box 786003
            San Antonio, TX 78278-6003

By Phone:   For Information:  (800) 221-5672
            For Literature:   (800) 227-4618

Or you may view or obtain these documents from the Commission:


o Call the Commission at 1-202-551-5850 for information on the operation of the Public Reference Room.


o Reports and other information about the Fund are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov.

o Copies of the information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, DC 20549-0102.

You also may find these documents and more information about Alliance and the Fund on the Internet at: www.AllianceBernstein.com.


-------------------------------------------------------------------------------
Privacy Notice
Alliance Capital Management L.P., the AllianceBernstein Family of Funds and AllianceBernstein Investment Research and Management, Inc. (collectively, "Alliance" or "we") understand the importance of maintaining the confidentiality of our customers' nonpublic personal information. In order to provide financial products and services to our customers efficiently and accurately, we may collect nonpublic personal information about our customers from the following sources: (1) information we receive from account documentation, including applications or other forms (which may include information such as a customer's name, address, social security number, assets and income) and (2) information about our customers' transactions with us, our affiliates and others (including information such as a customer's account balances and account activity).

It is our policy not to disclose nonpublic personal information about our customers (or former customers) except to our affiliates, or to others as permitted or required by law. From time to time, Alliance may disclose nonpublic personal information that we collect about our customers (or former customers), as described above, to non-affiliated third party providers, including those that perform processing or servicing functions and those that provide marketing services for us or on our behalf pursuant to a joint marketing agreement that requires the third party provider to adhere to Alliance's privacy policy. We have policies and procedures to safeguard nonpublic personal information about our customers (or former customers) which include: (1) restricting access to such nonpublic personal information and (2) maintaining physical, electronic and procedural safeguards that comply with federal standards to safeguard such nonpublic personal information.
-------------------------------------------------------------------------------


SEC File No:           811-21081

RETABBLENDLCPPRO1205

[LOGO]
                                    ALLIANCEBERNSTEIN BLENDED STYLE SERIES, INC.
                                                      - U.S. Large Cap Portfolio
--------------------------------------------------------------------------------

c/o Alliance Global Investor Services, Inc.
P.O. Box 786003, San Antonio, Texas 78278-6003
Toll Free (800) 221-5672
For Literature:  Toll Free (800) 227-4618
--------------------------------------------------------------------------------

                       STATEMENT OF ADDITIONAL INFORMATION
                                December 30, 2005

--------------------------------------------------------------------------------

     This Statement of Additional Information ("SAI") is not a prospectus, but supplements and should be read in conjunction with the current prospectus, dated December 30, 2005, for the U.S. Large Cap Portfolio (the "Fund") of the AllianceBernstein Blended Style Series, Inc. (the "Company") that offers the Class A, Class B, Class C and Advisor Class shares of the Fund and the prospectus dated December 30, 2005, for the Fund that offers Class A, Class R, Class K and Class I shares of the Fund (each a "Prospectus" and together, the "Prospectuses"). Financial statements for the fiscal year ended August 31, 2005 are included in the annual report to shareholders and are incorporated into this SAI by reference. Copies of the Prospectuses and annual report may be obtained by contacting Alliance Global Investor Services, Inc. ("AGIS") at the address or the "For Literature" telephone number shown above.

                                TABLE OF CONTENTS
                                                                            PAGE
DESCRIPTION OF THE FUND AND THE UNDERLYING PORTFOLIOS........................
MANAGEMENT OF THE FUND.......................................................
EXPENSES OF THE FUND.........................................................
PURCHASE OF SHARES...........................................................
REDEMPTION AND REPURCHASE OF SHARES..........................................
SHAREHOLDER SERVICES.........................................................
NET ASSET VALUE..............................................................
DIVIDENDS, DISTRIBUTIONS AND TAXES...........................................
PORTFOLIO TRANSACTIONS.......................................................
GENERAL INFORMATION..........................................................
FINANCIAL STATEMENTS AND REPORT
   OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM..........................
APPENDIX A:  FUTURES CONTRACTS, OPTIONS ON FUTURES
   CONTRACTS AND OPTIONS ON FOREIGN CURRENCIES...............................A-1
APPENDIX B:  STATEMENT OF POLICIES AND PROCEDURES
   FOR VOTING PROXIES........................................................B-1

----------
(R): This mark is used under license from the owner, Alliance Capital Management L.P.

------------------------------------------------------------------------------

              DESCRIPTION OF THE FUND AND THE UNDERLYING PORTFOLIOS

------------------------------------------------------------------------------

     The Company is comprised of eleven portfolios: ten portfolios known as the AllianceBernstein Retirement Strategies, and the Fund. The Retirement Strategies are offered through a separate prospectus and statement of additional information. The Fund is a diversified, open-end investment company. The Fund was incorporated under the laws of the State of Maryland on April 24, 2002.

     The Fund's investment objective is fundamental and may not be changed without shareholder approval. Except as otherwise indicated, the investment policies of the Fund are not "fundamental policies" within the meaning of the Investment Company Act of 1940 (the "1940 Act"), and may, therefore, be changed by the Board of Directors without a shareholder vote. There is no guarantee that the Fund will achieve its investment objective.

     The Fund pursues its objective through investing in the AllianceBernstein U.S. Value Portfolio and the AllianceBernstein U.S. Large Cap Growth Portfolio (each an "Underlying Portfolio" and together, the "Underlying Portfolios"), two of the series of The AllianceBernstein Pooling Portfolios that represent growth and value investment styles. Alliance Capital Management L.P. (the "Adviser" or "Alliance") is the investment adviser for the Fund and for the Underlying Fund. Additional information about the Underlying Portfolio's can be found in the Underlying Portfolio's SAI.

     The term "net assets," as used in this SAI, means net assets plus any borrowings.

Additional Investment Policies and Practices of the Fund
--------------------------------------------------------

     The Fund may engage in the following investment practices directly or indirectly through its investments in the Underlying Portfolios. As used in this SAI, the term "net assets" means net assets plus borrowings.

     Investments in Investment Companies. The Fund invests in shares of other investment companies advised by Alliance that, in turn, invest directly in portfolio securities. Investing in shares of other investment companies advised by Alliance involves substantially the same risks as investing directly in the underlying instruments, but may involve additional expenses similar to those borne directly by the Fund, including advisory fees and other operating expenses.

     The Fund may invest in the securities of other investment companies, including exchange-traded funds, to the extent permitted under the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, interpretations of, or exemptive orders under, the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities.

     Repurchase Agreements. The Fund may enter into repurchase agreements. The Adviser monitors the creditworthiness of the vendors with which the Fund enters into repurchase agreements. For additional information about repurchase agreements, see "Investment Policies and Practices of the Underlying Portfolios
- Repurchase Agreements," below.

     Portfolio Securities Lending. The Fund may lend portfolio securities to the extent permitted under the 1940 Act. The Fund will not lend its portfolio securities to any officer, director, employee or affiliate of the Fund or the Adviser. The Board of Directors will monitor the Fund's lending of portfolio securities. For additional information about portfolio securities lending, see "Investment Policies and Practices of the Underlying Portfolios - Portfolio Securities Lending," below.

     Illiquid Securities. The Fund will limit its investment in illiquid securities to no more than 15% of net assets or such other amount permitted by guidance regarding the 1940 Act.

Underlying Portfolios
---------------------

     The following investment practices, policies and restrictions of the Underlying Portfolios supplement and should be read in conjunction with the information set forth in the Prospectuses.

Investment Policies and Practices of the Underlying Portfolios
--------------------------------------------------------------

     Each of the Underlying Portfolios may:

     o write covered put and call options and purchase put and call options on U.S. and non-U.S. securities, currencies, market and financial indices, and other derivatives and financial instruments;

     o enter into forward commitments, futures contracts, and options on futures contracts with respect to U.S. and non-U.S. securities, currencies, and market and financial indices;

     o enter into forward currency exchange contracts;

     o enter into swap transactions;

     o enter into repurchase agreements and reverse repurchase agreements;

     o enter into standby commitment agreements;

     o invest in convertible securities;

     o invest up to 15% of its net assets in illiquid securities;

     o invest in the securities of supranational agencies and other "semi-governmental" issuers;

     o make short sales of securities or maintain a short position, but only if at all times when a short position is open not more than 33% of the Underlying Portfolio's net assets is held as collateral for such sales;

     o make secured loans of portfolio securities of up to 33 1/3% of its net assets;

     o invest up to 20% of its net assets in rights and warrants; and

     o invest in depositary receipts, Exchange Traded Funds ("ETFs"), and other derivative instruments representing securities of companies or market indices.

Repurchase Agreements
---------------------

     An Underlying Portfolio may invest in repurchase agreements pertaining to the types of securities in which it invests. A repurchase agreement arises when a buyer purchases a security and simultaneously agrees to resell it to the vender at an agreed-upon future date, normally one day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon market rate which is effective for the period of time the buyer's money is invested in the security and which is not related to the coupon rate on the purchased security. Such agreements permit an Underlying Portfolio to keep all of its assets at work while retaining overnight flexibility in pursuit of investments of a longer-term nature. Each Underlying Portfolio requires continual maintenance of collateral held by the Underlying Fund's custodian in an amount equal to, or in excess of, the market value of the securities that are the subject of the agreement. In the event that a vendor defaulted on its repurchase obligation, an Underlying Portfolio might suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. If the vendor became bankrupt, the Underlying Portfolio might be delayed in, or prevented from, selling the collateral.

Reverse Repurchase Agreements
-----------------------------

     Reverse repurchase agreements involve sales by the Underlying Portfolio of portfolio assets concurrently with an agreement by the Underlying Portfolio to repurchase the same assets at a later date at a fixed price. During the reverse repurchase agreement period, the Underlying Portfolio continues to receive principal and interest payments on these securities. Generally, the effect of such a transaction is that the Underlying Portfolio can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while it will be able to keep the interest income associated with those portfolio securities. Such transactions are advantageous only if the interest cost to the Underlying Portfolio of the reverse repurchase transaction is less than the cost of otherwise obtaining the cash.

     Reverse repurchase agreements are considered to be a loan to the Underlying Portfolio by the counterparty, collaterized by the assets subject to repurchase because the incidents of ownership are retained by the Underlying Portfolio. By entering into reverse repurchase agreements, the Underlying Portfolio obtains additional cash to invest on other securities. The Underlying Portfolio may use reverse repurchase agreements for borrowing purposes if it believes that the cost of this form of borrowing will be lower than the cost of bank borrowing. Reverse repurchase agreements create leverage and are speculative transactions because they allow the Underlying Portfolio to achieve a return on a larger capital base relative to its NAV. The use of leverage creates the opportunity for increased income for the Underlying Portfolio's shareholders when the Underlying Portfolio achieves a higher rate of return on the investment of the reverse repurchase agreement proceeds than it pays in interest on the reverse repurchase transactions. However, there is the risk that returns could be reduced if the rates of interest on the investment proceeds do not exceed the interest paid by the Underlying Portfolio on the reverse repurchase transactions. Borrowings through reverse repurchase agreements are not subject to the requirement applicable to bank borrowings under Section 18(f)(1) of the 1940 Act to maintain an asset coverage of at least 300% but are subject to an equivalent requirement to maintain asset coverage by segregating assets in a segregated account equal in value to proceeds received in the reverse repurchase agreement.

     Reverse repurchase agreements involve the risk that the market value of the securities the Underlying Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Underlying Portfolio's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Underlying Portfolio's obligation to repurchase the securities. Under normal circumstances, the Adviser does not expect to engage in reverse repurchase agreements and dollar rolls with respect to greater than 50% of the Underlying Portfolio's net assets.

Illiquid Securities
-------------------

     An Underlying Portfolio will limit its investment in illiquid securities to no more than 15% of its net assets or such other amount permitted by guidance regarding the 1940 Act. For this purpose, illiquid securities are securities restricted as to disposition under federal securities laws and generally include: (i) direct placements or other securities that are subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., when trading in the security is suspended or, in the case of unlisted securities, when market makers do not exist or will not entertain bids or offers), including many individually negotiated currency swaps and any assets used to cover currency swaps and most privately negotiated investments in state enterprises that have not yet conducted an initial equity offering, (ii) over-the-counter options and assets used to cover over-the-counter options, and
(iii) repurchase agreements not terminable within seven days.

     Because of the absence of a trading market for illiquid securities, an Underlying Portfolio may not be able to realize their full value upon sale. Alliance will monitor the liquidity of an Underlying Portfolio's investments in illiquid securities. Rule 144A securities will not be treated as "illiquid" for purposes of this limit on investments if they meet certain liquidity guidelines established by an Underlying Portfolio.

     An Underlying Portfolio that invests in securities for which there is no ready market may not be able to readily sell such securities. Such securities are unlike securities that are traded in the open market and can be expected to be sold immediately if the market is adequate. The sale price of illiquid securities may be lower or higher than Alliance's most recent estimate of their fair value. Generally, less public information is available about the issuers of such securities than about companies whose securities are traded on an exchange. To the extent that these securities are the securities of non-U.S. issuers, there is no law in many of the countries in which an Underlying Portfolio may invest similar to the Securities Act requiring an issuer to register the sale of securities with a governmental agency or imposing legal restrictions on resales of securities, either as to length of time the securities may be held or manner of resale. However, there may be contractual restrictions on resales of non-publicly traded securities of non-U.S. issuers.

     Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act and securities which are otherwise not readily marketable. Securities that have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

     A large institutional market has developed for certain securities that are not registered under the Securities Act, including foreign securities. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

     Rule 144A under the Securities Act allows a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. An insufficient number of qualified institutional buyers interested in purchasing certain restricted securities held by an Underlying Portfolio, however, could affect adversely the marketability of such portfolio securities and the Underlying Portfolio might be unable to dispose of such securities promptly or at reasonable prices.

     The Adviser, acting under the supervision of the Board of Directors, will monitor the liquidity of restricted securities in each Underlying Portfolio's portfolio that are eligible for resale pursuant to Rule 144A. In reaching liquidity decisions, the Adviser will consider, among others, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers making quotations to purchase or sell the security; (3) the number of other potential purchasers of the security; (4) the number of dealers undertaking to make a market in the security; (5) the nature of the security (including its unregistered nature) and the nature of the marketplace for the security (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer); and (6) any applicable Securities and Exchange Commission (the "Commission") interpretation or position with respect to such type of securities.

Convertible Securities
----------------------

     The Underlying Portfolios may invest in convertible securities, which include bonds, debentures, corporate notes and preferred stocks that are convertible at a stated exchange rate into common stock. Prior to conversion, convertible securities have the same general characteristics as non-convertible debt securities, which generally provide a stable stream of income with yields that are generally higher than those of equity securities of the same or similar issuers. The price of a convertible security will normally vary with changes in the price of the underlying equity security, although the higher yield tends to make the convertible security less volatile than the underlying equity security. As with debt securities, the market value of convertible securities tends to decrease as interest rates rise and increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality, they offer investors the potential to benefit from increases in the market price of the underlying common stock. When the market price of the common stock underlying a convertible security increases, the price of the convertible security increasingly reflects the value of the underlying common stock and may rise accordingly. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying common stock. Convertible securities rank senior to common stocks on an issuer's capital structure. They are consequently of higher quality and entail less risk than the issuer's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. Convertible debt securities that are rated Baa or lower by Moody's or BBB or lower by S&P or Fitch and comparable unrated securities as determined by Alliance may share some or all of the risks of non-convertible debt securities with those ratings.

Rights and Warrants
-------------------

     An Underlying Portfolio will invest in rights or warrants only if Alliance deems the underlying equity securities themselves appropriate for inclusion in the Underlying Portfolio. Rights and warrants entitle the holder to buy equity securities at a specific price for a specific period of time. Rights are similar to warrants except that they have a substantially shorter duration. Rights and warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the underlying securities nor do they represent any rights in the assets of the issuing company. The value of a right or warrant does not necessarily change with the value of the underlying security, although the value of a right or warrant may decline because of a decrease in the value of the underlying security, the passage of time or a change in perception as to the potential of the underlying security, or any combination of these factors. If the market price of the underlying security is below the exercise price of the warrant on the expiration date, the warrant will expire worthless. Moreover, a right or warrant ceases to have value if it is not exercised prior to the expiration date.

Portfolio Securities Lending
----------------------------

     The Underlying Portfolios may seek to increase income by lending portfolio securities. As currently required by applicable law, each Underlying Portfolio may lend portfolio securities amounting to not more than 33 1/3% of its net assets. A principal risk in lending portfolio securities, as with other extensions of credit, consists of the possible loss of rights in the collateral should the borrower fail financially. In addition, the Underlying Portfolio may be exposed to the risk that the sale of any collateral realized upon the borrower's default will not yield proceeds sufficient to replace the loaned securities. In determining whether to lend securities to a particular borrower, Alliance (subject to review by the Underlying Fund's Trustees) will consider all relevant facts and circumstances, including the creditworthiness of the borrower. While securities are on loan, the borrower will pay the Underlying Portfolio any income from the securities. The Underlying Portfolio may invest any cash collateral in portfolio securities and earn additional income or receive an agreed-upon amount of income from a borrower who has delivered equivalent collateral. Any such investment of cash collateral will be subject to the Underlying Portfolio's investment risks. Each Underlying Portfolio will have the right to regain record ownership of loaned securities or equivalent securities in order to exercise ownership rights such as voting rights, subscription rights and rights to dividends, interest, or distributions. An Underlying Portfolio may pay reasonable finders', administrative, and custodial fees in connection with a loan.

     Under present regulatory policies, including those of the Board of Governors of the Federal Reserve System and the Commission, loans of portfolio securities may be made only to member firms of the New York Stock Exchange (the "Exchange"), and would be required to be secured continuously by collateral in cash, cash equivalents, or U.S. Treasury Bills maintained on a current basis at an amount at least equal to the market value of the securities loaned. The Underlying Portfolio would have the right to call a loan and obtain the securities loaned at any time on five days notice. During the existence of a loan, the Underlying Portfolio would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and would also receive compensation based on investment of the collateral. The Underlying Portfolio would not, however, have the right to vote any securities having voting rights during the existence of the loan, but would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. However, the loans would be made only to firms deemed by the Adviser to be of good standing, and when, in the judgment of the Adviser, the consideration which can be earned currently from securities loans of this type justifies the attendant risk.

Derivatives
-----------


     The Underlying Portfolios may, but are not required to, use derivatives for risk management purposes or as part of their investment practices. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. These assets, rates, and indices may include bonds, stocks, mortgages, commodities, interest rates, currency exchange rates, bond indices and stock indices. Derivatives may be (i) standardized, exchange-traded contracts or (ii) customized, privately-negotiated contracts. Exchange-traded derivatives tend to be more liquid and subject to less credit risk than those that are privately negotiated. The Underlying Portfolios may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of a portfolio and either to replace more traditional direct investments or to obtain exposure to otherwise inaccessible markets.


     The four principal types of derivatives, which include options, futures, forwards and swaps, as well as the methods in which they may be used by the Underlying Portfolios are described below.


     Options. An option, which may be standardized and exchange-traded, or customized and privately negotiated, is an agreement that, for a premium payment or fee, gives the option holder (the buyer) the right but not the obligation to buy or sell the underlying asset (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the exercise price) during a period of time or on a specified date. A call option entitles the holder to purchase, and a put option entitles the holder to sell, the underlying asset (or settle for cash an amount based on an underlying asset, rate or index). Likewise, when an option is exercised the writer of the option is obligated to sell (in the case of a call option) or to purchase (in the case of a put option) the underlying asset (or settle for cash an amount based on an underlying asset, rate or index). Investments in options are considered speculative. An Underlying Portfolio may lose the premium paid for them if the price of the underlying security or other asset decreased or remained the same (in the case of a call option) or increased or remained the same (in the case of a put option). If a put or call option purchased by the Underlying Portfolio were permitted to expire without being sold or exercised, its premium would represent a loss to the Underlying Portfolio. An Underlying Portfolio will not purchase put and call options if as a result more than 10% of its net assets would be invested in such options.


     Futures. A futures contract is an agreement that obligates the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on an underlying asset, rate or index) at a specific price on the contract maturity date. Futures contracts are standardized, exchange-traded instruments and are fungible (i.e., considered to be perfect substitutes for each other). This fungibility allows futures contracts to be readily offset or cancelled through the acquisition of equal but opposite positions, which is the primary method in which futures contracts are liquidated. A cash-settled futures contract does not require physical delivery of the underlying asset but instead is settled for cash equal to the difference between the values of the contract on the date it is entered into and its maturity date.


     Forward Contracts. A forward contract is a customized, privately negotiated agreement for one party to buy, and the other party to sell, a specific quantity of an underlying commodity or other tangible asset for an agreed-upon price at a future date. In most circumstances, the commodity or other tangible asset underlying a forward contract will be physically delivered to an agreed upon location at a future date, rather than settled by cash.


     Swaps. A swap is a customized, privately negotiated agreement that obligates two parties to exchange a series of cash flows at specified intervals (payment dates) based upon or calculated by reference to changes in specified prices or rates (interest rates in the case of interest rate swaps, currency exchange rates in the case of currency swaps) for a specified amount of an underlying asset (the "notional" principal amount). The payment flows are netted against each other, with the difference being paid by one party to the other. Except for currency swaps, the notional principal amount is used solely to calculate the payment streams but is not exchanged. With respect to currency swaps, actual principal amounts of currencies may be exchanged by the counterparties at the initiation, and again upon the termination, of the transaction. Swap transactions also include credit default swaps in which one party pays a periodic fee, typically expressed in basis points on a notational amount, in return for a contingent payment by the counterparty following a credit event in a specific debt obligation or obligations. A credit event is typically a default and the contingent payment may be a cash settlement or by physical delivery of the reference obligation in return for payment of its face amount.


     Risks of Derivatives. Investment techniques employing such derivatives involve risks different from, and, in certain cases, greater than, the risks presented by more traditional investments. Following is a general discussion of important risk factors and issues concerning the use of derivatives that investors should understand in considering the proposed amendment of the Underlying Portfolios' investment policies.


          --Market Risk. This is the general risk attendant to all investments that the value of a particular investment will change in a way detrimental to the Underlying Portfolios' interest.


          --Management Risk. Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. In particular, the use and complexity of derivatives require the maintenance of adequate controls to monitor the transactions entered into, the ability to assess the risk that a derivative adds to the Underlying Portfolios' investment portfolio, and the ability to forecast price, interest rate or currency exchange rate movements correctly.


          --Credit Risk. This is the risk that a loss may be sustained by the Underlying Portfolios as a result of the failure of another party to a derivative (usually referred to as a "counterparty") to comply with the terms of the derivative contract. The credit risk for exchange-traded derivatives is generally less than for privately negotiated derivatives, since the clearinghouse, which is the issuer or counterparty to each exchange-traded derivative, provides a guarantee of performance. This guarantee is supported by a daily payment system (i.e., margin requirements) operated by the clearinghouse in order to reduce overall credit risk. For privately negotiated derivatives, there is no similar clearing agency guarantee. Therefore, the Underlying Portfolios consider the creditworthiness of each counterparty to a privately negotiated derivative in evaluating potential credit risk.


          --Liquidity Risk. Liquidity risk exists when a particular instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous price.


          --Leverage Risk. Since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, rate or index can result in a loss substantially greater than the amount invested in the derivative itself. In the case of swaps, the risk of loss generally is related to a notional principal amount, even if the parties have not made any initial investment. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.


          --Other Risks. Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indices. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to an Underlying Portfolio. Derivatives do not always perfectly or even highly correlate or track the value of the assets, rates or indices they are designed to closely track. Consequently, the Underlying Portfolio's use of derivatives may not always be an effective means of, and sometimes could be counterproductive to, furthering the Underlying Portfolio's investment objective.


Use of Options, Futures, Forwards and Swaps by the Underlying Portfolios.
------------------------------------------------------------------------


     Options on Securities. Each of the Underlying Portfolios also may invest, without limit, in derivatives such as options, futures, forwards and swap agreements relating to fixed-income securities for hedging or other purposes. In purchasing an option on securities, an Underlying Portfolio would be in a position to realize a gain if, during the option period, the price of the underlying securities increased (in the case of a call) or decreased (in the case of a put) by an amount in excess of the premium paid; otherwise the Underlying Portfolio would experience a loss not greater than the premium paid for the option. Thus, an Underlying Portfolio would realize a loss if the price of the underlying security declined or remained the same (in the case of a call) or increased or remained the same (in the case of a put) or otherwise did not increase (in the case of a put) or decrease (in the case of a call) by more than the amount of the premium. If a put or call option purchased by an Underlying Portfolio were permitted to expire without being sold or exercised, its premium would represent a loss to the Underlying Portfolio.


     Each of the Underlying Portfolios may write a put or call option in return for a premium, which is retained by that Underlying Portfolio whether or not the option is exercised. Except with respect to uncovered call options written for cross-hedging purposes, the Underlying Portfolios will not write uncovered call or put options on securities. A call option written by an Underlying Portfolio is "covered" if the Underlying Portfolio owns the underlying security, has an absolute and immediate right to acquire that security upon conversion or exchange of another security it holds, or holds a call option on the underlying security with an exercise price equal to or less than of the call option it has written. A put option written by an Underlying Portfolio is covered if the Underlying Portfolio holds a put option on the underlying securities with an exercise price equal to or greater than of the put option it has written.


     Each of the Underlying Portfolios may also write combinations of put and call options on the same security, known as "straddles," with the same exercise and expiration date. By writing a straddle, an Underlying Portfolio undertakes a simultaneous obligation to sell and purchase the same security in the event that one of the options is exercised. If the price of the security subsequently rises above the exercise price, the call will likely be exercised and the Underlying Portfolio will be required to sell the underlying security at or below market price. This loss may be offset, however, in whole or part, by the premiums received on the writing of the two options. Conversely, if the price of the security declines by a sufficient amount, the put will likely be exercised. The writing of straddles will likely be effective, therefore, only where the price of the security remains stable and neither the call nor the put is exercised. In those instances where one of the options is exercised, the loss on the purchase or sale of the underlying security may exceed the amount of the premiums received.


     By writing a call option, an Underlying Portfolio limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, the Underlying Portfolio assumes the risk that it may be required to purchase the underlying security for an exercise price above its then current market value, resulting in a capital loss unless the security subsequently appreciates in value. Where options are written for hedging purposes, such transactions constitute only a partial hedge against declines in the value of portfolio securities or against increases in the value of securities to be acquired, up to the amount of the premium. Each of the Underlying Portfolios may purchase put options to hedge against a decline in the value of portfolio securities. If such decline occurs, the put options will permit the Underlying Portfolio to sell the securities at the exercise price or to close out the options at a profit. By using put options in this way, the Underlying Portfolio will reduce any profit it might otherwise have realized on the underlying security by the amount of the premium paid for the put option and by transaction costs.


     Each of the Underlying Portfolios may purchase call options to hedge against an increase in the price of securities that the Underlying Portfolio anticipates purchasing in the future. If such increase occurs, the call option will permit the Underlying Portfolio to purchase the securities at the exercise price, or to close out the options at a profit. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Underlying Portfolio upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Underlying Portfolio and the Underlying Portfolio will suffer a loss on the transaction to the extent of the premium paid.


     Each of the Underlying Portfolios may purchase or write options on securities of the types in which it is permitted to invest in privately negotiated (i.e., over-the-counter) transactions. The Underlying Portfolios will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by Alliance, and Alliance has adopted procedures for monitoring the creditworthiness of such entities.


     Options on Securities Indices. An option on a securities index is similar to an option on a security except that, rather than taking or making delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.


     Each of Underlying Portfolios may write (sell) covered call and put options and purchase call and put options on securities indexes. A call option on a securities index is considered covered if, so long as the Underlying Portfolios is obligated as the writer of the call option, the Underlying Portfolios holds securities the price changes of which are expected by Alliance to replicate substantially the movement of the index or indexes upon which the options written by the Underlying Portfolios are based. A put option on a securities index written by the Underlying Portfolios will be considered covered if, so long as it is obligated as the writer of the put option, the Underlying Portfolios maintains with its custodian in a segregated account liquid assets having a value equal to or greater than the exercise price of the option.


     Each of the Underlying Portfolios may also purchase put options on securities indexes to hedge its investments against a decline in the value of portfolio securities. By purchasing a put option on a securities index, the Underlying Portfolios will seek to offset a decline in the value of securities it owns through appreciation of the put option. If the value of an Underlying Portfolio's investments does not decline as anticipated, or if the value of the option does not increase, the Underlying Portfolio's loss will be limited to the premium paid for the option. The success of this strategy will largely depend on the accuracy of the correlation between the changes in value of the index and the changes in value of the Underlying Portfolio's security holdings.


     The purchase of call options on securities indexes may be used by the Underlying Portfolios to attempt to reduce the risk of missing a broad market advance, or an advance in an industry or market segment, at a time when the Underlying Portfolios holds uninvested cash or short-term debt securities awaiting investment. When purchasing call options for this purpose, the Underlying Portfolios will also bear the risk of losing all or a portion of the premium paid if the value of the index does not rise. The purchase of call options on stock indexes when the Underlying Portfolios is substantially fully invested is a form of leverage, up to the amount of the premium and related transaction costs, and involves risks of loss and of increased volatility similar to those involved in purchasing call options on securities the Underlying Portfolios owns.


     Options on Foreign Currencies. Each of the Underlying Portfolios may purchase and write options on foreign currencies for hedging purposes. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Underlying Portfolios may purchase put options on the foreign currency. If the value of the currency does decline, the Underlying Portfolios will have the right to sell such currency for a fixed amount in dollars and could thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.


     Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Underlying Portfolios may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Underlying Portfolios from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, a Underlying Portfolios could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates.


     Each of the Underlying Portfolios may write options on foreign currencies for hedging purposes or to increase return. For example, where the Underlying Portfolios anticipates a decline in the dollar value of foreign-denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities could be offset by the amount of the premium received.


     Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, the Underlying Portfolios could write a put option on the relevant currency, which, if rates move in the manner projected, will expire unexercised and allow the Underlying Portfolios to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Underlying Portfolios will be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Underlying Portfolios also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.


     Futures Contracts. Futures contracts that the Underlying Portfolios may buy and sell may include futures contracts on fixed-income or other securities, and contracts based on interest rates, foreign currencies or financial indices, including any index of U.S. Government securities.


     Interest rate futures contracts are purchased or sold for hedging purposes to attempt to protect against the effects of interest rate changes on an Underlying Portfolio's current or intended investments in fixed-income securities. For example, if an Underlying Portfolio owned long-term bonds and interest rates were expected to increase, that Underlying Portfolio might sell interest rate futures contracts. Such a sale would have much the same effect as selling some of the long-term bonds in that Underlying Portfolio's portfolio. However, since the futures market is more liquid than the cash market, the use of interest rate futures contracts as a hedging technique allows a Underlying Portfolio to hedge its interest rate risk without having to sell its portfolio securities. If interest rates were to increase, the value of the debt securities in the portfolio would decline, but the value of that Underlying Portfolio's interest rate futures contracts would be expected to increase at approximately the same rate, thereby keeping the net asset value of that Underlying Portfolio from declining as much as it otherwise would have. On the other hand, if interest rates were expected to decline, interest rate futures contracts could be purchased to hedge in anticipation of subsequent purchases of long-term bonds at higher prices. Because the fluctuations in the value of the interest rate futures contracts should be similar to those of long-term bonds, an Underlying Portfolio could protect itself against the effects of the anticipated rise in the value of long-term bonds without actually buying them until the necessary cash becomes available or the market has stabilized. At that time, the interest rate futures contracts could be liquidated and that Underlying Portfolio's cash reserves could then be used to buy long-term bonds on the cash market.


     Each of the Underlying Portfolios may purchase and sell foreign currency futures contracts for hedging purposes in order to protect against fluctuations in currency exchange rates. Such fluctuations could reduce the dollar value of portfolio securities denominated in foreign currencies, or increase the cost of foreign-denominated securities to be acquired, even if the value of such securities in the currencies in which they are denominated remains constant. Each Underlying Portfolio may sell futures contracts on a foreign currency, for example, when it holds securities denominated in such currency and it anticipates a decline in the value of such currency relative to the dollar. If such a decline were to occur, the resulting adverse effect on the value of foreign-denominated securities may be offset, in whole or in part, by gains on the futures contracts. However, if the value of the foreign currency increases relative to the dollar, the Underlying Portfolio's loss on the foreign currency futures contract may or may not be offset by an increase in the value of the securities because a decline in the price of the security stated in terms of the foreign currency may be greater than the increase in value as a result of the change in exchange rates.


     Conversely, an Underlying Portfolio could protect against a rise in the dollar cost of foreign-denominated securities to be acquired by purchasing futures contracts on the relevant currency, which could offset, in whole or in part, the increased cost of such securities resulting from a rise in the dollar value of the underlying currencies. When an Underlying Portfolio purchases futures contracts under such circumstances, however, and the price in dollars of securities to be acquired instead declines as a result of appreciation of the dollar, the Underlying Portfolio will sustain losses on its futures position which could reduce or eliminate the benefits of the reduced cost of portfolio securities to be acquired.


     Each of the Underlying Portfolios may also engage in currency "cross hedging" when, in the opinion Alliance, the historical relationship among foreign currencies suggests that a Underlying Portfolio may achieve protection against fluctuations in currency exchange rates similar to that described above at a reduced cost through the use of a futures contract relating to a currency other than the U.S. dollar or the currency in which the foreign security is denominated. Such "cross hedging" is subject to the same risks as those described above with respect to an unanticipated increase or decline in the value of the subject currency relative to the dollar.


     Purchases or sales of stock or bond index futures contracts are used for hedging purposes to attempt to protect an Underlying Portfolio's current or intended investments from broad fluctuations in stock or bond prices. For example, an Underlying Portfolio may sell stock or bond index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Underlying Portfolio's portfolio securities that might otherwise result. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or part, by gains on the futures position. When an Underlying Portfolio is not fully invested in the securities market and anticipates a significant market advance, it may purchase stock or bond index futures contracts in order to gain rapid market exposure that may, in whole or in part, offset increases in the cost of securities that the Underlying Portfolio intends to purchase. As such purchases are made, the corresponding positions in stock or bond index futures contracts will be closed out.


     Options on Futures Contracts. Options on futures contracts are options that call for the delivery of futures contracts upon exercise. Options on futures contracts written or purchased by the Underlying Portfolios will be traded on U.S. exchanges and, will be used only for hedging purposes.


     The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the securities in the Underlying Portfolio's portfolio. If the futures price at expiration of the option is below the exercise price, an Underlying Portfolio will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the Underlying Portfolio's portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the securities or other instruments required to be delivered under the terms of the futures contract. If the futures price at expiration of the put option is higher than the exercise price, an Underlying Portfolio will retain the full amount of the option premium, which provides a partial hedge against any increase in the price of securities which the Underlying Portfolio intends to purchase. If a put or call option an Underlying Portfolio has written is exercised, the Underlying Portfolio will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its options on futures positions, a Underlying Portfolio's losses from exercised options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.


     Each of the Underlying Portfolios may purchase options on futures contracts for hedging purposes instead of purchasing or selling the underlying futures contracts. For example, where a decrease in the value of portfolio securities is anticipated as a result of a projected market-wide decline or changes in interest or exchange rates, a Underlying Portfolios could, in lieu of selling futures contracts, purchase put options thereon. In the event that such decrease were to occur, it may be offset, in whole or part, by a profit on the option. If the anticipated market decline were not to occur, the Underlying Portfolios will suffer a loss equal to the price of the put. Where it is projected that the value of securities to be acquired by a Underlying Portfolios will increase prior to acquisition due to a market advance or changes in interest or exchange rates, a Underlying Portfolios could purchase call options on futures contracts, rather than purchasing the underlying futures contracts. If the market advances, the increased cost of securities to be purchased may be offset by a profit on the call. However, if the market declines, the Underlying Portfolios will suffer a loss equal to the price of the call, but the securities which the Underlying Portfolios intends to purchase may be less expensive.


     Eurodollar Instruments. Eurodollar instruments are essentially U.S. Dollar-denominated futures contracts or options thereon that are linked to the London Interbank Offered Rate and are subject to the same limitations and risks as other futures contracts and options.


     Each of the Underlying Portfolios has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act and therefore is not subject to registration or regulation as a pool operator under that Act.


     Forward Commitments and When-Issued and Delayed Delivery Securities. Forward commitments for the purchase or sale of securities may include purchases on a "when-issued" basis or purchases or sales on a "delayed delivery" basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring (i.e., a "when, as and if issued" trade). When forward commitment transactions are negotiated, the price is fixed at the time the commitment is made, the Underlying Portfolio does not pay for the securities until they are received, and the Underlying Portfolio is required to create a segregated account with its custodian and to maintain in that account liquid assets in an amount equal to or greater than, on a daily basis, the amount of the Underlying Portfolio's forward commitments and "when-issued" or "delayed delivery" commitments.


     Forward commitments include "To be announced" ("TBA") mortgage-backed securities, which are contracts for the purchase or sale of mortgage-backed securities to be delivered at a future agreed-upon date, whereby the specific mortgage pool numbers or the number of pools that will be delivered to fulfill the trade obligation or terms of the contract are unknown at the time of the trade. Subsequent to the time of the trade, a mortgage pool or pools guaranteed by GNMA, Federal National Mortgage Association ("FNMA") or Federal Home Loan Mortgage Corporation ("FHLMC") (including fixed rate or variable rate mortgages) are allocated to the TBA mortgage-backed securities transactions.


     The use of forward commitments enables the Underlying Portfolios to protect against anticipated changes in exchange rates, interest rates and/or prices. For instance, an Underlying Portfolio may enter into a forward contract when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of the security ("transaction hedge"). In addition, when an Underlying Portfolio believes that a foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of that Underlying Portfolio's securities denominated in such foreign currency, or when the Underlying Portfolio believes that the U.S. dollar may suffer a substantial decline against a foreign currency, it may enter into a forward purchase contract to buy that foreign currency for a fixed dollar amount ("position hedge"). If Alliance were to forecast incorrectly the direction of exchange rate movements, the Underlying Portfolio might be required to complete such when-issued or forward transactions at prices inferior to the then current market values. When-issued securities and forward commitments may be sold prior to the settlement date, but the Underlying Portfolio enters into when-issued and forward commitments only with the intention of actually receiving securities or delivering them, as the case may be. If the Underlying Portfolio chooses to dispose of the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it may incur a gain or loss. Any significant commitment of Underlying Portfolio assets to the purchase of securities on a "when, as and if issued" basis may increase the volatility of the Underlying Portfolio's net asset value.


     At the time an Underlying Portfolio intends to enter into a forward commitment, it will record the transaction and thereafter reflect the value of the security purchased or, if a sale, the proceeds to be received, in determining its net asset value. Any unrealized appreciation or depreciation reflected in such valuation of a "when, as and if issued" security would be canceled in the event that the required conditions did not occur and the trade was canceled.


     Each of the Underlying Portfolios will enter into forward commitments and make commitments to purchase securities on a "when-issued" or "delayed delivery" basis only with the intention of actually acquiring the securities. However, the Underlying Portfolios may sell these securities before the settlement date if, in the opinion of Alliance, it is deemed advisable as a matter of investment strategy.


     Although the Underlying Portfolios do not intend to enter into forward commitments for speculative purposes and the Underlying Portfolios intend to adhere to the provisions of SEC policies, purchases of securities on such bases may involve more risk than other types of purchases. For example, by committing to purchase securities in the future, an Underlying Portfolio subjects itself to a risk of loss on such commitments as well as on its portfolio securities. Also, the Underlying Portfolio may have to sell assets which have been set aside in order to meet redemptions. In addition, if the Underlying Portfolio determines it is advisable as a matter of investment strategy to sell the forward commitment or "when-issued" or "delayed delivery" securities before delivery, that Underlying Portfolio may incur a gain or loss because of market fluctuations since the time the commitment to purchase such securities was made. Any such gain or loss would be treated as a capital gain or loss for tax purposes. When the time comes to pay for the securities to be purchased under a forward commitment or on a "when-issued" or "delayed delivery" basis, the Underlying Portfolio will meet its obligations from the then available cash flow or the sale of securities, or, although it would not normally expect to do so, from the sale of the forward commitment or "when-issued" or "delayed delivery" securities themselves (which may have a value greater or less than the Underlying Portfolio's payment obligation). In addition, no interest or dividends accrue to the purchaser prior to the settlement date for securities purchased or sold under a forward commitment.


     Forward Currency Exchange Contracts. A forward currency exchange contract is an obligation by one party to buy, and the other party to sell, a specific amount of a currency for an agreed upon price at a future date. Forward currency exchange contracts are customized, privately negotiated agreements designed to satisfy the objectives of each party. A forward currency exchange contract usually results in the delivery of the underlying asset upon maturity of the contract in return for the agreed upon payment.


     Each of the Underlying Portfolios may enter into forward currency exchange contracts to attempt to minimize the risk to that Underlying Portfolio from adverse changes in the relationship between the U.S. dollar and foreign currencies. Each of the Underlying Portfolios intends to enter into forward currency exchange contracts for hedging purposes similar to those described above in connection with its transactions in foreign currency futures contracts. In particular, a forward currency exchange contract to sell a currency may be entered into in lieu of the sale of a foreign currency futures contract where an Underlying Portfolio seeks to protect against an anticipated increase in the exchange rate for a specific currency which could reduce the dollar value of portfolio securities denominated in such currency. Conversely, an Underlying Portfolio may enter into a forward currency exchange contract to purchase a given currency to protect against a projected increase in the dollar value of securities denominated in such currency which the Underlying Portfolio intends to acquire. Each of the Underlying Portfolios also may enter into a forward currency exchange contract in order to assure itself of a predetermined exchange rate in connection with a security denominated in a foreign currency. Each of the Underlying Portfolios may engage in currency "cross hedging" when, in the opinion of Alliance, the historical relationship among foreign currencies suggests that the Underlying Portfolios may achieve the same protection for a foreign security at a reduced cost through the use of a forward currency exchange contract relating to a currency other than the U.S. dollar or the foreign currency in which the security is denominated.


     If a hedging transaction in forward currency exchange contracts is successful, the decline in the value of portfolio securities or the increase in the cost of securities to be acquired may be offset, at least in part, by profits on the forward currency exchange contract. Nevertheless, by entering into such forward currency exchange contracts, the Underlying Portfolio may be required to forego all or a portion of the benefits which otherwise could have been obtained from favorable movements in exchange rates.


     Each of the Underlying Portfolios has established procedures consistent with SEC policies concerning purchases of foreign currency through forward currency exchange contracts. Accordingly, the Underlying Portfolios will segregate and mark to market liquid assets in an amount at least equal to an Underlying Portfolio's obligations under any forward currency exchange contracts.


     Credit Default Swap Agreements. The "buyer" in a credit default swap contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. Generally, a credit event means bankruptcy, failure to pay, obligation acceleration or modified restructuring. The Underlying Portfolios may be either the buyer or seller in the transaction. As a seller, an Underlying Portfolio receives a fixed rate of income throughout the term of the contract, which typically is between one month and five years, provided that no credit event occurs. If a credit event occurs, the Underlying Portfolio typically must pay the contingent payment to the buyer, which is typically the "par value" (full notional value) of the reference obligation. The contingent payment may be a cash settlement or by physical delivery of the reference obligation in return for payment of the face amount of the obligation. If the Underlying Portfolio is a buyer and no credit event occurs, the Underlying Portfolio it will lose its periodic stream of payments over the term of the contract. However, if a credit event occurs, the buyer typically receives full notional value for a reference obligation that may have little or no value.


     Credit default swaps may involve greater risks than if the Underlying Portfolio had invested in the reference obligation directly. Credit default swaps are subject to general market risk, liquidity risk and credit risk. As noted above, if the Underlying Portfolio is a buyer and no credit event occurs, it will lose its periodic stream of payments over the term of the contract. In addition, the value of the reference obligation received by the Underlying Portfolio as a seller if a credit event occurs, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Underlying Portfolio.


     Interest Rate Transactions. Each of the Underlying Portfolios may enter into interest rate swap, cap or floor transactions for hedging purposes, which may include preserving a return or spread on a particular investment or portion of its portfolio or protecting against an increase in the price of securities an Underlying Portfolio anticipates purchasing at a later date. Alliance does not intend to use these transactions in a speculative manner. Each of the Underlying Portfolios also may invest in interest rate transaction futures.


     Interest rate swaps involve the exchange by the Underlying Portfolios with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or "notional") amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Underlying Portfolio receiving or paying, as the case may be, only the net amount of the two payments). Interest rate caps and floors are similar to options in that the purchase of an interest rate cap or floor entitles the purchaser, to the extent that a specified index exceeds (in the case of a cap) or falls below (in the case of a floor) a predetermined interest rate, to receive payments of interest on a notional amount from the party selling the interest rate cap or floor. Each of the Underlying Portfolios may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or liabilities.


     The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become well established and relatively liquid. Caps and floors are less liquid than swaps. These transactions do not involve the delivery of securities or other underlying assets or principal. Accordingly, unless there is a counterparty default, the risk of loss to an Underlying Portfolio from interest rate transactions is limited to the net amount of interest payments that the Underlying Portfolio is contractually obligated to make. Each of the Underlying Portfolios will enter into interest rate swap, cap or floor transactions only with counterparties who have credit ratings of at least A- (or the equivalent) from any one NRSRO or counterparties with guarantors with debt securities having such a rating.


Standby Commitment Agreements
-----------------------------

     An Underlying Portfolios may from time to time enter into standby commitment agreements. Such agreements commit the Underlying Portfolio, for a stated period of time, to purchase a stated amount of a security which may be issued and sold to the Underlying Portfolio at the option of the issuer. The price and coupon of the security are fixed at the time of the commitment. At the time of entering into the agreement the Underlying Portfolio is paid a commitment fee, regardless of whether or not the security ultimately is issued, which is typically approximately 0.5% of the aggregate purchase price of the security which the Underlying Portfolio has committed to purchase. An Underlying Portfolio will enter into such agreements only for the purpose of investing in the security underlying the commitment at a yield and price which are considered advantageous to the Underlying Portfolio and which are unavailable on a firm commitment basis. An Underlying Portfolio will not enter into a standby commitment with a remaining term in excess of 45 days and will limit its investment in such commitments so that the aggregate purchase price of the securities subject to the commitments will not exceed 50% of its assets taken at the time of acquisition of such commitment. The Underlying Portfolio will at all times maintain a segregated account with its custodian of liquid assets in an aggregate amount equal to the purchase price of the securities underlying the commitment.

     There can be no assurance that the securities subject to a standby commitment will be issued and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security underlying the commitment is at the option of the issuer, the Underlying Portfolio will bear the risk of capital loss in the event the value of the security declines and may not benefit from an appreciation in the value of the security during the commitment period if the issuer decides not to issue and sell the security to the Underlying Portfolio.

     The purchase of a security subject to a standby commitment agreement and the related commitment fee will be recorded on the date on which the security can reasonably be expected to be issued and the value of the security will thereafter be reflected in the calculation of the Underlying Portfolio's NAV. The cost basis of the security will be adjusted by the amount of the commitment fee. In the event the security is not issued, the commitment fee will be recorded as income on the expiration date of the standby commitment.

Obligations of Supranational Agencies
-------------------------------------

     The Underlying Portfolios may invest in the obligations of supranational agencies. Supranational agencies rely on participating countries (which may include the United States) for funds. Some supranationals, such as the International Bank for Reconstruction and Development (the "World Bank"), have the right to borrow from participating countries, including the United States. Other supranationals must request funds from participating countries; however, such requests may not always be honored. Moreover, the securities of supranational agencies, depending on where and how they are issued, may be subject to some of the risks associated with investments in foreign securities (see discussion on pages 23 and 24).

Depositary Receipts
-------------------

     Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the stock of unsponsored depositary receipts are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the depositary receipts. ADRs are depositary receipts typically issued by an U.S. bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. GDRs and other types of depositary receipts are typically issued by foreign banks or trust companies and evidence ownership of underlying securities issued by either a foreign or an U.S. company. Generally, depositary receipts in registered form are designed for use in the U.S. securities markets, and depositary receipts in bearer form are designed for use in foreign securities markets. For purposes of determining the country of issuance, investments in depositary receipts of either type are deemed to be investments in the underlying securities.

Short Sales
-----------

     An Underlying Portfolio may make short sales of securities or maintain a short position, provided that at all times when a short position is open not more than 33% of the Underlying Portfolio's net assets (taken at market value) is held as collateral for such sales. Pursuant to the Taxpayer Relief Act of 1997, if the Underlying Portfolio has an unrealized gain with respect to a security and enters into a short sale with respect to such security, the Underlying Portfolio generally will be deemed to have sold the appreciated security and thus will recognize a gain for tax purposes. If the price of the security sold short increases between the time of the short sale and the time the Underlying Portfolio replaces the borrowed security, the Underlying Portfolio will incur a loss; conversely, if the price declines, the Underlying Portfolio will realize a capital gain. Certain special federal income tax considerations may apply to short sales which are entered into by the Underlying Portfolio.

Future Developments
-------------------

     The foregoing discussion relates to each Underlying Portfolio's proposed use of futures contracts, forward currency exchange contracts, options, and options on futures contracts currently available. As noted above, the relevant markets and related regulations are evolving. In the event of future regulatory or market developments, each Underlying Portfolio may also use additional types of futures contracts or options and other investment techniques for the purposes set forth above.

Additional Risk Considerations of the Underlying Portfolios
-----------------------------------------------------------

Portfolio Reallocation Risk
---------------------------

     From time to time, the Underlying Portfolios may experience relatively large investments or redemptions due to reallocations or rebalancings by the Underlying Portfolios' feeder funds, as recommended by Alliance. These transactions will affect the Underlying Portfolios since Underlying Portfolios that experience redemptions as a result of reallocations or rebalancings may have to sell portfolio securities and since Underlying Portfolios that receive additional cash will have to invest such cash. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on Underlying Portfolio performance to the extent that the Underlying Portfolios may be required to sell securities or invest cash at times when they would not otherwise do so. These transactions could also accelerate the realization of taxable income if sales of securities resulted in gains and could also increase transaction costs. Alliance will at all times monitor the impact of reallocations or rebalancings on the Underlying Portfolios, but Alliance may nevertheless face conflicts in fulfilling its dual responsibilities to the Underlying Portfolios and the funds that invest in them.

Currency Considerations
-----------------------

     The Underlying Portfolios may invest some portion of their assets in securities denominated in, and receive revenues in, foreign currencies and therefore will be adversely affected by reductions in the value of those currencies relative to the U.S. Dollar. These changes will affect an Underlying Portfolio's net assets, distributions and income. If the value of the foreign currencies in which an Underlying Portfolio receives income falls relative to the U.S. Dollar between receipt of the income and the making of Underlying Portfolio distributions, an Underlying Portfolio may be required to liquidate securities in order to make distributions if the Underlying Portfolio has insufficient cash in U.S. Dollars to meet the distribution requirements that the Underlying Portfolio must satisfy to qualify as a regulated investment company for federal income tax purposes. Similarly, if an exchange rate declines between the time an Underlying Portfolio incurs expenses in U.S. Dollars and the time cash expenses are paid, the amount of the currency required to be converted into U.S. Dollars in order to pay expenses in U.S. Dollars could be greater than the equivalent amount of such expenses in the currency at the time they were incurred. In light of these risks, an Underlying Portfolio may engage in certain currency hedging transactions, as described above, which involve certain special risks.

Securities of Foreign (Non-U.S.) Issuers
----------------------------------------

     The securities markets of many foreign countries are relatively small, with the majority of market capitalization and trading volume concentrated in a limited number of companies representing a small number of industries. Consequently, an Underlying Portfolio whose investments includes securities of non-U.S. issuers may experience greater price volatility and significantly lower liquidity than a portfolio invested solely in equity securities of U.S. companies. These markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United States. Securities settlements may in some instances be subject to delays and related administrative uncertainties.

     Certain foreign countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer's outstanding securities or a specific class of securities that may have less advantageous terms (including price) than securities of the company available for purchase by nationals. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the costs and expenses of an Underlying Portfolio. In addition, the repatriation of investment income, capital, or the proceeds of sales of securities from certain countries is controlled under regulations, including in some cases the need for certain advance government notification or authority. If a deterioration occurs in a country's balance of payments, the country could impose temporary or indefinite restrictions on foreign capital remittances.

     An Underlying Portfolio also could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application of other restrictions on investment. Investing in local markets may require an Underlying Portfolio to adopt special procedures that may involve additional costs to an Underlying Portfolio. These factors may affect the liquidity of an Underlying Portfolio's investments in any country and Alliance will monitor the effect of any such factor or factors on an Underlying Portfolio's investments. Furthermore, transaction costs including brokerage commissions for transactions both on and off the securities exchanges in many foreign countries are generally higher than in the United States.

     Issuers of securities in foreign jurisdictions are generally not subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules, restrictions on market manipulation, shareholder proxy requirements, and timely disclosure of information. The reporting, accounting and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards in important respects and less information may be available to investors in securities of non-U.S. issuers than to investors in U.S. securities. Substantially less information is publicly available about certain non-U.S. issuers than is available about U.S. issuers.

     The economies of individual non-U.S. countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product or gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, government regulation, political or social instability, revolutions, wars or diplomatic developments could affect adversely the economy of a non-U.S. country and the Underlying Portfolio's investments. In such events, an Underlying Portfolio could lose its entire investment in the country involved. In addition, laws in non-U.S. countries governing business organizations, bankruptcy and insolvency may provide less protection to security holders such as the Underlying Portfolio than that provided by U.S. laws.

--------------------------------------------------------------------------------

                             INVESTMENT RESTRICTIONS

--------------------------------------------------------------------------------

Certain Fundamental Investment Policies
---------------------------------------

     The Fund is subject to the following restrictions in implementing its investment policies which cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities. The approval of a majority of the Fund's outstanding voting securities means the affirmative vote of (i) 67% or more of the shares represented at a meeting at which more than 50% of the outstanding shares are present in person or by proxy, or (ii) more than 50% of the outstanding shares, whichever is less.

     As a matter of fundamental policy, the Fund may not:

     (a) concentrate investments in an industry, as concentration may be defined under the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, interpretations of, or exemptive orders under, the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities;

     (b) issue any senior security (as that term is defined in the 1940 Act) or borrow money, except to the extent permitted by the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, or interpretations of, or exemptive orders under, the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities. For the purposes of this restriction, margin and collateral arrangements, including, for example, with respect to permitted borrowings, options, futures contracts, options on futures contracts and other derivatives such as swaps are not deemed to involve the issuance of a senior security;

     (c) make loans except through (i) the purchase of debt obligations in accordance with its investment objectives and policies; (ii) the lending of portfolio securities; (iii) the use of repurchase agreements; or (iv) the making of loans to affiliated funds as permitted under the 1940 Act, the rules and regulations thereunder (as such statutes, rule or regulations may be amended from time to time), or by guidance regarding, and interpretations of, or exemptive orders under, the 1940 Act;

     (d) purchase or sell real estate except that it may dispose of real estate acquired as a result of the ownership of securities or other instruments. This restriction does not prohibit the Fund from investing in securities or other instruments backed by real estate or in securities of companies engaged in the real estate business;

     (e) purchase or sell commodities regulated by the Commodity Futures Trading Commission under the Commodity Exchange Act or commodities contracts except for futures contracts and options on futures contracts; or

     (f) act as an underwriter of securities, except that the Fund may acquire restricted securities under circumstances in which, if such securities were sold, the Fund might be deemed to be an underwriter within the meaning of the Securities Act.

     The Fund is diversified as defined in the 1940 Act.

     Whenever any investment restriction states a maximum percentage of the Fund's assets which may be invested in any security or other asset, it is intended that such maximum percentage limitation be determined immediately after and as a result of the Fund's acquisition of such securities or other assets. Accordingly, any later increase or decrease in percentage beyond the specified limitation resulting from a change in values or net assets will not be considered a violation of any such maximum.

Non-Fundamental Investment Policy
---------------------------------

     The Fund may not purchase securities on margin, except (i) as otherwise provided under rules adopted by the Securities and Exchange Commission (the "Commission") under the 1940 Act or by guidance regarding the 1940 Act, or interpretations thereof, and (ii) that the Fund may obtain such short-term credits as are necessary for the clearance of portfolio transactions, and the Fund may make margin payments in connection with futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments.

--------------------------------------------------------------------------------

                             MANAGEMENT OF THE FUND

--------------------------------------------------------------------------------

Adviser
-------

     Alliance, a Delaware limited partnership with principal offices at 1345 Avenue of the Americas, New York, New York 10105, has been retained under an investment advisory agreement (the "Advisory Agreement") to provide investment advice and, in general, to conduct the management and investment program of the Fund under the supervision of the Fund's Board of Directors (see "Management of the Fund" in the Prospectus).

     Alliance is a leading global investment management firm supervising client accounts with assets as of September 30, 2005, totaling approximately $555 billion. Alliance provides management services for many of the largest U.S. public and private employee benefit plans, endowments, foundations, public employee retirement funds, banks, insurance companies and high net worth individuals worldwide. Alliance is also one of the largest mutual fund sponsors, with a diverse family of globally distributed mutual fund portfolios. As one of the world's leading global investment management organizations, Alliance is able to compete for virtually any portfolio assignment in any developed capital market in the world.


     Alliance is a registered investment adviser under the Investment Advisers Act of 1940, as amended. As of September 30, 2005, Alliance Capital Management Holding, L.P. ("Holding"), a Delaware limited partnership, owned approximately 32.1% of the issued and outstanding units of limited partnership interest in Alliance ("Alliance Units"). Units representing assignments of beneficial ownership of limited partnership interests in Holding ("Holding Units") trade publicly on the New York Stock Exchange ("Exchange") under the ticker symbol "AC". Alliance Units do not trade publicly and are subject to significant restrictions on transfer. Alliance Capital Management Corporation ("ACMC") is the general partner of both Alliance and Holding. ACMC owns 100,000 general partnership units in Holding and a 1% general partnership interest in Alliance. ACMC is an indirect wholly-owned subsidiary of AXA Financial, Inc. ("AXA Financial"), a Delaware corporation.


     As of September 30, 2005, AXA, AXA Financial, AXA Equitable Life Insurance Company ("AXA Equitable") and certain subsidiaries of AXA Equitable beneficially owned approximately 60.0% of the issued and outstanding Alliance Units and approximately 1.8% of the issued and outstanding Holding Units that, including the general partnership interests in Alliance and Holding, represent an economic interest of approximately 61.0% in Alliance. As of September 30, 2005, SCB Partners Inc., a wholly-owned subsidiary of SCB, Inc., beneficially owned approximately 6.4% of the issued and outstanding Alliance Units.


     AXA, a French company, is the holding company for an international group of companies and a worldwide leader in financial protection and wealth management. AXA operates primarily in Western Europe, North America and the Asia/Pacific region and, to a lesser extent, in other regions including the Middle East, Africa and South America. AXA has five operating business segments: life and savings, property and casualty insurance, international insurance (including reinsurance), asset management and other financial services. AXA Financial is a wholly-owned subsidiary of AXA. AXA Equitable is an indirect wholly-owned subsidiary of AXA Financial.


     Based on information provided by AXA, as of January 31, 2005, approximately 17.62% of the issued ordinary shares (representing 27.99% of the voting power) of AXA were owned directly and indirectly by Finaxa, a French holding company. As of January 31, 2005 , 65.72% of the shares (representing 75.42% of the voting power) of Finaxa were owned by three French mutual insurance companies (the "Mutuelles AXA") and 20.90% of the shares of Finaxa (representing 12.89% of the voting power) were owned by BNP Paribas, a French bank. As of January 31, 2005, the Mutuelles AXA owned directly or indirectly through intermediate holding companies (including Finaxa) approximately 20.35% of the issued ordinary shares (representing 32.36% of the voting power) of AXA.

     Under the Advisory Agreement, the Adviser furnishes advice and recommendations with respect to the Fund's portfolio of securities and investments and provides persons satisfactory to the Board of Directors to act as officers and employees of the Company. Such officers and employees, as well as certain Directors of the Company may be employees of the Adviser or its affiliates.

     The Adviser is, under the Advisory Agreement, responsible for certain expenses incurred by the Company, including, for example, office facilities and certain administrative services, and any expenses incurred in promoting the sale of Fund shares (other than the portion of the promotional expenses borne by the Fund in accordance with an effective plan pursuant to Rule 12b-1 under the 1940 Act, and the costs of printing Fund prospectuses and other reports to shareholders and fees related to registration with the Commission and with state regulatory authorities).

     The Company has, under the Advisory Agreement, assumed the obligation for payment of all of its other expenses. As to the obtaining of services other than those specifically provided to the Company by the Adviser, the Company may employ its own personnel. For such services, it also may utilize personnel employed by the Adviser or its affiliates and, in such event, the services will be provided to the Company at cost and the payments therefor must be specifically approved by the Company's Board of Directors. The Company paid to the Adviser, after any waivers and/or reimbursements, total of $0 in respect of such services during the fiscal year of the Fund ended August 31, 2005.


     For the services rendered by the Adviser under the Advisory Agreement, the Company paid the Adviser at an annual rate of 0.95% of the first $5 billion, 0.90% of the excess over $5 billion up to $7.5 billion, 0.85% of the excess over $7.5 billion up to $10 billion and 0.80% of the excess over $10 billion as a percentage of the Fund's average daily net assets. Effective as of January 1, 2004, the Adviser voluntarily waived a portion of its advisory fee. The advisory fee waiver reduced the advisory fees to 0.65% of the first $2.5 billion, 0.55% of the excess over $2.5 billion up to $5 billion and 0.50% of the excess over $5 billion as a percentage of the Fund's average daily net assets. Effective September 7, 2004, the Board of Directors approved an amendment to the Advisory Agreement to reduce the contractual advisory fees to these amounts. The fee is accrued daily and paid monthly. The Adviser has contractually agreed for the current fiscal year to waive its fee and bear certain expenses so that total expenses do not exceed on an annual basis 1.65%, 2.35%, 2.35%, 1.85%, 1.60%, 1.35% and 1.35% of average net assets, respectively, for Class A, Class B, Class C, Class R, Class K, Class I and Advisor Class shares. The Company and the Adviser have agreed contractually that certain fees waived or expenses borne by the Adviser through August 31, 2003 may be reimbursed by the Fund until August 31, 2005. This contractual agreement remains in effect until August 31, 2005 unless the Adviser provides written notice 60 days prior to the Fund's fiscal year end. For the fiscal year ended August 31, 2005, the fiscal period ended September 30, 2004 and the fiscal year ended June 30, 2004, the Adviser received from the Fund, advisory fees in the amount of $990,497 (net of $0, which was waived by the Adviser due to the expense limitation agreement), 271,592 (net of $92,494, which was waived by the Adviser due to the expense limitation agreement) and $1,283,578 (net of $258,917, which was waived by the Adviser due to the agreement with the New York Attorney General), respectively.

     The Advisory Agreement became effective on July 10, 2002. The Advisory Agreement was approved by the unanimous vote, cast in person, of the Company's Directors (including the Directors who are not parties to the Advisory Agreement or interested persons, as defined in the 1940 Act, of any such party) at a meeting called for the purpose and held on July 9, 2002.

     The Advisory Agreement continues in effect so long as such continuance is specifically approved at least annually by the Company's Directors or by a majority vote of the holders of the outstanding voting securities of the Fund and, in either case, by a majority of the Directors who are not parties to the Advisory Agreement, or "interested persons," as defined in the 1940 Act, of any such party, at a meeting in person called for the purpose of voting on such matter. Most recently, continuance of the Advisory Agreement for an additional annual term was approved by vote, cast in person, by the Board of Directors, including a majority of the Directors who are not "interested persons" as defined in the 1940 Act, at their Special Meeting held on December 14, 2005.

     The Advisory Agreement is terminable without penalty by a vote of a majority of the outstanding voting securities, or by a vote of the majority of the Directors or by the Adviser on 60 days' written notice, and will automatically terminate in the event of assignment. The Advisory Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Adviser, or of reckless disregard of its obligations thereunder, the Adviser shall not be liable for any action or failure to act in accordance with its duties thereunder.

     The Adviser may act as an investment adviser to other persons, firms or corporations, including investment companies, and is investment adviser to AllianceBernstein Americas Government Income Trust, Inc., AllianceBernstein Balanced Shares, Inc., AllianceBernstein Bond Fund, Inc., AllianceBernstein Cap Fund, Inc., AllianceBernstein Emerging Market Debt Fund, Inc., AllianceBernstein Exchange Reserves, AllianceBernstein Focused Growth & Income Fund, Inc., AllianceBernstein Global Health Care Fund, Inc., AllianceBernstein Global Research Growth Fund, Inc., AllianceBernstein Global Strategic Income Trust, Inc., AllianceBernstein Global Technology Fund, Inc., AllianceBernstein Greater China `97 Fund, Inc., AllianceBernstein Growth and Income Fund, Inc., AllianceBernstein High Yield Fund, Inc., AllianceBernstein Institutional Funds, Inc., AllianceBernstein International Growth Fund, Inc., AllianceBernstein International Research Growth Fund, Inc., AllianceBernstein Large Cap Growth Fund, Inc., AllianceBernstein Mid-Cap Growth Fund, Inc., AllianceBernstein Multi-Market Strategy Trust, Inc., AllianceBernstein Municipal Income Fund, Inc., AllianceBernstein Municipal Income Fund II, AllianceBernstein Real Estate Investment Fund, Inc., AllianceBernstein Trust, AllianceBernstein Utility Income Fund, Inc., AllianceBernstein Variable Products Series Fund, Inc., Sanford C. Bernstein Fund, Inc., Sanford C. Bernstein Fund II, Inc., The AllianceBernstein Pooling Portfolios and The AllianceBernstein Portfolios, all registered open-end investment companies; and to ACM Government Opportunity Fund, Inc., ACM Income Fund, Inc., ACM Managed Income Fund, Inc., ACM Managed Dollar Income Fund, Inc., ACM Municipal Securities Income Fund, Inc., Alliance All-Market Advantage Fund, Inc., Alliance California Municipal Income Fund, Inc., Alliance National Municipal Income Fund, Inc., Alliance New York Municipal Income Fund, Inc., Alliance World Dollar Government Fund, Inc., Alliance World Dollar Government Fund II, Inc. and The Spain Fund, Inc., all registered closed-end investment companies.

Additional Information About the Fund's Portfolio Manager
---------------------------------------------------------

     The management of and investment decisions for the Fund's portfolio are made by the Blend Investment Policy Team. Messrs. Drew Demakis, Thomas J. Fontaine, Joshua Lisser, Seth Masters and Christopher Nikolich are the investment professionals(1) with the most significant responsibility for the day-to-day management of the Fund's portfolio. For additional information about the portfolio management of the Fund, see "Management of the Fund - Portfolio Managers" in the Fund's prospectus.

     As of August 31, 2005, Messrs. Drew Demakis, Thomas J. Fontaine, Joshua Lisser, Seth Masters and Christopher Nikolich did not directly or beneficially own any of the Fund's equity securities.

     As of August 31, 2005, Alliance Capital employees had approximately $2,735,000 invested in shares of the Fund and approximately $499,208,000 in shares of all AllianceBernstein Mutual Funds (excluding AllianceBernstein money market funds) through their interests in the Profit Sharing/401(k) Plan, the Partners Compensation Plan and/or other employee compensation plans, including both vested and unvested amounts.

     The following tables provide information regarding registered investment companies other than the Fund, other pooled investment vehicles and other accounts over which the Fund's portfolio manager also has day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of August 31, 2005.

----------
(1) Investment professionals at Alliance include portfolio managers and research analysts. Investment professionals are part of investment groups (or teams) that service individual fund portfolios. The number of investment professionals assigned to a particular fund will vary from fund to fund.

--------------------------------------------------------------------------------

                         REGISTERED INVESTMENT COMPANIES
                              (excluding the Fund)

--------------------------------------------------------------------------------
                                                 Number of     Total
                        Total        Total       Registered    Assets of
                        Number of    Assets of   Investment    Registered
                        Registered   Registered  Companies     Investment
                        Investment   Investment  Managed with  Companies Managed
                        Companies    Companies   Performance-  with Performance-
Portfolio Manager       Managed      Managed     based Fees    based Fees
--------------------------------------------------------------------------------
Mr. Drew Demakis          31      $25,684,490,118      0           $0
Mr. Thomas J. Fontaine    31      $25,684,490,118      0           $0
Mr. Joshua Lisser         24      $27,252,548,373      0           $0
Mr. Seth Masters          34      $29,782,831,600      0           $0
Mr. Christopher Nikolich  24      $27,252,548,373      0           $0
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

                        OTHER POOLED INVESTMENT VEHICLES

--------------------------------------------------------------------------------
                                                   Number of      Total Assets
                        Total        Total         Pooled         of Pooled
                        Number       Assets of     Investment     Investment
                        of Pooled    Pooled        Vehicles       Vehicles
                        Investment   Investment    Managed with   Managed with
                        Vehicles     Vehicles      Performance-   Performance-
Portfolio Manager       Managed      Managed       based Fees     based Fees
--------------------------------------------------------------------------------
Mr. Drew Demakis          60        $12,315,471,211    2          $521,581,225
Mr. Thomas J. Fontaine    60        $12,315,471,211    2          $521,581,225
Mr. Joshua Lisser         59        $11,941,043,200    2          $521,581,225
Mr. Seth Masters          61        $12,415,554,877    2          $521,581,225
Mr. Christopher Nikolich  59        $11,941,043,200    2          $521,581,225
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                 OTHER ACCOUNTS

--------------------------------------------------------------------------------
                                                   Number         Total
                        Total        Total         of Other       Assets of
                        Number       Assets of     Accounts       Other
                        of Other     Other         Managed with   Accounts with
                        Accounts     Accounts      Performance-   Performance-
Portfolio Manager       Managed      Managed       based Fees     based Fees
--------------------------------------------------------------------------------
Mr. Drew Demakis          140        $24,493,700,322    20        $2,934,033,041
Mr. Thomas J. Fontaine    140        $24,493,700,322    20        $2,934,033,041
Mr. Joshua Lisser         167        $43,899,288,330    20        $2,934,033,041
Mr. Seth Masters          184        $44,387,351,864    20        $2,934,033,041
Mr. Christopher Nikolich  167        $43,899,288,330    20        $2,934,033,041
--------------------------------------------------------------------------------

Investment Professional Conflict of Interest Disclosure
-------------------------------------------------------

     As an investment adviser and fiduciary, Alliance owes its clients and shareholders an undivided duty of loyalty. We recognize that conflicts of interest are inherent in our business and accordingly have developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including AllianceBernstein Mutual Funds, and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably. We place the interests of our clients first and expect all of our employees to meet their fiduciary duties.

     Employee Personal Trading. Alliance has adopted a Code of Business Conduct and Ethics that is designed to detect and prevent conflicts of interest when investment professionals and other personnel of Alliance own, buy or sell securities which may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code of Business Conduct and Ethics, Alliance permits its employees to engage in personal securities transactions, and also allows them to acquire investments in the AllianceBernstein Mutual Funds through direct purchase, 401K/profit sharing plan investment and/or notionally in connection with deferred incentive compensation awards. Alliance's Code of Ethics and Business Conduct requires disclosure of all personal accounts and maintenance of brokerage accounts with designated broker-dealers approved by Alliance. The Code also requires preclearance of all securities transactions and imposes a one-year holding period for securities purchased by employees to discourage short-term trading.

     Managing Multiple Accounts for Multiple Clients. Alliance has compliance policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients. Conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. The investment professional or investment professional teams for each client may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Among other things, Alliance's policies and procedures provide for the prompt dissemination to investment professionals of initial or changed investment recommendations by analysts so that investment professionals are better able to develop investment strategies for all accounts they manage. In addition, investment decisions by investment professionals are reviewed for the purpose of maintaining uniformity among similar accounts and ensuring that accounts are treated equitably. No investment professional that manages client accounts carrying performance fees is compensated directly or specifically for the performance of those accounts. Investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for our clients and is not tied specifically to the performance of any particular client's account, nor is it directly tied to the level or change in level of assets under management.

     Allocating Investment Opportunities. Alliance has policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities. These policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. The investment professionals at Alliance routinely are required to select and allocate investment opportunities among accounts. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest relating to the allocation of investment opportunities. Nevertheless, investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.

     Alliance's procedures are also designed to prevent potential conflicts of interest that may arise when Alliance has a particular financial incentive, such as a performance-based management fee, relating to an account. An investment professional may perceive that he or she has an incentive to devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to accounts for which Alliance could share in investment gains.

     To address these conflicts of interest, Alliance's policies and procedures require, among other things, the prompt dissemination to investment professionals of any initial or changed investment recommendations by analysts; the aggregation of orders to facilitate best execution for all accounts; price averaging for all aggregated orders; objective allocation for limited investment opportunities (e.g., on a rotational basis) to ensure fair and equitable allocation among accounts; and limitations on short sales of securities. These procedures also require documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account.

Portfolio Manager Compensation
------------------------------

     Alliance's compensation program for investment professionals is designed to be competitive and effective in order to attract and retain the highest caliber employees. The compensation program for investment professionals is designed to reflect their ability to generate long-term investment success for our clients, including shareholders of the AllianceBernstein Mutual Funds. Investment professionals do not receive any direct compensation based upon the investment returns of any individual client account, nor is compensation tied directly to the level or change in level of assets under management. Investment professionals' annual compensation is comprised of the following:

     (i) Fixed base salary: This is generally the smallest portion of compensation. The base salary is a relatively low, fixed salary within a similar range for all investment professionals. The base salary is determined at the outset of employment based on level of experience, does not change significantly from year-to-year and hence, is not particularly sensitive to performance.

     (ii) Discretionary incentive compensation in the form of an annual cash bonus: Alliance's overall profitability determines the total amount of incentive compensation available to investment professionals. This portion of compensation is determined subjectively based on qualitative and quantitative factors. In evaluating this component of an investment professional's compensation, Alliance considers the contribution to his/her team or discipline as it relates to that team's overall contribution to the long-term investment success, business results and strategy of Alliance. Quantitative factors considered include, among other things, relative investment performance (e.g., by comparison to competitor or peer group funds or similar styles of investments, and appropriate, broad-based or specific market indices), and consistency of performance. There are no specific formulas used to determine this part of an investment professional's compensation and the compensation is not tied to any pre-determined or specified level of performance. Alliance also considers qualitative factors such as the complexity and risk of investment strategies involved in the style or type of assets managed by the investment professional; success of marketing/business development efforts and client servicing; seniority/length of service with the firm; management and supervisory responsibilities; and fulfillment of Alliance's leadership criteria.

     (iii) Discretionary incentive compensation in the form of awards under Alliance's Partners Compensation Plan ("deferred awards"): Alliance's overall profitability determines the total amount of deferred awards available to investment professionals. The deferred awards are allocated among investment professionals based on criteria similar to those used to determine the annual cash bonus. There is no fixed formula for determining these amounts. Deferred awards, for which there are various investment options, vest over a four-year period and are generally forfeited if the employee resigns or Alliance terminates his/her employment. Investment options under the deferred awards plan include many of the same AllianceBernstein Mutual Funds offered to mutual fund investors, thereby creating a close alignment between the financial interests of the investment professionals and those of Alliance's clients and mutual fund shareholders with respect to the performance of those mutual funds. Alliance also permits deferred award recipients to allocate up to 50% of their award to investments in Alliance's publicly traded equity securities.(2)

     (iv) Contributions under Alliance's Profit Sharing/401(k) Plan: The contributions are based on Alliance's overall profitability. The amount and allocation of the contributions are determined at the sole discretion of Alliance.

----------
(2) Prior to 2002, investment professional compensation also included discretionary long-term incentive in the form of restricted grants of Alliance Capital's Master Limited Partnership Units.

Board of Directors Information
------------------------------

     The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Company's Directors is set forth below.


                                                                         PORTFOLIOS IN  OTHER
NAME, ADDRESS,                                                           FUND COMPLEX   DIRECTORSHIPS
DATE OF BIRTH AND             PRINCIPAL OCCUPATION(S)                    OVERSEEN       HELD
(YEAR ELECTED*)               DURING PAST 5 YEARS                        BY DIRECTOR    BY DIRECTOR
---------------               -------------------                        -----------    -----------
INTERESTED DIRECTOR

Marc O. Mayer, +              Executive Vice President of Alliance            106       SCB Partners Inc.;
1345 Avenue of the Americas   Capital Management Corporation                            SCB, Inc.
New York, NY 10105            ("ACMC") since 2001 and Chairman of
10/2/1957                     the Board of AllianceBernstein
(2003)                        Investment Research and Management,
                              Inc. ("ABIRM") since 2000; prior thereto,
                              Chief Executive Officer of Sanford C.
                              Bernstein & Co., LLC (institutional
                              research and brokerage arm of Bernstein &
                              Co. Inc.) ("SCB & Co.") and its
                              predecessor since prior to 2000.

DISINTERESTED DIRECTORS
Chairman of the Board
William H. Foulk, Jr., #, ##  Investment Adviser and an Independent           108       None
2 Sound View Dr               Consultant.  He was formerly Senior
Suite 100,                    Manager of Barrett Associates, Inc., a
Greenwich, CT 06830           registered investment adviser, with
9/7/1932                      which he had been associated since
(2002)                        prior to 2000.  He was formerly Deputy
                              Comptroller and Chief Investment Officer
                              of the State of New York and, prior
                              thereto, Chief Investment Officer of the
                              New York Bank for Savings.

Ruth Block, **, #             Formerly Executive Vice President and           106       None
500 S.E. Mizner Blvd.         Chief Insurance Officer of The
Boca Raton, FL 33432          Equitable Life Assurance Society of
11/7/1930                     the United States; Chairman and Chief
(2002)                        Executive Officer of Evlico
                              (insurance); Director of Avon, BP (oil
                              and gas), Ecolab Incorporated (specialty
                              chemicals), Tandem Financial Group and
                              Donaldson, Lufkin & Jenrette Securities
                              Corporation; Governor at Large, National
                              Association of Securities Dealers, Inc.

David H. Dievler ,#           Independent Consultant.  Until                  107       None
P.O. Box 167                  December 1994 he was Senior Vice
Spring Lake, NJ 07762         President of ACMC responsible for
10/23/1929                    mutual fund administration.  Prior to
(2002)                        joining ACMC in 1984, he was Chief
                              Financial Officer of Eberstadt Asset
                              Management since 1968.  Prior to that,
                              he was a Senior Manager at Price
                              Waterhouse & Co.  Member of American
                              Institute of Certified Public
                              Accountants since 1953.

John H. Dobkin, #             Consultant.  Formerly President of              106       None
P.O. Box 12                   Save Venice, Inc. (preservation
Annandale, NY 12504           organization) from 2001-2002, Senior
2/19/1942                     Advisor from June 1999 - June 2000 and
(2002)                        President of Historic Hudson Valley
                              (historic preservation) from December
                              1989 - May 1999. Previously, Director of
                              the National Academy of Design and during
                              1988-1992, Director and Chairman of the
                              Audit Committee of ACMC.

Michael J. Downey, #          Consultant since January 2004.                  106       Asia Pacific Fund,
c/o Alliance Capital          Formerly managing partner of Lexington                    Inc., and The
Management L.P.               Capital, LLC (investment advisory                         Merger Fund
Attn: Philip L. Kirstein      firm) from December 1997 until
1345 Avenue of the Americas   December 2003.  Prior thereto,
New York, NY 10105            Chairman and CEO of Prudential Mutual
1/26/1944                     Fund Management from 1987 to 1993.
(2005)

D. James Guzy, #              Chairman of the Board of PLX                    106       Intel Corporation
P.O. Box 128                  Technology (semi-conductors) and of                       (semi-conductors);
Glenbrook, NV 89413           SRC Computers Inc., with which he has                     Cirrus Logic
3/7/1936                      been associated since prior to 2000.                      Corporation
(2005)                        He is also President of the Arbor                         (semi-conductors);
                              Company (private family investments).                     Novellus
                                                                                        Corporation
                                                                                        (semi-conductor
                                                                                        equipment); Micro
                                                                                        Component
                                                                                        Technology
                                                                                        (semi-conductor
                                                                                        equipment); the
                                                                                        Davis Selected
                                                                                        Advisers Group of
                                                                                        Mutual Funds and
                                                                                        LogicVision

Marshall C. Turner, Jr., #    Principal of Turner Venture Associates          106       Toppan Photomasks,
220 Montgomery Street         (venture capital and consulting) since                    Inc.; the George
Penthouse 10                  prior to 2000.  Chairman and CEO,                         Lucas Educational
San Francisco, CA 94104-3402  DuPont Photomasks, Inc., Austin,                          Foundation;
10/10/1941                    Texas, 2003-2005, and President and                       Chairman of the
(2005)                        CEO since company acquired, and name                      Board of the
                              changed to Toppan Photomasks, Inc. in                     Smithsonian's
                              2005 (semi-conductor manufacturing                        National Museum of
                              services).                                                Natural History


----------------

*    There is no stated term of office for the Fund's Directors.
** Ms. Block was an "interested person," as defined in the 1940 Act, until October 21, 2004 by reason of her ownership of equity securities of a controlling person of the Adviser. Such shares were sold for approximately $2,400 on October 21, 2004. Ms. Block received shares of The Equitable Companies Incorporated ("Equitable") as part of the demutualization of The Equitable Life Assurance Society of the United States. Her Equitable shares were subsequently converted through a corporate action into 116 American Depositary Shares of AXA.
+ Mr. Mayer is an "interested person", as defined in the 1940 Act, due to his position as Executive Vice President of ACMC.
# Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.
##   Member of the Fair Value Pricing Committee.

     The Company's Board of Directors has four standing committees of the Board -- an Audit Committee, a Governance and Nominating Committee, a Fair Value Pricing Committee and an Independent Directors Committee. The members of the Audit, Governance and Nominating, Fair Value Pricing and Independent Directors Committees are identified above.

     The function of the Audit Committee is to assist the Board of Directors in its oversight of the Company's financial reporting process. The Audit Committee met three times during the fiscal year ended August 31, 2005.


     The function of the Governance and Nominating Committee is to nominate persons to fill any vacancies or newly created positions on the Board of Directors. The Governance and Nominating Committee met four times during the fiscal year ended August 31, 2005.

     The Governance and Nominating Committee has a charter and, pursuant to the charter, the Governance and Nominating Committee will consider candidates for nomination as a director submitted by a shareholder or group of shareholders who have beneficially owned at least 5% of the Fund's common stock or shares of beneficial interest for at least two years at the time of submission and who timely provide specified information about the candidates and the nominating shareholder or group. To be timely for consideration by the Governance and Nominating Committee, the submission, including all required information, must be submitted in writing to the attention of the Secretary at the principal executive offices of the Company not less than 120 days before the date of the proxy statement for the previous year's annual meeting of shareholders. If the Company did not hold an annual meeting of shareholders in the previous year, the submission must be delivered or mailed and received within a reasonable amount of time before the Company begins to print and mail its proxy materials. Public notice of such upcoming annual meeting of shareholders may be given in a shareholder report or other mailing to shareholders or by other means deemed by the Governance and Nominating Committee or the Board to be reasonably calculated to inform shareholders.

     Shareholders submitting a candidate for consideration by the Governance and Nominating Committee must provide the following information to the Governance and Nominating Committee: (i) a statement in writing setting forth (A) the name, date of birth, business address and residence address of the candidate; (B) any position or business relationship of the candidate, currently or within the preceding five years, with the shareholder or an associated person of the shareholder as defined below; (C) the class or series and number of all shares of the Fund owned of record or beneficially by the candidate; (D) any other information regarding the candidate that is required to be disclosed about a nominee in a proxy statement or other filing required to be made in connection with the solicitation of proxies for election of Directors pursuant to Section 20 of the 1940 Act and the rules and regulations promulgated thereunder; (E) whether the shareholder believes that the candidate is or will be an "interested person" of the Fund (as defined in the 1940 Act) and, if believed not to be an "interested person," information regarding the candidate that will be sufficient for the Fund to make such determination; and (F) information as to the candidate's knowledge of the investment company industry, experience as a director or senior officer of public companies, directorships on the boards of other registered investment companies and educational background; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Director if elected; (iii) the written and signed agreement of the candidate to complete a directors' and officers' questionnaire if elected; (iv) the shareholder's consent to be named as such by the Fund; (v) the class or series and number of all shares of the Fund owned beneficially and of record by the shareholder and any associated person of the shareholder and the dates on which such shares were acquired, specifying the number of shares owned beneficially but not of record by each, and stating the names of each as they appear on the Fund's record books and the names of any nominee holders for each; and (vi) a description of all arrangements or understandings between the shareholder, the candidate and/or any other person or persons (including their names) pursuant to which the recommendation is being made by the shareholder. "Associated Person of the shareholder" means any person who is required to be identified under clause (vi) of this paragraph and any other person controlling, controlled by or under common control with, directly or indirectly, (a) the shareholder or (b) the associated person of the shareholder.

     The Governance and Nominating Committee may require the shareholder to furnish such other information as it may reasonably require or deem necessary to verify any information furnished pursuant to the nominating procedures described above or to determine the qualifications and eligibility of the candidate proposed by the shareholder to serve on the Board. If the shareholder fails to provide such other information in writing within seven days of receipt of written request from the Governance and Nominating Committee, the recommendation of such candidate as a nominee will be deemed not properly submitted for consideration, and will not be considered, by the Committee.

     The Governance and Nominating Committee will consider only one candidate submitted by such a shareholder or group for nomination for election at an annual meeting of shareholders. The Governance and Nominating Committee will not consider self-nominated candidates. The Governance and Nominating Committee will consider and evaluate candidates submitted by shareholders on the basis of the same criteria as those used to consider and evaluate candidates submitted from other sources. These criteria include the candidate's relevant knowledge, experience, and expertise, the candidate's ability to carry out his or her duties in the best interests of the Company, the candidate's ability to qualify as a disinterested Director and such other criteria as the Governance and Nominating Committee determines to be relevant in light of the existing composition of the Board and any anticipated vacancies or other factors.

     The function of the Fair Value Pricing Committee is to consider, in advance if possible, any fair valuation decision of Alliance's Valuation Committee relating to a security held by the Fund made under unique or highly unusual circumstances not previously addressed by the Valuation Committee that would result in a change in the Fund's NAV by more than $0.01 per share. The Fair Value Pricing Committee did not meet during the Fund's most recently completed fiscal year.


     The function of the Independent Directors Committee is to consider and take action on matters that the Board or Committee believes should be addressed in executive session of the disinterested Directors, such as review and approval of the Advisory and Distribution Services Agreements. The Independent Directors Committee met six times during the Fund's most recently completed fiscal year.

     The dollar range of the Fund's securities owned by each Director and the aggregate dollar range of securities of all of the registered investment companies to which the Adviser provides investment advisory services (collectively, the "AllianceBernstein Fund Complex") owned by each Director are set forth below.

                         DOLLAR RANGE OF       AGGREGATE DOLLAR RANGE OF EQUITY
                         EQUITY SECURITIES IN  SECURITIES IN THE
                         THE FUND AS OF THE    ALLIANCEBERNSTEIN FUND COMPLEX
                         DECEMBER 31, 2004     AS OF DECEMBER 31, 2004
                         -----------------     -----------------------

Marc O. Mayer                   None                 Over $100,000
Ruth Block                      None                 Over $100,000
David H. Dievler                None                 Over $100,000
John H. Dobkin                  None                 Over $100,000
Michael J. Downey               None                 None
William H. Foulk, Jr.           None                 Over $100,000
D. James Guzy                   None                 None
Marshall C. Turner, Jr.         None                 Over $100,000

Officer Information
-------------------

Certain information concerning the Company's officers is set forth below.

NAME, ADDRESS*            POSITION(S)          PRINCIPAL OCCUPATION
AND DATE OF BIRTH         HELD WITH FUND       DURING PAST 5 YEARS
-----------------         --------------       -------------------

Marc O. Mayer,            President and Chief  See biography above.
10/2/1957                 Executive Officer

Philip L. Kirstein,       Senior Vice          Senior Vice President and
5/29/1945                 President and        Independent Compliance Officer
                          Independent          of the AllianceBernstein Funds,
                          Compliance Officer   with which he has been
                                               associated since October 2004.
                                               Prior thereto, he was Of Counsel
                                               to Kirkpatrick & Lockhart, LLP
                                               from October 2003 to October
                                               2004, and General Counsel of
                                               Merrill Lynch Investment
                                               Managers, L.P. from 2000 until
                                               March 2003.

Thomas J. Bardong,        Vice President       Senior Vice President of ACMC,**
4/28/1945                                      with which he has been associated
                                               since prior to 2000.

Drew W. Demakis,          Vice President       Senior Vice President of ACMC,**
8/1/1963                                       with which he has been associated
                                               since prior to 2000.

Thomas J. Fontaine,       Vice President       Vice President of ACMC,** with
8/20/1965                                      which he has been associated
                                               since prior to 2000.

Joshua Lisser,            Vice President       Senior Vice President of ACMC,**
11/9/1966                                      with which he has been associated
                                               since prior to 2000.

Seth J. Masters,          Vice President       Executive Vice President of
6/4/1959                                       ACMC,** with which he has been
                                               associated since prior to 2000.

Christopher H. Nikolich,  Vice President       Vice President of ACMC,** with
10/10/1969                                     which he has been associated
                                               since prior to 2000.

Mark D. Gersten,          Treasurer and Chief  Senior Vice President of
10/4/1950                 Financial Officer    Alliance Global Investor
                                               Services, Inc. ("AGIS"),** and
                                               Vice President of ABIRM,** with
                                               which he has been associated
                                               since prior to 2000.

Emilie D. Wrapp,          Secretary            Senior Vice President, Assistant
11/13/1955                                     General Counsel and Assistant
                                               Secretary of ABIRM,** with which
                                               she has been associated since
                                               prior to 2000.

Andrew L. Gangolf,        Assistant Secretary  Senior Vice President and
8/15/1954                                      Assistant General Counsel of
                                               ABIRM,** with which he has been
                                               associated since prior to 2000.

Vincent S. Noto,          Controller           Vice President of AGIS,** with
12/14/1964                                     which he has been associated
                                               since prior to 2000.

-------------------
* The address for each of the Fund's officers is 1345 Avenue of the Americas, New York, NY 10105.
**   ACMC, ABIRM, AGIS, and SCB & Co. are affiliates of the Fund.

     The Fund does not pay any fees to, or reimburse expenses of, its Directors who are considered "interested persons" of the Fund. The aggregate compensation paid by the Fund to each of the Directors during the Fund's fiscal year ended August 31, 2005, the aggregate compensation paid to each Director during calendar year 2004 by the AllianceBernstein Fund Complex, and the total number of registered investment companies (and separate investment portfolios within those companies) in the AllianceBernstein Fund Complex with respect to which each of the Directors serves as a director or trustee, are set forth below. Neither the Fund nor any other registered investment company in the AllianceBernstein Fund Complex provides compensation in the form of pension or retirement benefits to any of its directors or trustees. Each of the Directors is a director or trustee of one or more other registered investment companies in the AllianceBernstein Fund Complex.

                                                                    Total
                                                       Total        Number of
                                                       Number of    Investment
                                                       Funds in     Portfolios
                                                       the          within the
                                                       Alliance-    Alliance-
                                                       Bernstein    Bernstein
                                                       Fund         Fund
                                        Total          Complex,     Complex,
                                        Compensation   Including    Including
                         Aggregate      From the       the Fund,    the Fund,
                         Compensation   Alliance-      as to        as to
                         From the       Bernstein      which the    which the
                         Fund for the   Fund Complex,  Director is  Director is
                         Fiscal Year    Including      a Director   a Director
Name of Director         Ended 8/31/05  the Fund       or Trustee   or Trustee
----------------         -------------  --------       ----------   ----------

Marc O. Mayer            $0             $0             40           106

Ruth Block               $4,877         $223,200       40           106


David H. Dievler         $4,916         $268,250       41           107


John H. Dobkin           $5,273         $252,900       40           106


Michael J. Downey        $3,108         $0             40           106

William H. Foulk, Jr.    $8,643         $465,249       42           108


D. James Guzy            $0             $25,350        40           106

Marshall C. Turner, Jr.  $0             $25,350        40           106


     As of December 9, 2005, the Directors and officers of the Company as a group owned less than 1% of the shares of the Fund.

--------------------------------------------------------------------------------

                              EXPENSES OF THE FUND

------------------------------------------------------------------------------

Distribution Services Agreement
-------------------------------

     The Company has entered into a Distribution Services Agreement (the "Agreement") with ABIRM, the Company's principal underwriter (the "Principal Underwriter"), to permit the Principal Underwriter to distribute the Fund's shares and to permit the Fund to pay distribution services fees to defray expenses associated with the distribution of its Class A, Class B, Class C, Class R and Class K shares in accordance with a plan of distribution that is included in the Agreement and has been duly adopted and approved in accordance with Rule 12b-1 under the 1940 Act (the "Rule 12b-1 Plan").

     During the Fund's fiscal year ended August 31, 2005, the Fund paid distribution services fees for expenditures under the Agreement, with respect to Class A shares, in amounts aggregating $147,716, which constituted .30% annualized, of the Fund's aggregate average daily net assets attributable to Class A shares during the period, and the Adviser made payments from its own resources as described above aggregating $284,846. Of the $432,562 paid by the Fund and the Adviser under the Rule 12b-1 Plan with respect to the Class A shares, $148 was spent on advertising, $5,430 on the printing and mailing of prospectuses for persons other than current shareholders, $284,598 for compensation to financial intermediaries (including, $109,334 to the Fund's Principal Underwriter), $20,036 for compensation to sales personnel and $122,350 was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses.


     During the Fund's fiscal year ended August 31, 2005, the Fund paid distribution services fees for expenditures under the Agreement, with respect to Class B shares, in amounts aggregating $592,617, which constituted 1.00%, annualized, of the Fund's aggregate average daily net assets attributable to Class B shares during the period, and the Adviser made payments from its own resources as described above aggregating $0. Of the $592,617 paid by the Fund and the Adviser under the Rule 12b-1 Plan with respect to the Class B shares, $117 was spent on advertising, $3,946 on the printing and mailing of prospectuses for persons other than current shareholders, $290,080 for compensation to financial intermediaries (including $98,357 to the Fund's Principal Underwriter), $13,041 for compensation to sales personnel, $93,336 was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses, $50,274 was spent on interest on Class B shares financing and $141,823 was used to offset the distribution services fees paid in prior years.


     During the Fund's fiscal year ended August 31, 2005, the Fund paid distribution services fees for expenditures under the Agreement, with respect to Class C shares, in amounts aggregating $351,134, which constituted 1.00%, annualized, of the Fund's aggregate average daily net assets attributable to Class C shares during the period, and the Adviser made payments from its own resources as described above aggregating $201,467. Of the $552,601 paid by the Fund and the Adviser under the Rule 12b-1 Plan with respect to the Class C shares, $89 was spent on advertising, $3,580 on the printing and mailing of prospectuses for persons other than current shareholders, $467,710 for compensation to financial intermediaries (including $69,956 to the Fund's Principal Underwriter), $11,851 for compensation to sales personnel, $68,563 was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses, and $808 was spent on interest on Class C shares financing.


     During the Fund's fiscal year ended August 31, 2005, the Fund paid distribution services fees for expenditures under the Agreement, with respect to Class R shares, in amounts aggregating $47, which constituted .50%, annualized, of the Fund's aggregate average daily net assets attributable to Class R shares during the period, and the Adviser made payments from its own resources as described above aggregating $281. Of the $328 paid by the Fund and the Adviser under the Rule 12b-1 Plan with respect to the Class R shares, $0 was spent on advertising, $0 on the printing and mailing of prospectuses for persons other than current shareholders, $196 for compensation to financial intermediaries (including $137 to the Fund's Principal Underwriter), $0 for compensation to sales personnel, $132 was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses and $0 was spent on interest on Class R shares financing.


     During the Fund's fiscal year ended August 31, 2005, the Fund paid distribution services fees for expenditures under the Agreement, with respect to Class K shares, in amounts aggregating $13, which constituted .25%, annualized, of the Fund's aggregate average daily net assets attributable to Class K shares during the period, and the Adviser made payments from its own resources as described above aggregating $0. Of the $13 paid by the Fund and the Adviser under the Rule 12b-1 Plan with respect to the Class K shares, $0 was spent on advertising, $0 on the printing and mailing of prospectuses for persons other than current shareholders, $0 for compensation to broker-dealers and other financial intermediaries (including, $0 to the Fund's Principal Underwriters), $0 for compensation to sales personnel, $11 was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses, $0 was spent on interest on Class K shares financing and $2 may be used to offset the distribution services fees paid in future years.

     Distribution services fees are accrued daily and paid monthly and are charged as expenses of the Fund as accrued. The distribution services fees attributable to the Class B, Class C, Class R and Class K shares are designed to permit an investor to purchase such shares through broker-dealers without the assessment of an initial sales charge, and at the same time to permit the Principal Underwriter to compensate broker-dealers in connection with the sale of such shares. In this regard the purpose and function of the combined contingent deferred sales charge ("CDSC") and distribution services fee on the Class B shares and Class C shares and the distribution services fee on Class R shares and Class K shares are the same as those of the initial sales charge and distribution services fee with respect to the Class A shares in that in each case the sales charge and/or distribution services fee provide for the financing of the distribution of the relevant class of the Fund's shares.

     With respect to Class A shares of the Fund, distribution expenses accrued by ABIRM in one fiscal year may not be paid from distribution services fees received from the Fund in subsequent fiscal years. ABIRM's compensation with respect to Class B, Class C, Class R and Class K shares under the Rule 12b-1 Plan is directly tied to the expenses incurred by ABIRM. Actual distribution expenses for Class B, Class C, Class R and Class K shares for any given year, however, will probably exceed the distribution services fee payable under the Rule 12b-1 Plan with respect to the class involved and, in the case of Class B and Class C shares, payments received from CDSCs. The excess will be carried forward by ABIRM and reimbursed from distribution services fees payable under the Rule 12b-1 Plan with respect to the class involved and, in the case of Class B and Class C shares, payments subsequently received through CDSCs, so long as the Rule 12b-1 Plan is in effect.

     Unreimbursed distribution expenses incurred as of the end of the Fund's most recently completed fiscal year ended August 31, 2005, and carried over of reimbursement in future years in respect of the Class B, Class C, Class R and Class K shares of the Fund were, respectively, $1,489,632 (2.3% of the net assets of Class B), $687,404 (1.9% of the net assets of Class C), and $0 (0% of the net assets of Class R) and $0 (0% of the net assets of Class K).

     The Rule 12b-1 Plan is in compliance with rules of the National Association of Securities Dealers, Inc. ("NASD"), which effectively limit the annual asset-based sales charges and service fees that a mutual fund may pay on a class of shares to .75% and .25%, respectively, of the average annual net assets attributable to that class. The rules also limit the aggregate of all front-end, deferred and asset-based sales charges imposed with respect to a class of shares by a mutual fund that also charges a service fee to 6.25% of cumulative gross sales of shares of that class, plus interest at the prime rate plus 1% per annum.

     In approving the Rule 12b-1 Plan, the Directors of the Company determined that there was a reasonable likelihood that the Rule 12b-1 Plan would benefit the Fund and its shareholders. The distribution services fee of a particular class will not be used to subsidize the provision of distribution services with respect to any other class.

     The Adviser may from time to time and from its own funds or such other resources as may be permitted by rules of the Commission make payments for distribution services to the Principal Underwriter; the latter may in turn pay part or all of such compensation to brokers or other persons for their distribution assistance.

     The Agreement was initially approved by the Directors of the Company at a meeting held on July 9, 2002. The Agreement continues in effect so long as such continuance is specifically approved at least annually by the Directors of the Company or by vote of the holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of that class, and, in either case, by a majority of the Directors of the Company who are not parties to the Agreement or "interested persons," as defined in the 1940 Act, of any such party (other than as Directors of the Company) and who have no direct or indirect financial interest in the operation of the Rule 12b-1 Plan or any agreement related thereto. Most recently, continuance of the Agreement was approved for an additional annual term by a vote, cast in person, of the Directors, including a majority of the Directors who are not "interested persons," as defined in the 1940 Act, at their Special Meeting held December 14, 2005.

     In the event that the Rule 12b-1 Plan is terminated by either party or not continued with respect to the Class A shares, Class B, Class C, Class R or Class K shares, (i) no distribution services fees (other than current amounts accrued but not yet paid) would be owed by the Fund to the Principal Underwriter with respect to that class, and (ii) the Fund would not be obligated to pay the Principal Underwriter for any amounts expended under the Agreement not previously recovered by the Principal Underwriter from distribution services fees in respect of shares of such class or through deferred sales charges.

Transfer Agency Agreement
-------------------------

     AGIS, an indirect wholly-owned subsidiary of the Adviser located principally at 500 Plaza Drive, Secaucus, NJ, 07094 and with operations at 8000 IH 10 W, 4th Floor, San Antonio, Texas 78230, receives a transfer agency fee per account holder of each of the Class A, Class B, Class C, Class R, Class K, Class I and Advisor Class shares of the Fund, plus reimbursement for out-of-pocket expenses. The transfer agency fee with respect to the Class B and Class C shares is higher than the transfer agency fee with respect to the Class A, Class R, Class K and Class I and Advisor Class shares, reflecting the additional costs associated with the Class B and Class C CDSCs. For the fiscal year ended August 31, 2005, the Fund paid AGIS $116,793 pursuant to the Transfer Agency Agreement.

     AGIS acts as the transfer agent for the Fund. AGIS registers the transfer, issuance and redemption of Fund shares and disburses dividends and other distributions to Fund shareholders.

     Many Fund shares are owned by selected dealers or selected agents (as defined below), financial intermediaries or other financial representatives ("financial intermediaries") for the benefit of their customers. In those cases, the Fund often does not maintain an account for you. Thus, some or all of the transfer agency functions for these accounts are performed by the financial intermediaries. The Fund, ABIRM and/or Alliance pay to these financial intermediaries, including those that sell shares of the AllianceBernstein Mutual Funds, fees for sub-transfer agency and related recordkeeping services in amounts ranging up to $19 per customer fund account per annum. Retirement plans may also hold Fund shares in the name of the plan, rather than the participant. Plan recordkeepers, who may have affiliated financial intermediaries who sell shares of the Fund, may be paid for each plan participant fund account in amounts up to $19 per account per annum and/or up to 0.20% per annum of the average daily assets held in the plan. To the extent any of these payments for recordkeeping services, transfer agency services or retirement plan accounts are made by the Fund, they are included in your Prospectus in the Fund expense tables under "Fees and Expenses of the Fund." In addition, financial intermediaries may be affiliates of entities that receive compensation from Alliance or ABIRM for maintaining retirement plan "platforms" that facilitate trading by affiliated and non-affiliated financial intermediaries and recordkeeping for retirement plans.

     Because financial intermediaries and plan recordkeepers may be paid varying amounts per class for sub-transfer agency and related recordkeeping services, the service requirements of which may also vary by class, this may create an additional incentive for financial intermediaries and their financial advisors to favor one fund complex over another or one class of shares over another.

Code of Ethics and Proxy Voting Policies and Procedures
-------------------------------------------------------

     The Company, the Adviser and the Principal Underwriter have each adopted codes of ethics pursuant to Rule 17j-1 of the 1940 Act. These codes of ethics permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Fund.

     The Company has adopted the Adviser's proxy voting policies and procedures. The Adviser's proxy voting policies and procedures are attached as Appendix B.

     Information regarding how the Fund voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 227-4618; or on or through the Company's website at www.AllianceBernstein.com; or both; and (2) on the Commission's website at www.sec.gov.

--------------------------------------------------------------------------------

                               PURCHASE OF SHARES

--------------------------------------------------------------------------------

     The following information supplements that set forth in your Prospectus under the heading "Investing in the Fund."

General
-------

     Shares of the Fund are offered on a continuous basis at a price equal to their NAV plus an initial sales charge at the time of purchase ("Class A shares"), with a CDSC ("Class B shares"), without any initial sales charge and, as long as the shares are held for one year or more, without any CDSC ("Class C shares"), or to group retirement plans, as defined below, eligible to purchase Class R shares without any initial sales charge or CDSC ("Class R shares"), to group retirement plans eligible to purchase Class K shares, without any initial sales charge or CDSC ("Class K shares"), to group retirement plans and certain investment advisory clients of, and certain other persons associated with, Alliance and its affiliates eligible to purchase Class I shares, without any initial sales charge or CDSC ("Class I shares") or to investors eligible to purchase Advisor Class shares, without any initial sales charge or CDSC ("Advisor Class shares"), in each case as described below. "Group retirement plans" are defined as 401(k) plans, 457 plans, employer sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans where plan level or omnibus accounts are held on the books of the Fund. All of the classes of shares of the Fund, except the Class I and Advisor Class shares, are subject to Rule 12b-1 asset-based sales charges. Shares of the Fund that are offered subject to a sales charge are offered through (i) investment dealers that are members of the NASD and have entered into selected dealer agreements with the Principal Underwriter ("selected dealers"), (ii) depository institutions and other financial intermediaries or their affiliates, that have entered into selected agent agreements with the Principal Underwriter ("selected agents") and (iii) the Principal Underwriter.

     Investors may purchase shares of the Fund either through financial intermediaries or directly through the Principal Underwriter. A transaction, service, administrative or other similar fee may be charged by your financial intermediary with respect to the purchase, sale or exchange of shares made through the financial intermediary. Such financial intermediary may also impose requirements with respect to the purchase, sale or exchange of shares that are different from, or in addition to, those imposed by the Fund, including requirements as to classes of shares available through that financial intermediary and the minimum initial and subsequent investment amounts. The Fund is not responsible for, and has no control over, the decision of any financial intermediary to impose such differing requirements. Sales personnel of financial intermediaries distributing the Fund's shares may receive differing compensation for selling different classes of shares.

     In order to open your account, the Company or your financial intermediary is required to obtain certain information from you for identification purposes. This information may include name, date of birth, permanent residential address and social security/taxpayer identification number. It will not be possible to establish your account without this information. If the Company or your financial intermediary is unable to verify the information provided, your account may be closed and other appropriate action may be taken as permitted by law.

     The Company's Board of Directors has adopted policies and procedures designed to detect and deter frequent purchases and redemptions of Fund shares or excessive or short-term trading that may disadvantage long-term Fund shareholders. These policies are described below. The Fund reserves the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any shareholder's financial intermediary.

     Risks Associated With Excessive Or Short-term Trading Generally. While the Fund will try to prevent market timing by utilizing the procedures described below, these procedures may not be successful in identifying or stopping excessive or short-term trading in all circumstances. By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of the Fund's shares dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of Fund shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, the Fund may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. Excessive purchases and sales or exchanges of the Fund's shares may force the Fund to sell portfolio securities at inopportune times to raise cash to accommodate short-term trading activity. In addition, the Fund may incur increased expenses if one or more shareholders engage in excessive or short-term trading. For example, the Fund may be forced to liquidate investments as a result of short-term trading and incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. Similarly, the Fund may bear increased administrative costs due to asset level and investment volatility that accompanies patterns of short-term trading activity. All of these factors may adversely affect Fund performance.

     Significant investments in foreign securities may be particularly susceptible to short-term trading strategies. This is because foreign securities are typically traded on markets that close well before the time the Fund calculates its NAV at 4:00 p.m. Eastern time, which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a shareholder engaging in a short-term trading strategy to exploit differences in Fund share prices that are based on closing prices of foreign securities established some time before the Fund calculates its own share price (referred to as "time zone arbitrage"). The Fund has procedures, referred to as fair value pricing, designed to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time the Fund calculates its NAV. While there is no assurance, the Fund expects that the use of fair value pricing, in addition to the short-term trading policies discussed below, will significantly reduce a shareholder's ability to engage in time zone arbitrage to the detriment of other Fund shareholders.

     Investments in other types of securities may also be susceptible to short-term trading strategies. These investments include securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid, which have the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price arbitrage"). Investments in small cap securities, technology and other specific industry sector securities, and in certain fixed-income securities, such as high yield bonds, asset-backed securities, or municipal bonds may be adversely affected by price arbitrage trading strategies.

     Policy Regarding Short-term Trading. Purchases and exchanges of shares of the Fund should be made for investment purposes only. The Fund seeks to prevent patterns of excessive purchases and sales or exchanges of Fund shares. The Fund will seek to prevent such practices to the extent they are detected by the procedures described below. The Fund reserves the right to modify this policy, including any surveillance or account blocking procedures established from time to time to effectuate this policy, at any time without notice.

     o Transaction Surveillance Procedures. The Fund, through its agents, ABIRM and AGIS, maintains surveillance procedures to detect excessive or short-term trading in Fund shares. This surveillance process involves several factors, which include scrutinizing transactions in Fund shares that exceed certain monetary thresholds or numerical limits within a specified period of time. Generally, more than two exchanges of Fund shares during any 90-day period or purchases of shares followed by a sale within 90 days will be identified by these surveillance procedures. For purposes of these transaction surveillance procedures, the Fund may consider trading activity in multiple accounts under common ownership, control, or influence. Trading activity identified by either, or a combination, of these factors, or as a result of any other information available at the time, will be evaluated to determine whether such activity might constitute excessive or short-term trading. These surveillance procedures may be modified from time to time, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances, such as for certain retirement plans, to conform to plan exchange limits or U.S. Department of Labor regulations, or for certain automated or pre-established exchange, asset allocation or dollar cost averaging programs, or omnibus account arrangements.

     o Account Blocking Procedures. If the Fund determines, in its sole discretion, that a particular transaction or pattern of transactions identified by the transaction surveillance procedures described above is excessive or short-term trading in nature, the relevant Fund account(s) will be immediately "blocked" and no future purchase or exchange activity will be permitted. However, sales of Fund shares back to the Fund or redemptions will continue to be permitted in accordance with the terms of each of the Fund's current Prospectuses. In the event an account is blocked, certain account-related privileges, such as the ability to place purchase, sale and exchange orders over the internet or by phone, may also be suspended. A blocked account will generally remain blocked unless and until the account holder or the associated financial intermediary provides evidence or assurance acceptable to the Fund that the account holder did not or will not in the future engage in excessive or short-term trading.

     o Applications of Surveillance Procedures and Restrictions to Omnibus Accounts. Omnibus account arrangements are common forms of holding shares of the Fund, particularly among certain financial intermediaries, including sponsors of retirement plans and variable insurance products. The Fund seeks to apply its surveillance procedures to these omnibus account arrangements. If a financial intermediary does not have the capabilities, or declines, to provide individual account level detail to the Fund, the Fund will monitor turnover of assets to purchases and redemptions of the omnibus account. If excessive turnover, defined as annualized purchases and redemptions exceeding 50% of assets is detected, the Fund will notify the financial intermediary and request that the financial intermediary review individual account transactions for excessive or short-term trading activity and confirm to the Fund that appropriate action has been taken to curtail the activity, which may include applying blocks to accounts to prohibit future purchases and exchanges of Fund shares. For certain retirement plan accounts, the Fund may request that the retirement plan or other intermediary revoke the relevant participant's privilege to effect transactions in Fund shares via the internet or telephone, in which case the relevant participant must submit future transaction orders via the U.S. Postal Service (i.e., regular mail). The Fund will continue to monitor the turnover attributable to a financial intermediary's omnibus account arrangement and may consider whether to terminate the relationship if the intermediary does not demonstrate that appropriate action has been taken.

     Risks to Shareholders Resulting From Imposition of Account Blocks in Response to Excessive Short-term Trading Activity. A shareholder identified as having engaged in excessive or short-term trading activity whose account is "blocked" and who may not otherwise wish to redeem his or her shares effectively may be "locked" into an investment in the Fund that the shareholder did not intend to hold on a long-term basis or that may not be appropriate for the shareholder's risk profile. To rectify this situation, a shareholder with a "blocked" account may be forced to redeem Fund shares, which could be costly if, for example, these shares have declined in value, the shareholder recently paid a front-end sales charge or the shares are subject to a CDSC, or the sale results in adverse tax consequences to the shareholder. To avoid this risk, a shareholder should carefully monitor the purchases, sales, and exchanges of Fund shares and avoid frequent trading in Fund shares.

     Limitations on Ability to Detect and Curtail Excessive Trading Practices. Shareholders seeking to engage in excessive short-term trading activities may deploy a variety of strategies to avoid detection and, despite the efforts of the Fund and its agents to detect excessive or short duration trading in Fund shares, there is no guarantee that the Fund will be able to identify these shareholders or curtail their trading practices. In particular, the Fund may not be able to detect excessive or short-term trading in Fund shares attributable to a particular investor who effects purchase and/or exchange activity in Fund shares through omnibus accounts. Also, multiple tiers of these entities may exist, each utilizing an omnibus account arrangement, which may further compound the difficulty of detecting excessive or short duration trading activity in Fund shares.

     The Fund reserves the right to suspend the sale of its shares to the public in response to conditions in the securities markets or for other reasons. If the Fund suspends the sale of its shares, shareholders will not be able to acquire its shares, including through an exchange.

     The public offering price of shares of the Fund is their NAV, plus, in the case of Class A shares, a sales charge. On each Fund business day on which a purchase or redemption order is received by the Fund and trading in the types of securities in which the Fund invests might materially affect the value of Fund shares, the NAV is computed as of the next close of regular trading on the Exchange (currently 4:00 p.m. Eastern time) by dividing the value of the Fund's total assets, less its liabilities, by the total number of its shares then outstanding. A Fund business day is any day on which the Exchange is open for trading.

     The respective NAVs of the various classes of shares of the Fund are expected to be substantially the same. However, the NAVs of the Class B, Class C and Class R shares will generally be slightly lower than the NAVs of the Class A, Class K, Class I and Advisor Class shares as a result of the differential daily expense accruals of the higher distribution and, in some cases, transfer agency fees applicable with respect to those classes of shares.

     The Fund will accept unconditional orders for its shares to be executed at the public offering price equal to their NAV next determined (plus applicable Class A sales charges), as described below. Orders received by the Principal Underwriter prior to the close of regular trading on the Exchange on each day the Exchange is open for trading are priced at the NAV computed as of the close of regular trading on the Exchange on that day (plus applicable Class A sales charges). In the case of orders for purchase of shares placed through financial intermediaries, the applicable public offering price will be the NAV as so determined, but only if the financial intermediary receives the order prior to the close of regular trading on the Exchange. The financial intermediary is responsible for transmitting such orders by a prescribed time to the Fund or its transfer agent. If the financial intermediary fails to do so, the investor will not receive that day's NAV. If the financial intermediary receives the order after the close of regular trading on the Exchange, the price received by the investor will be based on the NAV determined as of the close of regular trading on the Exchange on the next day it is open for trading.

     Following the initial purchase of Fund shares, a shareholder may place orders to purchase additional shares by telephone if the shareholder has completed the appropriate portion of the Subscription Application or an "Autobuy" application obtained by calling the "For Literature" telephone number shown on the cover of this SAI. Except with respect to certain omnibus accounts, telephone purchase orders with payment by electronic funds transfer may not exceed $500,000. Payment for shares purchased by telephone can be made only by electronic funds transfer from a bank account maintained by the shareholder at a bank that is a member of the National Automated Clearing House Association ("NACHA"). Telephone purchase requests must be received before 4:00 p.m. Eastern time on a Fund business day to receive that day's public offering price. Telephone purchase requests received after 4:00 p.m. Eastern time are automatically placed the following Fund business day, and the applicable public offering price will be the public offering price determined as of the close of business on such following business day.

     Full and fractional shares are credited to a shareholder's account in the amount of his or her subscription. As a convenience, and to avoid unnecessary expense to the Fund, stock certificates representing shares of the Fund are not issued except upon written request to the Fund by the shareholder or his or her authorized financial intermediary. This facilitates later redemption and relieves the shareholder of the responsibility for and inconvenience of lost or stolen certificates. No certificates are issued for fractional shares, although such shares remain in the shareholder's account on the books of the Fund.

     Each class of shares of the Fund represents an interest in the same portfolio of investments of the Fund, has the same rights and is identical in all respects, except that (i) Class A shares bear the expense of the initial sales charge (or CDSC, when applicable) and Class B and Class C shares bear the expense of the CDSC, (ii) Class B, Class C and Class R shares each bear the expense of a higher distribution services fee than that borne by Class A shares and Class K shares, and Class I and Advisor Class shares do not bear such a fee,
(iii) Class B and Class C shares bear higher transfer agency costs than those borne by Class A, Class R, Class K, Class I and Advisor Class shares, (iv) Class B and Advisor Class shares are subject to a conversion feature, and will convert to Class A shares under certain circumstances, and (v) each of Class A, Class B, Class C, Class R and Class K shares has exclusive voting rights with respect to provisions of the Rule 12b-1 Plan pursuant to which its distribution services fee is paid and other matters for which separate class voting is appropriate under applicable law, provided that, if the Fund submits to a vote of the Class A shareholders, an amendment to the Rule 12b-1 Plan that would materially increase the amount to be paid thereunder with respect to the Class A shares, then such amendment will also be submitted to the Class B and Advisor Class shareholders, because the Class B and Advisor Class shares convert to Class A shares under certain circumstances, and the Class A, Class B and Advisor Class shareholders will vote separately by class. Each class has different exchange privileges and certain different shareholder service options available.

     The Directors of the Company have determined that currently no conflict of interest exists between or among the classes of shares of the Fund. On an ongoing basis, the Directors of the Fund, pursuant to their fiduciary duties under the 1940 Act and state law, will seek to ensure that no such conflict arises.

Alternative Purchase Arrangements
---------------------------------

     Classes A, B and C Shares. Class A, Class B and Class C shares have the following alternative purchase arrangements: Class A shares are generally offered with an initial sales charge, Class B shares are generally offered with a CDSC and Class C shares are sold to investors choosing the asset-based sales charge alternative. Special purchase arrangements are available for group retirement plans. See "Alternative Purchase Arrangements - Group Retirement Plans" below. These alternative purchase arrangements permit an investor to choose the method of purchasing shares that is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares and other circumstances. Investors should consider whether, during the anticipated life of their investment in the Fund, the accumulated distribution services fee and CDSCs on Class B shares prior to conversion, or the accumulated distribution services fee and CDSCs on Class C shares, would be less than the initial sales charge and accumulated distribution services fee on Class A shares purchased at the same time, and to what extent such differential would be offset by the higher return of Class A shares. Class A shares will normally be more beneficial than Class B shares to the investor who qualifies for reduced initial sales charges on Class A shares, as described below. In this regard, the Principal Underwriter will reject any order (except orders from certain group retirement plans) for more than $100,000 for Class B shares (see "Alternative Purchase Arrangements-Group Retirement Plans"). Class C shares will normally not be suitable for the investor who qualifies to purchase Class A shares at NAV. For this reason, the Principal Underwriter will reject any order for more than $1,000,000 for Class C shares.

     Class A shares are subject to a lower distribution services fee and, accordingly, pay correspondingly higher dividends per share than Class B shares or Class C shares. However, because initial sales charges are deducted at the time of purchase, most investors purchasing Class A shares would not have all their funds invested initially and, therefore, would initially own fewer shares. Investors not qualifying for reduced initial sales charges who expect to maintain their investment for an extended period of time might consider purchasing Class A shares because the accumulated continuing distribution charges on Class B shares or Class C shares may exceed the initial sales charge on Class A shares during the life of the investment. Again, however, such investors must weigh this consideration against the fact that, because of such initial sales charges, not all their funds will be invested initially.

     Other investors might determine, however, that it would be more advantageous to purchase Class B shares or Class C shares in order to have all their funds invested initially, although remaining subject to higher continuing distribution charges and being subject to a CDSC for a four-year and one-year period, respectively. For example, based on current fees and expenses, an investor subject to the 4.25% initial sales charge on Class A shares would have to hold his or her investment approximately seven years for the Class C distribution services fee to exceed the initial sales charge plus the accumulated distribution services fee of Class A shares. In this example, an investor intending to maintain his or her investment for a longer period might consider purchasing Class A shares. This example does not take into account the time value of money, which further reduces the impact of the Class C distribution services fees on the investment, fluctuations in NAV or the effect of different performance assumptions.

     Those investors who prefer to have all of their funds invested initially but may not wish to retain Fund shares for the four-year period during which Class B shares are subject to a CDSC may find it more advantageous to purchase Class C shares.

     During the Fund's fiscal year ended August 31, 2005, the fiscal period ended September 30, 2004 and the fiscal year ended June 30, 2004, the aggregate amount of underwriting commissions payable with respect to shares of the Fund was $126,061, $601,324 and $88,308, respectively. Of that amount, the Principal Underwriter received the amount of $5,563, $0 and $5,171, respectively, representing that portion of the sales charges paid on shares of the Fund sold during the period which was not reallowed to selected dealers (and was, accordingly, retained by the Principal Underwriter). During the Fund's fiscal year ended August 31, 2005, the fiscal period ended September 30, 2004, and the fiscal year ended June 30, 2004, the Principal Underwriter received CDSCs of $1, $0 and $0, respectively, on Class A shares, $112,142, $31,079 and $103,795, respectively, on Class B shares, and $5,215, $1,918 and $9,876, respectively, on Class C shares.

Class A Shares
--------------

     The public offering price of Class A shares is the NAV plus a sales charge, as set forth below.

                                  Sales Charge
                                  ------------

                                         As % of the  Discount or Commission
                            As % of Net  Public       to Dealers or Agents of
                            Amount       Offering     up to % of
Amount of Purchase          Invested     Price        Offering Price
------------------          --------     -----        --------------

Up to $100,00               4.44%        4.25%             4.00%
$100,000 up to $250,000     3.36         3.25              3.00
$250,000 up to $500,000     2.30         2.25              2.00
$500,000 up to $1,000,000*  1.78         1.75              1.50

----------
*    There is no initial sales charge on transactions of $1,000,000 or more.

     All or a portion of the initial sales charge may be paid to your financial representative. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a CDSC of up to 1%. The CDSC on Class A shares will be waived on certain redemptions, as described below under "--Contingent Deferred Sales Charge."

     No initial sales charge is imposed on Class A shares issued (i) pursuant to the automatic reinvestment of income dividends or capital gains distributions,
(ii) in exchange for Class A shares of other "AllianceBernstein Mutual Funds" (as that term is defined under "Combined Purchase Privilege" below), except that an initial sales charge will be imposed on Class A shares issued in exchange for Class A shares of AllianceBernstein Exchange Reserves that were purchased for cash without the payment of an initial sales charge and without being subject to a CDSC, or (iii) upon the automatic conversion of Class B shares or Advisor Class shares as described below under "Class B Shares -- Conversion Feature" and "--Conversion of Advisor Class Shares to Class A Shares." The Fund receives the entire NAV of its Class A shares sold to investors. The Principal Underwriter's commission is the sales charge shown above less any applicable discount or commission "reallowed" to selected dealers and agents. The Principal Underwriter will reallow discounts to selected dealers and agents in the amounts indicated in the table above. In this regard, the Principal Underwriter may elect to reallow the entire sales charge to selected dealers and agents for all sales with respect to which orders are placed with the Principal Underwriter. A selected dealer who receives reallowance in excess of 90% of such a sales charge may be deemed to be an "underwriter" under the Securities Act.

     In addition to the circumstances described above, certain types of investors may be entitled to pay no initial sales charge in certain circumstances described below.

     Class A Shares - Sales at NAV. The Fund may sell its Class A shares at NAV (i.e., without any initial sales charge) to certain categories of investors including:

      (i) investment management clients of the Adviser or its affiliates, including clients and prospective clients of the Adviser's AllianceBernstein Institutional Investment Management division;

    (ii) officers and present or former Directors of the Company or other investment companies managed by the Adviser, officers, directors and present or retired full-time employees and former employees (for subsequent investment in accounts established during the course of their employment) of the Adviser, the Principal Underwriter, AGIS and their affiliates; officers, directors and present and full-time employees of selected dealers or agents; or the spouse, sibling, direct ancestor or direct descendant (collectively, "relatives") of any such person; or any trust, individual retirement account or retirement plan account for the benefit of any such person;

    (iii) the Adviser, Principal Underwriter, AGIS and their affiliates; certain employee benefit plans for employees of the Adviser, the Principal Underwriter, AGIS and their affiliates;

     (iv) persons participating in a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by the Principal Underwriter, under which such persons pay an asset-based fee for service in the nature of investment advisory or administrative services; and

      (v) certain retirement plan accounts as described under "Alternative Purchase Arrangements-Group Retirement Plans."

Class B Shares
--------------

     Investors may purchase Class B shares at the public offering price equal to the NAV per share of the Class B shares on the date of purchase without the imposition of a sales charge at the time of purchase. The Class B shares are sold without an initial sales charge so that the Fund will receive the full amount of the investor's purchase payment.

     Conversion Feature. Eight years after the end of the calendar month in which the shareholder's purchase order was accepted, Class B shares will automatically convert to Class A shares and will no longer be subject to a higher distribution services fee. Such conversion will occur on the basis of the relative NAVs of the two classes, without the imposition of any sales load, fee or other charge. The purpose of the conversion feature is to reduce the distribution services fee paid by holders of Class B shares that have been outstanding long enough for the Principal Underwriter to have been compensated for distribution expenses incurred in the sale of the shares.

     For purposes of conversion to Class A, Class B shares purchased through the reinvestment of dividends and distributions paid in respect of Class B shares in a shareholder's account will be considered to be held in a separate sub-account. Each time any Class B shares in the shareholder's account (other than those in the sub-account) convert to Class A, an equal pro-rata portion of the Class B shares in the sub-account will also convert to Class A.

     The conversion of Class B shares to Class A shares is subject to the continuing availability of an opinion of counsel to the effect that the conversion of Class B shares to Class A shares does not constitute a taxable event under federal income tax law. The conversion of Class B shares to Class A shares may be suspended if such an opinion is no longer available at the time such conversion is to occur. In that event, no further conversions of Class B shares would occur, and shares might continue to be subject to the higher distribution services fee for an indefinite period which may extend beyond the period ending eight years after the end of the calendar month in which the shareholder's purchase order was accepted.

Class C Shares
--------------

     Investors may purchase Class C shares at the public offering price equal to the NAV per share of the Class C shares on the date of purchase without the imposition of a sales charge either at the time of purchase or, as long as the shares are held for one year or more, upon redemption. Class C shares are sold without an initial sales charge so that the Fund will receive the full amount of the investor's purchase payment and, as long as the shares are held for one year or more, without a CDSC so that the investor will receive as proceeds upon redemption the entire NAV of his or her Class C shares. The Class C distribution services fee enables the Fund to sell Class C shares without either an initial sales charge or CDSC, as long as the shares are held for one year or more. Class C shares do not convert to any other class of shares of the Fund and incur higher distribution services fees than Class A shares, and will thus have a higher expense ratio and pay correspondingly lower dividends than Class A shares.

     Contingent Deferred Sales Charge. Class B shares that are redeemed within four years of purchase will be subject to a CDSC at the rates set forth below charged as a percentage of the dollar amount subject thereto. Class A share purchases of $1,000,000 or more and Class C shares that are redeemed within one year of purchase will be subject to a CDSC of 1% as are Class A share purchases by certain retirement plans (see "Alternative Purchase Agreements - Group Retirement Plans" below). The charge will be assessed on an amount equal to the lesser of the cost of the shares being redeemed or their NAV at the time of redemption. Accordingly, no sales charge will be imposed on increases in NAV above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions.

     To illustrate, assume that an investor purchased 10,000 Class B shares at $10 per share (at a cost of $100,000) and in the second year after purchase, the NAV per share is $12 and, during such time, the investor has acquired 1,000 additional Class B shares upon dividend reinvestment. If at such time the investor makes his or her first redemption of 5,000 Class B shares (proceeds of $60,000), 1,000 Class B shares will not be subject to the charge because of dividend reinvestment. With respect to the remaining 4,000 Class B shares, the charge is applied only to the original cost of $10 per share and not to the increase in NAV of $2 per share. Therefore, $40,000 of the $60,000 redemption proceeds will be charged at a rate of 3.0% (the applicable rate in the second year after purchase as set forth below).

     For Class B shares, the amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of Class B shares until the time of redemption of such shares.

                                        Contingent Deferred Sales Charge
         Year                            for the Fund as a % of Dollar
         Since Purchase                     Amount Subject to Charge
         --------------                     ------------------------

         First                                       4.0%
         Third                                       2.0%
         Fourth                                      1.0%
         Fifth and Thereafter                        None

     In determining the CDSC applicable to a redemption of Class B and Class C shares, it will be assumed that the redemption is, first, of any shares that are not subject to a CDSC (for example, because the shares were acquired upon the reinvestment of dividends or distributions) and, second, of shares held longest during the time they are subject to the sales charge. When shares acquired in an exchange are redeemed, the applicable CDSC and conversion schedules will be the schedules that applied at the time of the purchase of shares of the corresponding class of the AllianceBernstein Mutual Fund originally purchased by the shareholder.

     Proceeds from the CDSC are paid to the Principal Underwriter and are used by the Principal Underwriter to defray the expenses of the Principal Underwriter related to providing distribution-related services to the Fund in connection with the sale of Fund shares, such as the payment of compensation to selected dealers and agents for selling Fund shares. The combination of the CDSC and the distribution services fee enables the Fund to sell shares without a sales charge being deducted at the time of purchase.

     The CDSC is waived on redemptions of shares (i) following the death or disability, as defined in the Internal Revenue Code of 1986, as amended (the "Code"), of a shareholder, (ii) to the extent that the redemption represents a minimum required distribution from an individual retirement account or other retirement plan to a shareholder that has attained the age of 70-1/2, (iii) that had been purchased by present or former Directors of the Company, by the relative of any such person, by any trust, individual retirement account or retirement plan account for the benefit of any such person or relative, or by the estate of any such person or relative, (iv) pursuant to, and in accordance with, a systematic withdrawal plan (see "Sales Charge Reduction Programs--Systematic Withdrawal Plan" below), (v) to the extent that the redemption is necessary to meet a plan participant's or beneficiary's request for a distribution or loan from a group retirement plan or to accommodate a plan participant's or beneficiary's direction to reallocate his or her plan account among other investment alternatives available under a group retirement plan,
(vi) for Class C shares, sold through programs offered by financial intermediaries and approved by ABIRM where such programs offer only shares which are not subject to a CDSC, where the financial intermediary establishes a single omnibus account for the Fund, or in the case of a group retirement plan, a single account for each plan and where no advance commission is paid to any financial intermediary in connection with the purchase of such shares or (vii) for permitted exchanges of shares.

Class R Shares
--------------

     Class R shares are offered only to group retirement plans that have plan assets of up to $10 million. Class R shares are not available to retail non-retirement accounts, traditional or Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs, individual 403(b) plans and to AllianceBernstein sponsored retirement products. Class R shares incur a .50% distribution services fee and thus have a higher expense ratio than Class A shares, Class K shares and Class I shares and pay correspondingly lower dividends than Class A, Class K shares and Class I shares.

Class K Shares
--------------

     Class K shares are available at NAV to group retirement plans that have plan assets of at least $1 million. Class K shares generally are not available to retail non-retirement accounts, traditional and ROTH IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs, individual 403(b) plans and AllianceBernstein sponsored retirement products. Class K shares do not have an initial sales charge or CDSC but incur a .25% distribution services fee and thus (i) have a lower expense ratio than Class R shares and pay correspondingly higher dividends than Class R shares and (ii) have a higher expense ratio than Class I shares and pay correspondingly lower dividends than Class I shares.

Class I Shares
--------------

     Class I shares are available at NAV to all group retirement plans that have plan assets in excess of $10 million and to certain investment advisory clients of, and certain other persons associated with, Alliance and its affiliates. Class I shares generally are not available to retail non-retirement accounts, traditional and ROTH IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs, individual 403(b) plans and AllianceBernstein sponsored retirement products. Class I shares do not incur any distribution services fees and will thus have a lower expense ratio and pay correspondingly higher dividends than Class R and Class K shares.

Advisor Class Shares
--------------------

     Advisor Class shares of the Fund may be purchased and held solely (i) through accounts established under fee-based programs, sponsored and maintained by registered broker-dealers or other financial intermediaries and approved by the Principal Underwriter, (ii) through self-directed defined contribution employee benefit plans (e.g., 401(k) plans) that have at least $10 million in assets and are purchased directly by the plan without the involvement of a financial intermediary, (iii) by the categories of investors described in clauses (i) through (iv) under "Class A Shares -- Sales at NAV" (other than officers, directors and present and full-time employees of selected dealers or agents, or relatives of such person, or any trust, individual retirement account or retirement plan account for the benefit of such relative, none of whom is eligible on the basis solely of such status to purchase and hold Advisor Class shares), or (iv) by directors and present or retired full-time employees of CB Richard Ellis, Inc. Generally, a fee-based program must charge an asset-based or other similar fee and must invest at least $250,000 in Advisor Class shares of the Fund in order to be approved by the Principal Underwriter for investment in Advisor Class shares. A transaction fee may be charged by your financial intermediary with respect to the purchase, sale or exchange of Advisor Class shares made through such financial intermediary. Advisor Class shares do not incur any distribution services fees, and will thus have a lower expense ratio and pay correspondingly higher dividends than Class A, Class B, Class C, Class R or Class K shares.

Conversion of Advisor Class Shares to Class A Shares
----------------------------------------------------

     Advisor Class shares may be held solely through the fee-based program accounts, employee benefit plans, qualified state tuition programs and registered investment advisory or other financial intermediary relationships described above under "Purchase of Shares--Advisor Class Shares," and by investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund. If (i) a holder of Advisor Class shares ceases to participate in the fee-based program or plan, that satisfies the requirements to purchase shares set forth under "Purchase of Shares--Advisor Class Shares" or (ii) the holder is otherwise no longer eligible to purchase Advisor Class shares as described in the Prospectuses and this SAI (each, a "Conversion Event"), then all Advisor Class shares held by the shareholder will convert automatically to Class A shares of the Fund during the calendar month following the month in which the Fund is informed of the occurrence of the Conversion Event. The Fund will provide the shareholder with at least 30 days' notice of the conversion. The failure of a shareholder or a fee-based program to satisfy the minimum investment requirements to purchase Advisor Class shares will not constitute a Conversion Event. The conversion would occur on the basis of the relative NAVs of the two classes and without the imposition of any sales load, fee or other charge. Class A shares currently bear a .30% distribution services fee. Advisor Class shares do not have any distribution services fee. As a result, Class A shares have a higher expense ratio and may pay correspondingly lower dividends and have a lower NAV than Advisor Class shares.

     The conversion of Advisor Class shares to Class A shares is subject to the continuing availability of an opinion of counsel to the effect that the conversion of Advisor Class shares to Class A shares does not constitute a taxable event under federal income tax law. The conversion of Advisor Class shares to Class A shares may be suspended if such an opinion is no longer available at the time such conversion is to occur. In that event, the Advisor Class shareholder would be required to redeem his Advisor Class shares, which would constitute a taxable event under federal income tax law.

Alternative Purchase Arrangements - Group Retirement Plans
----------------------------------------------------------

     The Fund offers special distribution arrangements for group retirement plans. However, plan sponsors, plan fiduciaries and other financial intermediaries may establish requirements as to the purchase, sale or exchange of shares of the Fund, including maximum and minimum initial investment requirements, that are different from those described in this SAI. Group retirement plans also may not offer all classes of shares of the Fund. In order to enable participants investing through group retirement plans to purchase shares of the Fund, the maximum and minimum investment amounts may be different for shares purchased through group retirement plans from those described herein. In addition, the Class A, Class B and Class C CDSC may be waived for investments made through certain group retirement plans. Therefore, plan sponsors or fiduciaries may not adhere to these share class eligibility standards as set forth in the Prospectuses and this SAI. The Fund is not responsible for, and has no control over, the decision of any plan sponsor or fiduciary to impose such differing requirements.

     Class A Shares. Class A shares are available at NAV to all AllianceBernstein sponsored group retirement plans, regardless of size, and to the AllianceBernstein Link, AllianceBernstein Individual 401(k) and AllianceBernstein SIMPLE IRA plans with at least $250,000 in plan assets or 100 or more employees. Effective June 30, 2005, for the purposes of determining whether a SIMPLE IRA plan has at least $250,000 in plan assets, all of the SIMPLE IRAs of an employer's employees are aggregated. ABIRM measures the asset levels and number of employees in these plans once monthly. Therefore, if a plan that is not initially eligible for Class A shares meets the asset level or number of employees required for Class A eligibility, ABIRM may not initially fill orders with Class A shares if an order is received prior to its monthly measurement of assets and employees. If the plan terminates the Fund as an investment option within one year, then all plan purchases of Class A shares will be subject to a 1%, 1-year CDSC on redemption.

     Class A shares are also available at NAV to group retirement plans with plan assets in excess of $10 million. The 1%, 1-year CDSC also generally applies. However, the 1%, 1-year CDSC may be waived if the financial intermediary agrees to waive all commissions or other compensation paid in connection with the sale of such shares (typically up to a 1% advance payment for sales of Class A shares at NAV) other than the service fee paid pursuant to the Fund's Rule 12b-1 Plan.

     Class B Shares. Class B shares are generally not available for purchase by group retirement plans. However, Class B shares may continue to be purchased by group retirement plans that have already selected Class B shares as an investment alternative under their plan prior to September 2, 2003.

     Class C Shares. Class C shares are available to AllianceBernstein Link, AllianceBernstein Individual 401(k) and AllianceBernstein SIMPLE IRA plans with less than $250,000 in plan assets and less than 100 employees. Class C shares are also available to group retirement plans with plan assets of less than $1 million. If an AllianceBernstein Link, AllianceBernstein Individual 401(k) or AllianceBernstein SIMPLE IRA plan holding Class C shares becomes eligible to purchase Class A shares at NAV, the plan sponsor or other appropriate fiduciary of such plan may request ABIRM in writing to liquidate the Class C shares and purchase Class A shares with the liquidation proceeds. Any such liquidation and repurchase may not occur before the expiration of the 1-year period that begins on the date of the plan's last purchase of Class C shares.

     Class R Shares. Class R shares are available to certain group retirement plans with plan assets of at up to $10 million. Class R shares are not subject to front-end sales charge or CDSC, but are subject to a .50% distribution fee.

     Class K Shares. Class K shares are available to certain group retirement plans with plan assets of at least $1 million. Class K shares are not subject to a front-end sales charge or CDSC, but are subject to a .25% distribution fee.

     Class I Shares. Class I shares are available to certain group retirement plans with plan assets of at least $10 million and certain institutional clients of Alliance who invest at least $2 million in a Fund. Class I shares are not subject to a front-end sales charge, CDSC or a distribution fee.

Choosing a Class of Shares for Group Retirement Plans
-----------------------------------------------------

     Plan sponsors, plan fiduciaries and other financial intermediaries may establish requirements as to the purchase, sale or exchange of shares of the Fund, including maximum and minimum initial investment requirements, that are different from those described in this SAI. Plan fiduciaries should consider how these requirements differ from the Fund's share class eligibility criteria before determining whether to invest.

     It is expected that the Fund will eventually offer only Class R, Class K and Class I shares to group retirement plans. Currently, the Fund also makes its Class A shares available at NAV to group retirement plans with plan assets in excess of $10 million. Unless waived under the circumstances described above, a 1%, 1-year CDSC applies to the sale of Class A shares by a plan. Because Class K shares have no CDSC and lower 12b-1 distribution fees and Class I shares have no CDSC and Rule 12b-1 distribution fees, plans should consider purchasing Class K or Class I shares, if eligible, rather than Class A shares.

     In selecting among the Class A, Class K and Class R shares, plans purchasing shares through a financial intermediary that is not willing to waive advance commission payments (and therefore are not eligible for the waiver of the 1%, 1-year CDSC applicable to Class A shares) should weigh the following:

     o the lower Rule 12b-1 distribution fees (0.30%) and the 1%, 1-year CDSC with respect to Class A shares;

     o the higher Rule 12b-1 distribution fees (0.50%) and the absence of a CDSC with respect to Class R shares; and

     o the lower Rule 12b-1 distribution fees (0.25%) and the absence of a CDSC with respect to Class K shares.

     Because Class A and Class K shares have lower Rule 12b-1 distribution fees than Class R shares, plans should consider purchasing Class A or Class K shares, if eligible, rather than Class R shares.

     As described above, while Class B shares are generally not available to group retirement plans, Class B shares are available for continuing contributions from plans that have already selected Class B shares as an investment option under their plans prior to September 2, 2003. Plans should weigh the fact that Class B shares will convert to Class A shares after a period of time against the fact that Class A, Class R, Class K and Class I shares have lower expenses, and therefore higher returns, than Class B shares, before determining which class to make available to its plan participants.

Sales Charge Reduction Programs
-------------------------------

     The AllianceBernstein Mutual Funds offer shareholders various programs through which shareholders may obtain reduced sales charges or reductions in CDSC through participation in such programs. In order for shareholders to take advantage of the reductions available through the combined purchase privilege, rights of accumulation and letters of intent, the Fund must be notified by the shareholder or his or her financial intermediary that they qualify for such a reduction. If the Fund is not notified that a shareholder is eligible for these reductions, the Fund will be unable to ensure that the reduction is applied to the shareholder's account.

     Combined Purchase Privilege. Shareholders may qualify for the sales charge reductions by combining purchases of shares of the Fund into a single "purchase." By combining such purchases, shareholders may be able to take advantage of the quantity discounts described under "Alternative Purchase Arrangements - Class A Shares." A "purchase" means a single purchase or concurrent purchases of shares of the Fund or any other AllianceBernstein Mutual Fund, including AllianceBernstein Institutional Funds, by (i) an individual, his or her spouse, or the individual's children under the age of 21 years purchasing shares of the Fund for his, her or their own account(s), including certain CollegeBoundfund accounts; (ii) a single purchase by a trustee or other fiduciary purchasing shares for a single trust, estate or single fiduciary account with one or more beneficiaries involved; or (iii) the employee benefit plans of a single employer. The term "purchase" also includes purchases by any "company," as the term is defined in the 1940 Act, but does not include purchases by any such company which has not been in existence for at least six months or which has no purpose other than the purchase of shares of the Fund or shares of other registered investment companies at a discount. The term "purchase" does not include purchases by any group of individuals whose sole organizational nexus is that the participants therein are credit card holders of a company, policy holders of an insurance company, customers of either a bank or broker-dealer or clients of an investment adviser.

     Currently, the AllianceBernstein Mutual Funds include:

AllianceBernstein Americas Government Income Trust, Inc. AllianceBernstein Balanced Shares, Inc.
AllianceBernstein Blended Style Series, Inc.
  -AllianceBernstein 2000 Retirement Strategy
  -AllianceBernstein 2005 Retirement Strategy
  -AllianceBernstein 2010 Retirement Strategy
  -AllianceBernstein 2015 Retirement Strategy
  -AllianceBernstein 2020 Retirement Strategy
  -AllianceBernstein 2025 Retirement Strategy
  -AllianceBernstein 2030 Retirement Strategy
  -AllianceBernstein 2035 Retirement Strategy
  -AllianceBernstein 2040 Retirement Strategy
  -AllianceBernstein 2045 Retirement Strategy
  -U.S. Large Cap Portfolio
AllianceBernstein Bond Fund, Inc.
  -AllianceBernstein Corporate Bond Portfolio
  -AllianceBernstein Intermediate Bond Portfolio -AllianceBernstein U.S. Government Portfolio
AllianceBernstein Cap Fund, Inc.
  -AllianceBernstein Small Cap Growth Portfolio
AllianceBernstein Emerging Market Debt Fund, Inc. AllianceBernstein Exchange Reserves
AllianceBernstein Focused Growth & Income Fund, Inc. AllianceBernstein Global Health Care Fund, Inc.
AllianceBernstein Global Research Growth Fund, Inc. AllianceBernstein Global Strategic Income Trust, Inc. AllianceBernstein Global Technology Fund, Inc.
AllianceBernstein Greater China `97 Fund, Inc.
AllianceBernstein Growth and Income Fund, Inc.
AllianceBernstein High Yield Fund, Inc.
AllianceBernstein International Growth Fund, Inc. AllianceBernstein International Research Growth Fund, Inc. AllianceBernstein Large Cap Growth Fund, Inc.
AllianceBernstein Mid-Cap Growth Fund, Inc.
AllianceBernstein Multi-Market Strategy Trust, Inc. AllianceBernstein Municipal Income Fund, Inc.
  -California Portfolio
  -Insured California Portfolio
  -Insured National Portfolio
  -National Portfolio
  -New York Portfolio
AllianceBernstein Municipal Income Fund II
  -Arizona Portfolio
  -Florida Portfolio
  -Massachusetts Portfolio
  -Michigan Portfolio
  -Minnesota Portfolio
  -New Jersey Portfolio
  -Ohio Portfolio
  -Pennsylvania Portfolio
  -Virginia Portfolio
AllianceBernstein Real Estate Investment Fund, Inc.
AllianceBernstein Trust
  -AllianceBernstein Global Value Fund
  -AllianceBernstein International Value Fund
  -AllianceBernstein Small/Mid Cap Value Fund
  -AllianceBernstein Value Fund
AllianceBernstein Utility Income Fund, Inc.
The AllianceBernstein Portfolios
  -AllianceBernstein Balanced Wealth Strategy
  -AllianceBernstein Growth Fund
  -AllianceBernstein Tax-Managed Balanced Wealth Strategy -AllianceBernstein Tax-Managed Wealth Appreciation Strategy -AllianceBernstein Tax-Managed Wealth Preservation Strategy -AllianceBernstein Wealth Appreciation Strategy -AllianceBernstein Wealth Preservation Strategy
Sanford C. Bernstein Fund, Inc.
  -AllianceBernstein Intermediate California Municipal Portfolio -AllianceBernstein Intermediate Diversified Municipal Portfolio -AllianceBernstein Intermediate New York Municipal Portfolio -AllianceBernstein International Portfolio
  -AllianceBernstein Short Duration Portfolio
  -AllianceBernstein Tax-Managed International Portfolio

     Prospectuses for the AllianceBernstein Mutual Funds may be obtained without charge by contacting AGIS at the address or the "For Literature" telephone number shown on the front cover of this SAI.

     Cumulative Quantity Discount (Right of Accumulation). An investor's purchase of additional Class A shares of the Fund may be combined with the value of the shareholder's existing accounts, thereby enabling the shareholder to take advantage of the quantity discounts described under "Alternative Purchase Arrangements - Class A Shares". In such cases, the applicable sales charge on the newly purchased shares will be based on the total of:

      (i) the investor's current purchase;

     (ii) the NAV (at the close of business on the previous day) of (a) all shares of the Fund held by the investor and (b) all shares held by the investor of any other AllianceBernstein Mutual Fund, including AllianceBernstein Institutional Funds and certain CollegeBoundfund accounts for which the investor, his or her spouse, or child under the age of 21 is the participant; and

    (iii) the NAV of all shares described in paragraph (ii) owned by another shareholder eligible to combine his or her purchase with that of the investor into a single "purchase" (see above).

     For example, if an investor owned shares of an AllianceBernstein Mutual Fund worth $200,000 at their then current NAV and, subsequently, purchased Class A shares of the Fund worth an additional $100,000, the sales charge for the $100,000 purchase would be at the 2.25% rate applicable to a single $300,000 purchase of shares of the Fund, rather than the 3.25% rate.

     Letter of Intent. Class A investors may also obtain the quantity discounts described under "Alternative Purchase Arrangements - Class A Shares" by means of a written Letter of Intent, which expresses the investor's intention to invest at least $100,000 in Class A shares of the Fund or any AllianceBernstein Mutual Fund within 13 months. Each purchase of shares under a Letter of Intent will be made at the public offering price or prices applicable at the time of such purchase to a single transaction of the dollar amount indicated in the Letter of Intent. At the investor's option, a Letter of Intent may include purchases of shares of the Fund or any other AllianceBernstein Mutual Fund made not more than 90 days prior to the date that the investor signs a Letter of Intent, in which case the 13-month period during which the Letter of Intent is in effect will begin on the date of that earliest purchase. However, sales charges will not be reduced for purchases made prior to the date the Letter of Intent is signed.

     Investors qualifying for the Combined Purchase Privilege described above may purchase shares of the AllianceBernstein Mutual Funds under a single Letter of Intent. For example, if at the time an investor signs a Letter of Intent to invest at least $100,000 in Class A shares of the Fund, the investor and the investor's spouse each purchase shares of the Fund worth $20,000 (for a total of $40,000), it will only be necessary to invest a total of $60,000 during the following 13 months in shares of the Fund or any other AllianceBernstein Mutual Fund, to qualify for the 3.25% sales charge on the total amount being invested (the sales charge applicable to an investment of $100,000).

     The Letter of Intent is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Letter of Intent is 5% of such amount. Shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in the name of the investor) to secure payment of the higher sales charge applicable to the shares actually purchased if the full amount indicated is not purchased, and such escrowed shares will be involuntarily redeemed at their then NAV to pay the additional sales charge, if necessary. Dividends on escrowed shares, whether paid in cash or reinvested in additional Fund shares, are not subject to escrow. When the full amount indicated has been purchased, the escrow will be released.

     Investors wishing to enter into a Letter of Intent in conjunction with their initial investment in Class A shares of the Fund can obtain a form of Letter of Intent by contacting AGIS at the address or telephone numbers shown on the cover of this SAI.

     Reinstatement Privilege. A shareholder who has redeemed any or all of his or her Class A or Class B shares of the Fund may reinvest all or any portion of the proceeds from that redemption in Class A shares of any AllianceBernstein Mutual Fund at NAV without any sales charge, provided that (i) such reinvestment is made within 120 calendar days after the redemption or repurchase date, and
(ii) for Class B shares, a CDSC has been paid and the Principal Underwriter has approved, at its discretion, the reinstatement of such shares. Shares are sold to a reinvesting shareholder at the NAV next determined as described above. A reinstatement pursuant to this privilege will not cancel the redemption or repurchase transaction; therefore, any gain or loss so realized will be recognized for federal income tax purposes except that no loss will be recognized to the extent that the proceeds are reinvested in shares of the Fund within 30 calendar days after the redemption or repurchase transaction. Investors may exercise the reinstatement privilege by written request sent to the Fund at the address shown on the cover of this SAI.

     Dividend Reinvestment Program. Shareholders may elect to have all income and capital gains distributions from their account paid to them in the form of additional shares of the same class of the Fund pursuant to the Fund's Dividend Reinvestment Program. No initial sales charge or CDSC will be imposed on shares issued pursuant to the Dividend Reinvestment Program. Shares issued under this program will have an aggregate NAV as of the close of business on the declaration date of the dividend or distribution equal to the cash amount of the distribution. Investors wishing to participate in the Dividend Reinvestment Program should complete the appropriate section of the Subscription Application. Current shareholders should contact AGIS to participate in the Dividend Reinvestment Program.

     In certain circumstances where a shareholder has elected to receive dividends and/or capital gain distributions in cash but the account has been determined to be lost due to mail being returned to us by the Postal Service as undeliverable, such shareholder's distributions option will automatically be placed within the Dividend Reinvestment Program for future distributions. No interest will accrue on amounts represented by uncashed distribution checks.

     Dividend Direction Plan. A shareholder who already maintains accounts in more than one AllianceBernstein Mutual Fund may direct that income dividends and/or capital gains paid by one AllianceBernstein Mutual Fund be automatically reinvested, in any amount, without the payment of any sales or service charges, in shares of the same class of the other AllianceBernstein Mutual Fund(s). Further information can be obtained by contacting AGIS at the address or the "For Literature" telephone number shown on the cover of this SAI. Investors wishing to establish a dividend direction plan in connection with their initial investment should complete the appropriate section of the Subscription Application. Current shareholders should contact AGIS to establish a dividend direction plan.

Systematic Withdrawal Plan
--------------------------

     General. Any shareholder who owns or purchases shares of the Fund having a current NAV of at least $5,000 may establish a systematic withdrawal plan under which the shareholder will periodically receive a payment in a stated amount of not less than $50 on a selected date. The $5,000 account minimum does not apply to a shareholder owning shares through an individual retirement account or other retirement plan who has attained the age of 70-1/2 who wishes to establish a systematic withdrawal plan to help satisfy a required minimum distribution. Systematic withdrawal plan participants must elect to have their dividends and distributions from the Fund automatically reinvested in additional shares of the Fund.

     Shares of the Fund owned by a participant in the Fund's systematic withdrawal plan will be redeemed as necessary to meet withdrawal payments and such payments will be subject to any taxes applicable to redemptions and, except as discussed below with respect to Class A, Class B and Class C shares, any applicable CDSC. Shares acquired with reinvested dividends and distributions will be liquidated first to provide such withdrawal payments and thereafter other shares will be liquidated to the extent necessary, and depending upon the amount withdrawn, the investor's principal may be depleted. A systematic withdrawal plan may be terminated at any time by the shareholder or the Fund.

     Withdrawal payments will not automatically end when a shareholder's account reaches a certain minimum level. Therefore, redemptions of shares under the plan may reduce or even liquidate a shareholder's account and may subject the shareholder to the Fund's involuntary redemption provisions. See "Redemption and Repurchase of Shares -- General." Purchases of additional shares concurrently with withdrawals are undesirable because of sales charges applicable when purchases are made. While an occasional lump-sum investment may be made by a holder of Class A shares who is maintaining a systematic withdrawal plan, such investment should normally be an amount equivalent to three times the annual withdrawal or $5,000, whichever is less.

     Payments under a systematic withdrawal plan may be made by check or electronically via the Automated Clearing House ("ACH") network. Investors wishing to establish a systematic withdrawal plan in conjunction with their initial investment in shares of the Fund should complete the appropriate portion of the Subscription Application, while current Fund shareholders desiring to do so can obtain an application form by contacting AGIS at the address or the "For Literature" telephone number shown on the cover of this SAI.

     CDSC Waiver for Class A Shares, Class B Shares and Class C Shares. Under the systematic withdrawal plan, up to 1% monthly, 2% bi-monthly or 3% quarterly of the value at the time of redemption of the Class A, Class B or Class C shares in a shareholder's account may be redeemed free of any CDSC.

     Class B shares that are not subject to a CDSC (such as shares acquired with reinvested dividends or distributions) will be redeemed first and will count toward the foregoing limitations. Remaining Class B shares that are held the longest will be redeemed next. Redemptions of Class B shares in excess of the foregoing limitations will be subject to any otherwise applicable CDSC.

     With respect to Class A and Class C shares, shares held the longest will be redeemed first and will count toward the foregoing limitations. Redemptions in excess of those limitations will be subject to any otherwise applicable CDSC.

Payments to Financial Advisors and Their Firms
----------------------------------------------

     Financial intermediaries market and sell shares of the Fund. These financial intermediaries employ financial advisors and receive compensation for selling shares of the Fund. This compensation is paid from various sources, including any sales charge, CDSC and/or Rule 12b-1 fee that you or the Fund may pay. Your individual financial advisor may receive some or all of the amounts paid to the financial intermediary that employs him or her.

     In the case of Class A shares, all or a portion of the initial sales charge that you pay may be paid by ABIRM to financial intermediaries selling Class A shares. ABIRM may also pay these financial intermediaries a fee of up to 1% on purchases of $1 million or more. Additionally, up to 100% of the Rule 12b-1 fees applicable to Class A shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class A shares.

     In the case of Class B shares, ABIRM may pay, at the time of your purchase, a commission to financial intermediaries selling Class B shares in an amount equal to 4% of your investment. Additionally, up to 30% of the Rule 12b-1 fees applicable to Class B shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class B shares.

     In the case of Class C shares, ABIRM may pay, at the time of your purchase, a commission to firms selling Class C shares in an amount equal to 1% of your investment. Additionally, up to 100% of the Rule 12b-1 fee applicable to Class C shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class C shares.

     In the case of Class R shares up to 100% of the Rule 12b-1 fee applicable to Class R shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class R shares.

     In the case of Class K shares, up to 100% of the Rule 12b-1 fee applicable to Class K shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class K shares.

     In the case of Advisor Class shares, your financial advisor may charge ongoing fees or transactional fees. ABIRM may pay a portion of "ticket" or other transactional charges.

     Your financial advisor's firm receives compensation from the Fund, ABIRM and/or Alliance in several ways from various sources, which include some or all of the following:

     o    upfront sales commissions

     o    12b-1 fees

     o    additional distribution support

     o    defrayal of costs for educational seminars and training

     o payments related to providing shareholder record-keeping and/or transfer agency services

     Please read your Prospectus carefully for information on this compensation.

Other Payments for Distribution Services and Educational Support
----------------------------------------------------------------

     In addition to the commissions paid to financial intermediaries at the time of sale and the fees described under "Asset-Based Sales Charges or Distribution and/or Service (Rule 12b-1) Fees," in your Prospectus, some or all of which may be paid to financial intermediaries (and, in turn, to your financial advisor), ABIRM, at its expense, currently provides additional payments to firms that sell shares of the AllianceBernstein Mutual Funds. Although the individual components may be higher and the total amount of payments made to each qualifying firm in any given year may vary, the total amount paid to a financial intermediary in connection with the sale of shares of the AllianceBernstein Mutual Funds will generally not exceed the sum of (a) 0.25% of the current year's fund sales by that firm and (b) 0.10% of average daily net assets attributable to that firm over the year. These sums include payments to reimburse directly or indirectly the costs incurred by these firms and their employees in connection with educational seminars and training efforts about the AllianceBernstein Mutual Funds for the firms' employees and/or their clients and potential clients. The costs and expenses associated with these efforts may include travel, lodging, entertainment and meals.

     For 2005, ABIRM's additional payments to these firms for distribution services and educational support related to the AllianceBernstein Mutual Funds is expected to be approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds, or approximately $17.5 million. In 2004, ABIRM paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $16 million for distribution services and educational support related to the AllianceBernstein Mutual Funds.

     A number of factors are considered in determining the additional payments, including each firm's AllianceBernstein Mutual Fund sales, assets and redemption rates, and the willingness and ability of the firm to give ABIRM access to its financial advisors for educational and marketing purposes. In some cases, firms will include the AllianceBernstein Mutual Funds on a "preferred list." ABIRM's goal is to make the financial advisors who interact with current and prospective investors and shareholders more knowledgeable about the AllianceBernstein Mutual Funds so that they can provide suitable information and advice about the funds and related investor services.

     The Fund and ABIRM also make payments for recordkeeping and other transfer agency services to financial intermediaries that sell AllianceBernstein Mutual Fund shares. Please see "Expenses of the Fund - Transfer Agency Agreement" above. These expenses paid by the Fund are included in "Other Expenses" under "Fees and Expenses of the Funds - Annual Fund Operating Expenses" in your Prospectus.

     If one mutual fund sponsor makes greater distribution assistance payments than another, your financial advisor and his or her firm may have an incentive to recommend one fund complex over another. Similarly, if your financial advisor or his or her firm receives more distribution assistance for one share class versus another, then they may have an incentive to recommend that class.

     Please speak with your financial advisor to learn more about the total amounts paid to your financial advisor and his or her firm by the Fund, Alliance, ABIRM and by sponsors of other mutual funds he or she may recommend to you. You should also consult disclosures made by your financial advisor at the time of purchase.

     ABIRM anticipates that the firms that will receive additional payments for distribution services and/or educational support include:

     Advest
     A.G. Edwards
     AIG Financial Advisors
     Ameriprise Financial Services
     AXA Advisors
     Banc of America
     Bank One Securities Corp.
     BNY Investment Center
     Charles Schwab
     Chase Investment Services
     Citicorp Investment Services
     Citigroup Global Markets
     Commonwealth Financial Network
     Independent Financial Marketing Group
     ING Advisors Network
     Legg Mason
     Lincoln Financial Advisors
     Linsco/Private Ledger
     McDonald Investments
     Merrill Lynch
     Morgan Stanley
     Mutual Service Corporation
     National Financial
     National Planning Holdings
     New England Securities
     PFS Investments
     Piper Jaffray
     Raymond James
     RBC Dain Rauscher
     Securities America
     Signator Investors
     SunTrust Bank
     UBS AG
     Uvest Financial Services
     Wachovia Securities
     Walnut Street Securities
     Wells Fargo Investments

     Although the Fund may use brokers and dealers who sell shares of the Fund to effect portfolio transactions, the Fund does not consider the sale of AllianceBernstein Mutual Fund shares as a factor when selecting brokers or dealers to effect portfolio transactions.

--------------------------------------------------------------------------------

                       REDEMPTION AND REPURCHASE OF SHARES

--------------------------------------------------------------------------------

     The following information supplements that set forth in your Prospectus under the heading "Investing in the Fund." If you are an Advisor Class shareholder through an account established under a fee-based program your fee-based program may impose requirements with respect to the purchase, sale or exchange of Advisor Class shares of the Fund that are different from those described herein. A transaction fee may be charged by your financial intermediary with respect to the purchase, sale or exchange of Advisor Class shares made through such financial intermediary. The Fund has authorized one or more brokers to receive on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Fund's behalf. In such cases, orders will receive the NAV next computed after such order is properly received by the authorized broker or designee and accepted by the Fund.

Redemption
----------

     Subject only to the limitations described below, the Company's Charter requires that the Fund redeem the shares tendered to it, as described below, at a redemption price equal to their NAV as next computed following the receipt of shares tendered for redemption in proper form. Except for any CDSC which may be applicable to Class A, Class B or Class C shares, there is no redemption charge. Payment of the redemption price normally will be made within seven days after the Fund's receipt of such tender for redemption. If a shareholder is in doubt about what documents are required by his or her fee-based program or employee benefit plan, the shareholder should contact his or her financial intermediary.

     The right of redemption may not be suspended or the date of payment upon redemption postponed for more than seven days after shares are tendered for redemption, except for any period during which the Exchange is closed (other than customary weekend and holiday closings) or during which the Commission determines that trading thereon is restricted, or for any period during which an emergency (as determined by the Commission) exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or for such other periods as the Commission may by order permit for the protection of security holders of the Fund.

     Payment of the redemption price normally will be made in cash. No interest will accrue on uncashed redemption checks. The value of a shareholder's shares on redemption or repurchase may be more or less than the cost of such shares to the shareholder, depending upon the market value of the Fund's portfolio securities at the time of such redemption or repurchase. Redemption proceeds on Class A, Class B and Class C shares will reflect the deduction of the CDSC, if any. Payment received by a shareholder upon redemption or repurchase of his shares, assuming the shares constitute capital assets in his hands, will result in long-term or short-term capital gains (or loss) depending upon the shareholder's holding period and basis in respect of the shares redeemed.

     To redeem shares of the Fund for which no share certificates have been issued, the registered owner or owners should forward a letter to the Fund containing a request for redemption. The Fund may require the signature or signatures on the letter to be Medallion Signature Guaranteed. Please contact AGIS to confirm whether a Medallion Signature Guarantee is needed.

     To redeem shares of the Fund represented by stock certificates, the investor should forward the appropriate stock certificate or certificates, endorsed in blank or with blank stock powers attached, to the Fund with the request that the shares represented thereby, or a specified portion thereof, be redeemed. The stock assignment form on the reverse side of each stock certificate surrendered to the Fund for redemption must be signed by the registered owner or owners exactly as the registered name appears on the face of the certificate or, alternatively, a stock power signed in the same manner may be attached to the stock certificate or certificates or, where tender is made by mail, separately mailed to the Fund. The signature or signatures on the assignment form must be guaranteed in the manner described above.

     Telephone Redemption By Electronic Funds Transfer. Each Fund shareholder is entitled to request redemption by electronic funds transfer (of shares for which no stock certificates have been issued) by telephone at (800) 221-5672 if the shareholder has completed the appropriate portion of the Subscription Application or, if an existing shareholder has not completed this portion, by an "Autosell" application obtained from AGIS (except for certain omnibus accounts). A telephone redemption request by electronic funds transfer may not exceed $100,000 and must be made by 4:00 p.m. Eastern time on a Fund business day as defined above. Proceeds of telephone redemptions will be sent by electronic funds transfer to a shareholder's designated bank account at a bank selected by the shareholder that is a member of the NACHA.

     Telephone Redemption By Check. Each Fund shareholder is eligible to request redemption by check of Fund shares for which no stock certificates have been issued by telephone at (800) 221-5672 before 4:00 p.m. Eastern time on a Fund business day in an amount not exceeding $50,000. Proceeds of such redemptions are remitted by check to the shareholder's address of record. A shareholder otherwise eligible for telephone redemption by check may cancel the privilege by written instruction to AGIS, or by checking the appropriate box on the Subscription Application.

     Telephone Redemptions - General. During periods of drastic economic, market, or other developments, such as the terrorist attacks on September 11, 2001, it is possible that shareholders would have difficulty in reaching AGIS by telephone (although no such difficulty was apparent at any time in connection with the attacks). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to AGIS at the address shown on the cover of this SAI. The Fund reserves the right to suspend or terminate its telephone redemption service at any time without notice. Telephone redemption is not available with respect to shares (i) for which certificates have been issued, (ii) held in nominee or "street name" accounts, (iii) held by a shareholder who has changed his or her address of record within the preceding 30 calendar days or (iv) held in any retirement plan account. Neither the Fund, the Adviser, the Principal Underwriter nor AGIS will be responsible for the authenticity of telephone requests for redemptions that the Fund reasonably believes to be genuine. The Fund will employ reasonable procedures in order to verify that telephone requests for redemptions are genuine, including, among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If the Fund did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions. Financial intermediaries may charge a commission for handling telephone requests for redemptions.

Repurchase
----------

     The Fund may repurchase shares through the Principal Underwriter or financial intermediaries. The repurchase price will be the NAV next determined after the Principal Underwriter receives the request (less the CDSC, if any, with respect to the Class A, Class B and Class C shares), except that requests placed through financial intermediaries before the close of regular trading on the Exchange on any day will be executed at the NAV determined as of such close of regular trading on that day if received by the Principal Underwriter prior to its close of business on that day (normally 5:00 p.m. Eastern time). The financial intermediary is responsible for transmitting the request to the Principal Underwriter by 5:00 p.m. Eastern time (certain financial intermediaries may enter into operating agreements permitting them to transmit purchase information that was received prior to the close of business to the Principal Underwriter after 5:00 p.m. Eastern time and receive that day's NAV). If the financial intermediary fails to do so, the shareholder's right to receive that day's closing price must be settled between the shareholder and that financial intermediary. A shareholder may offer shares of the Fund to the Principal Underwriter either directly or through a financial intermediary. Neither the Fund nor the Principal Underwriter charges a fee or commission in connection with the repurchase of shares (except for the CDSC, if any, with respect to Class A, Class B and Class C shares). Normally, if shares of the Fund are offered through a financial intermediary, the repurchase is settled by the shareholder as an ordinary transaction with or through the financial intermediary, who may charge the shareholder for this service. The repurchase of shares of the Fund as described above with respect to financial intermediaries is a voluntary service of the Fund and the Fund may suspend or terminate this practice at any time.

General
-------

     The Fund reserves the right to close out an account that has remained below $500 for 90 days. No CDSC will be deducted from the proceeds of this redemption. In the case of a redemption or repurchase of shares of the Fund recently purchased by check, redemption proceeds will not be made available until the Fund is reasonably assured that the check has cleared, normally up to 15 calendar days following the purchase date.

--------------------------------------------------------------------------------

                              SHAREHOLDER SERVICES

--------------------------------------------------------------------------------

     The following information supplements that set forth in your Prospectus under the heading "Investing in the Fund." The shareholder services set forth below are applicable to all classes of shares unless otherwise indicated. If you are an Advisor Class shareholder through an account established under a fee-based program or a shareholder in a group retirement plan, your fee-based program or retirement plan may impose requirements with respect to the purchase, sale or exchange of shares of the Fund that are different from those described herein.

Automatic Investment Program
----------------------------

     Investors may purchase shares of the Fund through an automatic investment program utilizing electronic funds transfer drawn on the investor's own bank account. Under such a program, pre-authorized monthly drafts for a fixed amount are used to purchase shares through the selected dealer or selected agent designated by the investor at the public offering price next determined after the Principal Underwriter receives the proceeds from the investor's bank. The monthly drafts must be in minimum amounts of either $50 or $200, depending on the investor's initial purchase. If an investor makes an initial purchase of at least $2,500, the minimum monthly amount for pre-authorized drafts is $50. If an investor makes an initial purchase of less than $2,500, the minimum monthly amount for pre-authorized drafts is $200 and the investor must commit to a monthly investment of at least $200 until the investor's account balance is $2,500 or more. In electronic form, drafts can be made on or about a date each month selected by the shareholder. Investors wishing to establish an automatic investment program in connection with their initial investment should complete the appropriate portion of the Subscription Application. Current shareholders should contact AGIS at the address or telephone numbers shown on the cover of this SAI to establish an automatic investment program.

     Shareholders committed to monthly investments of $25 or more through the Automatic Investment Program by October 15, 2004 are able to continue their program despite the $200 monthly minimum.

Exchange Privilege
------------------

     You may exchange your investment in the Fund for shares of the same class of other AllianceBernstein Mutual Funds (including AllianceBernstein Exchange Reserves, a money market fund managed by the Adviser) if the other AllianceBernstein Mutual Fund in which you wish to invest offers shares of the same class. In addition, (i) present officers and full-time employees of the Adviser, (ii) present Directors or Trustees of any AllianceBernstein Mutual Fund and (iii) certain employee benefit plans for employees of the Adviser, the Principal Underwriter, AGIS and their affiliates may, on a tax-free basis, exchange Class A shares of the Fund for Advisor Class shares of the Fund. Exchanges of shares are made at the NAV next determined and without sales or service charges. Exchanges may be made by telephone or written request. In order to receive a day's NAV, AGIS must receive and confirm a telephone exchange request by 4:00 p.m. Eastern time, on that day.

     Shares will continue to age without regard to exchanges for purpose of determining the CDSC, if any, upon redemption and, in the case of Class B shares, for the purpose of conversion to Class A shares. After an exchange, your Class B shares will automatically convert to Class A shares in accordance with the conversion schedule applicable to the Class B shares of the AllianceBernstein Mutual Fund you originally purchased for cash ("original shares"). When redemption occurs, the CDSC applicable to the original shares is applied.

     Please read carefully the prospectus of the AllianceBernstein Mutual Fund into which you are exchanging before submitting the request. Call AGIS at (800) 221-5672 to exchange uncertificated shares. Except with respect to exchanges of Class A shares of the Fund for Advisor Class shares of the Fund, exchanges of shares as described above in this section are taxable transactions for federal income tax purposes. The exchange service may be modified, restricted or terminated on 60 days' written notice.

     All exchanges are subject to the minimum investment requirements and any other applicable terms set forth in the prospectus for the AllianceBernstein Mutual Fund whose shares are being acquired. An exchange is effected through the redemption of the shares tendered for exchange and the purchase of shares being acquired at their respective NAVs as next determined following receipt by the AllianceBernstein Mutual Fund whose shares are being exchanged of (i) proper instructions and all necessary supporting documents as described in such fund's prospectus or (ii) a telephone request for such exchange in accordance with the procedures set forth in the following paragraph. Exchanges involving the redemption of shares recently purchased by check will be permitted only after the AllianceBernstein Mutual Fund whose shares have been tendered for exchange is reasonably assured that the check has cleared, normally up to 15 calendar days following the purchase date. Exchanges of shares of AllianceBernstein Mutual Funds will generally result in the realization of a capital gain or loss for federal income tax purposes.

     Each Fund shareholder and the shareholder's financial intermediary are authorized to make telephone requests for exchanges unless AGIS receives written instruction to the contrary from the shareholder, or the shareholder declines the privilege by checking the appropriate box on the Subscription Application. Such telephone requests cannot be accepted with respect to shares then represented by stock certificates. Shares acquired pursuant to a telephone request for exchange will be held under the same account registration as the shares redeemed through such exchange.

     Eligible shareholders desiring to make an exchange should telephone AGIS with their account number and other details of the exchange at (800) 221-5672 before 4:00 p.m., Eastern time, on a Fund business day as defined above. Telephone requests for exchange received before 4:00 p.m. Eastern time on a Fund business day will be processed as of the close of business on that day. During periods of drastic economic, market, or other developments, such as the terrorist attacks on September 11, 2001, it is possible that shareholders would have difficulty in reaching AGIS by telephone (although no such difficulty was apparent at any time in connection with the attacks). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to AGIS at the address shown on the cover of this SAI.

     A shareholder may elect to initiate a monthly "Auto Exchange" whereby a specified dollar amount's worth of his or her Fund shares (minimum $25) is automatically exchanged for shares of another AllianceBernstein Mutual Fund. Auto Exchange transactions normally occur on the 12th day of each month, or the Fund business day prior thereto.

     None of the AllianceBernstein Mutual Funds, the Adviser, the Principal Underwriter or AGIS will be responsible for the authenticity of telephone requests for exchanges that the Fund reasonably believes to be genuine. The Fund will employ reasonable procedures in order to verify that telephone requests for exchanges are genuine, including, among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If the Fund did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions. Financial intermediaries may charge a commission for handling telephone requests for exchanges.

     The exchange privilege is available only in states where shares of the AllianceBernstein Mutual Fund being acquired may be legally sold. Each AllianceBernstein Mutual Fund reserves the right, at any time on 60 days' written notice to its shareholders, to modify, restrict or terminate the exchange privilege.

Statements and Reports
----------------------

     Each shareholder of the Fund receives semi-annual and annual reports which include a portfolio of investments, financial statements and, in the case of the annual report, the report of the Fund's independent registered public accounting firm, PricewaterhouseCoopers LLP, as well as a confirmation of each purchase and redemption. By contacting his or her financial intermediary or AGIS, a shareholder can arrange for copies of his or her account statements to be sent to another person.

-------------------------------------------------------------------------------

                                 NET ASSET VALUE

--------------------------------------------------------------------------------

     The NAV is computed at the next close of regular trading on the Exchange (ordinarily 4:00 p.m. Eastern time) following receipt of a purchase or redemption order by the Fund on each Fund business day on which such an order is received and on such other days as the Board of Directors deems appropriate or necessary in order to comply with Rule 22c-1 under the 1940 Act. The Fund's NAV is calculated by dividing the value of the Fund's total assets, less its liabilities, by the total number of its shares then outstanding. A Fund business day is any weekday on which the Exchange is open for trading.

     In accordance with applicable rules under the 1940 Act and the Fund's pricing policies and procedures adopted by the Board of Directors (the "Pricing Policies"), portfolio securities are valued at current market value or at fair value. The Board of Directors has delegated to the Adviser, subject to the Board's continuing oversight, certain of its duties with respect to the Pricing Policies.

     With respect to securities for which market quotations are readily available, the market value of a security will be determined as follows:

     (a) securities listed on the Exchange or on a foreign securities exchange are valued at the last sale price reflected on the consolidated tape at the close of the Exchange or foreign securities exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day, then the security is valued in good faith at fair value by, or in accordance with procedures established by, the Board of Directors;

     (b) securities not listed on the Exchange or on a foreign securities exchange but listed on other national securities exchanges, are valued in accordance with paragraph (a) above and securities traded on The Nasdaq Stock Market, Inc. ("NASDAQ") are valued in accordance with the NASDAQ Official Closing Price;

     (c) securities traded on the Exchange or on a foreign securities exchange and on one or more other national or foreign securities exchanges, and securities not traded on the Exchange but traded on one or more other national or foreign securities exchanges are valued in accordance with paragraph (a) above, by reference to the principal exchange on which the securities are traded;

     (d) listed put or call options purchased by the Fund are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day;

     (e) open futures contracts and options thereon will be valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuations, the last available closing settlement price will be used;

     (f) securities traded in the over-the-counter market, including securities listed on a national securities exchange whose primary market is believed to be over-the-counter (but excluding securities traded on NASDAQ) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources;

     (g) U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days (unless in either case it is determined, in accordance with procedures established by the Board of Directors, that this method does not represent fair value);

     (h) fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service take into account many factors, including institutional size, trading in similar groups of securities and any developments related to specific securities. For securities where the Adviser has determined that an appropriate pricing service does not exist, such securities may be valued on the basis of a quoted bid price or spread from a major broker-dealer in such security;

     (i) mortgage-backed and asset-backed securities may be valued at prices obtained from a bond pricing service or at a price obtained from one or more of the major broker-dealers in such securities when such prices are believed to reflect the fair market value of such securities. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted bid price on a security;

     (j) OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker-dealer in such security; and

     (k) all other securities will be valued in accordance with readily available market quotations as determined in accordance with procedures established by the Board of Directors.

     The Fund values its securities at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Company's Board of Directors. When the Fund uses fair value pricing, it may take into account any factors it deems appropriate. The Fund may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets) and/or U.S. sector or broader stock market indices. The prices of securities used by the Fund to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

     The Fund expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security. The Fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. For example, the Fund believes that foreign security values may be affected by events that occur after the close of foreign securities markets. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

     Subject to the Board's oversight, the Company's Board has delegated responsibility for valuing the Fund's assets to Alliance. Alliance has established a Valuation Committee, which operates under the policies and procedures approved by the Board, to value the Fund's assets on behalf of the Fund. The Valuation Committee values Fund assets as described above.

     The Fund may suspend the determination of its NAV (and the offering and sale of shares), subject to the rules of the Commission and other governmental rules and regulations, at a time when: (1) the Exchange is closed, other than customary weekend and holiday closings, (2) an emergency exists as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it or to determine fairly the value of its net assets, or (3) for the protection of shareholders, the Commission by order permits a suspension of the right of redemption or a postponement of the date of payment on redemption.

     For purposes of determining the Fund's NAV per share, all assets and liabilities initially expressed in a foreign currency will be converted into U.S. Dollars at the mean of the current bid and asked prices of such currency against the U.S. Dollar last quoted by a major bank that is a regular participant in the relevant foreign exchange market or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks. If such quotations are not available as of the close of the Exchange, the rate of exchange will be determined in good faith by, or under the direction of, the Board of Directors.

     The assets attributable to the Class A, Class B, Class C, Class R, Class K, Class I and Advisor Class shares will be invested together in a single portfolio. The NAV of each class will be determined separately by subtracting the liabilities allocated to that class from the assets belonging to that class in conformance with the provisions of a plan adopted by the Fund in accordance with Rule 18f-3 under the 1940 Act.

------------------------------------------------------------------------------

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

------------------------------------------------------------------------------

     Until the Directors of the Company otherwise determine, each income dividend and capital gains distribution, if any, declared by the Fund on its outstanding shares will, at the election of each shareholder, be paid in cash or reinvested in additional full or fractional shares of the Fund. Election to receive dividends and distributions in cash or full or fractional shares is made at the time the shares are initially purchased and may be changed at any time prior to the record date for a particular dividend or distribution. Cash dividends can be paid by check or, if the shareholder so elects, electronically via the ACH network. There is no sales or other charge in connection with the reinvestment of dividends and capital gains distributions. Dividends paid by the Fund, if any, with respect to Class A, Class B, Class C, Class R, Class K, Class I and Advisor Class shares will be calculated in the same manner at the same time on the same day and will be in the same amount, except that the higher distribution services applicable to Class B and C shares, and any incremental transfer agency costs relating to Class B and Class C shares, will be borne exclusively by the class to which they relate.

United States Federal Income Taxation of Dividends and Distributions
--------------------------------------------------------------------

General
-------

     The Fund intends for each taxable year to qualify to be taxed as a "regulated investment company" under the Code. To so qualify, the Fund must, among other things, (i) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currency, certain other income (including, but not limited to, gains from options, futures or forward currency exchange contracts) derived with respect to its business of investing in stock, securities or currency or net income derived from interests in certain qualified publicly traded partnerships; and (ii) diversify its holdings so that, at the end of each quarter of its taxable year, the following two conditions are met: (a) at least 50% of the value of the Fund's assets is represented by cash, cash items, U.S. Government Securities, securities of other regulated investment companies and other securities with respect to which the Fund's investment is limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's assets and to not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of the Fund's assets is invested in securities of any one issuer (other than U.S. Government Securities or securities of other regulated investment companies).

     If the Fund qualifies as a regulated investment company for any taxable year and makes timely distributions to its shareholders of 90% or more of its investment company taxable income for that year (calculated without regard to its net capital gain, i.e., the excess of its net long-term capital gain over its net short-term capital loss) it will not be subject to federal income tax on the portion of its taxable income for the year (including any net capital gain) that it distributes to shareholders.

     The Fund will also avoid the 4% federal excise tax that would otherwise apply to certain undistributed income for a given calendar year if it makes timely distributions to shareholders equal to the sum of (i) 98% of its ordinary income for such year, (ii) 98% of its capital gain net income and foreign currency gains for the twelve-month period ending on October 31 of such year, and (iii) any ordinary income or capital gain net income from the preceding calendar year that was not distributed during such year. For this purpose, income or gain retained by the Fund that is subject to corporate income tax will be considered to have been distributed by the Fund during such year. For federal income and excise tax purposes, dividends declared and payable to shareholders of record as of a date in October, November or December but actually paid during the following January will be treated as if paid by the Fund on December 31 of such earlier calendar year, and will be taxable to these shareholders in the year declared, and not in the year in which the shareholders actually receive the dividend.

     The information set forth in the Prospectuses and the following discussion relate solely to the significant United States federal income taxes on dividends and distributions by the Fund and assumes that the Fund qualifies to be taxed as a regulated investment company. An investor should consult his or her own tax advisor with respect to the specific tax consequences of being a shareholder in the Fund, including the effect and applicability of federal, state, local and foreign tax laws to his or her own particular situation and the possible effects of changes therein.

Dividends and Distributions
---------------------------

     The Fund intends to make timely distributions of the Fund's taxable income (including any net capital gain) so that the Fund will not be subject to federal income and excise taxes. Dividends of the Fund's net ordinary income and distributions of any net realized short-term capital gain are taxable to shareholders as ordinary income. The investment objective of the Fund is such that only a small portion, if any, of the Fund's distributions is expected to qualify for the dividends-received deduction for corporate shareholders.

     Some or all of the distributions from the Fund may be treated as "qualified dividend income," taxable to individuals, trusts and estates at a maximum rate of 15% if paid on or before December 31, 2008 (5% for individuals, trusts and estates in lower tax brackets), provided that both the Fund and the shareholder satisfy certain holding period and other requirements. A distribution from the Fund will be treated as qualified dividend income to the extent that it is comprised of dividend income received by the Fund from taxable domestic corporations and certain qualified foreign corporations, and provided that the Fund meets certain holding period and other requirements with respect to the security paying the dividend. In addition, the shareholder must meet certain holding period requirements with respect to the shares of the Fund in order to take advantage of the 15% tax rate. To the extent distributions from the Fund are attributable to other sources, such as taxable interest or short-term capital gains, dividends paid by the Fund will not be eligible for the lower rates. The Fund will notify shareholders as to how much of the Fund's distributions, if any, would qualify for the reduced tax rate, assuming that the shareholder also satisfies the holding period requirements.

     Distributions of net capital gain are taxable as long-term capital gain, regardless of how long a shareholder has held shares in the Fund. Any dividend or distribution received by a shareholder on shares of the Fund will have the effect of reducing the NAV of such shares by the amount of such dividend or distribution. Furthermore, a dividend or distribution made shortly after the purchase of such shares by a shareholder, although in effect a return of capital to that particular shareholder, would be taxable to him or her as described above. Dividends are taxable in the manner discussed regardless of whether they are paid to the shareholder in cash or are reinvested in additional shares of the Fund.

     After the end of the calendar year, the Fund will notify shareholders of the federal income tax status of any distributions made by the Fund to shareholders during such year.

     Sales and Redemptions. Any gain or loss arising from a sale or redemption of Fund shares generally will be capital gain or loss if the Fund shares are held as a capital asset, and will be long-term capital gain or loss if the shareholder has held such shares for more than one year at the time of the sale or redemption; otherwise it will be short-term capital gain or loss. If a shareholder has held shares in the Fund for six months or less and during that period has received a distribution of net capital gain, any loss recognized by the shareholder on the sale of those shares during the six-month period will be treated as a long-term capital loss to the extent of the distribution. In determining the holding period of such shares for this purpose, any period during which a shareholder's risk of loss is offset by means of options, short sales or similar transactions is not counted.

     Any loss realized by a shareholder on a sale or exchange of shares of the Fund will be disallowed to the extent the shares disposed of are reacquired within a period of 61 days beginning 30 days before and ending 30 days after the shares are sold or exchanged. For this purpose, acquisitions pursuant to the Dividend Reinvestment Plan would constitute a reacquisition if made within the period. If a loss disallowed, then such loss will be reflected in an upward adjustment to the basis of the shares acquired.

     Qualified Plans. A dividend or capital gains distribution with respect to shares of the Fund held by a tax-deferred or qualified plan, such as an individual retirement account, section 403(b)(7) retirement plan or corporate pension or profit-sharing plan, generally will not be taxable to the plan. Distributions from such plans will be taxable to individual participants under applicable tax rules without regard to the character of the income earned by the qualified plan.

     Backup Withholding. Any distributions and redemption proceeds payable to a shareholder may be subject to "backup withholding" tax (currently at a rate of 28%) if such shareholder fails to provide the Fund with his or her correct taxpayer identification number, fails to make certain required certifications, or is notified by the Internal Revenue Service (the "IRS") that he or she is subject to backup withholding. Certain categories of shareholders, including all corporations, are exempt from such backup withholding. Backup withholding is not an additional tax; rather, a shareholder generally may obtain a refund of any amounts withheld under backup withholding rules that exceed such shareholder's income tax liability by filing a refund claim with the IRS, provided that the required information is furnished to the IRS.

     Foreign Taxes. Investment income received by the Fund from sources within foreign countries may be subject to foreign income taxes, including taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle the Fund to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund's assets to be invested within various countries is not known.

United States Federal Income Taxation of the Fund
-------------------------------------------------

     The following discussion relates to certain significant United States federal income tax consequences to the Fund with respect to the determination of its "investment company taxable income" each year. This discussion assumes that the Fund will be taxed as a regulated investment company for each of its taxable years.

     Options, Futures Contracts, and Forward Currency Exchange Contracts. Certain listed options, regulated futures contracts, and forward currency exchange contracts are considered "section 1256 contracts" for federal income tax purposes. Section 1256 contracts held by the Fund at the end of each taxable year will be "marked to market" and treated for federal income tax purposes as though sold for fair market value on the last business day of such taxable year. Gain or loss realized by the Fund on section 1256 contracts other than forward currency exchange contracts will be considered 60% long-term and 40% short-term capital gain or loss. Gain or loss realized by the Fund on forward currency exchange contracts will be treated as section 988 gain or loss and will therefore be characterized as ordinary income or loss and will increase or decrease the amount of the Fund's net investment income available to be distributed to shareholders as ordinary income, as described above. The Fund can elect to exempt its section 1256 contracts which are part of a "mixed straddle" (as described below) from the application of section 1256.

     Gain or loss realized by the Fund on the lapse or sale of put and call options on foreign currencies which are traded over-the-counter or on certain foreign exchanges will be treated as section 988 gain or loss and will therefore be characterized as ordinary income or loss and will increase or decrease the amount of the Fund's net investment income available to be distributed to shareholders as ordinary income, as described above. The amount of such gain or loss shall be determined by subtracting the amount paid, if any, for or with respect to the option (including any amount paid by the Fund upon termination of an option written by the Fund) from the amount received, if any, for or with respect to the option (including any amount received by the Fund upon termination of an option held by the Fund). In general, if the Fund exercises such an option on a foreign currency, or if such an option that the Fund has written is exercised, gain or loss on the option will be recognized in the same manner as if the Fund had sold the option (or paid another person to assume the Fund's obligation to make delivery under the option) on the date on which the option is exercised, for the fair market value of the option. The foregoing rules will also apply to other put and call options which have as their underlying property foreign currency and which are traded over-the-counter or on certain foreign exchanges to the extent gain or loss with respect to such options is attributable to fluctuations in foreign currency exchange rates.

     Tax Straddles. Any option, futures contract or other position entered into or held by the Fund in conjunction with any other position held by the Fund may constitute a "straddle" for federal income tax purposes. A straddle of which at least one, but not all, the positions are section 1256 contracts may constitute a "mixed straddle." In general, straddles are subject to certain rules that may affect the character and timing of the Fund's gains and losses with respect to straddle positions by requiring, among other things, that (i) loss realized on disposition of one position of a straddle not be recognized to the extent that the Fund has unrealized gains with respect to the other position in such straddle; (ii) the Fund's holding period in straddle positions be suspended while the straddle exists (possibly resulting in gain being treated as short-term capital gain rather than long-term capital gain); (iii) losses recognized with respect to certain straddle positions which are part of a mixed straddle and which are non-section 1256 positions be treated as 60% long-term and 40% short-term capital loss; (iv) losses recognized with respect to certain straddle positions which would otherwise constitute short-term capital losses be treated as long-term capital losses; and (v) the deduction of interest and carrying charges attributable to certain straddle positions may be deferred. Various elections are available to the Fund which may mitigate the effects of the straddle rules, particularly with respect to mixed straddles. In general, the straddle rules described above do not apply to any straddles held by the Fund all of the offsetting positions of which consist of section 1256 contracts.

     Currency Fluctuations -- "Section 988" Gains or Losses. Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss. Similarly, gains or losses from the disposition of foreign currencies, from the disposition of debt securities denominated in a foreign currency, or from the disposition of a forward currency exchange contract denominated in a foreign currency which are attributable to fluctuations in the value of the foreign currency between the date of acquisition of the asset and the date of disposition also are treated as ordinary income or loss. These gains or losses, referred to under the Code as "section 988" gains or losses, increase or decrease the amount of the Fund's investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund's net capital gain. Because section 988 losses reduce the amount of ordinary dividends the Fund will be allowed to distribute for a taxable year, such section 988 losses may result in all or a portion of prior dividend distributions for such year being recharacterized as a non-taxable return of capital to shareholders, rather than as an ordinary dividend, reducing each shareholder's basis in his or her Fund shares. To the extent that such distributions exceed such shareholder's basis, each will be treated as a gain from the sale of shares.

Other Taxes
-----------

     The Fund may be subject to other state and local taxes.

Taxation of Foreign Stockholders
--------------------------------

     The foregoing discussion relates only to United States federal income tax law as it affects shareholders who are United States citizens or residents or United States corporations. The effects of federal income tax law on shareholders who are non-resident alien individuals or foreign corporations may be substantially different. Foreign investors should therefore consult their counsel for further information as to the United States tax consequences of receipt of income from the Fund.

--------------------------------------------------------------------------------

                             PORTFOLIO TRANSACTIONS

--------------------------------------------------------------------------------

     Subject to the general oversight of the Board of Directors of the Company, the Adviser is responsible for the investment decisions and the placement of orders for portfolio transactions for the Fund. The Adviser determines the broker or dealer to be used in each specific transaction with the objective of negotiating a combination of the most favorable commission (for transactions on which a commission is payable) and the best price obtainable on each transaction (generally defined as "best execution"). In connection with seeking best price and execution, the Fund does not consider sales of shares of the Underlying Portfolios or other investment companies managed by the Adviser as a factor in the selection of brokers and dealers to effect portfolio transactions and has adopted a policy and procedures reasonably designed to preclude such considerations.

     When consistent with the objective of obtaining best execution, brokerage may be directed to persons or firms supplying investment information to the Adviser. There may be occasions where the transaction cost charged by a broker may be greater than that which another broker may charge if the Fund determines in good faith that the amount of such transaction cost is reasonable in relation to the value of the brokerage, research and statistical services provided by the executing broker.

     Neither the Fund nor the Adviser has entered into agreements or understandings with any brokers regarding the placement of securities transactions because of research services they provide. To the extent that such persons or firms supply investment information to the Adviser for use in rendering investment advice to the Fund, such information may be supplied at no cost to the Adviser, and therefore may have the effect of reducing the expenses of the Adviser in rendering advice to the Fund. While it is impossible to place an actual dollar value on such investment information, its receipt by the Adviser probably does not reduce the overall expenses of the Adviser to any material extent.

     The investment information provided to the Adviser is of the type described in Section 28(e)(3) of the Securities Exchange Act of 1934 and is designed to augment the Adviser's own internal research and investment strategy capabilities. Research services furnished by brokers through which the Fund effects securities transactions are used by the Adviser in carrying out its investment responsibilities with respect to all its client accounts.

     The Fund may deal in some instances in securities that are not listed on a national stock exchange but are traded in the over-the-counter market. The Fund may also purchase listed securities through the third market, i.e., from a dealer that is not a member of the exchange on which a security is listed. Where transactions are executed in the over-the-counter market or third market, the Fund will seek to deal with the primary market makers; but when necessary in order to obtain the best price and execution, it will utilize the services of others. In all cases, the Fund will attempt to negotiate best execution.

     The extent to which commissions that will be charged by broker-dealers selected by the Fund may reflect an element of value for research cannot presently be determined. To the extent that research services of value are provided by broker-dealers with or through whom the Fund places portfolio transactions, the Adviser may be relieved of expenses which it might otherwise bear. Research services furnished by broker-dealers could be useful and of value to the Adviser in servicing its other clients as well as the Fund; but, on the other hand, certain research services obtained by the Adviser as a result of the placement of portfolio brokerage of other clients could be useful and of value to it in serving the Fund.

     The Fund may from time to time place orders for the purchase or sale of securities (including listed call options) with SCB & Co., Advest or Sanford C. Bernstein, Ltd. ("SCB Ltd."), each an affiliate of the Adviser. In such instances, the placement of orders with such brokers would be consistent with the Fund's objective of obtaining best execution and would not be dependent upon the fact that SCB & Co., Advest or SCB Ltd. is an affiliate of the Adviser. With respect to orders placed with SCB & Co., Advest or SCB Ltd. for execution on a national securities exchange, commissions received must conform to Section 17(e)(2)(A) of the 1940 Act and Rule 17e-1 thereunder, which permit an affiliated person of a registered investment company (such as the Fund), or any affiliated person of such person, to receive a brokerage commission from such registered investment company provided that such commission is reasonable and fair compared to the commissions received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time.

     During the fiscal year ended August 31, 2005, the fiscal period ended September 30, 2004 and the fiscal year ended June 30, 2004, the Fund incurred brokerage commissions amounting in the aggregate to $113,480, $68,258 and $215,080, respectively. During the fiscal year ended August 31, 2005, and the fiscal period ended September 30, 2004 and the fiscal year ended June 30, 2004, brokerage commissions amounting in the aggregate to $74,386, $28,686 and $118,086, respectively, were paid to SCB & Co. During the fiscal year ended August 31, 2005, the fiscal period ended September 30, 2004 and the fiscal year ended June 30, 2004, the brokerage commissions paid to SCB & Co. constituted 65.55%, 42.03% and 54.90% of the Fund's aggregate brokerage commissions, respectively. During the fiscal year ended August 31, 2005, the fiscal period ended September 30, 2004 and the fiscal year ended June 30, 2004, of the Fund's aggregate dollar amount of brokerage transactions involving the payment of commissions, 42.10%, 46.57% and 53.07% were effected through SCB & Co. During the fiscal year ended August 31, 2005, the fiscal period ended September 30, 2004 and the fiscal year ended June 30, 2004, transactions in portfolio securities of the Fund aggregated $162,169,881, $42,641,928 and $164,781,387.
Brokerage commissions for the fiscal year ended August 31, 2005, and the fiscal period ended September 30, 2004 and the fiscal year ended June 30, 2004 of approximately $98,827, $60,359 and $149,982 were allocated to persons or firms supplying research services to the Fund or the Adviser.

Disclosure of Portfolio Holdings
--------------------------------

     The Company believes that the ideas of Alliance's investment staff should benefit the Fund and its shareholders, and does not want to afford speculators an opportunity to profit by anticipating Fund trading strategies or using Fund information for stock picking. However, the Company also believes that knowledge of the Fund's and the Underlying Portfolios' portfolio holdings can assist shareholders in monitoring their investment, making asset allocation decisions, and evaluating portfolio management techniques.

     Alliance has adopted, on behalf of the Fund and the Underlying Portfolios, policies and procedures relating to disclosure of that Underlying Portfolio's portfolio securities. The policies and procedures relating to disclosure of each Underlying Portfolio's portfolio securities are designed to allow disclosure of portfolio holdings information where necessary to the Underlying Portfolio's operation or useful to the Underlying Portfolio's shareholders, without compromising the integrity or performance of the Underlying Portfolio. Except when there are legitimate business purposes for selective disclosure and other conditions (designed to protect each Underlying Portfolio and its shareholders) are met, no Underlying Portfolio provides or permits others to provide information about the that Underlying Portfolio's portfolio holdings on a selective basis.

     Each Underlying Portfolio includes portfolio holdings information as required in regulatory filings and shareholder reports, discloses portfolio holdings information as required by federal or state securities laws and may disclose portfolio holdings information in response to requests by governmental authorities. In addition, Alliance posts portfolio holdings information on Alliance's website (www.AllianceBernstein.com). Alliance posts on the website a complete schedule of each Underlying Portfolio's portfolio securities, as of the last day of each calendar month, approximately 30 days after the end of that month. This posted information generally remains accessible on the website for three months. For each portfolio security, the posted information includes its name, the number of shares held by that Underlying Portfolio, the market value of the Underlying Portfolio's holdings, and the percentage of the Underlying Portfolio's assets represented by the Fund's holdings. In addition to the schedule of portfolio holdings, Alliance may post information about the number of securities each Underlying Portfolio holds, a summary of each Underlying Portfolio's top ten holdings (including name and the percentage of the Underlying Portfolio's assets invested in each holding), and a percentage breakdown of each Underlying Portfolio's investments by country, sector and industry, as applicable approximately 20 days after the end of the month. The day after portfolio holdings information is publicly available on the website, it may be mailed, e-mailed or otherwise transmitted to any person.

     Alliance may distribute or authorize the distribution of information about each Underlying Portfolio's portfolio holdings that is not publicly available, on the website or otherwise, to Alliance's employees and affiliates that provide services to such Underlying Portfolio. In addition, Alliance may distribute or authorize distribution of information about each Underlying Portfolio's portfolio holdings that is not publicly available, on the website or otherwise, to such Underlying Portfolio's service providers who require access to the information in order to fulfill their contractual duties relating to the Fund, to facilitate the review of the Underlying Portfolio by rating agencies, for the purpose of due diligence regarding a merger or acquisition, or for the purpose of effecting in-kind redemption of securities to facilitate orderly redemption of portfolio assets and minimal impact on remaining Fund shareholders. Alliance does not expect to disclose information about an Underlying Portfolio's portfolio holdings that is not publicly available to the Underlying Portfolio's individual or institutional investors or to intermediaries that distribute the Underlying Portfolio's shares. Information may be disclosed with any frequency and any lag, as appropriate.

     Before any non-public disclosure of information about an Underlying Portfolio's portfolio holdings is permitted, however, Alliance's Mutual Fund Compliance Director must determine that the Underlying Portfolio has a legitimate business purpose for providing the portfolio holdings information, that the disclosure is in the best interests of the Underlying Portfolio's shareholders, which may include the Fund, and that the recipient agrees or has a duty to keep the information confidential and agrees not to trade directly or indirectly based on the information or to use the information to form a specific recommendation about whether to invest in the Underlying Portfolio or any other security. Under no circumstances may Alliance or its affiliates receive any consideration or compensation for disclosing the information.

     Alliance has established procedures to ensure that each Underlying Portfolio's portfolio holdings information is only disclosed in accordance with these policies. Only Alliance's Mutual Fund Compliance Director (or his designee) may approve the disclosure, and then only if he or she and a designated senior officer in Alliance's product management group determines that the disclosure serves a legitimate business purpose of the Underlying Portfolio and is in the best interest of the Underlying Portfolio's shareholders, which may include the Fund. Alliance's Mutual Fund Compliance Director (or his designee) approves disclosure only after considering the anticipated benefits and costs to the Underlying Portfolio and its shareholders, the purpose of the disclosure, any conflicts of interest between the interests of the Underlying Portfolio and its shareholders and the interests of Alliance or any of its affiliates, and whether the disclosure is consistent with the policies and procedures governing disclosure. Only someone approved by Alliance's Mutual Fund Compliance Director (or his designee) may make approved disclosures of portfolio holdings information to authorized recipients. Alliance reserves the right to request certifications from senior officers of authorized recipients that the recipient is using the portfolio holdings information only in a manner consistent with Alliance's policy and any applicable confidentiality agreement. Alliance's Mutual Fund Compliance Director or another member of the compliance team reports all arrangements to disclose portfolio holdings information to the Company's Board of Directors on a quarterly basis. If the Board determines that disclosure was inappropriate, Alliance will promptly terminate the disclosure arrangement.

     In accordance with these procedures, each of the following third parties have been approved to receive information concerning each Underlying Portfolio's portfolio holdings: (i) each Underlying Portfolio's independent registered public accounting firm, for use in providing audit opinions; (ii) Data Communique International and, from time to time, other financial printers, for the purpose of preparing Fund regulatory filings; (iii) the Fund's and each Underlying Portfolio's custodian in connection with its custody of the Fund's assets and the Underlying Portfolio's assets; (iv) Institutional Shareholder Services, Inc. for proxy voting services; and (v) data aggregators, such as Vestek. Information may be provided to these parties at any time with no time lag. Each of these parties is contractually and/or ethically prohibited from sharing any portfolio holdings information unless specifically authorized.

--------------------------------------------------------------------------------

                               GENERAL INFORMATION

------------------------------------------------------------------------------

     The Company was originally organized in 2002 as a Maryland corporation under the name "Alliance Blended Style Series, Inc." The name of the Company was changed to "AllianceBernstein Blended Style Series, Inc." on March 31, 2003.

Capitalization
--------------

     The authorized capital stock of the Fund consists of 6,000,000,000 shares of Class A Common Stock, 6,000,000,000 shares of Class B Common Stock, 6,000,000,000 shares of Class C Common Stock, 6,000,000,000 shares of Class R Common Stock, 3,000,000,000 shares of Class K Common Stock, 3,000,000,000 shares of Class I Common Stock and 6,000,000,000 shares of Advisor Class Common Stock each having $.001 par value. All shares of the Fund, when issued, are fully paid and non-assessable. The Directors are authorized to reclassify and issue any unissued shares to any number of additional series and classes without shareholder approval. Accordingly, the Directors in the future, for reasons such as the desire to establish one or more additional portfolios with different investment objectives, policies or restrictions, may create additional classes or series of shares. Any issuance of shares of another class or series would be governed by the 1940 Act and the law of the State of Maryland. If shares of another series were issued in connection with the creation of a second portfolio, each share of either portfolio would normally be entitled to one vote for all purposes. Generally, shares of both portfolios would vote as a single series on matters, such as the election of Directors, that affected both portfolios in substantially the same manner. As to matters affecting each portfolio differently, such as approval of the Advisory Agreement and changes in investment policy, shares of each portfolio would vote as a separate series.

     It is anticipated that annual shareholder meetings will not be held; shareholder meetings will be held only when required by federal or state law. Shareholders have available certain procedures for the removal of Directors.

     A Fund shareholder will be entitled to share pro rata with other holders of the same class of shares all dividends and distributions arising from the Fund's assets and, upon redeeming shares, will receive the then current NAV of the Fund represented by the redeemed shares less any applicable CDSC. The Company is empowered to establish, without shareholder approval, additional portfolios, which may have different investment objectives and policies than those of the Fund, and additional classes of shares within the Fund. If an additional portfolio or class were established in the Company, each share of the portfolio or class would normally be entitled to one vote for all purposes. Generally, shares of each portfolio and class would vote together as a single class on matters, such as the election of Directors, that affect each portfolio and class in substantially the same manner. Each class of shares of the Fund has the same rights and is identical in all respects, except that each of Class A, Class B, Class C, Class R, Class K and Class I shares of the Fund bears its own distribution expenses and Class B shares and Advisor Class shares convert to Class A shares under certain circumstances. Each class of shares of the Fund votes separately with respect to the Fund's Rule 12b-1 distribution plan and other matters for which separate class voting is appropriate under applicable law. Shares are freely transferable, are entitled to dividends as determined by the Directors and, in liquidation of the Fund, are entitled to receive the net assets of the Fund.


     At the close of business on December 9, 2005 there were 4,107,043 Class A shares, 4,926,181 Class B shares, 2,768,445 Class C shares, 846 Class R shares, 820 Class K shares, 820 Class I shares and 945,430 Advisor Class shares of common stock of the Fund outstanding. To the knowledge of the Fund, the following persons owned of record or beneficially, 5% or more of a class of the outstanding shares of the Fund as of December 9, 2005:

                                                     No. of
Name and Address                                Shares of Class    % of Class
----------------                                ---------------    ----------
Class A
-------

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052                            603,834        14.70%

Class B
-------
Citigroup Global Markets
House Account
Attn: Cindy Tempesta
333 W. 34th Street, Floor 3
New York, NY 10001-2402                               535,152        10.86%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052                            488,447         9.91%

MLPF&S For the Sole Benefit of its Customers
Attn: Fund Admin
4800 Deer Lake Drive East,
2nd Floor
Jacksonville, FL 32246-6486                           913,698        18.54%


First Clearing LLC
Special Custody Acct. for the
Exclusive Benefit of Customer
10750 Wheat First Dr.
Glen Allen, VA  23060-9245                            357,734         7.26%

Class C
-------
Citigroup Global Markets
House Account
Attn: Cindy Tempesta
333 W. 34th St. Fl. 3
New York, NY  10001-2402                              199,637         7.22%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052                            206,432         7.46%

MLPF&S For the Sole Benefit of its Customers
Attn: Fund Admin
4800 Deer Lake Drive East,
2nd Floor
Jacksonville, FL 32246-6486                           938,260        33.91%

Class R
-------
Alliance Capital Management LP
Attn:  Raymond Cardosi
1 N. Lexington Ave.
White Plains, NY  10601-1712                              815        96.20%

Class K
-------
Alliance Capital Management LP
Attn:  Raymond Cardosi
1 N. Lexington Ave.
White Plains, NY  10601-1712                              812        99.01%

Class I
-------
Alliance Capital Management LP
Attn:  Raymond Cardosi
1 N. Lexington Ave.
White Plains, NY  10601-1712                              812        99.01%

Advisor Class
-------------
Merrill Lynch
Attn: Fund Admin
4800 Deer Lake Drive East
2nd Floor
Jacksonville, FL 32246-6486                            62,343         6.59%

Trust for Profit Sharing Plan for Employees
of Alliance Capital Management L.P. Plan H
Attn: Diana Marotta Floor 31
1345 Avenue of the Americas
New York, NY 10105                                    310,762        32.87%

Alliance Capital Management L.P.
Attn: Gerry Friscia, Controller
One North Lexington Ave.
White Plains, NY 10601-1712                            99,700        10.55%

Sanford C. Bernstein & Co., LLC
1 North Lexington Avenue
White Plains, NY 10601-1713                           315,178        33.33%

Custodian
---------

     The Bank of New York, One Wall Street, New York, NY 10286 ("BNY") will act as the Fund's custodian for the assets of the Fund but plays no part in deciding the purchase or sale of portfolio securities. Subject to the supervision of the Company's Directors, BNY may enter into sub-custodial agreements for the holding of the Fund's foreign securities.

Principal Underwriter
---------------------

     ABIRM, an indirect wholly-owned subsidiary of the Adviser, located at 1345 Avenue of the Americas, New York, New York 10105, is the principal underwriter of shares of the Fund. Under the Distribution Services Agreement, the Company has agreed to indemnify the Principal Underwriter, in the absence of its willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, against certain civil liabilities, including liabilities under the Securities Act.

Counsel
-------

     Legal matters in connection with the issuance of the shares of Common Stock offered hereby are passed upon by Seward & Kissel LLP, New York, New York.

Independent Registered Public Accounting Firm
---------------------------------------------

     PricewaterhouseCoopers LLP, 300 Madison Avenue, New York, New York 10017, serves as the independent registered public accounting firm for the Company.

Additional Information
----------------------

     Any shareholder inquiries may be directed to the shareholder's financial intermediary or to AGIS at the address or telephone numbers shown on the front cover of this SAI. This SAI does not contain all the information set forth in the Registration Statement filed by the Fund with the Commission. Copies of the Registration Statement may be obtained at a reasonable charge from the Commission or may be examined, without charge, at the offices of the Commission in Washington, D.C.

--------------------------------------------------------------------------------

                         FINANCIAL STATEMENTS AND REPORT
                OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------

     The financial statements of the Fund for the fiscal year ended August 31, 2005 and the report of PricewaterhouseCoopers LLP, independent registered public accounting firm, are incorporated herein by reference to the Fund's annual report. The annual report was filed on Form N-CSR with the Commission on November 10, 2005. It is available without charge upon request by calling AGIS at (800) 227-4618.

--------------------------------------------------------------------------------

                                   APPENDIX A:

                          FUTURES CONTRACTS, OPTIONS ON
                     FUTURES CONTRACTS, AND CURRENCY OPTIONS

--------------------------------------------------------------------------------

Futures Contracts
-----------------

     The Fund may enter into contracts for the purchase or sale for future delivery of foreign currencies. U.S. futures contracts have been designed by exchanges which have been designated "contracts markets" by the Commodity Futures Trading Commission ("CFTC"), and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. Futures contracts trade on a number of exchange markets, and, through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange. The Fund has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act and therefore is not subject to regulation as a pool operator under that Act.

     At the same time a futures contract is purchased or sold, the Fund must allocate cash or securities as a deposit payment ("initial deposit"). It is expected that the initial deposit would be approximately 1 1/2% to 5% of a contract's face value. Daily thereafter, the futures contract is valued and the payment of "variation margin" may be required, since each day the Fund would provide or receive cash that reflects any decline or increase in the contract's value.

     At the time of delivery of securities pursuant to such a contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different price or interest rate from that specified in the contract. In some (but not many) cases, securities called for by a futures contract may not have been issued when the contract was written.

     Although futures contracts by their terms call for the actual delivery or acquisition of securities, in most cases the contractual obligation is fulfilled before the date of the contract without having to make or take delivery of the securities. The offsetting of a contractual obligation is accomplished by buying (or selling, as the case may be) on a commodities exchange an identical futures contract calling for delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the securities. Since all transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, the Fund will incur brokerage fees when it purchases or sells futures contracts.

Stock Index Futures
-------------------

     The Fund may purchase and sell stock index futures as a hedge against movements in the equity markets. There are several risks in connection with the use of stock index futures by the Fund as a hedging device. One risk arises because of the imperfect correlation between movements in the price of the stock index futures and movements in the price of the securities which are the subject of the hedge. The price of the stock index futures may move more than or less than the price of the securities being hedged. If the price of the stock index futures moves less than the price of the securities which are the subject of the hedge, the hedge will not be fully effective but, if the price of the securities being hedged has moved in an unfavorable direction, the Fund would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the index future. If the price of the future moves more than the price of the stock, the Fund will experience either a loss or gain on the future which will not be completely offset by movements in the price of the securities which are subject to the hedge. To compensate for the imperfect correlation of movements in the price of securities being hedged and movements in the price of the stock index futures, the Fund may buy or sell stock index futures contracts in a greater dollar amount than the dollar amount of securities being hedged if the volatility over a particular time period of the prices of such securities has been greater than the volatility over such time period of the index, or if otherwise deemed to be appropriate by the Adviser. Conversely, the Fund may buy or sell fewer stock index futures contracts if the volatility over a particular time period of the prices of the securities being hedged is less than the volatility over such time period of the stock index, or it is otherwise deemed to be appropriate by the Adviser. It is also possible that, when the Fund has sold futures to hedge its portfolio against a decline in the market, the market may advance and the value of securities held in the Fund may decline. If this occurred, the Fund would lose money on the futures and also experience a decline in value in its portfolio securities. However, over time the value of a diversified portfolio should tend to move in the same direction as the market indices upon which the futures are based, although there may be deviations arising from differences between the composition of the Fund and the stocks comprising the index.

     Where futures are purchased to hedge against a possible increase in the price of stock before the Fund is able to invest its cash (or cash equivalents) in stocks (or options) in an orderly fashion, it is possible that the market may decline instead. If the Fund then concludes not to invest in stock or options at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the futures contract that is not offset by a reduction in the price of securities purchased.

     In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the stock index futures and the portion of the portfolio being hedged, the price of stock index futures may not correlate perfectly with movement in the stock index due to certain market distortions. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the index and futures markets. Secondly, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortion in the futures market, and because of the imperfect correlation between the movements in the stock index and movements in the price of stock index futures, a correct forecast of general market trends by the investment adviser may still not result in a successful hedging transaction over a short time frame.

     Positions in stock index futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Fund intends to purchase or sell futures only on exchanges or boards of trade where there appear to be active secondary markets, there is no assurance that a liquid secondary market on any exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures investment position, and in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge portfolio securities, such securities will not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset on a futures contract.

Options on Futures Contracts
----------------------------

     The Fund intends to purchase and write options on futures contracts for hedging purposes. The Fund is not a commodity pool and all transactions in futures contracts and options on futures contracts engaged in by the Fund must constitute bona fide hedging or other permissible transactions in accordance with the rules and regulations promulgated by the CFTC. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual foreign currency. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities. As with the purchase of futures contracts, when the Fund is not fully invested it may purchase a call option on a futures contract to hedge against adverse market conditions.

     The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the foreign currency which is deliverable upon exercise of the futures contract. If the futures price at expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the foreign currency which is deliverable upon exercise of the futures contract. If the futures price at expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of a foreign currency which the Fund intends to purchase. If a put or call option the Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Fund's losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

     The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, the Fund may purchase a put option on a futures contract to hedge the Fund's portfolio against the risk of rising interest rates.

     The amount of risk the Fund assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

Additional Risks of Options on Futures Contracts
and Forward Currency Exchange Contracts
---------------------------------------

     Unlike transactions entered into by the Fund in futures contracts, and forward currency exchange contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the SEC. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. Similarly, options on securities may be traded over-the-counter. In an over-the- counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option writer and a trader of forward currency exchange contracts could lose amounts substantially in excess of their initial investments, due to the margin and collateral requirements associated with such positions.

     In addition, futures contracts, options on futures contracts and forward currency exchange contracts may be traded on foreign exchanges. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (i) other complex foreign political and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume.

Additional Risks for Options on Foreign Currencies
--------------------------------------------------

     The Fund may purchase and write options on foreign currencies for hedging purposes in a manner similar to that in which futures contracts on foreign currencies, or forward currency exchange contracts, will be utilized. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Fund may purchase put options on the foreign currency. If the value of the currency does decline, the Fund will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to the Fund's position, it may forfeit the entire amount of the premium plus related transaction costs. Options on foreign currencies to be written or purchased by the Fund are traded on U.S. and foreign exchanges or over-the-counter.

     Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Fund may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Fund deriving from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Fund could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates.

     The Fund may write options on foreign currencies for the same types of hedging purposes. For example, where the Fund anticipates a decline in the dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received.

     Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, the Fund could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Fund to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Fund would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Fund also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

     The Fund intends to write covered call options on foreign currencies. A call option written on a foreign currency by the Fund is "covered" if the Fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if the Fund has a call on the same foreign currency and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash, U.S. Government securities and other high-grade liquid debt securities in a segregated account with its custodian.

     The Fund also intends to write call options on foreign currencies for cross-hedging purposes. An option that is cross- hedged is not covered, but is designed to provide a hedge against a decline in the U.S. Dollar value of a security which the Fund owns or has the right to acquire and which is denominated in the currency underlying the option due to an adverse change in the exchange rate. In such circumstances, the Fund collateralizes the option by maintaining in a segregated account with its custodian, cash or other high-grade liquid debt securities in an amount not less than the value of the underlying foreign currency in U.S. Dollars marked to market daily.

--------------------------------------------------------------------------------

                                   APPENDIX B:

                            STATEMENT OF POLICIES AND
                          PROCEDURES FOR VOTING PROXIES

--------------------------------------------------------------------------------

Introduction
------------


     As a registered investment adviser, Alliance Capital Management L.P. ("Alliance Capital", "we" or "us") has a fiduciary duty to act solely in the best interests of our clients. We recognize that this duty requires us to vote client securities in a timely manner and make voting decisions that are in the best interests of our clients. Consistent with these obligations, we will disclose our clients' voting records only to them and as required by mutual fund vote disclosure regulations. In addition, the proxy committees may, after careful consideration, choose to respond to surveys regarding past votes.


     This statement is intended to comply with Rule 206(4)-6 of the Investment Advisers Act of 1940. It sets forth our policies and procedures for voting proxies for our discretionary investment advisory clients, including investment companies registered under the Investment Company Act of 1940. This statement applies to Alliance Capital's growth and value investment groups investing on behalf of clients in both US and non-US securities.


Proxy Policies
--------------


     This statement is designed to be responsive to the wide range of proxy voting subjects that can have a significant effect on the investment value of the securities held in our clients' accounts. These policies are not exhaustive due to the variety of proxy voting issues that we may be required to consider. Alliance Capital reserves the right to depart from these guidelines in order to avoid voting decisions that we believe may be contrary to our clients' best interests. In reviewing proxy issues, we will apply the following general policies:


     Corporate Governance: Alliance Capital's proxy voting policies recognize the importance of good corporate governance in ensuring that management and the board of directors fulfill their obligations to the shareholders. We favor proposals promoting transparency and accountability within a company. We will vote for proposals providing for equal access to the proxy materials so that shareholders can express their views on various proxy issues. We also support the appointment of a majority of independent directors on key committees and separating the positions of chairman and chief executive officer. Finally, because we believe that good corporate governance requires shareholders to have a meaningful voice in the affairs of the company, we will support non-binding shareholder proposals that request that companies amend their by-laws to provide that director nominees be elected by an affirmative vote of a majority of the votes cast.


     Elections of Directors: Unless there is a proxy fight for seats on the Board or we determine that there are other compelling reasons for withholding votes for directors, we will vote in favor of the management proposed slate of directors. That said, we believe that directors have a duty to respond to shareholder actions that have received significant shareholder support. We may withhold votes for directors that fail to act on key issues such as failure to implement proposals to declassify boards, failure to implement a majority vote requirement, failure to submit a rights plan to a shareholder vote or failure to act on tender offers where a majority of shareholders have tendered their shares. In addition, we will withhold votes for directors who fail to attend at least seventy-five percent of board meetings within a given year without a reasonable excuse. Finally, we may withhold votes for directors of non-U.S. issuers where there is insufficient information about the nominees disclosed in the proxy statement.


     Appointment of Auditors: Alliance Capital believes that the company remains in the best position to choose the auditors and will generally support management's recommendation. However, we recognize that there may be inherent conflicts when a company's independent auditor performs substantial non-audit related services for the company. Although we recognize that there may be special circumstances that could lead to high levels of non-audit fees in some years, we would normally consider non-audit fees in excess of 70% of total fees paid to the auditing firm to be disproportionate. Therefore, absent unique circumstances, we may vote against the appointment of auditors if the fees for non-audit related services exceed 70% of the total fees paid by the company to the auditing firm or there are other reasons to question the independence of the company's auditors.


     Changes in Legal and Capital Structure: Changes in a company's charter, articles of incorporation or by-laws are often technical and administrative in nature. Absent a compelling reason to the contrary, Alliance Capital will cast its votes in accordance with the company's management on such proposals. However, we will review and analyze on a case-by-case basis any non-routine proposals that are likely to affect the structure and operation of the company or have a material economic effect on the company. For example, we will generally support proposals to increase authorized common stock when it is necessary to implement a stock split, aid in a restructuring or acquisition or provide a sufficient number of shares for an employee savings plan, stock option or executive compensation plan. However, a satisfactory explanation of a company's intentions must be disclosed in the proxy statement for proposals requesting an increase of greater than one hundred percent of the shares outstanding. We will oppose increases in authorized common stock where there is evidence that the shares will be used to implement a poison pill or another form of anti-takeover device.


     Corporate Restructurings, Mergers and Acquisitions: Alliance Capital believes proxy votes dealing with corporate reorganizations are an extension of the investment decision. Accordingly, we will analyze such proposals on a case-by-case basis, weighing heavily the views of our research analysts that cover the company and our investment professionals managing the portfolios in which the stock is held.


     Proposals Affecting Shareholder Rights: Alliance Capital believes that certain fundamental rights of shareholders must be protected. We will generally vote in favor of proposals that give shareholders a greater voice in the affairs of the company and oppose any measure that seeks to limit those rights. However, when analyzing such proposals we will weigh the financial impact of the proposal against the impairment of shareholder rights.


     Anti-Takeover Measures: Alliance Capital believes that measures that impede corporate transactions such as takeovers or entrench management not only infringe on the rights of shareholders but may also have a detrimental effect on the value of the company. We will generally oppose proposals, regardless of whether they are advanced by management or shareholders, the purpose or effect of which is to entrench management or excessively or inappropriately dilute shareholder ownership. Conversely, we support proposals that would restrict or otherwise eliminate anti-takeover or anti-shareholder measures that have already been adopted by corporate issuers. For example, we will support shareholder proposals that seek to require the company to submit a shareholder rights plan to a shareholder vote. We will evaluate, on a case-by-case basis, proposals to completely redeem or eliminate such plans. Furthermore, we will generally oppose proposals put forward by management (including the authorization of blank check preferred stock, classified boards and supermajority vote requirements) that appear to be anti-shareholder or intended as management entrenchment mechanisms.


     Executive Compensation: Alliance Capital believes that company management and the compensation committee of the board of directors should, within reason, be given latitude to determine the types and mix of compensation and benefit awards offered to company employees. Whether proposed by a shareholder or management, we will review proposals relating to executive compensation plans on a case-by-case basis to ensure that the long-term interests of management and shareholders are properly aligned. In general, we will analyze the proposed plans to ensure that shareholder equity will not be excessively diluted. With regard to stock award or option plans, we consider whether the option exercise prices are below the market price on the date of grant and whether an acceptable number of employees are eligible to participate in such programs. We will generally oppose plans that have below market value exercise prices on the date of issuance or permit repricing of underwater stock options without shareholder approval. Other factors such as the company's performance and industry practice will generally be factored into our analysis. We will support proposals requiring managements to submit severance packages that exceed 2.99 times the sum of an executive officer's base salary plus bonus that are triggered by a change in control to a shareholder vote. Finally, we will support shareholder proposals requiring companies to expense stock options because we view them as a large corporate expense that should be appropriately accounted for.


     Social and Corporate Responsibility: Alliance Capital will review and analyze on a case-by-case basis proposals relating to social, political and environmental issues to determine whether they will have a financial impact on shareholder value. We will vote against proposals that are unduly burdensome or result in unnecessary and excessive costs to the company. We may abstain from voting on social proposals that do not have a readily determinable financial impact on shareholder value.


Proxy Voting Procedures
-----------------------


Proxy Voting Committees
-----------------------


     Our growth and value investment groups have formed separate proxy voting committees to establish general proxy policies for Alliance Capital and consider specific proxy voting matters as necessary. These committees periodically review these policies and new types of corporate governance issues, and decide how we should vote on proposals not covered by these policies. When a proxy vote cannot be clearly decided by an application of our stated policy, the proxy committee will evaluate the proposal. In addition, the committees, in conjunction with the analyst that covers the company, may contact corporate management and interested shareholder groups and others as necessary to discuss proxy issues. Members of the committee include senior investment personnel and representatives of the Legal and Compliance Department. The committees may also evaluate proxies where we face a potential conflict of interest (as discussed below). Finally, the committees monitor adherence to these policies.


Conflicts of Interest
---------------------


     Alliance Capital recognizes that there may be a potential conflict of interest when we vote a proxy solicited by an issuer whose retirement plan we manage, or we administer, who distributes Alliance Capital sponsored mutual funds, or with whom we or an employee has another business or personal relationship that may affect how we vote on the issuer's proxy. Similarly, Alliance may have a potential material conflict of interest when deciding how to vote on a proposal sponsored or supported by a shareholder group that is a client. We believe that centralized management of proxy voting, oversight by the proxy voting committees and adherence to these policies ensures that proxies are voted with only our clients' best interests in mind. Additionally, we have implemented procedures to ensure that our votes are not the product of a material conflict of interests, including: (i) on an annual basis, the proxy committees will take reasonable steps to evaluate the nature of Alliance Capital's and our employees' material business and personal relationships (and those of our affiliates) with any company whose equity securities are held in client accounts and any client that has sponsored or has material interest in a proposal upon which we will be eligible to vote; (ii) requiring anyone involved in the decision making process to disclose to the chairman of the appropriate proxy committee any potential conflict that they are aware of (including personal relationships) and any contact that they have had with any interested party regarding a proxy vote; (iii) prohibiting employees involved in the decision making process or vote administration from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties; and (iv) where a material conflict of interests exists, reviewing our proposed vote by applying a series of objective tests and, where necessary, considering the views of third party research services to ensure that our voting decision is consistent with our clients' best interests.


     Because under certain circumstances Alliance Capital considers the recommendation of third party research services, the proxy committees will take reasonable steps to verify that any third party research service is in fact independent based on all of the relevant facts and circumstances. This includes reviewing the third party research service's conflict management procedures and ascertaining, among other things, whether the third party research service (i) has the capacity and competency to adequately analyze proxy issues; and (ii) can make such recommendations in an impartial manner and in the best interests of our clients.


Proxies of Certain Non-US Issuers
---------------------------------


     Proxy voting in certain countries requires "share blocking." Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting (usually one-week) with a designated depositary. During this blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients' custodian banks. Absent compelling reasons to the contrary, Alliance Capital believes that the benefit to the client of exercising the vote does not outweigh the cost of voting (i.e. not being able to sell the shares during this period). Accordingly, if share blocking is required we generally abstain from voting those shares.


     In addition, voting proxies of issuers in non-US markets may give rise to a number of administrative issues that may prevent Alliance Capital from voting such proxies. For example, Alliance Capital may receive meeting notices without enough time to fully consider the proxy or after the cut-off date for voting. Other markets require Alliance Capital to provide local agents with power of attorney prior to implementing Alliance Capital's voting instructions. Although it is Alliance Capital's policy to seek to vote all proxies for securities held in client accounts for which we have proxy voting authority, in the case of non-US issuers, we vote proxies on a best efforts basis.


Loaned Securities
-----------------


     Many clients of Alliance Capital have entered into securities lending arrangements with agent lenders to generate additional revenue. Alliance Capital will not be able to vote securities that are on loan under these types of arrangements. However, under rare circumstances, for voting issues that may have a significant impact on the investment, we may request that clients recall securities that are on loan if we determine that the benefit of voting outweighs the costs and lost revenue to the client or fund and the administrative burden of retrieving the securities.


Proxy Voting Records
--------------------


     You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein's web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission's web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

00250.0157 #624420v4

                                     PART C
                                OTHER INFORMATION

ITEM 23. Exhibits

     (a) (1) Articles of Incorporation of Registrant - Incorporated by reference to Exhibit (a) to the Registrant's Registration Statement on Form N-1A (File Nos. 333-87002 and 811-21081), filed with the Securities and Exchange Commission on April 26, 2002.

          (2) Articles Supplementary to the Articles of Incorporation of the Registrant dated July 31, 2003 and filed August 1, 2003 - Incorporated by reference to Exhibit (a)(2) to Post-Effective Amendment No. 2 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-87002 and 811-21081), filed with the Securities and Exchange Commission on October 9, 2003.

          (3) Articles Supplementary to the Articles of Incorporation of the Registrant dated January 18, 2005 and filed January 20, 2005 - Incorporated by reference to Exhibit (a)(3) to Post-Effective Amendment No. 6 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-87002 and 811-21081), filed with the Securities and Exchange Commission on January 31, 2005.

          (4) Articles Supplementary to the Articles of Incorporation of the Registrant - Incorporated by reference to Exhibit (a)(4) to Post-Effective Amendment No. 10 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-87002 and 811-21081), filed with the Securities and Exchange Commission on July 6, 2005.

     (b) Amended and Restated By-Laws of the Registrant - Incorporated by reference to Exhibit (b) to Post-Effective Amendment No. 4 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-87002 and 811-21081), filed with the Securities and Exchange Commission on November 1, 2004.

     (c)  Not applicable.

     (d) Amended Advisory Agreement between the Registrant and Alliance Capital Management L.P. - Incorporated by reference to Exhibit (d) to Post-Effective Amendment No. 10 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-87002 and 811-21081), filed with the Securities and Exchange Commission on July 6, 2005.

     (e) (1) Distribution Services Agreement between the Registrant and AllianceBernstein Investment Research and Management, Inc. (formerly known as Alliance Fund Distributors, Inc.) - Incorporated by reference to Exhibit (e)(1) to Pre-Effective Amendment No. 2 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-87002 and 811-21081), filed with the Securities and Exchange Commission on July 9, 2002.

          (2) Form of Amendment to the Distribution Services Agreement between the Registrant and AllianceBernstein Investment Research and Management, Inc. - Incorporated by reference to Exhibit (e)(2) to Post-Effective Amendment No. 3 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-87002 and 811-21081), filed with the Securities and Exchange Commission on December 17, 2003.

          (3) Form of Amendment to the Distribution Services Agreement between the Registrant and AllianceBernstein Investment Research and Management, Inc. - Incorporated by reference to Exhibit (e)(3) to Post-Effective Amendment No. 6 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-87002 and 811-21081), filed with the Securities and Exchange Commission on January 31, 2005.

          (4) Form of Amendment to the Distribution Services Agreement between the Registrant and AllianceBernstein Investment Research and Management, Inc. - Incorporated by reference to Exhibit (e)(4) to Post-Effective Amendment No. 10 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-87002 and 811-21081), filed with the Securities and Exchange Commission on July 6, 2005.

          (5) Form of Selected Dealer Agreement between AllianceBernstein Investment Research and Management, Inc. (formerly known as Alliance Fund Distributors, Inc.) and selected dealers offering shares of Registrant - Incorporated by reference to Exhibit
               (e)(4) to Post-Effective Amendment No. 6 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-87002 and 811-21081), filed with the Securities and Exchange Commission on January 31, 2005.

          (6) Form of Selected Agent Agreement between AllianceBernstein Investment Research and Management, Inc. (formerly known as Alliance Fund Distributors, Inc.) and selected agents making available shares of Registrant - Incorporated by reference to Exhibit (e)(5) to Post-Effective Amendment No. 6 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-87002 and 811-21081), filed with the Securities and Exchange Commission on January 31, 2005.

     (f)  Not applicable.

     (g) Form of Custodian Agreement between the Registrant and State Street Bank and Trust Company - Incorporated by reference to Exhibit (g) to Post-Effective Amendment No. 10 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-87002 and 811-21081), filed with the Securities and Exchange Commission on July 6, 2005.

     (h) (1) Form of Transfer Agency Agreement between the Registrant and Alliance Global Investor Services, Inc. - Incorporated by reference to Exhibit (h)(1) to Pre-Effective Amendment No. 2 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-87002 and 811-21081), filed with the Securities and Exchange Commission on July 9, 2002.

          (2) Form of Expense Limitation Undertaking - Incorporated by reference to Exhibit (h)(2) to Post-Effective Amendment No. 10 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-87002 and 811-21081), filed with the Securities and Exchange Commission on July 6, 2005.

     (i) (1) Opinion and Consent of Seward & Kissel LLP relating solely to the Class A, Class B, Class C, Class R and Advisor Class shares of the U.S. Large Cap Portfolio of the Registrant - Incorporated by reference to Exhibit (i) to Post-Effective Amendment No. 6 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-87002 and 811-21081), filed with the Securities and Exchange Commission on January 31, 2005.

          (2) Opinion and Consent of Seward & Kissel LLP relating solely to the Class A, Class K, and Class I shares of the U.S. Large Cap Portfolio of the Registrant - Incorporated by reference to Exhibit (i)(2) to Post-Effective Amendment No. 7 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-87002 and 811-21081), filed with the Securities and Exchange Commission on February 28, 2005.

          (3) Opinion and Consent of Seward & Kissel LLP relating solely to Class A, Class B, Class C, Class R, Class K, Class I and Advisor Class shares of the AllianceBernstein 2000 Retirement Strategy, the AllianceBernstein 2005 Retirement Strategy, the AllianceBernstein 2010 Retirement Strategy, the AllianceBernstein 2015 Retirement Strategy, the AllianceBernstein 2020 Retirement Strategy, the AllianceBernstein 2025 Retirement Strategy, the AllianceBernstein 2030 Retirement Strategy, the AllianceBernstein 2035 Retirement Strategy, the AllianceBernstein 2040 Retirement Strategy and the AllianceBernstein 2045 Retirement Strategy of the Registrant - Incorporated by reference to Exhibit (i)(3) to Post-Effective Amendment No. 10 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-87002 and 811-21081), filed with the Securities and Exchange Commission on July 6, 2005.

          (4) Opinion and Consent of Seward & Kissel LLP relating solely to Class A, Class B, Class C, Class R, Class K, Class I and Advisor Class shares of the U.S. Large Cap Portfolio of the Registrant - Filed herewith.


     (j) Consent of Independent Registered Public Accounting Firm - Filed herewith.

     (k)  Not applicable.

     (l)  Not applicable.

     (m)  Rule 12b-1 Plan - See exhibit (e)(1) hereto.

     (n) (1) Amended and Restated Rule 18f-3 Plan - Incorporated by reference to Exhibit (n) to Post-Effective Amendment No. 4 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-87002 and 811-21081), filed with the Securities and Exchange Commission on November 1, 2004.

          (2) Form of Amended and Restated Rule 18f-3 Plan - Incorporated by reference to Exhibit (n)(2) to Post-Effective Amendment No. 6 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-87002 and 811-21081), filed with the Securities and Exchange Commission on January 31, 2005.

     (p) (1) Code of Ethics for the Fund - Incorporated by reference to Exhibit (p)(1) to Post-Effective Amendment No. 74 to the Registration Statement on Form N-1A of AllianceBernstein Bond Fund, Inc. (File Nos. 2-48227 and 811-2383), filed with the Securities and Exchange Commission on October 6, 2000, which is substantially identical in all material respects except as to the party which is the Registrant.

          (2) Code of Ethics for the Alliance Capital Management L.P. and AllianceBernstein Investment Research and Management, Inc. (formerly known as Alliance Fund Distributors, Inc.) - Incorporated by reference to Exhibit (p)(2) to Post-Effective Amendment No. 34 of the Registration Statement on Form N-1A of AllianceBernstein Municipal Income Fund, Inc. (File Nos. 33-7812 and 811-04791), filed with the Securities and Exchange Commission on January 28, 2005.

     Other Exhibits:

          Powers of Attorney for: Ruth Block, David H. Dievler, John H. Dobkin, William H. Foulk, Jr. and Marc O. Mayer - Incorporated by reference to Other Exhibits to Post-Effective Amendment No. 4 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-87002 and 811-21081), filed with the Securities and Exchange Commission on November 1, 2004.

          Power of Attorney for: Michael J. Downey - Incorporated by reference to Other Exhibits to Post-Effective Amendment No. 6 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-87002 and 811-21081), filed with the Securities and Exchange Commission on January 31, 2005.

ITEM 24. Persons Controlled by or Under Common Control with the Fund.

          None.

ITEM 25. Indemnification

          It is the Registrant's policy to indemnify its directors and officers, employees and other agents to the maximum extent permitted by Section 2-418 of the General Corporation Law of the State of Maryland and as set forth in Article EIGHTH of Registrant's Articles of Incorporation, filed as Exhibit (a) in response to Item 23, Article VII and Article VIII of the Registrant's By-Laws filed as Exhibit (b) in response to
          Item 23 and Section 10 of the Distribution Services Agreement filed as Exhibit (e)(1) in response to Item 23, all as set forth below. The liability of the Registrant's directors and officers is dealt with in Article EIGHTH of Registrant's Articles of Incorporation, and Article VII, Section 7 and Article VIII, Section 1 through Section 6 of the Registrant's By-Laws, as set forth below. The Adviser's liability for any loss suffered by the Registrant or its shareholders is set forth in Section 4 of the Advisory Agreement filed as Exhibit (d) in response to Item 23 of this Registration Statement, as set forth below.

Section 2-418 of the Maryland General Corporation Law reads as follows:

         "2-418  INDEMNIFICATION OF DIRECTORS, OFFICERS, EMPLOYEES AND AGENTS.--

          (a)  In this section the following words have the meaning indicated.

               (1) "Director" means any person who is or was a director of a corporation and any person who, while a director of a corporation, is or was serving at the request of the corporation as a director, officer, partner, trustee, employee, or agent of another foreign or domestic corporation, partnership, joint venture, trust, other enterprise, or employee benefit plan.

               (2) "Corporation" includes any domestic or foreign predecessor entity of a corporation in a merger, consolidation, or other transaction in which the predecessor's existence ceased upon consummation of the transaction.

               (3)  "Expenses" include attorney's fees.

               (4)  "Official capacity" means the following:

                    (i) When used with respect to a director, the office of director in the corporation; and

                    (ii) When used with respect to a person other than a
                         director as contemplated in subsection (j), the elective or appointive office in the corporation held by the officer, or the employment or agency relationship undertaken by the employee or agent in behalf of the corporation.

                   (iii) "Official capacity" does not include service for any other foreign or domestic corporation or any partnership, joint venture, trust, other enterprise, or employee benefit plan.

               (5) "Party" includes a person who was, is, or is threatened to be made a named defendant or respondent in a proceeding.

               (6) "Proceeding" means any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, or investigative.

          (b)  Permitted indemnification of director.--

               (1) A corporation may indemnify any director made a party to any proceeding by reason of service in that capacity unless it is established that:

                    (i) The act or omission of the director was material to the matter giving rise to the proceeding; and

                          1.  Was committed in bad faith; or

                          2.  Was the result of active and
                         deliberate dishonesty; or

                    (ii) The director actually received an improper personal
                         benefit in money, property, or services; or

                   (iii) In the case of any criminal proceeding, the director had reasonable cause to believe that the act or omission was unlawful.

               (2)  (i)  Indemnification may be against judgments, penalties, fines, settlements, and reasonable expenses actually incurred by the director in connection with the proceeding.

                    (ii) However, if the proceeding was one by or in the right of the corporation, indemnification may not be made in respect of any proceeding in which the director shall have been adjudged to be liable to the corporation.

               (3)  (i)  The termination of any proceeding by judgment, order or settlement does not create a presumption that the director did not meet the requisite standard of conduct set forth in this subsection.

                    (ii) The termination of any proceeding by conviction, or a plea of nolo contendere or its equivalent, or an entry of an order of probation prior to judgment, creates a rebuttable presumption that the director did not meet that standard of conduct.

               (4) A corporation may not indemnify a director or advance expenses under this section for a proceeding brought by that director against the corporation, except:

                    (i) For a proceeding brought to enforce indemnification under this section; or

                    (ii) If the charter or bylaws of the corporation, a
                         resolution of the board of directors of the corporation, or an agreement approved by the board of directors of the corporation to which the corporation is a party expressly provide otherwise.

          (c) No indemnification of director liable for improper personal benefit.-- A director may not be indemnified under subsection (b) of this section in respect of any proceeding charging improper personal benefit to the director, whether or not involving action in the director's official capacity, in which the director was adjudged to be liable on the basis that personal benefit was improperly received.

          (d) Required indemnification against expenses incurred in successful defense.-- Unless limited by the charter:

               (1) A director who has been successful, on the merits or otherwise, in the defense of any proceeding referred to in subsection (b) of this section shall be indemnified against reasonable expenses incurred by the director in connection with the proceeding.

               (2) A court of appropriate jurisdiction, upon application of a director and such notice as the court shall require, may order indemnification in the following circumstances:

                    (i) If it determines a director is entitled to reimbursement under paragraph (1) of this subsection, the court shall order indemnification, in which case the director shall be entitled to recover the expenses of securing such reimbursement; or

                    (ii) If it determines that the director is fairly and
                         reasonably entitled to indemnification in view of all the relevant circumstances, whether or not the director has met the standards of conduct set forth in subsection (b) of this section or has been adjudged liable under the circumstances described in subsection
                         (c) of this section, the court may order such indemnification as the court shall deem proper. However, indemnification with respect to any proceeding by or in the right of the corporation or in which liability shall have been adjudged in the circumstances described in subsection (c) shall be limited to expenses.

               (3) A court of appropriate jurisdiction may be the same court in which the proceeding involving the director's liability took place.

          (e)  Determination that indemnification is proper.--

               (1) Indemnification under subsection (b) of this section may not be made by the corporation unless authorized for a specific proceeding after a determination has been made that indemnification of the director is permissible in the circumstances because the director has met the standard of conduct set forth in subsection (b) of this section.

               (2)  Such determination shall be made:

                    (i) By the board of directors by a majority vote of a quorum consisting of directors not, at the time, parties to the proceeding, or, if such a quorum cannot be obtained, then by a majority vote of a committee of the board consisting solely of two or more directors not, at the time, parties to such proceeding and who were duly designated to act in the matter by a majority vote of the full board in which the designated directors who are parties may participate;

                    (ii) By special legal counsel selected by the board of
                         directors or a committee of the board by vote as set forth in subparagraph (i) of this paragraph, or, if the requisite quorum of the full board cannot be obtained therefor and the committee cannot be established, by a majority vote of the full board in which directors who are parties may participate; or

                    (iii) By the stockholders.

               (3) Authorization of indemnification and determination as to reasonableness of expenses shall be made in the same manner as the determination that indemnification is permissible. However, if the determination that indemnification is permissible is made by special legal counsel, authorization of indemnification and determination as to reasonableness of expenses shall be made in the manner specified in subparagraph (ii) of paragraph (2) of this subsection for selection of such counsel.

               (4) Shares held by directors who are parties to the proceeding may not be voted on the subject matter under this subsection.

          (f)  Payment of expenses in advance of final disposition of action.--

               (1) Reasonable expenses incurred by a director who is a party to a proceeding may be paid or reimbursed by the corporation in advance of the final disposition of the proceeding upon receipt by the corporation of:

                    (i) A written affirmation by the director of the director's good faith belief that the standard of conduct necessary for indemnification by the corporation as authorized in this section has been met; and

                    (ii) A written undertaking by or on behalf of the director to repay the amount if it shall ultimately be determined that the standard of conduct has not been met.

               (2)  The undertaking required by subparagraph (ii) of paragraph
                    (1) of this subsection shall be an unlimited general obligation of the director but need not be secured and may be accepted without reference to financial ability to make the repayment.

               (3) Payments under this subsection shall be made as provided by the charter, bylaws, or contract or as specified in subsection (e) of this section.

          (g) Validity of indemnification provision.-- The indemnification and advancement of expenses provided or authorized by this section may not be deemed exclusive of any other rights, by indemnification or otherwise, to which a director may be entitled under the charter, the bylaws, a resolution of stockholders or directors, an agreement or otherwise, both as to action in an official capacity and as to action in another capacity while holding such office.

          (h) Reimbursement of director's expenses while appearing as witness.-- This section does not limit the corporation's power to pay or reimburse expenses incurred by a director in connection with an appearance as a witness in a proceeding at a time when the director has not been made a named defendant or respondent in the proceeding.

          (i) Director's service to employee benefit plan.-- For purposes of this section:

               (1) The corporation shall be deemed to have requested a director to serve an employee benefit plan where the performance of the director's duties to the corporation also imposes duties on, or otherwise involves services by, the director to the plan or participants or beneficiaries of the plan:

               (2) Excise taxes assessed on a director with respect to an employee benefit plan pursuant to applicable law shall be deemed fines; and

               (3) Action taken or omitted by the director with respect to an employee benefit plan in the performance of the director's duties for a purpose reasonably believed by the director to be in the interest of the participants and beneficiaries of the plan shall be deemed to be for a purpose which is not opposed to the best interests of the corporation.

          (j)  Officer, employee or agent.-- Unless limited by the charter:

               (1) An officer of the corporation shall be indemnified as and to the extent provided in subsection (d) of this section for a director and shall be entitled, to the same extent as a director, to seek indemnification pursuant to the provisions of subsection (d);

               (2) A corporation may indemnify and advance expenses to an officer, employee, or agent of the corporation to the same extent that it may indemnify directors under this section; and

               (3) A corporation, in addition, may indemnify and advance expenses to an officer, employee, or agent who is not a director to such further extent, consistent with law, as may be provided by its charter, bylaws, general or specific action of its board of directors, or contract.

          (k)  Insurance or similar protection.--

               (1) A corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee, or agent of the corporation, or who, while a director, officer, employee, or agent of the corporation, is or was serving at the request, of the corporation as a director, officer, partner, trustee, employee, or agent of another foreign or domestic corporation, partnership, joint venture, trust, other enterprise, or employee benefit plan against any liability asserted against and incurred by such person in any such capacity or arising out of such person's position, whether or not the corporation would have the power to indemnify against liability under the provisions of this section.

               (2) A corporation may provide similar protection, including a trust fund, letter of credit, or surety bond, not inconsistent with this section.

               (3) The insurance or similar protection may be provided by a subsidiary or an affiliate of the corporation.

          (l) Report of indemnification to stockholders.-- Any indemnification of, or advance of expenses to, a director in accordance with this section, if arising out of a proceeding by or in the right of the corporation, shall be reported in writing to the stockholders with the notice of the next stockholders' meeting or prior to the meeting."

Article EIGHTH of the Registrant's Articles of Incorporation reads as follows:

               "(1) To the full extent that limitations on the liability of directors and officers are permitted by the Maryland General Corporation Law, no director or officer of the Corporation shall have any liability to the Corporation or its stockholders for money damages. This limitation on liability applies to events occurring at the time a person serves as a director or officer of the Corporation whether or not that person is a director or officer at the time of any proceeding in which liability is asserted.

               "(2) The Corporation shall indemnify and advance expenses to its currently acting and its former directors to the full extent that indemnification of directors is permitted by the Maryland General Corporation Law. The Corporation shall indemnify and advance expenses to its officers to the same extent as its directors and may do so to such further extent as is consistent with law. The Board of Directors may by Bylaw, resolution or agreement make further provisions for indemnification of directors, officers, employees and agents to the full extent permitted by the Maryland General Corporation Law.

               "(3) No provision of this Article shall be effective to protect or purport to protect any director or officer of the Corporation against any liability to the Corporation or its stockholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

               "(4) References to the Maryland General Corporation Law in this
                    Article are to that law as from time to time amended. No amendment to the Charter of the Corporation shall affect any right of any person under this Article based on any event, omission or proceeding prior to the amendment."

Article VII, Section 7 of the Registrant's By-Laws reads as follows:

               "Section 7. Insurance Against Certain Liabilities. The Corporation shall not bear the cost of insurance that protects or purports to protect directors and officers of the Corporation against any liabilities to the Corporation or its security holders to which any such director or officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office."

Article VIII of the Registrant's By-Laws reads as follows:

               "Section 1. Indemnification of Directors and Officers. The Corporation shall indemnify its directors to the full extent that indemnification of directors is permitted by the Maryland General Corporation Law. The Corporation shall indemnify its officers to the same extent as its directors and to such further extent as is consistent with law. The Corporation shall indemnify its directors and officers who, while serving as directors or officers, also serve at the request of the Corporation as a director, officer, partner, trustee, employee, agent or fiduciary of another corporation, partnership, joint venture, trust, other enterprise or employee benefit plan to the full extent consistent with law. The indemnification and other rights provided by this Article shall continue as to a person who has ceased to be a director or officer and shall inure to the benefit of the heirs, executors and administrators of such a person. This Article shall not protect any such person against any liability to the Corporation or any stockholder thereof to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office ("disabling conduct").

               "Section 2. Advances. Any current or former director or officer of the Corporation seeking indemnification within the scope of this Article shall be entitled to advances from the Corporation for payment of the reasonable expenses incurred by him in connection with the matter as to which he is seeking indemnification in the manner and to the full extent permissible under the Maryland General Corporation Law. The person seeking indemnification shall provide to the Corporation a written affirmation of his good faith belief that the standard of conduct necessary for indemnification by the Corporation has been met and a written undertaking to repay any such advance if it should ultimately be determined that the standard of conduct has not been met. In addition, at least one of the following additional conditions shall be met: (a) the person seeking indemnification shall provide a security in form and amount acceptable to the Corporation for his undertaking; (b) the Corporation is insured against losses arising by reason of the advance; or (c) a majority of a quorum of directors of the Corporation who are neither "interested persons" as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, nor parties to the proceeding ("disinterested nonparty directors"), or independent legal counsel, in a written opinion, shall have determined, based on a review of facts readily available to the Corporation at the time the advance is proposed to be made, that there is reason to believe that the person seeking indemnification will ultimately be found to be entitled to indemnification.

               "Section 3. Procedure. At the request of any person claiming indemnification under this Article, the Board of Directors shall determine, or cause to be determined, in a manner consistent with the Maryland General Corporation Law, whether the standards required by this Article have been met. Indemnification shall be made only following: (a) a final decision on the merits by a court or other body before whom the proceeding was brought that the person to be indemnified was not liable by reason of disabling conduct, or (b) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the person to be indemnified was not liable by reason of disabling conduct by (i) the vote of a majority of a quorum of disinterested nonparty directors, or (ii) an independent legal counsel in a written opinion.

               "Section 4. Indemnification of Employees and Agents. Employees and agents who are not officers or directors of the Corporation may be indemnified, and reasonable expenses may be advanced to such employees or agents, as may be provided by action of the Board of Directors or by contract, subject to any limitations imposed by the Investment Company Act of 1940.

               "Section 5. Other Rights. The Board of Directors may make further provision consistent with law for indemnification and advance of expenses to directors, officers, employees and agents by resolution, agreement or otherwise. The indemnification provided by this Article shall not be deemed exclusive of any other right, with respect to indemnification or otherwise, to which those seeking indemnification may be entitled under any insurance or other agreement or resolution of stockholders or disinterested directors or otherwise. The rights provided to any person by this Article shall be enforceable against the Corporation by such person who shall be presumed to have relied upon it in serving or continuing to serve as a director, officer, employee, or agent as provided above.

               "Section 6. Amendments. References in this Article are to the Maryland General Corporation Law and to the Investment Company Act of 1940 as from time to time amended. No amendment of these Bylaws shall affect any right of any person under this Article based on any event, omission or proceeding prior to the amendment."

               The Advisory Agreement between the Registrant and Alliance Capital Management L.P. provides that Alliance Capital Management L.P. will not be liable under the agreement for any mistake of judgment or in any event whatsoever, except for lack of good faith, provided that nothing therein shall be deemed to protect, or purport to protect, Alliance Capital Management L.P. against any liability to the Registrant or its security holders to which it would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties thereunder, or by reason of reckless disregard of its duties and obligations thereunder.

               The Distribution Services Agreement between the Registrant and AllianceBernstein Investment Research and Management, Inc. (formerly known as Alliance Fund Distributors, Inc.) provides that the Registrant will indemnify, defend and hold AllianceBernstein Investment Research and Management, Inc., and any person who controls it within the meaning of Section 15 of the Securities Act of 1933, as amended (the "Securities Act"), free and harmless from and against any and all claims, demands, liabilities and expenses (including the cost of investigating or defending such claims, demands, or liabilities and any counsel fees incurred in connection therewith) which AllianceBernstein Investment Research and Management, Inc. or any controlling person may incur arising out of or based upon any alleged untrue statement of a material fact contained in the Registrant's Registration Statement, Prospectus or Statement of Additional Information or arising out of, or based upon any alleged omission to state a material fact required to be stated in any one of the foregoing or necessary to make the statements in any one of the foregoing not misleading.

               The foregoing summaries are qualified by the entire text of Registrant's Articles of Incorporation, which is filed as Exhibit
               (a) and incorporated by reference herein, and the By-Laws, the Advisory Agreement between Registrant and Alliance Capital Management L.P. and the Distribution Services Agreement between Registrant and AllianceBernstein Investment Research and Management, Inc. which are filed in response to Item 23.

               Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

               In accordance with Release No. IC-11330 (September 2, 1980), the Registrant will indemnify its directors, officers, investment manager and principal underwriters only if (1) a final decision on the merits was issued by the court or other body before whom the proceeding was brought that the person to be indemnified (the "indemnitee") was not liable by reason or willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office ("disabling conduct") or
               (2) a reasonable determination is made, based upon a review of the facts, that the indemnitee was not liable by reason of disabling conduct, by (a) the vote of a majority of a quorum of the directors who are neither "interested persons" of the Registrant as defined in section 2(a)(19) of the Investment Company Act of 1940 nor parties to the proceeding ("disinterested, non-party directors"), or (b) an independent legal counsel in a written opinion. The Registrant will advance attorneys fees or other expenses incurred by its directors, officers, investment adviser or principal underwriters in defending a proceeding, upon the undertaking by or on behalf of the indemnitee to repay the advance unless it is ultimately determined that he is entitled to indemnification and, as a condition to the advance, (1) the indemnitee shall provide a security for his undertaking, (2) the Registrant shall be insured against losses arising by reason of any lawful advances, or (3) a majority of a quorum of disinterested, non-party directors of the Registrant, or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the indemnitee ultimately will be found entitled to indemnification.

               The Registrant participates in a Joint directors and officers liability insurance policy issued by the ICI Mutual Insurance Company. Coverage under this policy has been extended to directors, trustees and officers of the investment companies managed by Alliance Capital Management L.P. Under this policy, outside trustees and directors would be covered up to the limits specified for any claim against them for acts committed in their capacities as trustee or director. A pro rata share of the premium for this coverage is charged to each investment company and to the Adviser.

ITEM 26. Business and Other Connections of Investment Adviser.

               The descriptions of Alliance Capital Management L.P. under the captions "Management of the Fund" in the Prospectus and in the Statement of Additional Information constituting Parts A and B, respectively, of this Registration Statement are incorporated by reference herein.

               The information as to the directors and executive officers of Alliance Capital Management Corporation, the general partner of Alliance Capital Management L.P., set forth in Alliance Capital Management L.P.'s Form ADV filed with the Securities and Exchange Commission on April 21, 1988 (File No. 801-32361) and amended through the date hereof, is incorporated by reference.

ITEM 27. Principal Underwriters.

     (a) AllianceBernstein Investment Research and Management, Inc. (formerly known as Alliance Fund Distributors, Inc.,) the Registrant's Principal Underwriter in connection with the sale of shares of the Registrant. AllianceBernstein Investment Research and Management, Inc. also acts as Principal Underwriter or Distributor for the following investment companies:

              AllianceBernstein Americas Government Income Trust, Inc. AllianceBernstein Balanced Shares, Inc.
              AllianceBernstein Blended Style Series, Inc.
              AllianceBernstein Bond Fund, Inc.
              AllianceBernstein Cap Fund, Inc.
              AllianceBernstein Emerging Market Debt Fund, Inc.
              AllianceBernstein Exchange Reserves
              AllianceBernstein Focused Growth & Income Fund, Inc. AllianceBernstein Global Health Care Fund, Inc.
              AllianceBernstein Global Research Growth Fund, Inc.
              AllianceBernstein Global Strategic Income Trust, Inc. AllianceBernstein Global Technology Fund, Inc.
              AllianceBernstein Greater China '97 Fund, Inc.
              AllianceBernstein Growth and Income Fund, Inc.
              AllianceBernstein High Yield Fund, Inc.
              AllianceBernstein Institutional Funds, Inc.
              AllianceBernstein Intermediate California Municipal Portfolio(1) AllianceBernstein Intermediate Diversified Municipal Portfolio(1) AllianceBernstein Intermediate New York Municipal Portfolio(1) AllianceBernstein International Portfolio(1)
              AllianceBernstein International Growth Fund, Inc.
              AllianceBernstein International Research Growth Fund, Inc. AllianceBernstein Large-Cap Growth Fund, Inc.
              AllianceBernstein Mid-Cap Growth Fund, Inc.
              AllianceBernstein Multi-Market Strategy Trust, Inc.
              AllianceBernstein Municipal Income Fund, Inc.
              AllianceBernstein Municipal Income Fund II
              AllianceBernstein Real Estate Investment Fund, Inc.
              AllianceBernstein Short Duration Portfolio(1)
              AllianceBernstein Tax-Managed International Portfolio(1) AllianceBernstein Trust
              AllianceBernstein Utility Income Fund, Inc.
              AllianceBernstein Variable Products Series Fund, Inc.
              Sanford C. Bernstein Fund II, Inc.
              The AllianceBernstein Pooling Portfolios
              The AllianceBernstein Portfolios

---------------------------------------
(1) This is a retail Portfolio of Sanford C. Bernstein Fund, Inc. which consists of Classes A, B and C shares.


     (b) The following are the Directors and Officers of AllianceBernstein Investment Research and Management, Inc., the principal place of business of which is 1345 Avenue of the Americas, New York, New York, 10105.

                              POSITIONS AND                 POSITIONS AND
                              OFFICES WITH                  OFFICES WITH
NAME                          UNDERWRITER                   REGISTRANT
----                          -----------                   ----------

Directors
---------
Marc O. Mayer                 Chairman of the Board
                              and Director


Mark R. Manley                Director

Ranjani Nagaswami             Vice Chairman
                              and Director

Officers
--------
Marc O. Mayer                 Chairman of the Board         President and
                                                            Chief Executive
                                                            Officer

Ranjani Nagaswami             Vice Chairman

Frederic L. Bloch             Executive Vice President
                              and President, U.S. Sales

Richard A. Davies             Executive Vice President
                              and Managing Director

Gerald M. Lieberman           Executive Vice President
                              and Chief Operating Officer

Kurt H. Schoknecht            Executive Vice President

Frank Speno                   Executive Vice President

Andrew L. Gangolf             Senior Vice President and     Assistant Secretary
                              Assistant General Counsel

Emilie D. Wrapp               Senior Vice President,        Secretary
                              Assistant General Counsel
                              and Assistant Secretary


Daniel A. Notto               Senior Vice President,
                              Counsel and Assistant
                              Secretary

Christopher S. Alpaugh        Senior Vice President

Audie G. Apple                Senior Vice President

Colin C. Aymond               Senior Vice President

Steven R. Barr                Senior Vice President,
                              and Assistant Secretary

Adam J. Beaudry               Senior Vice President

Matthew F. Beaudry            Senior Vice President

Amy I. Belew                  Senior Vice President

Susan H. Burton               Senior Vice President

Peter G. Callahan             Senior Vice President

Russell R. Corby              Senior Vice President

John W. Cronin                Senior Vice President

Robert J. Cruz                Senior Vice President

Jennifer M. DeLong            Senior Vice President

John C. Endahl                Senior Vice President

Adam E. Engelhardt            Senior Vice President

John Edward English           Senior Vice President

Edward J. Farrell             Senior Vice President
                              and Controller

Eric W. Frasier               Senior Vice President

Donald N. Fritts              Senior Vice President

Kenneth L. Haman              Senior Vice President

Robert T. Hausler             Senior Vice President

Joseph P. Healy               Senior Vice President

Mary V. Kralis Hoppe          Senior Vice President

Scott Hutton                  Senior Vice President

Geoffrey L. Hyde              Senior Vice President

Robert H. Joseph, Jr.         Senior Vice President and
                              Assistant Treasurer

Victor Kopelakis              Senior Vice President

Henry Michael Lesmeister      Senior Vice President

Eric L. Levinson              Senior Vice President

James F. Lyons                Senior Vice President and
                              Regional/Regent

Matthew P. Mintzer            Senior Vice President

Thomas F. Monnerat            Senior Vice President

Joanna D. Murray              Senior Vice President

Jeffrey A. Nye                Senior Vice President

Peter J. O'Brien              Senior Vice President

John J. O'Connor              Senior Vice President

Danielle Pagano               Senior Vice President

Catherine N. Peterson         Senior Vice President

Mark A. Pletts                Senior Vice President

James J. Posch                Senior Vice President
                              and Assistant Secretary

Robert E. Powers              Senior Vice President

Stephen C. Scanlon            Senior Vice President

John P. Schmidt               Senior Vice President

Raymond S. Sclafani           Senior Vice President

Eileen B. Sebold              Senior Vice President

Gregory K. Shannahan          Senior Vice President

Richard J. Sidell             Senior Vice President

Andrew D. Strauss             Senior Vice President

Peter J. Szabo                Senior Vice President

Joseph T. Tocyloski           Senior Vice President

David R. Turnbough            Senior Vice President

Craig E. Welch                Senior Vice President

Scott Whitehouse              Senior Vice President

Mark D. Gersten               Vice President and            Treasurer and
                              Treasurer                     Chief Financial
                                                            Officer

Patrick E. Ryan               Vice President and
                              Chief Financial Officer

Jane E. Ackerman              Vice President

Margaret M. Bagley            Vice President

Mark H.W. Baltimore           Vice President

Kenneth F. Barkoff            Vice President

David A. Bedrick              Vice President

Laura J. Beedy                Vice President

Andrew Berger                 Vice President

Gregory P. Best               Vice President

Robert G. Bjorge              Vice President

Michael J. Bodnar             Vice President

Richard A. Brink              Vice President

Alan T. Brum                  Vice President

Brian Buehring                Vice President

Thomas E. Callahan            Vice President

Kevin T. Cannon               Vice President

Alice L. Chan                 Vice President

Kyle E. Clapp                 Vice President

Michael F. Connell            Vice President

Joseph D. Connell, Jr.        Vice President

Kenneth J. Connors            Vice President

Dwight P. Cornell             Vice President

Michael R. Crimmins           Vice President

Brett E. Dearing              Vice President

Raymond A. Decker             Vice President

Stephen J. Dedyo              Vice President

Darren K. DeSimone            Vice President

Janet B. DiBrita              Vice President

Ronald G. Dietrich            Vice President

Carmela Di Meo                Vice President

Joseph T. Dominguez           Vice President

Paul D. Eck                   Vice President

Bernard J. Eng                Vice President

Michael J. Eustic             Vice President

Joao P. Flor                  Vice President

Kevin T. Gang                 Vice President

Daniel P. Gangemi             Vice President

Christine E. Gaze             Vice President

Mark A. Gessner               Vice President

Thomas R. Graffeo             Vice President

Matthew M. Green              Vice President

John G. Hansen                Vice President

Michael S. Hart               Vice President

George R. Hrabovsky           Vice President

David A. Hunt                 Vice President

Dinah J. Huntoon              Vice President

Anthony D. Ialeggio           Vice President

Theresa Iosca                 Vice President

Oscar J. Isoba                Vice President

Kumar Jagdeo II               Vice President

Joseph B. Kolman              Vice President

Gary M. Lang                  Vice President

Christopher J. Larkin         Vice President

Laurel E. Lindner             Vice President

James M. Liptrot              Vice President and
                              Assistant Controller

Armando C. Llanes             Vice President

Jason N. Longo                Vice President

James P. Luisi                Vice President

Todd M. Mann                  Vice President

Silvia Manz                   Vice President

Osama Mari                    Vice President

Kathryn Austin Masters        Vice President

Craig S. McKenna              Vice President

Steven M. Miller              Vice President

Paul S. Moyer                 Vice President

John F. Multhauf              Vice President

Andrew C. Murphy              Vice President, Chief
                              Compliance Officer and
                              Assistant Secretary

Jamie A. Nieradka             Vice President

Nicole Nolan-Koester          Vice President

Timothy J. O'Connell          Vice President

Joseph D. Ochoa               Vice President

John J. Onofrio               Vice President and
                              Assistant Treasurer

David D. Paich                Vice President

Todd P. Patton                Vice President

Leo J. Peters IV              Vice President

John D. Prosperi              Vice President

Carol H. Rappa                Vice President

Juhi Rathee                   Vice President

Michelle T. Rawlick           Vice President

Heidi A Richardson            Vice President

James A. Rie                  Vice President

Joseph P. Rodriguez           Vice President

Miguel A. Rozensztroch        Vice President

Thomas E. Sawyer              Vice President

Matthew J. Scarlata           Vice President

Gordon R. Schonfeld           Vice President

Stuart L. Shaw                Vice President

Daniel S. Shikes              Vice President

Karen Sirett                  Vice President

Rayandra E. Slonina           Vice President

Elizabeth M. Smith            Vice President

Ben H. Stairs                 Vice President

Eileen Stauber                Vice President

Michael B. Thayer             Vice President

Elizabeth K. Tramo            Vice President

Benjamin H. Travers           Vice President

James R. Van Deventer         Vice President

Elsia M. Vasquez              Vice President

Marie R. Vogel                Vice President

Wayne W. Wagner               Vice President

Mark E. Westmoreland          Vice President

Paul C. Wharf                 Vice President

Peter H. Whitlock             Vice President

Kevin M. Winters              Vice President

Jennifer M. Yi                Vice President

Moshe Aronov                  Assistant Vice
                              President

Jire J. Baran                 Assistant Vice
                              President

Gian D. Bernardi              Assistant Vice
                              President

Susan J. Bieber               Assistant Vice
                              President

Mark S. Burns                 Assistant Vice
                              President

Daniel W. Carey               Assistant Vice
                              President

Maria Carreras                Assistant Vice
                              President

Judith A. Chin                Assistant Vice
                              President

Robyn L. Cohen                Assistant Vice
                              President

Michael C. Conrath            Assistant Vice
                              President

Robert A. Craft               Assistant Vice
                              President

Raymond L. DeGrazia           Assistant Vice
                              President

Marc DiFilippo                Assistant Vice
                              President

Ralph A. DiMeglio             Assistant Vice
                              President

Daniel Ennis                  Assistant Vice
                              President

Robert A. Fiorentino          Assistant Vice
                              President

Lydia A. Fisher               Assistant Vice
                              President

Stephanie Y. Giaramitha       Assistant Vice
                              President

Michael F. Greco              Assistant Vice
                              President

Kelly P. Guter                Assistant Vice
                              President

Terry L. Harris               Assistant Vice
                              President

Junko Hisamatsu               Assistant Vice
                              President

Melanie M. Hoppe              Assistant Vice
                              President

Luis Martin Hoyos             Assistant Vice
                              President

Arthur F. Hoyt, Jr.           Assistant Vice
                              President

Dwayne A. Javier              Assistant Vice
                              President

Joseph D. Kearney             Assistant Vice
                              President

Elizabeth E. Keefe            Assistant Vice
                              President

Edward W. Kelly               Assistant Vice
                              President

Jung M. Kim                   Assistant Vice
                              President

Junko Kimura                  Assistant Vice
                              President

Ted R. Kosinski               Assistant Vice
                              President

Stephen J. Laffey             Assistant Vice                Assistant Secretary
                              President and Counsel

Gina L. Lemon                 Assistant Vice
                              President

Evamarie C. Lombardo          Assistant Vice
                              President

Andrew J. Magnus              Assistant Vice
                              President

Mathew J. Malvey              Assistant Vice
                              President

Daniel K. McGouran            Assistant Vice
                              President

Christine M. McQuinlan        Assistant Vice
                              President

Assimina Morales              Assistant Vice
                              President

Christina A. Morse            Assistant Vice                Assistant Secretary
                              President and Counsel

Troy E. Mosconi               Assistant Vice
                              President

Jennifer A. Mulhall           Assistant Vice
                              President

Alex E. Pady                  Assistant Vice
                              President

Brian W. Paulson              Assistant Vice
                              President

Wandra M. Perry-Hartsfield    Assistant Vice
                              President

Matthew V. Peterson           Assistant Vice
                              President

Mark A. Quarno                Assistant Vice
                              President

Peter V. Romeo                Assistant Vice
                              President

Randi E. Rothstein            Assistant Vice
                              President

Jessica M. Rozman             Assistant Vice
                              President

Daniel A. Rudnitsky           Assistant Vice
                              President

Shane M. Sanders              Assistant Vice
                              President

Jennifer E. Scherz            Assistant Vice
                              President

Praveen Singh                 Assistant Vice
                              President

Orlando Soler                 Assistant Vice
                              President

Nancy D. Testa                Assistant Vice
                              President

Jay D. Tini                   Assistant Vice
                              President

Kari-Anna Towle               Assistant Vice
                              President

Kayoko Umino                  Assistant Vice
                              President

Thomas M. Vitale              Assistant Vice
                              President

Benjamin S. Wilhite           Assistant Vice
                              President

Nina C. Wilkinson             Assistant Vice
                              President

Joanna Wong                   Assistant Vice
                              President

Eric J. Wright                Assistant Vice
                              President

Thomas M. Zottner             Assistant Vice
                              President

Mark R. Manley                Secretary

Colin T. Burke                Assistant Secretary

Adam R. Spilka                Assistant Secretary


     (c)  Not applicable.

ITEM 28. Location of Accounts and Records.

         The majority of the accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder are maintained as follows: journals, ledgers, securities records and other original records are maintained principally at the offices of Alliance Global Investor Services, Inc., P.O. Box 786003, San Antonio, Texas 78278-6003 and at the offices of State Street Bank and Trust Company, the Registrant's custodian, 225 Franklin St., Boston, MA 02110. All other records so required to be maintained are maintained at the offices of Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, New York, 10105.

ITEM 29. Management Services.

         Not applicable.

ITEM 30. Undertakings

         Not applicable.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to its Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of New York and State of New York, on the 30th day of December, 2005.

                                    ALLIANCEBERNSTEIN BLENDED STYLE SERIES, INC.

                                             By:  Marc O. Mayer*
                                                  --------------
                                                  Marc O. Mayer
                                                  President

     Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment to the Registrant's Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

        Signature                           Title               Date
        ---------                           -----               ----

1.   Principal Executive
     Officer:

     Marc O. Mayer*                     President and       December 30, 2005
                                        Chief Executive
                                        Officer

2.   Principal Financial
     and Accounting
     Officer:

     /s/ Mark D. Gersten
     --------------------
         Mark D. Gersten                Treasurer and       December 30, 2005
                                        Chief Financial
                                        Officer

3.   The Directors:
     Ruth Block*
     David H. Dievler*
     John H. Dobkin*
     Michael J. Downey*
     William H. Foulk, Jr.*
     Marc O. Mayer*

     *By:  /s/ Andrew L. Gangolf                            December 30, 2005
           ---------------------
           Andrew L. Gangolf
           (Attorney-in-fact)

                                Index to Exhibits

Exhibit No.    Description of Exhibits
-----------    -----------------------

(i)(4)         Opinion and Consent of Seward & Kissel LLP.

(j)            Consent of Independent Registered Public Accounting Firm.


00250.0157 #617297